UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23148

Guardian Variable Products Trust

(Exact name of registrant as specified in charter)

10 Hudson Yards New York, N.Y. 10001

(Address of principal executive offices) (Zip code)

Dominique Baede

President

Guardian Variable Products Trust

10 Hudson Yards

New York, N.Y. 10001

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-598-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 is filed herewith.

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Core Fixed Income VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Core Fixed Income VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of Park Avenue Institutional Advisers LLC as of the date of this report and are subject to change without notice. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN CORE FIXED INCOME VIP FUND

FUND COMMENTARY OF PARK AVENUE INSTITUTIONAL ADVISERS LLC, MANAGER (UNAUDITED)

Highlights

•	Guardian Core Fixed Income VIP Fund (the “Fund”) returned -3.90% for the period from the Fund’s inception[1] to December 31, 2022, underperforming its benchmark, the Bloomberg US Aggregate Bond Index[2] (the “Index”).

•	The Index returned -3.30% for the same period.

•	The Fund’s underperformance relative to the Index was primarily due to its allocation to Treasury Inflation-Protected Securities (“TIPS”) and exchange-traded fund (“ETF”) investments. The Fund’s allocation to investment grade fixed income investments also detracted from its relative performance, while the Fund’s average duration and yield curve positioning were contributors to the Fund’s relative performance.[3]

Market Overview

Throughout 2022 the U.S. Federal Reserve (the “Fed”) significantly increased interest rates in response to a rapidly increasing inflation environment. The Standard & Poor’s 500® Index4 (the “S&P 500 Index”), returned -18.11% for the year. Nearly every segment of the fixed-income market experienced declines. For example, the Bloomberg US Corporate High Yield Bond Index5 (the “High Yield Index”) returned -11.19% for the year. Leveraged loans outperformed most major fixed-income indexes but were still negative, returning -0.60%. The 10-year Treasury returned -16.5% for the year.

With inflation above 7% all year, the Fed’s main goal has been to decrease inflation while not sparking a recession. The Fed increased the Fed funds rate seven times in 2022, from 0.25-0.50% in March to 4.25-4.50% in December, the most rapid pace of interest rate hikes in recent history.

Portfolio Review

The Fund’s allocation to TIPS and ETFs was the chief contributor to the Fund’s underperformance relative to the Index. Asset allocation within investment grade fixed-income investments also detracted from performance. The Fund’s average duration and yield curve positioning added to the Fund’s relative performance.

With respect to the Fund’s investment grade allocation, 2022 began with a cautious view on spreads given the expectation for the Fed to begin to withdraw accommodation and tighten financial conditions. As spreads widened through the year to more historically attractive levels, and in anticipation of some moderation to inflation, we moderately increased the Fund’s risk exposure within the investment grade allocation to take advantage of expected tightening of spreads. The overweight to the banking sector relative to the Index contributed to the Fund’s relative performance.

In addition, given uncertainty about rising interest rates, the potential for rate volatility and the Fed no longer reinvesting mortgage-backed securities proceeds, we found mortgage-backed securities less appealing.

In the second half of the year, we also utilized yield curve flatteners to take advantage of differences in yield spread between the 2-year and 10-year Treasuries. In addition, to help manage inflation risk, we made an allocation to TIPS at inception and maintained that allocation throughout the year.

Outlook

As we enter 2023, we remain in a relatively high inflation, low growth environment. Although we have a more optimistic outlook on the market than the Fed, we also believe that an economic recession in 2023 is likely. Historically, spreads widen into a recession, therefore we are proceeding with caution in anticipation of heightened credit risk in 2023. However, we believe ample cash is waiting to be deployed, which can mitigate spread widening. Finally, we believe the yield curve may get flatter before it steepens positively. Overall, we continue to remain defensive in our investment approach.

[1]	Fund inception date: May 2, 2022.
[2]

The Index is an index of U.S. dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[3]

Duration is a measure of a bond price’s sensitivity to changes in interest rates. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates.

[4]

The S&P 500 Index is an unmanaged market-capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[5]

The High Yield Index is generally considered to be representative of the investable universe of the U.S. dollar–denominated high-yield debt market. You may not invest in the High Yield Index and, unlike the Fund, the High Yield Index does not incur fees or expenses.

1

GUARDIAN CORE FIXED INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $449,804,885

Bond Sector Allocation[1] As of December 31, 2022

Bond Quality Allocation[2] As of December 31, 2022

2

GUARDIAN CORE FIXED INCOME VIP FUND

Top Ten Holdings[1] As of December 31, 2022

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Note	1.625%	8/15/2029	21.61%
U.S. Treasury Bond	2.375%	2/15/2042	9.75%
Vanguard Short-Term Inflation-Protected Securities ETF	—	—	4.61%
U.S. Treasury Bond	2.250%	2/15/2052	4.53%
U.S. Treasury Note	2.625%	7/31/2029	3.90%
Federal National Mortgage Association	3.000%	5/1/2052	1.93%
Federal Home Loan Mortgage Corp.	3.500%	6/1/2052	1.37%
Microsoft Corp.	3.300%	2/6/2027	1.22%
JPMorgan Chase & Co.	4.203%	7/23/2029	1.20%
Federal National Mortgage Association	4.000%	6/1/2052	1.05%
Total			51.17%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Bloomberg, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

3

GUARDIAN CORE FIXED INCOME VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Core Fixed Income VIP Fund	5/2/2022	—	—	—	-3.90%
Bloomberg US Aggregate Bond Index		—	—	—	-3.30%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$970.70	$2.48	0.50%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.69	$2.55	0.50%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

December 31, 2022	Principal Amount	Value
Agency Mortgage–Backed Securities – 6.8%

Federal Home Loan Mortgage Corp. 3.00% due 3/1/2052	$2,845,833	$2,501,360
3.50% due 6/1/2052	6,757,014	6,140,448
4.00% due 10/1/2037	474,657	462,752
4.00% due 6/1/2052	3,229,368	3,029,436
4.50% due 9/1/2052	490,629	472,757

Federal National Mortgage Association 3.00% due 5/1/2052	9,867,532	8,671,168
3.50% due 6/1/2052	5,041,820	4,581,738
4.00% due 6/1/2052	5,023,940	4,712,817

Total Agency Mortgage–Backed Securities (Cost $32,719,437)		30,572,476
Asset–Backed Securities – 16.3%

Aligned Data Centers Issuer LLC 2021-1A A2 1.937% due 8/15/2046(1)	2,016,000	1,715,951

Ally Auto Receivables Trust 2022-1 A3 3.31% due 11/15/2026	3,850,000	3,748,604

AmeriCredit Automobile Receivables Trust 2020-3 C 1.06% due 8/18/2026	2,625,000	2,465,444

Anchorage Capital CLO 21 Ltd. 2021-21A B 5.993% (LIBOR 3 Month + 1.75%) due 10/20/2034(1)(2)(3)	1,750,000	1,665,825

Ares XXVII CLO Ltd. 2013-2A BR2 6.024% (LIBOR 3 Month + 1.65%) due 10/28/2034(1)(2)(3)	2,000,000	1,929,820

Ares XXVIIIR CLO Ltd. 2018-28RA A2 5.479% (LIBOR 3 Month + 1.40%) due 10/17/2030(1)(2)(3)	2,400,000	2,278,560

BA Credit Card Trust 2020-A1 A1 0.34% due 5/15/2026	3,850,000	3,675,843

Battery Park CLO II Ltd. 2022-1A A1 6.39% (SOFR + 2.21%) due 10/20/2035(1)(2)	3,550,000	3,539,350

Benefit Street Partners CLO XVI Ltd. 2018-16A BR 5.629% (LIBOR 3 Month + 1.55%) due 1/17/2032(1)(2)(3)	2,800,000	2,673,720

Canyon Capital CLO Ltd. 2022-1A B 5.779% (SOFR + 1.85%) due 4/15/2035(1)(2)	2,000,000	1,914,174

December 31, 2022	Principal Amount	Value
Asset–Backed Securities (continued)

CarMax Auto Owner Trust 2020-4 B 0.85% due 6/15/2026	$2,200,000	$2,027,510

Dryden 80 CLO Ltd. 2019-80A AR 5.114% (SOFR + 1.25%) due 1/17/2033(1)(2)	3,350,000	3,248,160

Dryden Senior Loan Fund 2017-47A CR 6.129% (LIBOR 3 Month + 2.05%) due 4/15/2028(1)(2)(3)	2,100,000	2,031,540

Exeter Automobile Receivables Trust 2022-2A A3 2.80% due 11/17/2025	2,450,000	2,427,024

Ford Credit Auto Owner Trust 2020-1 A 2.04% due 8/15/2031(1)	2,400,000	2,240,260

GM Financial Automobile Leasing Trust 2022-2 A3 3.42% due 6/20/2025	2,760,000	2,698,659

GM Financial Consumer Automobile Receivables Trust 2020-4 A4 0.50% due 2/17/2026	3,579,000	3,342,156

Hertz Vehicle Financing III LLC 2022-3A A 3.37% due 3/25/2025(1)	2,140,000	2,085,618

Hyundai Auto Lease Securitization Trust 2022-B A3 3.35% due 6/16/2025(1)	2,800,000	2,743,911

Hyundai Auto Receivables Trust 2022-A A3 2.22% due 10/15/2026	2,650,000	2,531,086

Jamestown CLO XI Ltd. 2018-11A A2 5.711% (LIBOR 3 Month + 1.70%) due 7/14/2031(1)(2)(3)	2,800,000	2,688,840

Master Credit Card Trust 2021-1A A 0.53% due 11/21/2025(1)	3,120,000	2,931,053

Neuberger Berman Loan Advisers CLO 26 Ltd. 2017-26A BR 5.594% (LIBOR 3 Month + 1.40%) due 10/18/2030(1)(2)(3)	1,050,000	1,017,497

OHA Credit Partners XIV Ltd. 2017-14A B 5.778% (LIBOR 3 Month + 1.50%) due 1/21/2030(1)(2)(3)	2,000,000	1,915,200

Santander Drive Auto Receivables Trust 2022-3 A3 3.40% due 12/15/2026	2,800,000	2,746,991

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

December 31, 2022	Principal Amount	Value
Asset–Backed Securities (continued)

Toyota Auto Loan Extended Note Trust 2021-1A A 1.07% due 2/27/2034(1)	$2,175,000	$1,926,584

Verizon Owner Trust 2020-C A 0.41% due 4/21/2025	2,091,419	2,053,121

Volkswagen Auto Lease Trust 2020-A A4 0.45% due 7/21/2025	2,400,000	2,358,977

Voya CLO Ltd. 2015-3A A3R 5.943% (LIBOR 3 Month + 1.70%) due 10/20/2031(1)(2)(3)	2,000,000	1,920,448

World Omni Auto Receivables Trust 2021-B A4 0.69% due 6/15/2027	2,800,000	2,557,314

Total Asset–Backed Securities (Cost $75,006,284)		73,099,240
Corporate Bonds & Notes – 23.3%

Aerospace & Defense – 0.3%

Boeing Co. 5.15% due 5/1/2030	900,000	880,344

Northrop Grumman Corp. 5.25% due 5/1/2050	600,000	595,764

		1,476,108
Agriculture – 0.2%

Philip Morris International, Inc. 5.75% due 11/17/2032	1,000,000	1,025,990

		1,025,990
Beverages – 0.5%

Anheuser-Busch InBev Worldwide, Inc. 4.50% due 6/1/2050	1,000,000	882,520

PepsiCo, Inc. 1.95% due 10/21/2031	1,600,000	1,296,016

		2,178,536
Commercial Banks – 3.9%

Bank of America Corp. 4.271% (4.271% fixed rate until 7/23/2028; LIBOR 3 Month + 1.31% thereafter) due 7/23/2029(2)(3)	3,900,000	3,651,102

Barclays PLC 7.385% (7.385% fixed rate until 11/2/2027; H15T1Y + 3.30% thereafter) due 11/2/2028(2)	2,100,000	2,188,221

Goldman Sachs Group, Inc. 4.223% (4.223% fixed rate until 5/1/2028; LIBOR 3 Month + 1.30% thereafter) due 5/1/2029(2)(3)	2,200,000	2,053,326

JPMorgan Chase & Co. 4.203% (4.203% fixed rate until 7/23/2028; LIBOR 3 Month + 1.26% thereafter) due 7/23/2029(2)(3)	5,800,000	5,414,764

December 31, 2022	Principal Amount	Value
Commercial Banks (continued)

Mitsubishi UFJ Financial Group, Inc. 5.354% (5.354% fixed rate until 9/13/2027; H15T1Y + 1.90% thereafter) due 9/13/2028(2)	$500,000	$495,905

Morgan Stanley 3.772% (3.772% fixed rate until 1/24/2028; LIBOR 3 Month + 1.14% thereafter) due 1/24/2029(2)(3)	3,200,000	2,935,264

6.342% (6.342% fixed rate until 10/18/2032; SOFR + 2.56% thereafter) due 10/18/2033(2)	600,000	629,676

		17,368,258
Commercial Services – 0.3%

S&P Global, Inc. 2.90% due 3/1/2032(1)	1,800,000	1,541,538

		1,541,538
Computers – 0.1%

Apple, Inc. 2.65% due 2/8/2051	800,000	535,896

		535,896
Cosmetics & Personal Care – 0.8%

Estee Lauder Cos., Inc. 2.60% due 4/15/2030	1,000,000	862,680

GSK Consumer Healthcare Capital U.S. LLC 3.625% due 3/24/2032	3,000,000	2,644,920

		3,507,600
Diversified Financial Services – 1.0%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.45% due 10/29/2026	2,300,000	2,011,281
3.00% due 10/29/2028	550,000	462,303

Capital One Financial Corp. 4.927% (4.927% fixed rate until 5/10/2027; SOFR + 2.06% thereafter) due 5/10/2028(2)	2,100,000	2,034,669

		4,508,253
Electric – 1.4%

Alabama Power Co. 3.94% due 9/1/2032	1,000,000	920,440

Consumers Energy Co. 3.60% due 8/15/2032	700,000	638,848
4.20% due 9/1/2052	600,000	516,084

Duke Energy Corp. 3.50% due 6/15/2051	500,000	352,280

NextEra Energy Capital Holdings, Inc. 5.00% due 7/15/2032	700,000	691,516

Pacific Gas and Electric Co. 3.50% due 8/1/2050	900,000	568,962
3.75% due 7/1/2028	1,100,000	980,375

PacifiCorp 5.35% due 12/1/2053	900,000	903,510

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

December 31, 2022	Principal Amount	Value
Electric (continued)

Wisconsin Public Service Corp. 2.85% due 12/1/2051	$800,000	$516,840

		6,088,855
Electronics – 0.5%

Honeywell International, Inc. 1.75% due 9/1/2031	2,200,000	1,747,680
5.00% due 2/15/2033	500,000	510,700

		2,258,380
Entertainment – 0.2%

Warnermedia Holdings, Inc. 4.279% due 3/15/2032(1)	1,200,000	992,868

		992,868
Environmental Control – 0.4%

Waste Management, Inc. 4.15% due 4/15/2032	2,100,000	2,000,166

		2,000,166
Food – 0.7%

Kraft Heinz Foods Co. 3.75% due 4/1/2030	1,700,000	1,552,933

Kroger Co. 1.70% due 1/15/2031	1,800,000	1,393,254

		2,946,187
Healthcare-Products – 0.6%

Abbott Laboratories 4.75% due 11/30/2036	2,500,000	2,484,425

		2,484,425
Healthcare-Services – 0.3%

UnitedHealth Group, Inc. 2.30% due 5/15/2031	1,700,000	1,418,735

		1,418,735
Insurance – 0.6%

Athene Holding Ltd. 3.50% due 1/15/2031	900,000	744,615

Hartford Financial Services Group, Inc. 2.80% due 8/19/2029	1,900,000	1,628,300

MetLife, Inc. 4.55% due 3/23/2030	400,000	394,804

		2,767,719
Machinery-Diversified – 0.9%

John Deere Capital Corp. 4.35% due 9/15/2032	4,200,000	4,098,780

		4,098,780
Media – 0.3%

Charter Communications Operating LLC / Charter Communications Operating Capital 2.25% due 1/15/2029	400,000	321,704

Comcast Corp. 1.95% due 1/15/2031	1,200,000	971,256
2.887% due 11/1/2051	400,000	258,948

		1,551,908

December 31, 2022	Principal Amount	Value
Miscellaneous Manufacturing – 0.4%

Parker-Hannifin Corp. 4.25% due 9/15/2027	$700,000	$681,247
4.50% due 9/15/2029	1,100,000	1,059,388

		1,740,635
Oil & Gas – 1.6%

BP Capital Markets America, Inc. 3.06% due 6/17/2041	200,000	149,244
3.633% due 4/6/2030	2,700,000	2,480,463

Cenovus Energy, Inc. 2.65% due 1/15/2032	900,000	719,946
3.75% due 2/15/2052	700,000	495,488

Marathon Oil Corp. 4.40% due 7/15/2027	2,500,000	2,391,475

Valero Energy Corp. 2.80% due 12/1/2031	1,300,000	1,064,609

		7,301,225
Pharmaceuticals – 1.6%

AbbVie, Inc. 4.25% due 11/21/2049	800,000	676,072

Bristol Myers Squibb Co. 2.95% due 3/15/2032	3,300,000	2,886,939

CVS Health Corp. 2.125% due 9/15/2031	3,100,000	2,464,841

Pfizer, Inc. 1.75% due 8/18/2031	1,300,000	1,048,112

		7,075,964
Pipelines – 0.5%

ONEOK, Inc. 6.10% due 11/15/2032	2,200,000	2,213,266

		2,213,266
Real Estate Investment Trusts (REITs) – 1.2%

AvalonBay Communities, Inc. 5.00% due 2/15/2033	1,300,000	1,287,481

Essex Portfolio LP 1.70% due 3/1/2028	2,000,000	1,671,480

Prologis LP 2.25% due 4/15/2030	2,100,000	1,760,136

Simon Property Group LP 2.20% due 2/1/2031	800,000	633,088

		5,352,185
Retail – 1.0%

AutoZone, Inc. 3.75% due 6/1/2027	1,600,000	1,527,808

Home Depot, Inc. 3.25% due 4/15/2032	1,800,000	1,606,194

O’Reilly Automotive, Inc. 4.70% due 6/15/2032	1,400,000	1,361,178

		4,495,180
Semiconductors – 0.5%

Broadcom, Inc. 4.15% due 4/15/2032(1)	2,000,000	1,762,540

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

December 31, 2022	Principal Amount	Value
Semiconductors (continued)

NXP BV / NXP Funding LLC / NXP USA, Inc. 2.65% due 2/15/2032	$400,000	$314,464

		2,077,004
Software – 2.2%

Microsoft Corp. 2.921% due 3/17/2052	900,000	641,340
3.30% due 2/6/2027	5,700,000	5,496,966
3.50% due 2/12/2035	2,500,000	2,274,825

Oracle Corp. 6.25% due 11/9/2032	1,000,000	1,053,690
6.90% due 11/9/2052	300,000	325,305

		9,792,126
Telecommunications – 1.3%

AT&T, Inc. 2.55% due 12/1/2033	1,600,000	1,235,888

T-Mobile USA, Inc. 2.70% due 3/15/2032	1,300,000	1,055,860
3.40% due 10/15/2052	500,000	340,995
3.50% due 4/15/2031	1,000,000	868,990

Verizon Communications, Inc. 2.355% due 3/15/2032	2,500,000	1,990,900

Vodafone Group PLC 4.375% due 5/30/2028	300,000	294,629

		5,787,262

Total Corporate Bonds & Notes (Cost $107,680,539)		104,585,049
Non–Agency Mortgage–Backed Securities – 7.0%

Benchmark Mortgage Trust 2018-B3 AS 4.195% due 4/10/2051(2)(4)	2,550,000	2,341,387

Citigroup Commercial Mortgage Trust 2014-GC23 AS 3.863% due 7/10/2047	2,750,000	2,610,018

Commercial Mortgage Trust 2017-COR2 A3 3.51% due 9/10/2050	2,920,000	2,680,735

2019-GC44 AM 3.263% due 8/15/2057	2,415,000	2,014,038

DBGS Mortgage Trust 2018-C1 AM 4.611% due 10/15/2051(2)(4)	2,400,000	2,250,343

DBUBS Mortgage Trust 2017-BRBK A 3.452% due 10/10/2034(1)	1,760,000	1,656,802

Freddie Mac STACR REMIC Trust 2021-DNA7 M2 5.728% due 11/25/2041(1)(2)(4)	2,200,000	2,066,333
2021-HQA4 M1 4.878% due 12/25/2041(1)(2)(4)	1,502,207	1,425,261
2022-DNA1 M1A 4.928% due 1/25/2042(1)(2)(4)	1,321,412	1,287,105
2022-HQA3 M1A 6.228% due 8/25/2042(1)(2)(4)	2,680,819	2,669,819

December 31, 2022	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)

Hilton USA Trust 2016-HHV A 3.719% due 11/5/2038(1)	$1,875,000	$1,698,327

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 AS 3.456% due 5/15/2046	2,190,000	2,162,242

Wells Fargo Commercial Mortgage Trust 2015-NXS4 A4 3.718% due 12/15/2048	3,120,000	2,963,857

2018-C43 A4 4.012% due 3/15/2051(2)(4)	3,000,000	2,822,888

WFRBS Commercial Mortgage Trust 2014-C19 AS 4.271% due 3/15/2047	975,000	945,294

Total Non–Agency Mortgage–Backed Securities (Cost $33,004,791)		31,594,449

U.S. Government Securities – 39.8%

U.S. Treasury Bond 2.25% due 2/15/2052	29,000,000	20,390,625
2.375% due 2/15/2042	57,000,000	43,863,281

U.S. Treasury Note 1.625% due 8/15/2029	111,850,000	97,222,117
2.625% due 7/31/2029	19,000,000	17,539,375

Total U.S. Government Securities (Cost $196,267,165)		179,015,398

	Shares	Value
Exchange–Traded Funds – 4.6%

Vanguard Short-Term Inflation-Protected Securities ETF	443,800	20,729,898

Total Exchange–Traded Funds (Cost $22,435,142)		20,729,898

	Principal Amount	Value
Short–Term Investments – 1.1%

U.S. Treasury Bills – 0.2%

U.S. Treasury Bill 3.566% due 2/2/2023	$1,000,000	996,837

Total U.S. Treasury Bills (Cost $996,650)		996,837

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

December 31, 2022	Principal Amount	Value

Repurchase Agreements – 0.9%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $3,822,793, due 1/3/2023(5)	$3,822,250	$3,822,250

Total Repurchase Agreements (Cost $3,822,250)		3,822,250

Total Investments – 98.8% (Cost $471,932,258)		444,415,597

Assets in excess of other liabilities – 1.2%		5,389,288

Total Net Assets – 100.0%		$449,804,885

(1)	Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2022, the aggregate market value of these securities amounted to $55,567,104, representing 12.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2022.
(3)

The London Interbank Offered Rate (“LIBOR”) is being phased out completely by June 30, 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of a transition away from LIBOR on the Fund’s investments.

(4)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$5,337,700	$3,898,727

Open futures contracts at December 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. 2-Year Treasury Note	March 2023	572	Long	$117,168,727	$117,304,688	$135,961
U.S. 10-Year Treasury Note	March 2023	153	Long	17,227,808	17,181,422	(46,386)
Total				$134,396,535	$134,486,110	$89,575

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. 5-Year Treasury Note	March 2023	653	Short	$(70,414,862)	$(70,478,086)	$(63,224)
U.S. Long Bond	March 2023	1	Short	(125,325)	(125,344)	(19)
U.S. Ultra 10-Year Treasury Note	March 2023	118	Short	(13,980,074)	(13,957,188)	22,886
U.S. Ultra Bond	March 2023	12	Short	(1,618,081)	(1,611,750)	6,331
Total				$(86,138,342)	$(86,172,368)	$(34,026)

Legend:

CLO — Collateralized Loan Obligation

H15T1Y — 1-year Constant Maturity Treasury Rate

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$30,572,476	$—	$30,572,476
Asset–Backed Securities	—	73,099,240	—	73,099,240
Corporate Bonds & Notes	—	104,585,049	—	104,585,049
Non–Agency Mortgage–Backed Securities	—	31,594,449	—	31,594,449
U.S. Government Securities	—	179,015,398	—	179,015,398
Exchange–Traded Funds	20,729,898	—	—	20,729,898
U.S. Treasury Bills	—	996,837	—	996,837
Repurchase Agreements	—	3,822,250	—	3,822,250
Total	$20,729,898	$423,685,699	$—	$444,415,597
Other Financial Instruments
Futures Contracts
Assets	$165,178	$—	$—	$165,178
Liabilities	(109,629)	—	—	(109,629)
Total	$55,549	$—	$—	$55,549

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN CORE FIXED INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$444,415,597

Interest receivable	3,382,234

Cash deposits with brokers for futures contracts	1,204,060

Receivable for variation margin on futures contracts	1,129,418

Receivable for fund shares subscribed	12,965

Reimbursement receivable from adviser	7,673

Prepaid expenses	15,289

Total Assets	450,167,236

Liabilities

Investment advisory fees payable	168,032

Payable for fund shares redeemed	112,096

Accrued audit fees	25,096

Accrued administrative fees	20,849

Accrued custodian and accounting fees	10,794

Accrued trustees’ and officers’ fees	1,363

Accrued expenses and other liabilities	24,121

Total Liabilities	362,351

Total Net Assets	$449,804,885

Net Assets Consist of:

Paid-in capital	$469,066,195

Distributable loss	(19,261,310)

Total Net Assets	$449,804,885

Investments, at Cost	$471,932,258

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	46,790,157

Net Asset Value Per Share	$9.61

Statement of Operations For the Period Ended December 31, 2022[1]
Investment Income

Dividends	$1,220,445

Interest	11,284,870

Total Investment Income	12,505,315

Expenses

Investment advisory fees	1,379,666

Professional fees	85,753

Trustees’ and officers’ fees	75,252

Administrative fees	46,374

Custodian and accounting fees	38,158

Transfer agent fees	14,705

Shareholder reports	13,648

Other expenses	18,336

Total Expenses	1,671,892

Less: Fees waived	(72,653)

Total Expenses, Net	1,599,239

Net Investment Income/(Loss)	10,906,076

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	(4,471,884)

Net realized gain/(loss) from futures contracts	1,765,610

Net change in unrealized appreciation/(depreciation) on investments	(27,516,661)

Net change in unrealized appreciation/(depreciation) on futures contracts	55,549

Net Loss on Investments and Derivative Contracts	(30,167,386)

Net Decrease in Net Assets Resulting From Operations	$(19,261,310)

[1]	Commenced operations on May 2, 2022.

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE FIXED INCOME VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/22[1]

Operations

Net investment income/(loss)	$10,906,076

Net realized gain/(loss) from investments and derivative contracts	(2,706,274)

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	(27,461,112)

Net Decrease in Net Assets Resulting from Operations	(19,261,310)

Capital Share Transactions

Proceeds from sales of shares	524,761,918

Cost of shares redeemed	(55,695,723)

Net Increase in Net Assets Resulting from Capital Share Transactions	469,066,195

Net Increase in Net Assets	449,804,885

Net Assets

Beginning of period	—

End of period	$449,804,885

Other Information:

Shares

Sold	52,488,133

Redeemed	(5,697,976)

Net Increase	46,790,157

[1]	Commenced operations on May 2, 2022.

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — GUARDIAN CORE FIXED INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Loss	Total Operations	Net Asset Value, End of Period	Total Return(2),(3)

Period Ended 12/31/22(5)	$10.00	$0.22	$(0.61)	$(0.39)	$9.61	(3.90)%

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE FIXED INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3),(4)	Gross Ratio of Expenses to Average Net Assets(3)	Net Ratio of Net Investment Income to Average Net Assets(3),(4)	Gross Ratio of Net Investment Income to Average Net Assets(3)	Portfolio Turnover Rate(3)

$449,805	0.50%	0.52%	3.41%	3.39%	90%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

(4)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(5)	Commenced operations on May 2, 2022.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Core Fixed Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on May 2, 2022. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Exchange-traded financial futures contracts are valued at the last settlement price on the market where they are primarily traded.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the period ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, (iii) to enhance potential return, or (iv) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss. There were no credit default swaps held as of December 31, 2022.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2022.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.45% of the first $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Fund has no sub-adviser.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.50% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the period ended December 31, 2022, Park Avenue waived fees and/or paid Fund expenses in the amount of $72,653.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-

level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the period ended December 31, 2022, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$456,384,622	$432,756,559
Sales	219,557,230	200,455,699

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2022, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the period ended December 31, 2022 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating

20

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2022, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts

Asset Derivatives
Futures Contracts[1]	$165,178

Liability Derivatives
Futures Contracts[1]	$(109,629)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative investments for the period ended December 31, 2022 were as follows:

Interest Rate Contracts

Net Realized Gain/(Loss)
Futures Contracts[1]	$1,765,610

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[2]	$55,549

Average Number of Notional Amounts
Futures Contracts[3]	1,427

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[3]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the period ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

21

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE FIXED INCOME VIP FUND

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Core Fixed Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Core Fixed Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 2, 2022 (commencement of operations) through December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations, changes in its net assets and the financial highlights for the period May 2, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008– 2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015– 2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012– 2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11740

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Core Plus Fixed Income VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Core Plus Fixed Income VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

FUND COMMENTARY OF LORD, ABBETT & CO. LLC, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Core Plus Fixed Income VIP Fund (the “Fund”) returned -14.25% for the 12 months ended December 31, 2022, underperforming its benchmark, the Bloomberg US Aggregate Bond Index[1] (the “Index”).

•	The Index returned -13.01% for the same period.

•	The Fund’s underweight position to duration relative to the Index was the largest contributor to relative performance. The largest detractor from relative performance over the period was an overweight to high yield fixed-income investments. The portfolio’s allocation to structured products also detracted from the Fund’s relative performance, while its underweight to agency mortgage-backed securities contributed to the Fund’s relative performance. Also detracting from the Fund’s relative performance was security selection within commercial mortgage-backed securities and investment-grade corporate bonds and the Fund’s allocation to securitized products,

Market Overview

The 12-month period ended December 31, 2022 introduced meaningful headwinds for U.S. markets that led to selloffs in virtually all asset classes. The major risks over the period proved to be inflationary pressures, which reached multi-decade highs, and the most rapid pace of interest rate hiking implemented in history by the U.S. Federal Reserve (the “Fed”). Rates spiked across the U.S. yield curve as a result, with U.S. Treasury yields at almost all maturities reaching their highest levels in years. Other notable challenges for markets during the period included supply chain dislocations and labor shortages influenced in part by the Omicron variant of COVID-19, as well as escalating geopolitical tensions headlined by Russia’s invasion of Ukraine.

The surge in interest rates over the year caused softness in both major fixed-income and equity indices. Equities fared the worst amid the sell-off, with the Standard & Poor’s 500® Index2 (the “S&P 500 Index”) experiencing its worst performing years since the global financial crisis of 2008 (the “Financial Crisis”). The tech-heavy Nasdaq Composite Index3 also logged its worst performing year since 2008 as growth-related stocks in the semiconductor and software sectors suffered in the face of inflationary pressures. Within fixed income, higher interest rates caused underperformance in longer duration bonds. These included U.S. Treasuries4 and investment grade bonds5, which returned -12.46% and -15.76% over the period, respectively. Lower quality assets outperformed their higher quality counterparts despite increased recessionary fears in the U.S. economy given their more limited sensitivity to rate volatility. Notably, high yield bonds6 and leveraged loans7 returned -11.21% and -1.06% over the period, respectively, outperforming investment grade corporates. Leveraged loans in particular were able to significantly outperform relative to other assets given their insulation from rate volatility due to their floating-rate coupons.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant headline. Headline consumer price index (“CPI”)8 readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate intensified into the beginning of the year and continued throughout the first half of 2022, with CPI peaking at 9.1% year-over-year in June 2022. Looking closer, in our view the surge in prices was due primarily to an imbalance between supply and demand dynamics across multiple industries, led initially by energy, food, and used cars.

Energy costs were the primary driver of inflation for the period, rising more than 30% year-over-year by the end of June 2022. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine. Investors were concerned about the secondary effects of the war, particularly from a commodity and supply chain standpoint, as Russia had been a large exporter of oil and certain minerals. Various sanctions were imposed on Russia from Western nations in response to their aggression towards Ukraine, which contributed to surging prices. Notably, crude oil reached over $100 per barrel during 2022, the highest value since 2014.

The period also saw the Fed pivot towards a much more hawkish stance on monetary policy given the surge in inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (“bps”) hike in the federal funds rate at the March 2022 Federal Open Market Committee meeting, the first hike in more than three years. Five additional rate hikes followed in the

1

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

succeeding months, one of 50 bps, and four consecutive hikes of 75 bps, as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.00% by November 2022. Bond yields shot up in anticipation of this aggressive policy, leading to a bearish curve flattening trend and ultimately periods of brief but significant yield curve inversion, with the spread between the two-year and 10-year Treasury yields hitting its most negative level in more than 40 years.

Key macroeconomic indicators trended lower throughout the period. Most notably, the U.S. reported a real gross domestic product decline of -1.6% in the first quarter of 2022 and -0.9% in the second quarter of 2022 before returning to growth in the third quarter of 2022. This led to worries of an impending recession which resulted in consumer sentiment dropping to levels worse than during the height of the COVID-19 pandemic and the Financial Crisis.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. One of the most positive developments, in our view, seemed to be the traction behind the peak inflation narrative, which gained momentum in the fourth quarter of 2022 from lower-than-expected CPI prints in both October and November 2022. In addition, energy prices retracted from their multi-year highs, rent prices began to stabilize, and wage growth showed signs of softening. Job growth also remained strong in the period, and the U.S. national unemployment rate continued to hover around pre-COVID lows. Companies also cited relatively stable demand in both second and third quarter 2022 earnings seasons as consumers remained resilient despite higher prices. Separately, labor shortages eased, and supply chain frictions moderated, providing added benefits for companies managing generally higher input costs.

Portfolio Review

The Fund’s underweight position to duration relative to the benchmark, or lower sensitivity of the portfolio’s bond holdings to changes in interest rates relative to the benchmark, was the largest contributor to relative performance as bonds with short- to intermediate-term yields sold off and interest rate sensitive bonds were negatively affected.

The largest detractor from relative performance over the period was an overweight to high yield fixed-income investments, which underperformed the broader Index on a duration-adjusted basis, as investors weighed the risks of owning lower quality companies amidst rising interest rates and higher financing costs.

In general, the portfolio’s allocation to structured products also detracted from the Fund’s relative performance. However, the portfolio’s underweight to agency mortgage-backed securities to start the year, and subsequent aggressive addition as relative valuations became compelling, contributed to the Fund’s relative performance. Also detracting from the Fund’s relative performance was security selection within commercial mortgage-backed securities and investment-grade corporate bonds.

Another detractor from the Fund’s relative performance was its allocation to securitized products, including collateralized loan obligations and commercial mortgage-backed securities. Securitized credit underperformed the broader Index, as increased market volatility and liquidity concerns acted as headwinds to the asset class.

Outlook

We believe the type of volatility currently being experienced in the fixed-income markets, driven by macro uncertainty, creates an opportunity for active sector rotation for managers who have the flexibility of a multi-sector approach. Given current valuations and the high degree of uncertainty in the macro environment, we remain cautious and prudent with respect to the type of credit risk we are taking and continue to focus on a higher credit quality and liquidity portfolio profile. We believe we are in a favorable position increase the Fund’s exposure to risk sectors amid periods of spread widening.

With yields on investment-grade corporate bonds historically high, it has also put the breakeven rate (the amount a bond’s yield can increase over the course of a year without losing money from a total return perspective) at a decade high as well. We believe that this creates an extraordinary asymmetry in the investor’s favor and may benefit investment-grade corporate bond investors in 2023.

The landscape for high-quality fixed income looks much different than a year ago; the yields on investment-grade corporate bonds ended 2022 higher than where the high yield market started the year; and we’re excited about the prospects for investment-grade bonds in

2

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

2023, as we put 2022 in the rearview mirror. We believe strong corporate balance sheets can withstand this scale of global quantitative tightening, but we also believe it is prudent for corporate bond investors to be positioned up in quality, up in liquidity, and down in cyclicality to mitigate the risk of an economic downturn.

[1]

The Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, mortgage pass-through securities, and asset-backed securities. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[2]

The S&P 500 Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

[3]	The Nasdaq Composite Index (NASDAQ) is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

[4]	As represented by the U.S. Treasury component of the Bloomberg U.S. Government Index as of 12/31/2022.

[5]	As represented by the Bloomberg US Corp Investment Grade Index as of 12/31/2022.

[6]	As represented by the ICE BofA U.S. High Yield Constrained Index as of 12/31/2022.

[7]	As represented by the Credit Suisse Leveraged Loan Index as of 12/31/2022.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

3

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $253,132,994

Bond Sector Allocation[1] As of December 31, 2022

Bond Quality Allocation[2] As of December 31, 2022

4

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Top Ten Holdings[1] As of December 31, 2022

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Bond	3.000%	8/15/2052	2.86%
U.S. Treasury Note	3.875%	11/30/2027	2.17%
Federal Home Loan Bank	4.320%	1/3/2023	2.05%
Federal National Mortgage Association	2.500%	8/1/2050	1.89%
Government National Mortgage Association	3.000%	2/21/2053	1.76%
U.S. Treasury Note	3.875%	11/30/2029	1.68%
BAMLL Commercial Mortgage Securities Trust	3.534%	3/10/2037	1.39%
International Bank for Reconstruction & Development	3.829%	1/13/2023	1.28%
Government National Mortgage Association	6.000%	2/21/2053	1.25%
Government National Mortgage Association	4.500%	2/21/2053	1.15%
Total			17.48%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Bloomberg, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Lord, Abbett & Co. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

5

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Core Plus Fixed Income VIP Fund	9/1/2016	-14.25%	-0.30%	—	-0.11%
Bloomberg US Aggregate Bond Index		-13.01%	0.02%	—	0.08%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Core Plus Fixed Income VIP Fund and the Bloomberg US Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$969.70	$3.97	0.80%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2022	Principal Amount	Value
Agency Mortgage–Backed Securities – 27.0%

Federal Home Loan Mortgage Corp. 2.50% due 11/1/2050	$717,731	$615,266
2.50% due 7/1/2051	901,538	771,477
3.50% due 2/1/2046	522,387	491,227
4.50% due 8/1/2052	1,302,820	1,272,703
5.00% due 7/1/2052	576,039	577,764
5.00% due 8/1/2052	1,308,616	2,176,337

Federal National Mortgage Association 2.00% due 6/1/2051	1,191,052	973,557
2.50% due 8/1/2050	5,542,718	4,782,450
2.50% due 9/1/2050	2,847,436	2,454,056
2.50% due 1/1/2051	1,252,297	1,078,353
2.50% due 6/1/2051	850,884	728,559
2.50% due 8/1/2051	301,544	259,765
2.50% due 9/1/2051	433,637	372,381
2.50% due 12/1/2051	2,671,029	2,289,595
2.50% due 5/1/2052	560,777	476,514
3.00% due 12/1/2048	2,058,785	1,849,970
3.00% due 1/1/2051	568,169	507,408
3.50% due 7/1/2045	596,635	553,172
3.50% due 9/1/2051	256,846	237,633
3.50% due 4/1/2052	1,070,873	984,962
4.00% due 5/1/2052	1,074,996	1,025,925
4.00% due 6/1/2052	1,129,178	1,069,189
5.00% due 7/1/2052	789,851	793,519
5.00% due 8/1/2052	1,192,099	1,189,822

Freddie Mac Multifamily Structured Pass-Through Certificates K149 A2 3.53% due 8/25/2032(1)(2)	440,000	406,506
K145 A2 2.58% due 5/25/2032	1,186,000	1,013,577
K150 A2 3.71% due 9/25/2032(1)(2)	640,000	599,934
KG07 A2 3.123% due 8/25/2032(1)(2)	1,146,000	1,022,925

Government National Mortgage Association 3.00% due 2/21/2053(3)	5,001,000	4,453,060
3.50% due 1/1/2053(3)	775,000	711,479
4.00% due 1/1/2053(3)	2,594,000	2,453,805
4.50% due 1/1/2053(3)	329,000	319,011
4.50% due 2/21/2053(3)	3,015,000	2,923,869
5.00% due 1/23/2053(3)	651,000	644,741
5.00% due 2/21/2053(3)	2,197,000	2,175,285
5.50% due 1/23/2053(3)	195,000	195,983
5.50% due 2/21/2053(3)	2,823,000	2,834,659
6.00% due 2/21/2053(3)	3,113,000	3,153,905

Uniform Mortgage-Backed Security 2.00% due 2/13/2053(3)	1,560,000	1,272,029
3.00% due 2/14/2052(3)	1,786,000	1,569,067
3.00% due 1/1/2053(3)	3,024,000	2,654,779
3.50% due 1/1/2053(3)	691,000	627,952
4.00% due 2/16/2038(3)	653,000	636,726
4.00% due 2/13/2053(3)	1,482,000	1,390,457
4.50% due 2/16/2038(3)	2,167,000	2,153,747
4.50% due 1/1/2053(3)	1,364,000	1,314,316
5.00% due 1/17/2038(3)	2,179,000	2,189,554
5.00% due 2/16/2038(3)	150,000	150,054

December 31, 2022	Principal Amount	Value
Agency Mortgage–Backed Securities (continued)
6.00% due 1/12/2053(3)	$782,000	$794,137
6.00% due 2/13/2053(3)	517,000	524,527
6.50% due 1/12/2053(3)	1,541,000	1,578,631
6.50% due 2/13/2053(3)	895,000	915,460

Total Agency Mortgage–Backed Securities (Cost $69,706,234)		68,211,779
Asset–Backed Securities – 19.6%

American Express Credit Account Master Trust 2022-3 A 3.75% due 8/15/2027	640,000	625,887

Apidos CLO XXVI 2017-26A A2R 5.694% (LIBOR 3 Month + 1.50%) due 7/18/2029(1)(4)(5)	280,000	268,856

Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 E 7.268% (LIBOR 1 Month + 2.95%) due 5/15/2036(1)(4)(5)	170,000	150,340

Ares XL CLO Ltd. 2016-40A A1RR 4.949% (LIBOR 3 Month + 0.87%) due 1/15/2029(1)(4)(5)	359,512	354,515

Avant Loans Funding Trust 2022-REV1 A 6.54% due 9/15/2031(4)	1,310,000	1,303,548

Avid Automobile Receivables Trust 2019-1 D 4.03% due 7/15/2026(4)	2,290,000	2,262,440
2021-1 E 3.39% due 4/17/2028(4)	830,000	758,726

Avis Budget Rental Car Funding AESOP LLC 2019-3A A 2.36% due 3/20/2026(4)	1,545,000	1,446,433
2020-2A A 2.02% due 2/20/2027(4)	1,750,000	1,582,679

BA Credit Card Trust 2022-A2 A2 5.00% due 4/17/2028	1,290,000	1,303,041

Bain Capital Credit CLO 2019-2A AR 5.179% (LIBOR 3 Month + 1.10%) due 10/17/2032(1)(4)(5)	880,000	856,680

Barings CLO Ltd. 2019-3A A1R 5.313% (LIBOR 3 Month + 1.07%) due 4/20/2031(1)(4)(5)	1,000,000	976,600

Carlyle U.S. CLO Ltd. 2021-1A A1 5.219% (LIBOR 3 Month + 1.14%) due 4/15/2034(1)(4)(5)	1,400,000	1,356,460

CIFC Funding Ltd. 2021-1A A1 5.468% (LIBOR 3 Month + 1.11%) due 4/25/2033(1)(4)(5)	1,330,000	1,303,400
2021-4A A 5.129% (LIBOR 3 Month + 1.05%) due 7/15/2033(1)(4)(5)	1,000,000	974,900

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2022	Principal Amount	Value
Asset–Backed Securities (continued)

CPS Auto Receivables Trust 2020-C C 1.71% due 8/17/2026(4)	$112,130	$111,572

Discover Card Execution Note Trust 2022-A3 A3 3.56% due 7/15/2027	945,000	916,006

Drive Auto Receivables Trust 2020-2 C 2.28% due 8/17/2026	1,193,615	1,184,046

Dryden Senior Loan Fund 2017-47A BR 5.549% (LIBOR 3 Month + 1.47%) due 4/15/2028(1)(4)(5)	1,010,000	970,812

Exeter Automobile Receivables Trust 2020-2A E 7.19% due 9/15/2027(4)	1,100,000	1,106,782
2022-2A B 3.65% due 10/15/2026	1,020,000	995,362

First Investors Auto Owner Trust 2021-1A E 3.35% due 4/15/2027(4)	600,000	551,265

Flagship Credit Auto Trust 2018-3 E 5.28% due 12/15/2025(4)	725,000	707,819
2021-1 A 0.31% due 6/16/2025(4)	68,019	67,691
2022-3 A3 4.55% due 4/15/2027(4)	950,000	935,319

GM Financial Automobile Leasing Trust 2022-2 A2 2.93% due 10/21/2024	1,283,213	1,267,768

Hertz Vehicle Financing III LP 2021-2A A 1.68% due 12/27/2027(4)	910,000	789,973

HGI CRE CLO Ltd. 2021-FL1 C 6.026% (LIBOR 1 Month + 1.70%) due 6/16/2036(1)(4)(5)	550,000	515,619

Lending Funding Trust 2020-2A A 2.32% due 4/21/2031(4)	936,000	817,701

Lendmark Funding Trust 2021-1A A 1.90% due 11/20/2031(4)	750,000	631,574

LoanCore Issuer Ltd. 2022-CRE7 A 5.358% (SOFR30A + 1.55%) due 1/17/2037(1)(4)	680,000	657,740

Logan CLO I Ltd. 2021-1A A 5.403% (LIBOR 3 Month + 1.16%) due 7/20/2034(1)(4)(5)	530,000	514,471

Marble Point CLO XVII Ltd. 2020-1A A 5.543% (LIBOR 3 Month + 1.30%) due 4/20/2033(1)(4)(5)	613,030	600,769

Marlette Funding Trust 2020-2A D 4.65% due 9/16/2030(4)	1,060,000	1,032,829

December 31, 2022	Principal Amount	Value
Asset–Backed Securities (continued)

ME Funding LLC 2019-1 A2 6.448% due 7/30/2049(4)	$1,088,340	$1,056,667

Mountain View CLO LLC 2017-1A AR 5.169% (LIBOR 3 Month + 1.09%) due 10/16/2029(1)(4)(5)	524,741	516,922

Neuberger Berman Loan Advisers CLO 35 Ltd. 2019-35A A1 5.567% (LIBOR 3 Month + 1.34%) due 1/19/2033(1)(4)(5)	1,000,000	980,000

NextGear Floorplan Master Owner Trust 2020-1A A1 5.118% (LIBOR 1 Month + 0.80%) due 2/15/2025(1)(4)(5)	2,450,000	2,447,526

OCP CLO Ltd. 2019-16A AR 4.909% (LIBOR 3 Month + 1.00%) due 4/10/2033(1)(4)(5)	790,000	770,171

Octagon Investment Partners XVII Ltd. 2013-1A A1R2 5.358% (LIBOR 3 Month + 1.00%) due 1/25/2031(1)(4)(5)	365,000	358,649

Rad CLO 7 Ltd. 2020-7A A1 5.279% (LIBOR 3 Month + 1.20%) due 4/17/2033(1)(4)(5)	750,000	732,675

Santander Consumer Auto Receivables Trust 2020-BA D 2.14% due 12/15/2026(4)	1,475,000	1,396,676

Santander Drive Auto Receivables Trust 2020-2 D 2.22% due 9/15/2026	816,000	793,465
2021-1 C 0.75% due 2/17/2026	1,516,280	1,489,961
2022-5 C 4.74% due 10/16/2028	970,000	935,598
2022-6 C 4.96% due 11/15/2028	1,080,000	1,043,933

SCF Equipment Leasing LLC 2019-2A B 2.76% due 8/20/2026(4)	797,000	761,458
2021-1A C 1.54% due 10/21/2030(4)	1,000,000	850,384
2021-1A D 1.93% due 9/20/2030(4)	750,000	630,441

SEB Funding LLC 2021-1A A2 4.969% due 1/30/2052(4)	812,963	688,314

Signal Peak CLO 8 Ltd. 2020-8A A 5.513% (LIBOR 3 Month + 1.27%) due 4/20/2033(1)(4)(5)	1,003,948	979,853

Sunrun Demeter Issuer LLC 2021-2A A 2.27% due 1/30/2057(4)	475,742	334,543

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2022	Principal Amount	Value
Asset–Backed Securities (continued)

TCW CLO Ltd. 2022-1A A1 5.40% (SOFR + 1.34%) due 4/22/2033(1)(4)	$750,000	$730,200

Towd Point Asset Trust 2018-SL1 A 4.989% (LIBOR 1 Month + 0.60%) due 1/25/2046(1)(4)(5)	124,902	124,220

Verizon Master Trust 2022-7 A1A 5.23% due 11/22/2027	1,290,000	1,296,832

Westlake Automobile Receivables Trust 2020-3A E 3.34% due 6/15/2026(4)	750,000	718,344

Total Asset–Backed Securities (Cost $51,842,827)		49,536,455
Corporate Bonds & Notes – 41.3%
Aerospace & Defense – 0.3%

Bombardier, Inc. 6.00% due 2/15/2028(4)	284,000	263,075

TransDigm, Inc. 4.625% due 1/15/2029	288,000	253,256
6.375% due 6/15/2026	255,000	248,502

		764,833
Agriculture – 1.0%

BAT Capital Corp. 3.222% due 8/15/2024	657,000	633,966

Cargill, Inc. 4.00% due 6/22/2032(4)	715,000	657,307

MHP Lux SA 6.25% due 9/19/2029(4)(6)	475,000	223,245

Philip Morris International, Inc. 5.625% due 11/17/2029	592,000	603,443

Viterra Finance BV 4.90% due 4/21/2027(4)	398,000	376,412

		2,494,373
Airlines – 0.6%

American Airlines, Inc. 11.75% due 7/15/2025(4)	236,000	253,844

British Airways Pass-Through Trust 2020-1 A 4.25% due 11/15/2032(4)	564,062	510,837

Delta Air Lines, Inc. 7.00% due 5/1/2025(4)	717,000	733,326

		1,498,007
Apparel – 0.1%

Levi Strauss & Co. 3.50% due 3/1/2031(4)	331,000	263,953

		263,953
Auto Manufacturers – 0.3%

Ford Motor Co. 3.25% due 2/12/2032	848,000	638,163

		638,163

December 31, 2022	Principal Amount	Value
Beverages – 0.1%

Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.70% due 2/1/2036	$394,000	$373,106

		373,106
Biotechnology – 0.1%

Baxalta, Inc. 4.00% due 6/23/2025	175,000	170,557

		170,557
Building Materials – 0.1%

Standard Industries, Inc. 4.375% due 7/15/2030(4)	306,000	250,648

		250,648
Chemicals – 0.5%

CVR Partners LP / CVR Nitrogen Finance Corp. 6.125% due 6/15/2028(4)	396,000	355,889

International Flavors & Fragrances, Inc. 1.23% due 10/1/2025(4)	962,000	851,293

		1,207,182
Coal – 0.1%

SunCoke Energy, Inc. 4.875% due 6/30/2029(4)	309,000	263,827

		263,827
Commercial Banks – 10.1%

ABN AMRO Bank NV 3.324% (3.324% fixed rate until 12/13/2031; H15T5Y + 1.90% thereafter) due 3/13/2037(1)(4)	400,000	290,544

Bank of America Corp. 1.658% (1.658% fixed rate until 3/11/2026; SOFR + 0.91% thereafter) due 3/11/2027(1)	1,693,000	1,496,798
2.087% (2.087% fixed rate until 6/14/2028; SOFR + 1.06% thereafter) due 6/14/2029(1)	821,000	692,325
2.687% (2.687% fixed rate until 4/22/2031; SOFR + 1.32% thereafter) due 4/22/2032(1)	350,000	281,043
3.593% (3.593% fixed rate until 7/21/2027; LIBOR 3 Month + 1.37% thereafter) due 7/21/2028(1)(5)	1,125,000	1,037,813

BankUnited, Inc. 5.125% due 6/11/2030	613,000	568,447

BNP Paribas SA 4.375% (4.375% fixed rate until 3/1/2028; 5 Year USD Swap + 1.48% thereafter) due 3/1/2033(1)(4)	599,000	531,529

Citigroup, Inc. 3.887% (3.887% fixed rate until 1/10/2027; LIBOR 3 Month + 1.56% thereafter) due 1/10/2028(1)(5)	712,000	666,453

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2022	Principal Amount	Value
Commercial Banks (continued)
3.98% (3.98% fixed rate until 3/20/2029; LIBOR 3 Month + 1.34% thereafter) due 3/20/2030(1)(5)	$2,518,000	$2,275,769
4.14% (4.14% fixed rate until 5/24/2024; SOFR + 1.37% thereafter) due 5/24/2025(1)	287,000	282,709

Danske Bank A/S 3.773% (3.773% fixed rate until 3/28/2024; H15T1Y + 1.45% thereafter) due 3/28/2025(1)(4)	1,030,000	997,359
4.375% due 6/12/2028(4)	200,000	184,678

Goldman Sachs Group, Inc. 2.383% (2.383% fixed rate until 7/21/2031; SOFR + 1.25% thereafter) due 7/21/2032(1)	1,000,000	778,110

JPMorgan Chase & Co. 2.963% (2.963% fixed rate until 1/25/2032; SOFR + 1.26% thereafter) due 1/25/2033(1)	707,000	576,749
3.54% (3.54% fixed rate until 5/1/2027; LIBOR 3 Month + 1.38% thereafter) due 5/1/2028(1)(5)	1,002,000	926,519
3.782% (3.782% fixed rate until 2/1/2027; LIBOR 3 Month + 1.34% thereafter) due 2/1/2028(1)(5)	1,065,000	997,777

Macquarie Bank Ltd. 3.624% due 6/3/2030(4)	203,000	164,795

Macquarie Group Ltd. 2.691% (2.691% fixed rate until 6/23/2031; SOFR + 1.44% thereafter) due 6/23/2032(1)(4)	968,000	744,789
4.654% (4.654% fixed rate until 3/27/2028; LIBOR 3 Month + 1.73% thereafter) due 3/27/2029(1)(4)(5)	963,000	904,074

Morgan Stanley 2.239% (2.239% fixed rate until 7/21/2031; SOFR + 1.18% thereafter) due 7/21/2032(1)	500,000	384,390
2.484% (2.484% fixed rate until 9/16/2031; SOFR + 1.36% thereafter) due 9/16/2036(1)	542,000	395,378
4.431% (4.431% fixed rate until 1/23/2029; LIBOR 3 Month + 1.63% thereafter) due 1/23/2030(1)(5)	1,893,000	1,771,545

Royal Bank of Canada 6.00% due 11/1/2027	667,000	695,634

Santander UK Group Holdings PLC 3.373% (3.373% fixed rate until 1/5/2023; LIBOR 3 Month + 1.08% thereafter) due 1/5/2024(1)(5)	877,000	877,000

December 31, 2022	Principal Amount	Value
Commercial Banks (continued)

State Street Corp. 4.164% (4.164% fixed rate until 8/4/2032; SOFR + 1.73% thereafter) due 8/4/2033(1)	$469,000	$434,196

Toronto-Dominion Bank 4.456% due 6/8/2032	300,000	286,017

U.S. Bancorp 4.967% (4.967% fixed rate until 7/22/2032; SOFR + 2.11% thereafter) due 7/22/2033(1)	1,057,000	1,005,556

UBS AG 5.125% due 5/15/2024	872,000	860,368

Wells Fargo & Co. 2.188% (2.188% fixed rate until 4/30/2025; SOFR + 2.00% thereafter) due 4/30/2026(1)	652,000	607,247
2.393% (2.393% fixed rate until 6/2/2027; SOFR + 2.10% thereafter) due 6/2/2028(1)	2,093,000	1,849,082
3.35% (3.35% fixed rate until 3/2/2032; SOFR + 1.50% thereafter) due 3/2/2033(1)	674,000	568,748
3.584% (3.584% fixed rate until 5/22/2027; LIBOR 3 Month + 1.31% thereafter) due 5/22/2028(1)(5)	976,000	905,728

Westpac Banking Corp. 2.894% (2.894% fixed rate until 2/4/2025; H15T5Y + 1.35% thereafter) due 2/4/2030(1)	484,000	443,876

		25,483,045
Commercial Services – 0.7%

Adani Ports & Special Economic Zone Ltd. 4.00% due 7/30/2027	680,000	594,653

Global Payments, Inc. 4.00% due 6/1/2023	940,000	934,181

United Rentals North America, Inc. 4.00% due 7/15/2030	313,000	267,897

		1,796,731
Cosmetics & Personal Care – 0.1%

GSK Consumer Healthcare Capital U.S. LLC 3.625% due 3/24/2032	295,000	260,084

		260,084
Diversified Financial Services – 3.2%

Aircastle Ltd. 2.85% due 1/26/2028(4)	600,000	491,682

Ally Financial, Inc. 8.00% due 11/1/2031	455,000	470,884

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2022	Principal Amount	Value
Diversified Financial Services (continued)

American Express Co. 4.42% (4.42% fixed rate until 8/3/2032; SOFR + 1.76% thereafter) due 8/3/2033(1)	$400,000	$380,092

Aviation Capital Group LLC 1.95% due 1/30/2026(4)	408,000	355,348
5.50% due 12/15/2024(4)	982,000	963,401

Avolon Holdings Funding Ltd. 2.125% due 2/21/2026(4)	1,255,000	1,082,626
4.25% due 4/15/2026(4)	643,000	583,413

CPPIB Capital, Inc. 4.818% (SOFR + 1.25%) due 4/4/2025(1)(4)	2,000,000	2,033,260

Intercontinental Exchange, Inc. 4.00% due 9/15/2027	1,350,000	1,306,192

Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.50% due 3/15/2027(4)	329,000	312,708
4.875% due 4/15/2045(4)	198,000	161,748

		8,141,354
Electric – 3.7%

AEP Transmission Co. LLC 4.50% due 6/15/2052	599,000	534,134

AES Corp. 3.95% due 7/15/2030(4)	578,000	511,293

Alfa Desarrollo SpA 4.55% due 9/27/2051(4)	493,196	377,492

Ausgrid Finance Pty. Ltd. 4.35% due 8/1/2028(4)	580,000	536,929

Calpine Corp. 5.125% due 3/15/2028(4)	302,000	270,329

Constellation Energy Generation LLC 6.25% due 10/1/2039	485,000	497,658

Consumers Energy Co. 4.20% due 9/1/2052	286,000	246,000

Duke Energy Corp. 4.50% due 8/15/2032	961,000	906,242

Indianapolis Power & Light Co. 5.65% due 12/1/2032(4)	821,000	844,087

Minejesa Capital BV 4.625% due 8/10/2030(4)	730,000	642,590

NextEra Energy Capital Holdings, Inc. 4.255% due 9/1/2024	31,000	30,632
5.00% due 7/15/2032	291,000	287,473

NRG Energy, Inc. 3.875% due 2/15/2032(4)	324,000	244,257
4.45% due 6/15/2029(4)	280,000	247,674

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 3.00% due 6/30/2030(4)	504,000	415,467

Public Service Electric & Gas Co. 4.90% due 12/15/2032	464,000	466,905

Southern Co. 4.475% due 8/1/2024	1,156,000	1,142,001

December 31, 2022	Principal Amount	Value
Electric (continued)

Vistra Operations Co. LLC 3.55% due 7/15/2024(4)	$841,000	$807,436
4.375% due 5/1/2029(4)	293,000	252,625

		9,261,224
Energy-Alternate Sources – 0.1%

TerraForm Power Operating LLC 5.00% due 1/31/2028(4)	270,000	242,997

		242,997
Entertainment – 0.2%

Jacobs Entertainment, Inc. 6.75% due 2/15/2029(4)	303,000	275,548

Warnermedia Holdings, Inc. 3.428% due 3/15/2024(4)	333,000	323,290

		598,838
Environmental Control – 0.1%

Madison IAQ LLC 4.125% due 6/30/2028(4)	303,000	252,605

		252,605
Food – 0.1%

Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC 3.50% due 3/15/2029(4)	336,000	281,746

		281,746
Gas – 0.9%

CenterPoint Energy Resources Corp. 4.40% due 7/1/2032	682,000	657,339

National Fuel Gas Co. 5.50% due 1/15/2026	554,000	552,560

NiSource, Inc. 2.95% due 9/1/2029	525,000	457,023

ONE Gas, Inc. 1.10% due 3/11/2024	260,000	249,460

Southwest Gas Corp. 4.05% due 3/15/2032	413,000	363,518

		2,279,900
Healthcare-Products – 0.7%

GE HealthCare Technologies, Inc. 5.65% due 11/15/2027(4)	738,000	750,236

Medline Borrower LP 3.875% due 4/1/2029(4)	330,000	266,053

PerkinElmer, Inc. 0.85% due 9/15/2024	750,000	695,542

		1,711,831
Healthcare-Services – 2.1%

Centene Corp. 2.45% due 7/15/2028	286,000	240,952
3.375% due 2/15/2030	534,000	452,143
4.25% due 12/15/2027	419,000	393,462

Elevance Health, Inc. 2.25% due 5/15/2030	212,000	176,193
2.875% due 9/15/2029	738,000	649,233
5.50% due 10/15/2032	606,000	622,380

12	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2022	Principal Amount	Value
Healthcare-Services (continued)

Humana, Inc. 1.35% due 2/3/2027	$788,000	$681,132
5.875% due 3/1/2033	770,000	799,437

Tenet Healthcare Corp. 6.25% due 2/1/2027(4)	273,000	260,740

UnitedHealth Group, Inc. 4.00% due 5/15/2029	397,000	379,842
5.25% due 2/15/2028	626,000	641,932

		5,297,446
Insurance – 0.7%

Assurant, Inc. 2.65% due 1/15/2032	313,000	232,903

First American Financial Corp. 2.40% due 8/15/2031	474,000	347,703

GA Global Funding Trust 3.85% due 4/11/2025(4)	898,000	861,254

Metropolitan Life Global Funding I 4.05% due 8/25/2025(4)	452,000	442,820

		1,884,680
Internet – 1.2%

Amazon.com, Inc. 4.70% due 12/1/2032	1,920,000	1,914,701

Netflix, Inc. 6.375% due 5/15/2029	893,000	925,907

Prosus NV 3.257% due 1/19/2027(4)	340,000	306,677

		3,147,285
Iron & Steel – 0.1%

United States Steel Corp. 6.875% due 3/1/2029	265,000	257,519

		257,519
Leisure Time – 0.2%

Life Time, Inc. 5.75% due 1/15/2026(4)	286,000	266,592

Royal Caribbean Cruises Ltd. 8.25% due 1/15/2029(4)	134,000	134,756

		401,348
Machinery-Diversified – 0.4%

nVent Finance Sarl 4.55% due 4/15/2028	1,112,000	1,027,143

		1,027,143
Media – 1.4%

AMC Networks, Inc. 4.25% due 2/15/2029	321,000	200,291

CCO Holdings LLC / CCO Holdings Capital Corp. 4.50% due 5/1/2032	477,000	379,835

Charter Communications Operating LLC / Charter Communications Operating Capital 2.25% due 1/15/2029	624,000	501,858

Comcast Corp. 5.50% due 11/15/2032	1,480,000	1,546,126

December 31, 2022	Principal Amount	Value
Media (continued)

FactSet Research Systems, Inc. 3.45% due 3/1/2032	$449,000	$379,778

Time Warner Cable Enterprises LLC 8.375% due 7/15/2033	331,000	369,479

Time Warner Cable LLC 7.30% due 7/1/2038	288,000	288,239

		3,665,606
Mining – 1.1%

Alcoa Nederland Holding BV 4.125% due 3/31/2029(4)	335,000	296,773
6.125% due 5/15/2028(4)	414,000	407,715

Anglo American Capital PLC 4.00% due 9/11/2027(4)	1,300,000	1,231,243

FMG Resources August 2006 Pty. Ltd. 4.375% due 4/1/2031(4)	330,000	278,956

Glencore Funding LLC 4.875% due 3/12/2029(4)	594,000	570,834

		2,785,521
Oil & Gas – 2.8%

California Resources Corp. 7.125% due 2/1/2026(4)	258,000	246,114

Callon Petroleum Co. 8.00% due 8/1/2028(4)	285,000	270,508

Comstock Resources, Inc. 6.75% due 3/1/2029(4)	331,000	298,843

Continental Resources, Inc. 5.75% due 1/15/2031(4)	1,475,000	1,377,930

Diamondback Energy, Inc. 3.125% due 3/24/2031	1,006,000	836,348
3.50% due 12/1/2029	314,000	276,188

EQT Corp. 7.00% due 2/1/2030	1,311,000	1,358,642

Laredo Petroleum, Inc. 9.50% due 1/15/2025	288,000	285,555

Occidental Petroleum Corp. 6.625% due 9/1/2030	778,000	803,900

Ovintiv, Inc. 6.50% due 2/1/2038	498,000	495,630

Petroleos Mexicanos 6.70% due 2/16/2032	1,216,000	957,308

		7,206,966
Pharmaceuticals – 1.9%

AbbVie, Inc. 3.20% due 11/21/2029	692,000	625,748

Cigna Corp. 2.40% due 3/15/2030	1,298,000	1,090,151
4.375% due 10/15/2028	129,000	124,698

CVS Health Corp. 1.75% due 8/21/2030	641,000	505,441
3.25% due 8/15/2029	1,801,000	1,615,299

Option Care Health, Inc. 4.375% due 10/31/2029(4)	325,000	286,926

Organon & Co. / Organon Foreign Debt Co-Issuer BV 4.125% due 4/30/2028(4)	321,000	284,220

Owens & Minor, Inc. 6.625% due 4/1/2030(4)	300,000	257,967

		4,790,450

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2022	Principal Amount	Value
Pipelines – 1.9%

Cheniere Energy Partners LP 3.25% due 1/31/2032	$344,000	$274,454

CNX Midstream Partners LP 4.75% due 4/15/2030(4)	326,000	269,136

Eastern Gas Transmission & Storage, Inc. 3.00% due 11/15/2029	428,000	371,110

EIG Pearl Holdings Sarl 3.545% due 8/31/2036(4)	1,066,000	896,868

Galaxy Pipeline Assets Bidco Ltd. 3.25% due 9/30/2040(4)	1,030,000	796,808

Kinder Morgan Energy Partners LP 4.25% due 9/1/2024	643,000	632,815

NGPL PipeCo LLC 3.25% due 7/15/2031(4)	830,000	677,670

Sabine Pass Liquefaction LLC 5.625% due 3/1/2025	696,000	697,997

Venture Global Calcasieu Pass LLC 4.125% due 8/15/2031(4)	317,000	270,265

		4,887,123
Real Estate Investment Trusts (REITs) – 1.1%

American Tower Corp. 2.40% due 3/15/2025	448,000	421,913
2.95% due 1/15/2025	235,000	224,467
3.80% due 8/15/2029	579,000	528,320

Crown Castle, Inc. 3.30% due 7/1/2030	800,000	701,384

EPR Properties 4.95% due 4/15/2028	604,000	513,521

VICI Properties LP / VICI Note Co., Inc. 5.625% due 5/1/2024(4)	474,000	470,587

		2,860,192
Retail – 0.4%

Bayer Corp. 6.65% due 2/15/2028(4)	343,000	352,076

Macy’s Retail Holdings LLC 5.875% due 4/1/2029(4)	278,000	247,378

Murphy Oil USA, Inc. 3.75% due 2/15/2031(4)	353,000	292,365

		891,819
Semiconductors – 0.7%

Advanced Micro Devices, Inc. 3.924% due 6/1/2032	560,000	522,547
4.393% due 6/1/2052	488,000	433,944

Broadcom, Inc. 4.15% due 4/15/2032(4)	603,000	531,406

Entegris, Inc. 3.625% due 5/1/2029(4)	307,000	246,899

		1,734,796
Software – 0.6%

Oracle Corp. 2.875% due 3/25/2031	915,000	761,618
6.25% due 11/9/2032	281,000	296,087

Workday, Inc. 3.80% due 4/1/2032	593,000	525,499

		1,583,204

December 31, 2022	Principal Amount	Value
Telecommunications – 1.6%

AT&T, Inc. 4.30% due 2/15/2030	$461,000	$434,871

Frontier Communications Holdings LLC 5.00% due 5/1/2028(4)	312,000	272,005

Sprint Capital Corp. 6.875% due 11/15/2028	689,000	716,457
8.75% due 3/15/2032	212,000	252,223

T-Mobile USA, Inc. 2.625% due 2/15/2029	319,000	270,652
3.50% due 4/15/2025	391,000	376,650
3.875% due 4/15/2030	1,264,000	1,148,483

Verizon Communications, Inc. 2.355% due 3/15/2032	662,000	527,190

		3,998,531

Total Corporate Bonds & Notes (Cost $113,955,394)		104,654,633
Municipals – 0.5%

Foothill-Eastern Transportation Corridor Agency 4.094% due 1/15/2049	361,000	276,102

New Jersey Transportation Trust Fund Authority 4.131% due 6/15/2042	605,000	487,620

New York City Transitional Finance Authority B-3 1.95% due 8/1/2034	330,000	234,908

Regents of the University of California Medical Center Pooled Revenue 3.006% due 5/15/2050	205,000	135,634

Total Municipals (Cost $1,561,422)		1,134,264
Non–Agency Mortgage–Backed Securities – 9.1%

Angel Oak Mortgage Trust 2020-1 A1 2.466% due 12/25/2059(1)(2)(4)	37,418	34,795

BAMLL Commercial Mortgage Securities Trust 2013-WBRK A 3.534% due 3/10/2037(1)(2)(4)	3,900,000	3,519,857

BBCMS Mortgage Trust 2019-BWAY A 5.274% due 11/15/2034(1)(2)(4)	365,000	350,988
2019-BWAY B 5.628% due 11/15/2034(1)(2)(4)	160,000	151,166

BHMS 2018-ATLS A 5.568% due 7/15/2035(1)(2)(4)	560,000	540,862
2018-ATLS C 6.218% due 7/15/2035(1)(2)(4)	320,000	301,122
2018-ATLS D 6.568% due 7/15/2035(1)(2)(4)	1,110,000	1,032,741

BRAVO Residential Funding Trust 2021-NQM2 A1 0.97% due 3/25/2060(1)(2)(4)	902,913	830,398

14	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2022	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)

BX Trust 2018-GW A 5.118% due 5/15/2035(1)(2)(4)	$987,000	$961,707

Commercial Mortgage Trust 2015-PC1 C 4.293% due 7/10/2050(1)(2)	375,000	333,115

Connecticut Avenue Securities Trust 2021-R01 1M2 5.478% due 10/25/2041(1)(2)(4)	430,000	421,075

Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1 1.616% due 4/25/2065(1)(2)(4)	62,190	59,711

Deephaven Residential Mortgage Trust 2021-3 A1 1.194% due 8/25/2066(1)(2)(4)	629,569	511,915

Fannie Mae Connecticut Avenue Securities 2021-R02 2M2 5.928% due 11/25/2041(1)(2)(4)	420,000	390,873

Freddie Mac STACR REMIC Trust 2021-DNA3 M2 6.028% due 10/25/2033(1)(2)(4)	655,000	642,396
2021-DNA6 M2 5.428% due 10/25/2041(1)(2)(4)	739,000	695,597
2021-DNA7 M2 5.728% due 11/25/2041(1)(2)(4)	540,000	507,191
2021-HQA4 M1 4.878% due 12/25/2041(1)(2)(4)	617,997	586,342

Freddie Mac Structured Agency Credit Risk Debt Note 2022-HQA2 M1A 6.578% due 7/25/2042(1)(2)(4)	792,705	793,959

Great Wolf Trust 2019-WOLF A 5.352% due 12/15/2036(1)(2)(4)	1,028,000	997,605

GS Mortgage Securities Corp. II 2012-BWTR A 2.954% due 11/5/2034(4)	1,273,000	1,106,382

GS Mortgage Securities Corp. Trust 2018-RIVR A 5.268% due 7/15/2035(1)(2)(4)	437,247	416,422
2021-ROSS G 8.968% due 5/15/2026(1)(2)(4)	660,000	566,491
2022-ECI A 6.531% due 8/15/2039(1)(2)(4)	860,000	853,924

JP Morgan Chase Commercial Mortgage Securities Trust 2018-MINN A 5.588% due 11/15/2035(1)(2)(4)	339,000	332,135
2020-MKST E 6.818% due 12/15/2036(1)(2)(4)	570,000	430,878

JPMBB Commercial Mortgage Securities Trust 2015-C30 C 4.23% due 7/15/2048(1)(2)	340,000	294,337

December 31, 2022	Principal Amount		Value
Non–Agency Mortgage–Backed Securities (continued)

KIND Trust 2021-KIND D 6.618% due 8/15/2038(1)(2)(4)		$585,766	$535,959

Ready Capital Mortgage Financing LLC 2021-FL6 C 6.289% due 7/25/2036(1)(2)(4)		1,280,000	1,196,956
2022-FL8 A 5.594% due 1/25/2037(1)(2)(4)		1,060,000	1,028,345

Starwood Mortgage Residential Trust 2020-3 A1 1.486% due 4/25/2065(1)(2)(4)		206,433	188,259

Verus Securitization Trust 2020-1 A1 2.417% due 1/25/2060(1)(2)(4)		68,328	64,072
2020-5 A1 1.218% due 5/25/2065(1)(2)(4)		288,605	254,639

Vista Point Securitization Trust 2020-2 A1 1.475% due 4/25/2065(1)(2)(4)		152,582	134,064

WFLD Mortgage Trust 2014-MONT A 3.755% due 8/10/2031(1)(2)(4)		2,000,000	1,891,494

Total Non–Agency Mortgage–Backed Securities (Cost $24,729,629)			22,957,772
Foreign Government – 3.1%

Export Development Canada 0.52% due 5/26/2024(4)	USD	600,000	565,020

Export Finance & Insurance Corp. 4.625% due 10/26/2027(4)	USD	668,000	675,562

Japan Bank for International Cooperation 3.875% due 9/16/2025	USD	938,000	917,786

Japan International Cooperation Agency 3.25% due 5/25/2027	USD	718,000	678,438

Kommunalbanken AS 5.306% due 6/17/2026(1)(4)	USD	1,170,000	1,190,955

Nigeria Government International Bond 7.143% due 2/23/2030(4)	USD	375,000	288,574

Panama Government International Bond 2.252% due 9/29/2032	USD	833,000	620,135

Province of Ontario Canada 3.10% due 5/19/2027	USD	1,404,000	1,333,280

Senegal Government International Bond 6.25% due 5/23/2033(4)	USD	290,000	240,184

Sri Lanka Government International Bond 5.875% due 7/25/2022(4)(6)	USD	200,000	63,776

Svensk Exportkredit AB 4.625% due 11/28/2025		USD 1,264,000	1,266,136

Total Foreign Government (Cost $8,169,374)			7,839,846

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2022	Principal Amount	Value
Supranational Bonds – 1.6%

Inter American Investment Corp. 2.625% due 4/22/2025	$838,000	$803,282

International Bank for Reconstruction & Development 3.829% (SOFR + 0.13%) due 1/13/2023(1)	3,248,000	3,248,097

Total Supranational Bonds (Cost $4,084,249)		4,051,379
U.S. Government Agencies – 2.0%

Federal Home Loan Bank 4.32% due 1/3/2023	5,180,000	5,180,000

Total U.S. Government Agencies (Cost $5,180,000)		5,180,000
U.S. Government Securities – 8.3%

U.S. Treasury Bond
2.00% due 11/15/2041	970,000	697,642
3.00% due 8/15/2052	8,689,000	7,245,812
4.00% due 11/15/2042	965,000	951,731

U.S. Treasury Note
3.875% due 11/30/2027	5,507,000	5,487,209
3.875% due 11/30/2029	4,266,000	4,249,336
4.375% due 10/31/2024	2,457,000	2,450,954

Total U.S. Government Securities (Cost $21,167,168)		21,082,684

December 31, 2022	Principal Amount	Value
Short–Term Investments – 1.0%
Repurchase Agreements – 1.0%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $2,641,456, due 1/3/2023(7)	$2,641,081	$2,641,081

Total Repurchase Agreements (Cost $2,641,081)		2,641,081

Total Investments – 113.5% (Cost $303,037,378)		287,289,893

Liabilities in excess of other assets – (13.5)%		(34,156,899)

Total Net Assets – 100.0%		$253,132,994

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2022.
(2)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(3)	TBA — To be announced.
(4)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2022, the aggregate market value of these securities amounted to $98,791,542, representing 39.0% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(5)

The London Interbank Offered Rate (“LIBOR”) is being phased out completely by June 30, 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of a transition away from LIBOR on the Fund’s investments.

(6)	The table below presents securities deemed illiquid by the investment adviser.

Security	Principal Amount	Cost	Value	Acquisition Date	% of Fund’s Net Assets
MHP Lux SA	$475,000	$434,169	$223,245	9/12/2019 – 3/31/2020	0.09%
Sri Lanka Government International Bond	200,000	200,000	63,776	12/11/2020	0.03%

(7)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$3,688,200	$2,693,911

Open futures contracts at December 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. 2-Year Treasury Note	March 2023	28	Long	$5,735,650	$5,742,187	$6,537
U.S. 10-Year Treasury Note	March 2023	47	Long	5,363,375	5,277,953	(85,422)
U.S. Long Bond	March 2023	149	Long	18,907,754	18,676,219	(231,535)
U.S. Ultra Bond	March 2023	76	Long	10,565,845	10,207,750	(358,095)
Total				$40,572,624	$39,904,109	$(668,515)

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Ultra 10-Year Treasury Note	March 2023	122	Short	$(14,518,790)	$(14,430,313)	$88,477

16	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Legend:

CLO — Collateralized Loan Obligation

H15T1Y — 1-year Constant Maturity Treasury Rate

H15T5Y — 5-year Constant Maturity Treasury Rate

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

SOFR30A — Secured Overnight Financing Rate 30-Day Average

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$68,211,779	$—	$68,211,779
Asset–Backed Securities	—	49,536,455	—	49,536,455
Corporate Bonds & Notes	—	104,654,633	—	104,654,633
Municipals	—	1,134,264	—	1,134,264
Non–Agency Mortgage–Backed Securities	—	22,957,772	—	22,957,772
Foreign Government	—	7,839,846	—	7,839,846
Supranational Bonds	—	4,051,379	—	4,051,379
U.S. Government Agencies	—	5,180,000	—	5,180,000
U.S. Government Securities	—	21,082,684	—	21,082,684
Repurchase Agreements	—	2,641,081	—	2,641,081
Total	$—	$287,289,893	$—	$287,289,893
Other Financial Instruments
Futures Contracts
Assets	$95,014	$—	$—	$95,014
Liabilities	(675,052)	—	—	(675,052)
Total	$(580,038)	$—	$—	$(580,038)

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$287,289,893

Cash	15,433

Receivable for investments sold	56,246,899

Interest receivable	2,004,054

Cash deposits with brokers for futures contracts	1,016,757

Prepaid expenses	8,703

Total Assets	346,581,739

Liabilities

Payable for investments purchased	93,087,668

Investment advisory fees payable	98,577

Payable for fund shares redeemed	77,017

Payable for variation margin on futures contracts	63,275

Distribution fees payable	54,765

Accrued audit fees	25,096

Accrued custodian and accounting fees	11,752

Accrued trustees’ and officers’ fees	776

Accrued expenses and other liabilities	29,819

Total Liabilities	93,448,745

Total Net Assets	$253,132,994

Net Assets Consist of:

Paid-in capital	$246,973,974

Distributable earnings	6,159,020

Total Net Assets	$253,132,994

Investments, at Cost	$303,037,378

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	25,485,877

Net Asset Value Per Share	$9.93

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Interest	$9,329,909

Total Investment Income	9,329,909

Expenses

Investment advisory fees	1,280,899

Distribution fees	713,300

Custodian and accounting fees	85,273

Professional fees	67,669

Trustees’ and officers’ fees	67,396

Administrative fees	43,355

Transfer agent fees	14,354

Shareholder reports	10,817

Other expenses	14,565

Total Expenses	2,297,628

Net Investment Income/(Loss)	7,032,281

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	(26,136,330)

Net realized gain/(loss) from futures contracts	(8,935,773)

Net change in unrealized appreciation/(depreciation) on investments	(17,199,615)

Net change in unrealized appreciation/(depreciation) on futures contracts	(838,377)

Net Loss on Investments and Derivative Contracts	(53,110,095)

Net Decrease in Net Assets Resulting From Operations	$(46,077,814)

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Year Ended 12/31/21

Operations

Net investment income/(loss)	$7,032,281	$5,087,549

Net realized gain/(loss) from investments and derivative contracts	(35,072,103)	3,205,907

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	(18,037,992)	(8,437,007)

Net Decrease in Net Assets Resulting from Operations	(46,077,814)	(143,551)

Capital Share Transactions

Proceeds from sales of shares	4,039,995	69,750,403

Cost of shares redeemed	(50,161,423)	(66,101,532)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(46,121,428)	3,648,871

Net Increase/(Decrease) in Net Assets	(92,199,242)	3,505,320

Net Assets

Beginning of year	345,332,236	341,826,916

End of year	$253,132,994	$345,332,236

Other Information:

Shares

Sold	407,441	6,056,937

Redeemed	(4,754,295)	(5,734,000)

Net Increase/(Decrease)	(4,346,854)	322,937

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$11.58	$0.26	$(1.91)	$(1.65)	$9.93	(14.25)%

Year Ended 12/31/21	11.58	0.16	(0.16)	0.00	11.58	0.00%

Year Ended 12/31/20	10.78	0.24	0.56	0.80	11.58	7.42%

Year Ended 12/31/19	9.95	0.26	0.57	0.83	10.78	8.34%

Year Ended 12/31/18	10.08	0.26	(0.39)	(0.13)	9.95	(1.29)%

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$253,133	0.81%	0.81%	2.46%	2.46%	198%

345,332	0.80%	0.80%	1.42%	1.42%	181%

341,827	0.80%	0.83%	2.12%	2.09%	183%

350,049	0.79%	0.84%	2.53%	2.48%	211%

355,070	0.79%	0.87%	2.60%	2.52%	543%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Core Plus Fixed Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks income and capital appreciation to produce a high total return.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Exchange-traded financial futures contracts are valued at the last settlement price on the market where they are primarily traded.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

22

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either

23

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments for hedging and non-hedging purposes. The Fund may also invest in derivatives to seek to manage portfolio duration, as a substitute for holding, or to adjust exposure to, the underlying asset on which the derivative is based, or for cash management or portfolio management purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss. There were no credit default swaps held as of December 31, 2022.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2022.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and

24

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.45% of the first $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.81% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue did not waive any fees or pay any Fund expenses.

Park Avenue has entered into a Sub-Advisory Agreement with Lord, Abbett & Co. LLC (“Lord Abbett”). Lord Abbett is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $713,300 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2022, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$137,093,685	$386,136,495
Sales	139,163,699	398,149,994

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

25

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2022, the Fund held two illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

26

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

i. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2022 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Under certain market conditions, the Fund may use credit default swaps for hedging and non-hedging purposes. The Fund may also invest in derivatives to seek to manage portfolio duration, as a substitute for holding, or to adjust exposure to, the underlying asset on which the derivative is based, or for cash management or portfolio management purposes. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2022, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts

Asset Derivatives
Futures Contracts[1]	$95,014

Liability Derivatives
Futures Contracts[1]	$(675,052)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative investments for the year ended December 31, 2022 were as follows:

Interest Rate Contracts

Net Realized Gain/(Loss)
Futures Contracts[1]	$(8,935,773)

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[2]	$(838,377)

Average Number of Notional Amounts
Futures Contracts[3]	415

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[3]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds

27

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Core Plus Fixed Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Core Plus Fixed Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service5	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

33

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8167

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Diversified Research VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Diversified Research VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

FUND COMMENTARY OF

PUTNAM INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Diversified Research VIP Fund (the “Fund”) returned -17.73% for the 12 months ended December 31, 2022, outperforming its benchmark, the Standard & Poor’s 500® Index[1] (the “Index”). The Fund’s outperformance relative to the Index was due to both sector allocation and security selection. Modest underweights to the communication services and information technology sectors proved additive as did selections within the industrials, health care, real estate and materials sectors.

•	The Index returned -18.11% for the period. The top performing sector within the Index was energy, followed by the utilities sector. All other sectors posted negative returns. The communication services and consumer discretionary sectors were the worst performing sectors within the Index.

Market Overview

Equity markets had a very challenging 2022, with all three major U.S. indexes logging their biggest declines since 2008. Conditions were particularly difficult for growth stocks and the technology sector. And while stocks had a miserable year, bonds fared even worse. Inflation, interest rate hikes and a strong U.S. dollar left bonds unattractive to investors. Value stocks significantly outperformed growth stocks. The energy (+65%) and utilities (+1.8%) sectors delivered the only positive results for the year.

Throughout the year, financial markets were challenged by multiple, converging risks in the macroeconomy. High inflation, rising interest rates, and the Russia-Ukraine war contributed to a risk-averse investing environment. China’s zero-Covid-19 policy also caused periodic lockdowns, worsening supply chain issues. New U.S. trade restrictions on China’s technology sector also stoked global growth concerns. In the U.S., combating inflation remained a top priority of the U.S. Federal Reserve (the “Fed”). As inflation reached 40-year highs, the Fed began raising interest rates for the first time since 2018. It was the start of its most rapid pace of interest rate increases since the early 1980s, according to The Wall Street Journal. This more hawkish Fed delivered four consecutive interest-rate hikes of 0.75%. Toward the close of 2022, stocks were lifted by some positive earnings reports as well as data that showed the pace of inflation was easing. However, concerns about a possible recession persisted.

Portfolio Review

The Fund’s outperformance relative to the Index was due to both sector allocation and security selection. The Fund’s underweight to communication services and information technology, the two worst performing sectors in the Index, proved additive to relative results as did the Fund’s slight overweight to the energy sector, which was up over +65% for the year. Selections within the industrials, health care, real estate and materials sectors were favorable but were somewhat offset by positions within the information technology and utilities sectors.

Outlook

We believe that most investors are happy to say goodbye to 2022, a very challenging year for financial markets and all asset classes. And while the year has come to an end, in our view stock market volatility probably has not. Equity investors may not find relief until inflation eases, economic growth slows further, and central banks become less hawkish.

From an inflation perspective, we have seen loosening in a lot of economic segments. Commodity prices are below their highs, supply chains are easing, inventories of goods are piling up, and the U.S. housing market is slowing. Also, there has been a significant negative-wealth effect from the drop in asset prices, which should reduce demand across the global economy. These are all deflationary forces. However, we believe it will take some time before these deflationary forces are reflected in macroeconomic data.

Some data — such as the U.S. Consumer Price Index2 (CPI) — provide evidence of success in efforts to tame inflation. However, inflation is still very high, and it has persisted longer than expected. In addition, the Fed seems intent on raising interest rates and keeping them higher for longer than most investors anticipated. We believe that a change in the Fed’s approach to raising interest rates hinges on further easing of inflation and an increase in unemployment.

We believe there are reasons for optimism as we enter 2023, given the cyclical nature of the market and the opportunities that that presents. Sectors and industries that were devastated two years ago are now thriving. Using our fundamental research, we understand how businesses are dealing with macroeconomic challenges, which companies may be best positioned to weather their impact, and which companies may rebound as conditions shift in the year ahead.

[1]

The Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

[2]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

1

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $141,042,386

Sector Allocation[1] As of December 31, 2022

Top Ten Holdings[2] As of December 31, 2022

Holding	% of Total Net Assets
Microsoft Corp.	5.74%
Apple, Inc.	4.13%
Alphabet, Inc., Class A	3.64%
Amazon.com, Inc.	2.72%
Exxon Mobil Corp.	2.57%
Mastercard, Inc., Class A	2.33%
Home Depot, Inc.	2.19%
Oracle Corp.	2.17%
UnitedHealth Group, Inc.	2.14%
Procter & Gamble Co.	1.99%
Total	29.62%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Diversified Research VIP Fund	9/1/2016	-17.73%	8.97%	—	11.06%
Standard & Poor’s 500® Index		-18.11%	9.42%	—	11.44%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Diversified Research VIP Fund and the Standard & Poor’s 500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$1,028.00	$4.91	0.96%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 98.4%

Aerospace & Defense – 2.1%

Boeing Co.(1)	1,011	$192,585

Northrop Grumman Corp.	2,389	1,303,462

Raytheon Technologies Corp.	13,816	1,394,311

		2,890,358
Air Freight & Logistics – 0.3%

FedEx Corp.	2,828	489,810

		489,810
Airlines – 0.3%

Southwest Airlines Co.(1)	13,485	454,040

		454,040
Automobiles – 0.9%

General Motors Co.	6,480	217,987

Tesla, Inc.(1)	8,766	1,079,796

		1,297,783
Banks – 2.4%

Bank of America Corp.	39,603	1,311,652

Citigroup, Inc.	42,953	1,942,764

Silvergate Capital Corp., Class A(1)	6,583	114,544

		3,368,960
Beverages – 3.0%

Coca-Cola Co.	26,985	1,716,516

Constellation Brands, Inc., Class A	705	163,384

PepsiCo, Inc.	12,808	2,313,893

		4,193,793
Biotechnology – 1.8%

AbbVie, Inc.	5,664	915,359

Alkermes PLC(1)	17,965	469,426

Ascendis Pharma A/S, ADR(1)	4,416	539,326

Biogen, Inc.(1)	1,635	452,764

Regeneron Pharmaceuticals, Inc.(1)	278	200,574

		2,577,449
Building Products – 0.8%

Johnson Controls International PLC	18,460	1,181,440

		1,181,440
Capital Markets – 3.6%

Charles Schwab Corp.	16,921	1,408,842

GoGreen Investments Corp.(1)	22,514	236,397

Goldman Sachs Group, Inc.	6,468	2,220,982

KKR & Co., Inc.	20,352	944,740

Quilter PLC (United Kingdom)(2)	272,461	305,203

		5,116,164
Chemicals – 2.4%

Corteva, Inc.	10,730	630,710

DuPont de Nemours, Inc.	14,164	972,075

Eastman Chemical Co.	4,869	396,531

Linde PLC	550	179,399

PPG Industries, Inc.	3,626	455,933

Sherwin-Williams Co.	3,126	741,894

		3,376,542

December 31, 2022	Shares	Value
Construction Materials – 0.3%

CRH PLC, ADR	8,968	$356,837

		356,837
Containers & Packaging – 0.5%

Avery Dennison Corp.	2,040	369,240

Berry Global Group, Inc.	4,745	286,740

		655,980
Diversified Financial Services – 1.0%

Apollo Global Management, Inc.	21,584	1,376,843

		1,376,843
Electric Utilities – 3.0%

Constellation Energy Corp.	1,874	161,557

Exelon Corp.	24,788	1,071,585

NextEra Energy, Inc.	11,178	934,481

NRG Energy, Inc.	56,733	1,805,244

PG&E Corp.(1)	18,741	304,729

		4,277,596
Electrical Equipment – 0.6%

Emerson Electric Co.	8,340	801,140

		801,140
Electronic Equipment, Instruments & Components – 1.2%

CDW Corp.	7,388	1,319,349

Vontier Corp.	22,660	438,018

		1,757,367
Energy Equipment & Services – 0.6%

Diamond Offshore Drilling, Inc.(1)	79,938	831,355

		831,355
Entertainment – 1.0%

Netflix, Inc.(1)	2,109	621,902

Sea Ltd., ADR(1)	3,666	190,742

Walt Disney Co.(1)	6,491	563,938

		1,376,582
Equity Real Estate Investment Trusts (REITs) – 0.9%

Gaming and Leisure Properties, Inc.	21,226	1,105,662

Vornado Realty Trust	9,792	203,772

		1,309,434
Food & Staples Retailing – 1.8%

BJ’s Wholesale Club Holdings, Inc.(1)	2,023	133,842

Costco Wholesale Corp.	1,864	850,916

Walmart, Inc.	11,293	1,601,234

		2,585,992
Food Products – 0.2%

McCormick & Co., Inc.	4,225	350,210

		350,210
Health Care Equipment & Supplies – 2.3%

Abbott Laboratories	6,541	718,136

Becton Dickinson and Co.	2,186	555,900

Boston Scientific Corp.(1)	18,730	866,637

Dexcom, Inc.(1)	3,757	425,443

Intuitive Surgical, Inc.(1)	2,276	603,937

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2022	Shares	Value
Health Care Equipment & Supplies (continued)

Medtronic PLC	1,525	$118,523

		3,288,576
Health Care Providers & Services – 5.3%

Cigna Corp.	7,430	2,461,856

Elevance Health, Inc.	499	255,972

Humana, Inc.	929	475,825

McKesson Corp.	3,385	1,269,781

UnitedHealth Group, Inc.	5,701	3,022,556

		7,485,990
Hotels, Restaurants & Leisure – 2.2%

Aramark	8,582	354,780

Booking Holdings, Inc.(1)	574	1,156,771

Chipotle Mexican Grill, Inc.(1)	423	586,908

Hilton Worldwide Holdings, Inc.	5,363	677,668

Penn Entertainment, Inc.(1)	9,327	277,012

		3,053,139
Household Durables – 0.9%

PulteGroup, Inc.	26,527	1,207,774

		1,207,774
Household Products – 2.0%

Procter & Gamble Co.	18,555	2,812,196

		2,812,196
Industrial Conglomerates – 1.1%

General Electric Co.	2,847	238,550

Honeywell International, Inc.	5,806	1,244,226

		1,482,776
Insurance – 3.0%

AIA Group Ltd. (Hong Kong)	66,600	733,733

Assured Guaranty Ltd.	26,951	1,677,969

AXA SA (France)	26,776	746,267

Prudential PLC (United Kingdom)	75,715	1,024,623

		4,182,592
Interactive Media & Services – 4.4%

Alphabet, Inc., Class A(1)	58,202	5,135,162

Meta Platforms, Inc., Class A(1)	8,620	1,037,331

		6,172,493
Internet & Direct Marketing Retail – 2.7%

Amazon.com, Inc.(1)	45,580	3,828,720

		3,828,720
IT Services – 3.7%

Adyen NV (Netherlands)(1)(2)	219	303,056

Mastercard, Inc., Class A	9,456	3,288,135

PayPal Holdings, Inc.(1)	4,534	322,911

Visa, Inc., Class A	6,512	1,352,933

		5,267,035
Life Sciences Tools & Services – 2.3%

Avantor, Inc.(1)	16,096	339,465

Bio-Rad Laboratories, Inc., Class A(1)	987	415,023

Danaher Corp.	3,940	1,045,755

December 31, 2022	Shares	Value
Life Sciences Tools & Services (continued)

Illumina, Inc.(1)	385	$77,847

Thermo Fisher Scientific, Inc.	2,410	1,327,163

		3,205,253
Machinery – 1.6%

Deere & Co.	1,155	495,218

Ingersoll Rand, Inc.	11,020	575,795

Otis Worldwide Corp.	15,991	1,252,255

		2,323,268
Media – 0.4%

Charter Communications, Inc., Class A(1)	1,477	500,851

		500,851
Metals & Mining – 0.6%

Agnico Eagle Mines Ltd. (Canada)	9,201	478,126

Alamos Gold, Inc., Class A	36,632	370,349

		848,475
Multi-Utilities – 0.4%

Ameren Corp.	5,556	494,040

		494,040
Multiline Retail – 0.6%

Target Corp.	5,410	806,306

		806,306
Oil, Gas & Consumable Fuels – 5.3%

Cenovus Energy, Inc. (Canada)	102,996	1,998,292

ConocoPhillips	8,535	1,007,130

Exxon Mobil Corp.	32,892	3,627,988

Shell PLC (Netherlands)	31,500	895,158

		7,528,568
Pharmaceuticals – 4.5%

4Front Ventures Corp.(1)	591,108	138,024

Eli Lilly and Co.	3,960	1,448,727

Innoviva, Inc.(1)	43,796	580,297

Johnson & Johnson	9,542	1,685,594

Merck & Co., Inc.	14,378	1,595,239

Pfizer, Inc.	16,634	852,326

Zoetis, Inc.	655	95,990

		6,396,197
Road & Rail – 1.9%

CSX Corp.	13,492	417,982

Union Pacific Corp.	10,595	2,193,907

		2,611,889
Semiconductors & Semiconductor Equipment – 4.7%

Advanced Micro Devices, Inc.(1)	27,703	1,794,323

Applied Materials, Inc.	12,339	1,201,572

Enphase Energy, Inc.(1)	440	116,582

NVIDIA Corp.	15,518	2,267,801

QUALCOMM, Inc.	11,813	1,298,721

		6,678,999

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2022	Shares	Value
Software – 9.6%

Intuit, Inc.	3,392	$1,320,234

Microsoft Corp.	33,760	8,096,323

Oracle Corp.	37,429	3,059,447

Salesforce, Inc.(1)	8,278	1,097,580

		13,573,584
Specialty Retail – 3.2%

Bath & Body Works, Inc.	3,582	150,946

CarMax, Inc.(1)	3,916	238,445

Home Depot, Inc.	9,756	3,081,530

O’Reilly Automotive, Inc.(1)	857	723,334

TJX Cos., Inc.	3,907	310,997

Warby Parker, Inc., Class A(1)	3,426	46,217

		4,551,469
Technology Hardware, Storage & Peripherals – 4.1%

Apple, Inc.	44,871	5,830,089

		5,830,089
Textiles, Apparel & Luxury Goods – 0.6%

Levi Strauss & Co., Class A	9,901	153,664

Lululemon Athletica, Inc.(1)	570	182,617

NIKE, Inc., Class B	4,140	484,421

		820,702
Tobacco – 0.2%

Altria Group, Inc.	6,579	300,726

		300,726
Trading Companies & Distributors – 0.5%

United Rentals, Inc.(1)	1,813	644,377

		644,377
Wireless Telecommunication Services – 1.6%

T-Mobile US, Inc.(1)	16,029	2,244,060

		2,244,060

Total Common Stocks (Cost $116,744,116)		138,765,819
Exchange–Traded Funds – 0.7%

SPDR S&P 500 ETF Trust	2,753	1,052,830

Total Exchange–Traded Funds (Cost $1,034,857)		1,052,830

December 31, 2022	Principal Amount	Value
Short–Term Investments – 1.0%

Repurchase Agreements – 1.0%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $1,339,051, due 1/3/2023(3)	$1,338,860	$1,338,860

Total Repurchase Agreements (Cost $1,338,860)		1,338,860

Total Investments – 100.1% (Cost $119,117,833)		141,157,509

Liabilities in excess of other assets – (0.1)%		(115,123)

Total Net Assets – 100.0%		$141,042,386

(1)	Non–income–producing security.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2022, the aggregate market value of these securities amounted to $608,259, representing 0.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$1,869,700	$1,365,654

Legend:

ADR — American Depositary Receipt

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$134,757,779	$4,008,040	*	$—	$138,765,819
Exchange–Traded Funds	1,052,830	—		—	1,052,830
Repurchase Agreements	—	1,338,860		—	1,338,860
Total	$135,810,609	$5,346,900		$—	$141,157,509

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$141,157,509

Dividends/interest receivable	83,103

Foreign tax reclaims receivable	15,551

Reimbursement receivable from adviser	1,255

Prepaid expenses	4,837

Total Assets	141,262,255

Liabilities

Investment advisory fees payable	73,794

Payable for fund shares redeemed	35,384

Distribution fees payable	30,748

Payable for investments purchased	28,614

Accrued audit fees	20,476

Accrued custodian and accounting fees	9,987

Foreign currency overdraft	2,514

Accrued trustees’ and officers’ fees	383

Accrued expenses and other liabilities	17,969

Total Liabilities	219,869

Total Net Assets	$141,042,386

Net Assets Consist of:

Paid-in capital	$50,845,662

Distributable earnings	90,196,724

Total Net Assets	$141,042,386

Investments, at Cost	$119,117,833

Foreign Currency Overdraft, at Cost	$2,516

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	7,254,031

Net Asset Value Per Share	$19.44

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$2,357,844

Interest	5,687

Withholding taxes on foreign dividends	(15,221)

Total Investment Income	2,348,310

Expenses

Investment advisory fees	945,334

Distribution fees	393,889

Professional fees	57,956

Custodian and accounting fees	57,557

Trustees’ and officers’ fees	37,203

Administrative fees	30,689

Transfer agent fees	14,511

Shareholder reports	6,431

Other expenses	8,852

Total Expenses	1,552,422

Less: Fees waived	(39,888)

Total Expenses, Net	1,512,534

Net Investment Income/(Loss)	835,776

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	7,408,498

Net realized gain/(loss) from foreign currency transactions	(2,011)

Net change in unrealized appreciation/(depreciation) on investments	(41,222,802)

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(897)

Net Loss on Investments and Foreign Currency Transactions	(33,817,212)

Net Decrease in Net Assets Resulting From Operations	$(32,981,436)

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Year Ended 12/31/21

Operations

Net investment income/(loss)	$835,776	$699,971

Net realized gain/(loss) from investments and foreign currency transactions	7,406,487	29,242,773

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(41,223,699)	13,235,481

Net Increase/(Decrease) in Net Assets Resulting from Operations	(32,981,436)	43,178,225

Capital Share Transactions

Proceeds from sales of shares	7,356,435	1,509,582

Cost of shares redeemed	(25,374,417)	(46,030,409)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(18,017,982)	(44,520,827)

Net Decrease in Net Assets	(50,999,418)	(1,342,602)

Net Assets

Beginning of year	192,041,804	193,384,406

End of year	$141,042,386	$192,041,804

Other Information:

Shares

Sold	359,038	72,249

Redeemed	(1,232,800)	(2,098,434)

Net Decrease	(873,762)	(2,026,185)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$23.63	$0.11	$(4.30)	$(4.19)	$19.44	(17.73)%

Year Ended 12/31/21	19.05	0.08	4.50	4.58	23.63	24.04%

Year Ended 12/31/20	15.85	0.08	3.12	3.20	19.05	20.19%

Year Ended 12/31/19	11.84	0.11	3.90	4.01	15.85	33.87%

Year Ended 12/31/18	12.65	0.09	(0.90)	(0.81)	11.84	(6.40)%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$141,042	0.96%	0.99%	0.53%	0.50%	45%

192,042	0.95%	0.95%	0.36%	0.36%	44%

193,384	1.01%	1.02%	0.52%	0.51%	76%

196,050	1.01%	1.03%	0.77%	0.75%	88%

148,193	1.02%	1.09%	0.68%	0.61%	88%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Diversified Research VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2022, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.60% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.96% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue waived fees and/or paid Fund expenses in the amount of $39,888.

Park Avenue has entered into a Sub-Advisory Agreement with Putnam Investment Management LLC (“Putnam”). Putnam is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $393,889 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $69,816,090 and $84,837,033, respectively, for the year ended December 31, 2022. During the year ended December 31, 2022, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2022, the Fund did not hold any restricted, other than 144A restricted securities or illiquid securities.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Diversified Research VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Diversified Research VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee

Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

21

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8168

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Global Utilities VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Global Utilities VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN GLOBAL UTILITIES VIP FUND

FUND COMMENTARY OF WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Global Utilities VIP Fund (the “Fund”) returned -0.96% for the 12 months ended December 31, 2022, outperforming its benchmark, the MSCI® ACWI Utilities Index[1] (the “Index”). The Fund’s outperformance relative to the Index was driven by strong security selection in electric utilities, multi-utilities and independent power producers. Investment allocation within the utilities sector also contributed to relative results.

•	The Index returned -4.66% for the same period. Within the Index, industrial conglomerates, electric utilities, and multi-utilities had the strongest absolute performance while water utilities, renewable electricity providers and gas utilities had the weakest returns during the period.

Market Overview

Global equities declined in 2022 as markets were rattled by slowing global-economic growth, increased inflation, rising interest rates, and COVID-19 resurgences in some countries. Equities opened the year lower as volatility spiked sharply, driven by rising geopolitical instability and tighter monetary policy to address accelerating inflation. Russia’s large-scale military attack on Ukraine forced over four million people to flee Ukraine as fighting intensified and living conditions deteriorated rapidly in many cities. The U.S. and the North Atlantic Treaty Organization (NATO) allies imposed severe economic sanctions on Russia, largely cutting off the Russian economy from global financial markets and limiting the ability of the Russian central bank to take counteractive measures. Stocks rallied in the fourth quarter of 2022 as investors were encouraged by milder inflation, which provided greater scope for some major central banks to slow their pace of interest-rate hikes. However, market sentiment was dented by anxiety about tighter central bank policies amid weakening global economic growth and cautious corporate commentary that added to signs of recession. Global equities fell in the third quarter of 2022 as risk-off sentiment was driven by higher inflation, rising interest rates, geopolitical turmoil, and growing signs of a global economic slowdown. The U.S. Federal Reserve (the “Fed”) increased its target interest rate by 150 basis points (“bps”) over the quarter in an effort to rein in decades-high inflation. The European Central Bank ended its negative interest-rate policy, raising rates by 125 bps over the quarter. Global equities fell sharply in the second quarter of 2022, with continued elevated volatility as investors grew increasingly concerned about the economic toll of persistent geopolitical instability, soaring inflation, and constrained supply chains. Energy prices continued to rise as the ongoing crisis in Ukraine severely pressured oil and natural gas supplies.

Portfolio Review

Stock selection was the primary driver of the Fund’s relative outperformance during the period. Strong selection in electric utilities, multi-utilities and independent power producers was only partially offset by weaker selection in renewable electricity and gas utilities. Investment allocation within the utilities sector, a fall out of our bottom-up stock selection process, contributed to the Fund’s relative results. Our overweight allocations to independent power producers and renewable electricity providers and our underweight allocation to the water utilities contributed positively to the Fund’s relative performance during the period. This was offset by a modestly negative result from the Fund’s overweight to electric utilities.

Outlook

We believe the Fund’s performance should be viewed over a multi-year period, and not over shorter time horizons. Similar to the third quarter of 2022, utilities as a sector did not participate in the fourth-quarter equity rally to the extent that we would have expected. Importantly, in our view the underlying fundamentals of these businesses are largely unchanged, and we believe their forward-looking returns are very attractive relative to history. Our primary valuation metric, intrinsic return, is a measure of annualized value creation, which we believe serves as a proxy for annualized prospective return potential. Intrinsic return equals the combination of free cash flow plus the net present value of growth investments, plus the net present value of pricing power. While market fluctuations can distort short-term returns, using this valuation metric helps us to select companies that we believe have long-term investment potential.

[1]

The Index measures the performance of large- and mid-cap global equities across 23 developed and 26 emerging markets that are classified as falling within the utilities sector as per the Global Industry Classification Standard (GICS). Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN GLOBAL UTILITIES VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $64,330,971

Geographic Region Allocation[1] As of December 31, 2022

Top Ten Holdings[1] As of December 31, 2022

Holding	Country	% of Total Net Assets
Duke Energy Corp.	United States	7.23%
AES Corp.	United States	6.31%
NextEra Energy, Inc.	United States	5.76%
Iberdrola SA	Spain	4.85%
Engie SA	France	4.72%
Atmos Energy Corp.	United States	4.64%
American Electric Power Co., Inc.	United States	4.60%
Southern Co.	United States	4.52%
Sempra Energy	United States	4.52%
FirstEnergy Corp.	United States	4.35%
Total		51.50%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2

GUARDIAN GLOBAL UTILITIES VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Global Utilities VIP Fund	10/21/2019	-0.96%	—	—	6.77%
MSCI® ACWI Utilities Index		-4.66%	—	—	3.41%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Global Utilities VIP Fund and the MSCI® ACWI Utilities Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$1,045.80	$5.31	1.03%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24	1.03%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 99.3%

Bermuda – 2.9%

CK Infrastructure Holdings Ltd.	358,000	$1,873,882

		1,873,882
Brazil – 2.1%

Cia de Saneamento Basico do Estado de Sao Paulo	125,500	1,342,579

		1,342,579
China – 5.8%

China Longyuan Power Group Corp. Ltd., Class H	2,242,800	2,743,737

ENN Energy Holdings Ltd.	70,500	983,533

		3,727,270
France – 9.0%

Electricite de France SA	213,389	2,741,167

Engie SA	211,860	3,034,691

		5,775,858
Germany – 3.4%

RWE AG	49,250	2,189,990

		2,189,990
Italy – 3.1%

Enel SpA	367,713	1,977,666

		1,977,666
Japan – 2.9%

Kansai Electric Power Co., Inc.	116,700	1,132,817

Tokyo Gas Co. Ltd.	37,800	743,105

		1,875,922
Spain – 4.8%

Iberdrola SA	266,427	3,116,529

		3,116,529
United Kingdom – 3.5%

National Grid PLC	186,248	2,237,095

		2,237,095
United States – 61.8%

AES Corp.	141,199	4,060,883

American Electric Power Co., Inc.	31,177	2,960,256

Atmos Energy Corp.	26,631	2,984,536

CenterPoint Energy, Inc.	86,582	2,596,594

Constellation Energy Corp.	21,730	1,873,343

Dominion Energy, Inc.	5,569	341,491

Duke Energy Corp.	45,169	4,651,955

Edison International	42,403	2,697,679

Exelon Corp.	62,209	2,689,295

FirstEnergy Corp.	66,691	2,797,021

NextEra Energy, Inc.	44,321	3,705,236

NRG Energy, Inc.	20,154	641,300

Public Service Enterprise Group, Inc.	31,446	1,926,697

Sempra Energy	18,804	2,905,970

December 31, 2022	Shares	Value
United States (continued)

Southern Co.	40,758	$2,910,529

		39,742,785

Total Common Stocks (Cost $54,044,980)		63,859,576

	Principal Amount	Value
Short–Term Investments – 0.6%

Repurchase Agreements – 0.6%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $399,313, due 1/3/2023(1)	$399,256	399,256

Total Repurchase Agreements (Cost $399,256)		399,256

Total Investments – 99.9% (Cost $54,444,236)		64,258,832

Assets in excess of other liabilities – 0.1%		72,139

Total Net Assets – 100.0%		$64,330,971

(1)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$557,600	$407,278

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Bermuda	$—	$1,873,882	*	$—	$1,873,882
Brazil	—	1,342,579	*	—	1,342,579
China	—	3,727,270	*	—	3,727,270
France	—	5,775,858	*	—	5,775,858
Germany	—	2,189,990	*	—	2,189,990
Italy	—	1,977,666	*	—	1,977,666
Japan	—	1,875,922	*	—	1,875,922
Spain	—	3,116,529	*	—	3,116,529
United Kingdom	—	2,237,095	*	—	2,237,095
United States	39,742,785	—		—	39,742,785
Repurchase Agreements	—	399,256		—	399,256
Total	$39,742,785	$24,516,047		$—	$64,258,832

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$64,258,832

Dividends/interest receivable	93,839

Foreign tax reclaims receivable	78,087

Reimbursement receivable from adviser	11,101

Prepaid expenses	2,180

Total Assets	64,444,039

Liabilities

Investment advisory fees payable	40,174

Accrued audit fees	22,045

Payable for fund shares redeemed	13,873

Distribution fees payable	13,758

Accrued custodian and accounting fees	10,585

Accrued administrative fees	6,159

Accrued trustees’ and officers’ fees	217

Accrued expenses and other liabilities	6,257

Total Liabilities	113,068

Total Net Assets	$64,330,971

Net Assets Consist of:

Paid-in capital	$46,256,354

Distributable earnings	18,074,617

Total Net Assets	$64,330,971

Investments, at Cost	$54,444,236

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	5,218,354

Net Asset Value Per Share	$12.33

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$2,472,442

Interest	1,478

Withholding taxes on foreign dividends	(98,252)

Total Investment Income	2,375,668

Expenses

Investment advisory fees	522,464

Distribution fees	178,926

Custodian and accounting fees	54,483

Professional fees	44,024

Administrative fees	23,743

Trustees’ and officers’ fees	17,131

Transfer agent fees	13,217

Shareholder reports	5,896

Other expenses	5,067

Total Expenses	864,951

Less: Fees waived	(127,776)

Total Expenses, Net	737,175

Net Investment Income/(Loss)	1,638,493

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	1,138,501

Net realized gain/(loss) from foreign currency transactions	(11,777)

Net change in unrealized appreciation/(depreciation) on investments	(4,022,738)

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(5,099)

Net Loss on Investments and Foreign Currency Transactions	(2,901,113)

Net Decrease in Net Assets Resulting From Operations	$(1,262,620)

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Year Ended 12/31/21

Operations

Net investment income/(loss)	$1,638,493	$2,063,300

Net realized gain/(loss) from investments and foreign currency transactions	1,126,724	4,810,399

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(4,027,837)	6,152,250

Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,262,620)	13,025,949

Capital Share Transactions

Proceeds from sales of shares	112,102	6,228,824

Cost of shares redeemed	(22,639,081)	(15,752,887)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(22,526,979)	(9,524,063)

Net Increase/(Decrease) in Net Assets	(23,789,599)	3,501,886

Net Assets

Beginning of year	88,120,570	84,618,684

End of year	$64,330,971	$88,120,570

Other Information:

Shares

Sold	9,266	526,632

Redeemed	(1,871,485)	(1,352,561)

Net Decrease	(1,862,219)	(825,929)

8	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

9

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$12.45	$0.28	$(0.40)	$(0.12)	$12.33	(0.96)%

Year Ended 12/31/21	10.70	0.28	1.47	1.75	12.45	16.36%

Year Ended 12/31/20	10.27	0.23	0.20	0.43	10.70	4.19%

Period Ended 12/31/19(4)	10.00	0.03	0.24	0.27	10.27	2.70%(5)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$64,331	1.03%		1.21%		2.29%		2.11%		14%

88,121	1.03%		1.16%		2.38%		2.25%		22%

84,619	1.03%		1.22%		2.35%		2.16%		43%

85,307	0.89%	(5)	1.37%	(5)	1.56%	(5)	1.08%	(5)	50%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 21, 2019.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2019, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Global Utilities VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2022, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

e. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.73% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.03% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue waived fees and/or paid Fund expenses in the amount of $127,776.

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $178,926 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $9,886,932 and $30,502,402, respectively, for the year ended December 31, 2022. During the year ended December 31, 2022, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2022, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Global Utilities VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Global Utilities VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for the period October 21, 2019 (commencement of operations) through December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for the period October 21, 2019 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

21

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10537

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Growth & Income VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Growth & Income VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN GROWTH & INCOME VIP FUND

FUND COMMENTARY OF

ALLIANCEBERNSTEIN, L.P., SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Growth & Income VIP Fund (the “Fund”) returned –5.22% for the 12 months ended December 31, 2022, outperforming its benchmark, the Russell 1000® Value Index[1] (the “Index”). Stock selection contributed to the Fund’s relative outperformance, while sector selection detracted. Stock selection within the consumer discretionary and financials sectors contributed the most to the Fund’s relative performance. An overweight to the consumer-discretionary sector detracted from the Fund’s relative performance, as did an underweight to energy.

•	The Index returned -7.54% for the year. Both value- and growth-oriented stocks declined for the year. Value stocks significantly outperformed growth stocks, as growth stocks have been pressured more by rising interest rates throughout most of the year. Large-cap stocks narrowly outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

Market Overview

U.S. stocks declined during the 12-month period ended December 31, 2022. In response to persistently high inflation, central banks — led by the U.S. Federal Reserve (the “Fed”) — took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. Volatility increased and stocks pulled back after the Fed announced its first interest-rate hike in March 2022, which was followed by six additional interest rate raises, including four consecutive 0.75% interest rate increases. Equity markets rebounded briefly at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of interest rate hikes. Optimism faded and equity markets gave back gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its “higher-for-longer” conviction. Both value- and growth-oriented stocks declined for the year. Value stocks significantly outperformed growth stocks during 2022, as growth stocks have been pressured more by rising interest rates throughout most of the year. Large-cap stocks narrowly outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

Portfolio Review

We believe that the Fund continues to hold shares of high-quality companies with strong fundamental prospects. During the year, security selection within the consumer discretionary, financials, and materials sectors contributed to the Fund’s relative performance, while security selection within the real estate and communication services sectors detracted. An underweight to the communication services sector contributed to the Fund’s performance relative to the Index, while an underweight to the energy sector detracted.

2022 was a year headlined by central bank rate increases, high inflation, rapidly evolving geopolitics and rising potential for a recession. As a result, investors increased their scrutiny of stock valuations and broadly shifted their focus from longer- to shorter-duration assets and less economically sensitive companies. Sectors like communication services and real estate, both underweights for the Fund, came under pressure as stock multiples declined and rising rates reduced real estate’s attractiveness. On the other hand, defensive sectors like consumer staples and utilities became market favorites as economic concerns increased; both are underweights for the Fund relative to the Index. During the year, we increased the Fund’s exposure to the healthcare sector because of idiosyncratic growth opportunities, attractive valuations and lower fundamental volatility business models. The Fund remains underweight in the consumer staples and utilities sectors, as we continue to view them as expensive.

Outlook

While the normalization of monetary policy is something we embrace, we have concerns about the consequences of slowing economic growth too much; we believe falling demand can undermine the pricing power that broadly sustained high corporate margins for much of 2022. Higher interest rates have already slowed housing and auto sales (and dampened prices) despite favorable longer-term supply-and-demand dynamics. We believe that the Fund’s holdings have attractive fundamentals, consistent with our philosophy of seeking companies with high free-cash-flow yields, low earnings variability and low leverage. We believe that these well-managed companies deploy capital wisely, allowing them to grow dividends and enhance their long-term value potential.

[1]

The Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees and expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN GROWTH & INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $143,039,480

Sector Allocation[1] As of December 31, 2022

Top Ten Holdings[2] As of December 31, 2022

Holding	% of Total Net Assets
JPMorgan Chase & Co.	3.98%
Berkshire Hathaway, Inc., Class B	3.97%
Philip Morris International, Inc.	3.89%
Elevance Health, Inc.	3.64%
Mastercard, Inc., Class A	3.31%
Wells Fargo & Co.	3.24%
Amgen, Inc.	2.89%
Roche Holding AG, ADR	2.87%
Comcast Corp., Class A	2.72%
Cigna Corp.	2.70%
Total	33.21%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN GROWTH & INCOME VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Growth & Income VIP Fund	9/1/2016	-5.22%	7.17%	—	9.89%
Russell 1000® Value Index		-7.54%	6.67%	—	8.47%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Growth & Income VIP Fund and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$1,085.40	$5.05	0.96%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 95.7%

Aerospace & Defense – 4.3%

Curtiss-Wright Corp.	6,239	$1,041,851

Raytheon Technologies Corp.	29,333	2,960,286

Textron, Inc.	30,816	2,181,773

		6,183,910
Air Freight & Logistics – 0.5%

Expeditors International of Washington, Inc.	6,786	705,201

		705,201
Airlines – 1.5%

Alaska Air Group, Inc.(1)	23,553	1,011,366

Southwest Airlines Co.(1)	31,685	1,066,834

		2,078,200
Auto Components – 1.1%

BorgWarner, Inc.	37,850	1,523,463

		1,523,463
Banks – 7.8%

Bank OZK	19,194	768,912

JPMorgan Chase & Co.	42,421	5,688,656

Wells Fargo & Co.	112,397	4,640,872

		11,098,440
Biotechnology – 6.8%

Amgen, Inc.	15,733	4,132,115

Gilead Sciences, Inc.	29,511	2,533,520

Regeneron Pharmaceuticals, Inc.(1)	4,284	3,090,863

		9,756,498
Building Products – 0.5%

Builders FirstSource, Inc.(1)	11,936	774,408

		774,408
Capital Markets – 2.9%

Goldman Sachs Group, Inc.	6,184	2,123,462

Nasdaq, Inc.	15,991	981,048

Northern Trust Corp.	11,849	1,048,518

		4,153,028
Chemicals – 0.8%

Mosaic Co.	25,591	1,122,677

		1,122,677
Communications Equipment – 1.6%

Cisco Systems, Inc.	47,045	2,241,224

		2,241,224
Construction & Engineering – 1.4%

EMCOR Group, Inc.	13,652	2,021,998

		2,021,998
Distributors – 1.3%

LKQ Corp.	35,371	1,889,165

		1,889,165
Diversified Financial Services – 4.0%

Berkshire Hathaway, Inc., Class B(1)	18,376	5,676,346

		5,676,346

December 31, 2022	Shares	Value
Electric Utilities – 0.4%

IDACORP, Inc.	4,886	$526,955

		526,955
Electrical Equipment – 2.1%

Acuity Brands, Inc.	4,377	724,875

Emerson Electric Co.	24,038	2,309,090

		3,033,965
Electronic Equipment, Instruments & Components – 2.1%

IPG Photonics Corp.(1)	8,511	805,736

Keysight Technologies, Inc.(1)	13,114	2,243,412

		3,049,148
Energy Equipment & Services – 0.6%

Helmerich & Payne, Inc.	18,427	913,426

		913,426
Equity Real Estate Investment Trusts (REITs) – 1.4%

Weyerhaeuser Co.	63,080	1,955,480

		1,955,480
Food & Staples Retailing – 0.9%

Kroger Co.	28,207	1,257,468

		1,257,468
Health Care Providers & Services – 7.6%

Cigna Corp.	11,648	3,859,448

Elevance Health, Inc.	10,141	5,202,029

Quest Diagnostics, Inc.	11,319	1,770,744

		10,832,221
Hotels, Restaurants & Leisure – 1.3%

Booking Holdings, Inc.(1)	372	749,684

Choice Hotels International, Inc.	9,830	1,107,251

		1,856,935
Household Durables – 1.2%

D.R. Horton, Inc.	18,492	1,648,377

		1,648,377
Insurance – 2.2%

Aflac, Inc.	16,547	1,190,391

Axis Capital Holdings Ltd.	20,658	1,119,044

MetLife, Inc.	12,101	875,749

		3,185,184
Interactive Media & Services – 1.3%

Alphabet, Inc., Class C(1)	20,313	1,802,373

		1,802,373
IT Services – 8.5%

Accenture PLC, Class A	5,940	1,585,030

Cognizant Technology Solutions Corp., Class A	27,138	1,552,022

FleetCor Technologies, Inc.(1)	4,958	910,685

Mastercard, Inc., Class A	13,622	4,736,778

Maximus, Inc.	15,764	1,155,974

PayPal Holdings, Inc.(1)	30,291	2,157,325

		12,097,814

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2022	Shares	Value
Life Sciences Tools & Services – 1.3%

PerkinElmer, Inc.	13,228	$1,854,830

		1,854,830
Machinery – 2.6%

Middleby Corp.(1)	4,658	623,706

PACCAR, Inc.	18,811	1,861,725

Westinghouse Air Brake Technologies Corp.	13,081	1,305,614

		3,791,045
Media – 2.7%

Comcast Corp., Class A	111,503	3,899,260

		3,899,260
Metals & Mining – 1.0%

BHP Group Ltd., ADR	23,975	1,487,649

		1,487,649
Multiline Retail – 2.1%

Target Corp.	19,846	2,957,848

		2,957,848
Oil, Gas & Consumable Fuels – 6.1%

Chevron Corp.	13,085	2,348,627

ConocoPhillips	18,931	2,233,858

EOG Resources, Inc.	15,552	2,014,295

Phillips 66	19,866	2,067,653

		8,664,433
Pharmaceuticals – 4.3%

Pfizer, Inc.	38,924	1,994,466

Roche Holding AG, ADR	104,992	4,110,437

		6,104,903
Professional Services – 0.9%

Robert Half International, Inc.	18,371	1,356,331

		1,356,331
Real Estate Management & Development – 1.4%

CBRE Group, Inc., Class A(1)	26,686	2,053,755

		2,053,755
Road & Rail – 1.4%

Knight-Swift Transportation Holdings, Inc.	38,303	2,007,460

		2,007,460
Semiconductors & Semiconductor Equipment – 1.2%

MKS Instruments, Inc.	8,279	701,480

December 31, 2022	Shares	Value
Semiconductors & Semiconductor Equipment (continued)

NXP Semiconductors NV	6,685	$1,056,430

		1,757,910
Specialty Retail – 2.4%

AutoZone, Inc.(1)	617	1,521,633

Lowe’s Cos., Inc.	5,826	1,160,773

Ulta Beauty, Inc.(1)	1,717	805,393

		3,487,799
Tobacco – 3.9%

Philip Morris International, Inc.	54,935	5,559,971

		5,559,971
Trading Companies & Distributors – 0.3%

MSC Industrial Direct Co., Inc., Class A	5,943	485,543

		485,543

Total Common Stocks (Cost $111,511,740)		136,852,641

	Principal Amount	Value
Short–Term Investments – 4.2%

Repurchase Agreements – 4.2%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $5,980,085, due 1/3/2023(2)	$5,979,234	5,979,234

Total Repurchase Agreements (Cost $5,979,234)		5,979,234

Total Investments – 99.9% (Cost $117,490,974)		142,831,875

Assets in excess of other liabilities – 0.1%		207,605

Total Net Assets – 100.0%		$143,039,480

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$8,349,900	$6,098,878

Legend:

ADR — American Depositary Receipt

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$136,852,641	$—	$—	$136,852,641
Repurchase Agreements	—	5,979,234	—	5,979,234
Total	$136,852,641	$5,979,234	$—	$142,831,875

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$142,831,875

Receivable for investments sold	427,910

Dividends/interest receivable	168,587

Foreign tax reclaims receivable	114,191

Receivable for fund shares subscribed	736

Reimbursement receivable from adviser	588

Prepaid expenses	5,062

Total Assets	143,548,949

Liabilities

Payable for investments purchased	285,639

Investment advisory fees payable	78,329

Payable for fund shares redeemed	70,498

Distribution fees payable	30,868

Accrued audit fees	20,476

Accrued custodian and accounting fees	5,111

Accrued trustees’ and officers’ fees	373

Accrued expenses and other liabilities	18,175

Total Liabilities	509,469

Total Net Assets	$143,039,480

Net Assets Consist of:

Paid-in capital	$64,378,754

Distributable earnings	78,660,726

Total Net Assets	$143,039,480

Investments, at Cost	$117,490,974

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	7,871,071

Net Asset Value Per Share	$18.17

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$3,516,888

Interest	24,288

Total Investment Income	3,541,176

Expenses

Investment advisory fees	1,012,764

Distribution fees	401,152

Professional fees	48,227

Trustees’ and officers’ fees	37,572

Administrative fees	30,980

Custodian and accounting fees	28,382

Transfer agent fees	14,604

Shareholder reports	7,240

Other expenses	8,541

Total Expenses	1,589,462

Less: Fees waived	(49,040)

Total Expenses, Net	1,540,422

Net Investment Income/(Loss)	2,000,754

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	14,486,941

Net change in unrealized appreciation/(depreciation) on investments	(26,639,030)

Net Loss on Investments	(12,152,089)

Net Decrease in Net Assets Resulting From Operations	$(10,151,335)

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Year Ended 12/31/21

Operations

Net investment income/(loss)	$2,000,754	$1,630,004

Net realized gain/(loss) from investments	14,486,941	28,669,647

Net change in unrealized appreciation/(depreciation) on investments	(26,639,030)	20,014,926

Net Increase/(Decrease) in Net Assets Resulting from Operations	(10,151,335)	50,314,577

Capital Share Transactions

Proceeds from sales of shares	4,514,934	5,725,079

Cost of shares redeemed	(44,921,721)	(60,596,992)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(40,406,787)	(54,871,913)

Net Decrease in Net Assets	(50,558,122)	(4,557,336)

Net Assets

Beginning of year	193,597,602	198,154,938

End of year	$143,039,480	$193,597,602

Other Information:

Shares

Sold	252,969	316,785

Redeemed	(2,479,604)	(3,477,235)

Net Decrease	(2,226,635)	(3,160,450)

8	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

9

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$19.17	$0.23	$(1.23)	$(1.00)	$18.17	(5.22)%

Year Ended 12/31/21	14.95	0.14	4.08	4.22	19.17	28.23%

Year Ended 12/31/20	14.64	0.15	0.16	0.31	14.95	2.12%

Year Ended 12/31/19	11.81	0.14	2.69	2.83	14.64	23.96%

Year Ended 12/31/18	12.85	0.12	(1.16)	(1.04)	11.81	(8.09)%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$143,039	0.96%	0.99%	1.25%	1.22%	39%

193,598	0.97%	0.98%	0.82%	0.81%	26%

198,155	1.01%	1.03%	1.17%	1.15%	36%

187,172	1.01%	1.04%	1.01%	0.98%	36%

164,861	1.01%	1.08%	0.94%	0.87%	58%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Growth & Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2022, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/

discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% up to $100 million, 0.60% from $100 to $300 million, 0.55% from $300 to $500 million, and 0.53% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.96% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue waived fees and/or paid Fund expenses in the amount of $49,040.

Park Avenue has entered into a Sub-Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $401,152 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $61,008,969 and $98,855,139, respectively, for the year ended December 31, 2022. During the year ended December 31, 2022, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Growth & Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Growth & Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019–2022); Vice President and Associate General Counsel, MetLife, Inc. (2010–2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

21

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8169

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian All Cap Core VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian All Cap Core VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN ALL CAP CORE VIP FUND

FUND COMMENTARY OF MASSACHUSETTS FINANCIAL SERVICES COMPANY, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian All Cap Core VIP Fund (the “Fund”) provided a total return of -17.54% for the 12 months ended December 31, 2022, outperforming its benchmark, the Russell 3000® Index[1] (the “Index”). The Fund’s outperformance relative to the Index was driven by stock selection in the capital goods, health care, and technology sectors. There were no detractors at the sector level.

•	The Index returned -19.21% for the same period.

Market Overview

During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent COVID-19 flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.

The ripple effects from the Russian invasion further complicated the mission that central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so we expect that policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation during the reporting period, although investors appeared to have expected varying degrees of action from the central banks. The U.S. Federal Reserve (the “Fed”) has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its interest rate hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its yield curve control policy in December 2022, capping the yield on its 10-year bond at 0.50%, up from 0.25%, an action that investors interpreted as a first step toward monetary policy normalization.

Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased during the period over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID-19 restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop during the period.

Portfolio Review

Security selection in the capital goods, health care and technology sectors contributed to performance relative to the Index. The Fund’s modest underweight in the financials sector and overweight in the telecommunications and technology sectors slightly detracted from the Fund’s performance.

Outlook

With investors anticipating the slowing of interest rate hikes by the Fed, attention now shifts to the risk of a recession and the potential impact on margins and earnings. With 425 basis points of Fed interest rate increases in 2022 (the fastest pace of tightening since the inflation of the 1970’s), we believe this will have some impact on the economy in 2023. Earnings estimates for 2023 have been coming down as the risk of recession has increased. In our view, a recession would likely bring another round of downward earnings revisions that would likely weigh on the market. Our active approach, focused on seeking investments in durable, high-quality franchises, which we believe often have more earnings stability, combined with a valuation discipline, should serve the strategy well moving forward.

[1]

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 97% of the investable US equity market. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN ALL CAP CORE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $159,185,153

Sector Allocation[1] As of December 31, 2022

Top Ten Holdings[2] As of December 31, 2022

Holding	% of Total Net Assets
Apple, Inc.	5.67%
Microsoft Corp.	5.66%
Alphabet, Inc., Class A	3.12%
Amazon.com, Inc.	2.35%
Exxon Mobil Corp.	2.29%
Visa, Inc., Class A	1.73%
JPMorgan Chase & Co.	1.62%
Johnson & Johnson	1.57%
Cigna Corp.	1.53%
Home Depot, Inc.	1.33%
Total	26.87%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN ALL CAP CORE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian All Cap Core VIP Fund	10/25/2021	-17.54%	—	—	-13.15%
Russell 3000® Index		-19.21%	—	—	-16.82%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian All Cap Core VIP Fund and the Russell 3000® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$1,021.70	$3.97	0.78%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97	0.78%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN ALL CAP CORE VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 99.1%

Aerospace & Defense – 2.0%

Curtiss-Wright Corp.	2,311	$385,914

General Dynamics Corp.	2,143	531,700

Howmet Aerospace, Inc.	15,661	617,200

Northrop Grumman Corp.	842	459,403

Raytheon Technologies Corp.	11,816	1,192,471

		3,186,688
Auto Components – 0.5%

Aptiv PLC(1)	8,850	824,201

		824,201
Banks – 4.1%

First Interstate BancSystem, Inc., Class A	7,625	294,706

First Republic Bank	2,412	293,999

JPMorgan Chase & Co.	19,306	2,588,935

M&T Bank Corp.	5,743	833,080

PNC Financial Services Group, Inc.	4,931	778,802

Regions Financial Corp.	16,278	350,954

SVB Financial Group(1)	587	135,092

United Community Banks, Inc.	7,158	241,940

Wells Fargo & Co.	23,350	964,121

		6,481,629
Beverages – 1.9%

Coca-Cola Co.	4,812	306,091

Coca-Cola Europacific Partners PLC	6,485	358,750

Constellation Brands, Inc., Class A	2,474	573,350

PepsiCo, Inc.	9,472	1,711,212

		2,949,403
Biotechnology – 1.0%

Vertex Pharmaceuticals, Inc.(1)	5,278	1,524,181

		1,524,181
Building Products – 1.0%

AZEK Co., Inc.(1)	14,406	292,730

Johnson Controls International PLC	14,437	923,968

Masco Corp.	8,470	395,295

		1,611,993
Capital Markets – 3.3%

Charles Schwab Corp.	12,191	1,015,023

CME Group, Inc.	3,325	559,132

Invesco Ltd.	2,922	52,567

KKR & Co., Inc.	5,953	276,338

LPL Financial Holdings, Inc.	811	175,314

Moody’s Corp.	2,521	702,401

Morgan Stanley	14,186	1,206,094

Northern Trust Corp.	2,614	231,313

Raymond James Financial, Inc.	9,057	967,740

		5,185,922
Chemicals – 2.2%

Air Products and Chemicals, Inc.	1,785	550,244

Axalta Coating Systems Ltd.(1)	12,588	320,616

Chemours Co.	5,537	169,543

December 31, 2022	Shares	Value
Chemicals (continued)

Diversey Holdings Ltd.(1)	48,001	$204,484

DuPont de Nemours, Inc.	7,286	500,038

Element Solutions, Inc.	16,152	293,805

International Flavors & Fragrances, Inc.	3,252	340,940

Linde PLC	2,136	696,721

Sherwin-Williams Co.	1,830	434,314

		3,510,705

Commercial Services & Supplies – 0.5%

GFL Environmental, Inc.	27,410	801,194

		801,194
Communications Equipment – 0.3%

Motorola Solutions, Inc.	1,895	488,360

		488,360
Construction & Engineering – 0.1%

API Group Corp.(1)	11,063	208,095

		208,095
Construction Materials – 0.3%

Vulcan Materials Co.	2,379	416,587

		416,587
Consumer Finance – 0.2%

SLM Corp.	19,817	328,962

		328,962
Containers & Packaging – 0.2%

Ball Corp.	4,818	246,393

		246,393
Distributors – 0.7%

Funko, Inc., Class A(1)	19,747	215,440

LKQ Corp.	17,720	946,425

		1,161,865
Diversified Consumer Services – 0.3%

Bright Horizons Family Solutions, Inc.(1)	4,767	300,798

Grand Canyon Education, Inc.(1)	2,120	223,999

		524,797
Diversified Financial Services – 0.3%

Voya Financial, Inc.	8,023	493,334

		493,334
Electric Utilities – 2.6%

American Electric Power Co., Inc.	3,017	286,464

Constellation Energy Corp.	2,939	253,371

Duke Energy Corp.	4,985	513,405

Evergy, Inc.	2,642	166,261

Exelon Corp.	8,818	381,202

NextEra Energy, Inc.	12,658	1,058,209

PG&E Corp.(1)	40,714	662,010

PPL Corp.	6,504	190,047

Xcel Energy, Inc.	8,558	600,001

		4,110,970
Electrical Equipment – 2.2%

AMETEK, Inc.	6,941	969,796

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN ALL CAP CORE VIP FUND

December 31, 2022	Shares	Value
Electrical Equipment (continued)

Eaton Corp. PLC	6,245	$980,153

Generac Holdings, Inc.(1)	595	59,893

Regal Rexnord Corp.	5,529	663,369

Sensata Technologies Holding PLC	20,708	836,189

		3,509,400
Electronic Equipment, Instruments & Components – 0.5%

Amphenol Corp., Class A	4,539	345,599

TE Connectivity Ltd.	1,491	171,167

Zebra Technologies Corp., Class A(1)	1,344	344,615

		861,381

Energy Equipment & Services – 0.7%

Cactus, Inc., Class A	8,919	448,269

Schlumberger Ltd.	10,994	587,739

		1,036,008
Entertainment – 1.4%

Electronic Arts, Inc.	6,065	741,022

Take-Two Interactive Software, Inc.(1)	2,522	262,616

Walt Disney Co.(1)	10,239	889,564

Warner Bros Discovery, Inc.(1)	24,959	236,611

Warner Music Group Corp., Class A	4,492	157,310

		2,287,123
Equity Real Estate Investment Trusts (REITs) – 2.9%

AvalonBay Communities, Inc.	3,024	488,436

Broadstone Net Lease, Inc.	28,512	462,180

Empire State Realty Trust, Inc., Class A	41,414	279,130

Equinix, Inc.	817	535,159

Extra Space Storage, Inc.	3,404	501,001

Rayonier, Inc.	19,732	650,367

SBA Communications Corp.	2,842	796,641

STORE Capital Corp.	15,033	481,958

Sun Communities, Inc.	2,893	413,699

		4,608,571
Food Products – 1.3%

Archer-Daniels-Midland Co.	6,040	560,814

J.M. Smucker Co.	1,978	313,434

Mondelez International, Inc., Class A	16,974	1,131,317

Oatly Group AB, ADR(1)	69,095	120,225

		2,125,790
Health Care Equipment & Supplies – 4.0%

Align Technology, Inc.(1)	518	109,246

Becton Dickinson and Co.	5,051	1,284,469

Boston Scientific Corp.(1)	36,608	1,693,852

Envista Holdings Corp.(1)	9,736	327,811

IDEXX Laboratories, Inc.(1)	565	230,498

Medtronic PLC	17,026	1,323,261

QuidelOrtho Corp.(1)	8,710	746,186

STERIS PLC	3,631	670,609

		6,385,932
Health Care Providers & Services – 2.8%

Cigna Corp.	7,335	2,430,379

December 31, 2022	Shares	Value
Health Care Providers & Services (continued)

Humana, Inc.	1,782	$912,723

McKesson Corp.	2,871	1,076,969

		4,420,071
Hotels, Restaurants & Leisure – 2.4%

Booking Holdings, Inc.(1)	251	505,835

International Game Technology PLC	13,495	306,067

Las Vegas Sands Corp.(1)	2,432	116,906

Marriott International, Inc., Class A	2,862	426,123

Starbucks Corp.	17,141	1,700,387

Wendy’s Co.	36,974	836,722

		3,892,040
Household Products – 1.3%

Colgate-Palmolive Co.	9,112	717,935

Kimberly-Clark Corp.	4,299	583,589

Procter & Gamble Co.	5,486	831,458

		2,132,982
Industrial Conglomerates – 0.7%

Honeywell International, Inc.	5,176	1,109,217

		1,109,217
Insurance – 3.8%

Aon PLC, Class A	5,262	1,579,337

Arthur J Gallagher & Co.	4,933	930,068

Assurant, Inc.	2,008	251,120

Chubb Ltd.	5,258	1,159,915

Hartford Financial Services Group, Inc.	7,129	540,592

MetLife, Inc.	7,329	530,400

Reinsurance Group of America, Inc.	2,235	317,571

Willis Towers Watson PLC	2,671	653,273

		5,962,276
Interactive Media & Services – 3.1%

Alphabet, Inc., Class A(1)	56,303	4,967,614

		4,967,614
Internet & Direct Marketing Retail – 2.4%

Amazon.com, Inc.(1)	44,472	3,735,648

Vivid Seats, Inc., Class A(1)	20,429	149,132

		3,884,780
IT Services – 4.6%

Accenture PLC, Class A	5,064	1,351,278

Amdocs Ltd.	9,034	821,191

Block, Inc.(1)	8,601	540,487

Fidelity National Information Services, Inc.	7,432	504,261

Gartner, Inc.(1)	776	260,845

Paya Holdings, Inc.(1)	50,314	395,971

PayPal Holdings, Inc.(1)	6,729	479,239

Thoughtworks Holding, Inc.(1)	19,096	194,588

Visa, Inc., Class A	13,244	2,751,573

		7,299,433
Life Sciences Tools & Services – 1.6%

Agilent Technologies, Inc.	4,136	618,952

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN ALL CAP CORE VIP FUND

December 31, 2022	Shares	Value
Life Sciences Tools & Services (continued)

ICON PLC(1)	4,799	$932,206

Maravai LifeSciences Holdings, Inc., Class A(1)	59,553	852,204

Oxford Nanopore Technologies PLC (United Kingdom)(1)	27,924	83,338

		2,486,700
Machinery – 1.8%

Dover Corp.	3,743	506,840

Flowserve Corp.	14,105	432,741

Ingersoll Rand, Inc.	15,315	800,209

PACCAR, Inc.	5,147	509,398

Westinghouse Air Brake Technologies Corp.	5,595	558,437

		2,807,625
Media – 1.0%

Altice USA, Inc., Class A(1)	24,861	114,360

Cable One, Inc.	709	504,709

Liberty Broadband Corp., Class C(1)	8,060	614,736

Omnicom Group, Inc.	3,782	308,498

		1,542,303
Multi-Utilities – 0.7%

CenterPoint Energy, Inc.	20,041	601,030

Dominion Energy, Inc.	3,235	198,370

Sempra Energy	1,975	305,216

		1,104,616
Multiline Retail – 1.6%

Dollar General Corp.	4,283	1,054,689

Dollar Tree, Inc.(1)	4,328	612,152

Target Corp.	6,109	910,485

		2,577,326
Oil, Gas & Consumable Fuels – 4.5%

Cheniere Energy, Inc.	2,541	381,048

ConocoPhillips	9,985	1,178,230

Diamondback Energy, Inc.	5,307	725,891

Exxon Mobil Corp.	33,047	3,645,084

Hess Corp.	3,725	528,280

Valero Energy Corp.	5,614	712,192

		7,170,725
Pharmaceuticals – 6.4%

Eli Lilly and Co.	4,790	1,752,374

Johnson & Johnson	14,129	2,495,888

Merck & Co., Inc.	17,653	1,958,600

Organon & Co.	19,754	551,729

Pfizer, Inc.	41,203	2,111,242

Zoetis, Inc.	8,687	1,273,080

		10,142,913
Professional Services – 0.8%

Clarivate PLC(1)	52,314	436,299

Dun & Bradstreet Holdings, Inc.	15,366	188,387

Equifax, Inc.	899	174,730

December 31, 2022	Shares	Value
Professional Services (continued)

Jacobs Solutions, Inc.	2,418	$290,329

Leidos Holdings, Inc.	2,365	248,774

		1,338,519
Real Estate Management & Development – 0.1%

Jones Lang LaSalle, Inc.(1)	1,408	224,393

		224,393
Road & Rail – 1.3%

Canadian Pacific Railway Ltd.	13,457	1,003,758

CSX Corp.	18,506	573,316

Saia, Inc.(1)	2,024	424,392

		2,001,466
Semiconductors & Semiconductor Equipment – 4.5%

Advanced Micro Devices, Inc.(1)	7,495	485,451

Analog Devices, Inc.	5,181	849,839

Applied Materials, Inc.	9,141	890,151

Broadcom, Inc.	2,964	1,657,261

Enphase Energy, Inc.(1)	1,377	364,850

Lam Research Corp.	1,656	696,017

Marvell Technology, Inc.	5,957	220,647

Monolithic Power Systems, Inc.	1,004	355,025

NXP Semiconductors NV	4,772	754,119

Texas Instruments, Inc.	5,223	862,944

		7,136,304
Software – 9.7%

Adobe, Inc.(1)	3,213	1,081,271

Atlassian Corp., Class A(1)	3,968	510,602

Black Knight, Inc.(1)	4,736	292,448

Cadence Design Systems, Inc.(1)	4,860	780,710

Check Point Software Technologies Ltd.(1)	1,931	243,615

Elastic NV(1)	2,983	153,625

Five9, Inc.(1)	2,366	160,557

Intuit, Inc.	1,636	636,764

Microsoft Corp.	37,600	9,017,232

Nice Ltd., ADR(1)	2,315	445,174

Rapid7, Inc.(1)	4,955	168,371

Salesforce, Inc.(1)	6,702	888,618

ServiceNow, Inc.(1)	2,785	1,081,332

		15,460,319
Specialty Retail – 1.8%

Home Depot, Inc.	6,697	2,115,314

Ross Stores, Inc.	6,938	805,294

		2,920,608
Technology Hardware, Storage & Peripherals – 5.7%

Apple, Inc.	69,492	9,029,096

		9,029,096
Textiles, Apparel & Luxury Goods – 0.7%

Lululemon Athletica, Inc.(1)	1,401	448,853

NIKE, Inc., Class B	3,327	389,292

On Holding AG, Class A(1)	8,856	151,969

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN ALL CAP CORE VIP FUND

December 31, 2022	Shares	Value
Textiles, Apparel & Luxury Goods (continued)

Skechers USA, Inc., Class A(1)	4,493	$188,481

		1,178,595
Tobacco – 0.5%

Philip Morris International, Inc.	7,409	749,865

		749,865
Trading Companies & Distributors – 0.1%

Univar Solutions, Inc.(1)	6,312	200,722

		200,722
Wireless Telecommunication Services – 0.7%

T-Mobile US, Inc.(1)	8,302	1,162,280

		1,162,280

Total Common Stocks (Cost $166,071,637)		157,772,272

	Principal Amount	Value
Short–Term Investments – 0.9%

Repurchase Agreements – 0.9%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $1,376,395, due 1/3/2023(2)	$1,376,199	1,376,199

Total Repurchase Agreements (Cost $1,376,199)		1,376,199

Total Investments – 100.0% (Cost $167,447,836)		159,148,471

Assets in excess of other liabilities – 0.0%		36,682

Total Net Assets – 100.0%		$159,185,153

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$1,921,900	$1,403,781

Legend:

ADR — American Depositary Receipt

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$157,688,934	$83,338	*	$—	$157,772,272
Repurchase Agreements	—	1,376,199		—	1,376,199
Total	$157,688,934	$1,459,537		$—	$159,148,471

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN ALL CAP CORE VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$159,148,471

Receivable for investments sold	316,210

Dividends/interest receivable	177,022

Reimbursement receivable from adviser	12,170

Prepaid expenses	5,536

Total Assets	159,659,409

Liabilities

Payable for investments purchased	306,824

Investment advisory fees payable	60,715

Distribution fees payable	34,497

Accrued audit fees	20,476

Payable for fund shares redeemed	17,612

Accrued custodian and accounting fees	13,891

Accrued trustees’ and officers’ fees	447

Accrued expenses and other liabilities	19,794

Total Liabilities	474,256

Total Net Assets	$159,185,153

Net Assets Consist of:

Paid-in capital	$170,950,054

Distributable loss	(11,764,901)

Total Net Assets	$159,185,153

Investments, at Cost	$167,447,836

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	18,811,639

Net Asset Value Per Share	$8.46

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$1,879,005

Interest	3,928

Withholding taxes on foreign dividends	(3,602)

Total Investment Income	1,879,331

Expenses

Investment advisory fees	531,573

Distribution fees	302,030

Custodian and accounting fees	61,731

Professional fees	47,768

Administrative fees	28,799

Trustees’ and officers’ fees	27,890

Transfer agent fees	15,177

Shareholder reports	9,581

Other expenses	6,823

Total Expenses	1,031,372

Less: Fees waived	(89,039)

Total Expenses, Net	942,333

Net Investment Income/(Loss)	936,998

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	(4,450,231)

Net realized gain/(loss) from foreign currency transactions	143

Net change in unrealized appreciation/(depreciation) on investments	(9,057,090)

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(3)

Net Loss on Investments and Foreign Currency Transactions	(13,507,181)

Net Decrease in Net Assets Resulting From Operations	$(12,570,183)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN ALL CAP CORE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Period Ended 12/31/21[1]

Operations

Net investment income/(loss)	$936,998	$38,444

Net realized gain/(loss) from investments and foreign currency transactions	(4,450,088)	9,109

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(9,057,093)	757,729

Net Increase/(Decrease) in Net Assets Resulting from Operations	(12,570,183)	805,282

Capital Share Transactions

Proceeds from sales of shares	152,852,067	31,742,905

Cost of shares redeemed	(12,466,797)	(1,178,121)

Net Increase in Net Assets Resulting from Capital Share Transactions	140,385,270	30,564,784

Net Increase in Net Assets	127,815,087	31,370,066

Net Assets

Beginning of period	31,370,066	—

End of period	$159,185,153	$31,370,066

Other Information:

Shares

Sold	17,198,613	3,174,247

Redeemed	(1,444,390)	(116,831)

Net Increase	15,754,223	3,057,416

[1]	Commenced operations on October 25, 2021.

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN ALL CAP CORE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$10.26	$0.07	$(1.87)	$(1.80)	$8.46	(17.54)%

Period Ended 12/31/21(4)	10.00	0.01	0.25	0.26	10.26	2.60%(5)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN ALL CAP CORE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$159,185	0.78%		0.85%		0.78%		0.71%		37%

31,370	0.38%	(5)	1.14%	(5)	1.06%	(5)	0.30%	(5)	7%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 25, 2021.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2021, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN ALL CAP CORE VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian All Cap Core VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 25, 2021. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN ALL CAP CORE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2022, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN ALL CAP CORE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.44% of the first $500 million, and 0.40% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.78% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue waived fees and/or paid Fund expenses in the amount of $89,039.

Park Avenue has entered into a Sub-Advisory Agreement with Massachusetts Financial Services Company (“MFS”). MFS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN ALL CAP CORE VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $302,030 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $182,019,956 and $41,857,611, respectively, for the year ended December 31, 2022. During the year ended December 31, 2022, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN ALL CAP CORE VIP FUND

day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian All Cap Core VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian All Cap Core VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2022 and for the period October 25, 2021 (commencement of operations) through December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year ended December 31, 2022, and the changes in its net assets and the financial highlights for the year ended December 31, 2022 and for the period October 25, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008– 2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015– 2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019–2022); Vice President and Associate General Counsel, MetLife, Inc. (2010–2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at
http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11407

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Balanced Allocation VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Balanced Allocation VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN BALANCED ALLOCATION VIP FUND

FUND COMMENTARY OF WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Balanced Allocation VIP Fund (the “Fund”) returned -5.40% for the period from the Fund’s inception[1] through December 31, 2022, underperforming the -5.20% return of the blended index, which consists of the Standard & Poor’s 500® Index and the Bloomberg US Aggregate Bond Index, weighted 65%/35%, respectively[2] (the “Blended Index”) for the same period.

•	The Fund’s performance is also compared to the Standard & Poor’s 500® Index[3] (the “S&P 500 Index”), which returned -6.49% for the period, and the Bloomberg US Aggregate Bond Index[4] (the “Bond Index”), which returned -3.30% during the period.

•	In the Fund’s equity allocation, strong performance in the consumer discretionary, consumer staples, and health care sectors outweighed negative performance in the communication services and information technology sectors. In the Fund’s fixed income allocation, positioning within investment-grade credit was the primary driver of relative underperformance, largely related to industrials (technology and consumer non-cyclical issuers) and financials (banking issuers).

Market Overview

U.S. equities, as measured by the S&P 500 Index, posted negative results over the period from the Fund’s inception on May 2, 2022, to December 31, 2022. During the period, U.S. equities declined amid surging inflation, tighter financial conditions, and moderating economic activity, which increased the probability of a recession. Surging prices for food and energy pushed consumer inflation to its highest level in more than four decades. In December, the U.S. Federal Reserve (the “Fed”) raised interest rates by 50 basis points (“bps”), ending a streak of four consecutive interest rate hikes of 75 bps during the period. Greater optimism that the Fed would begin to scale back its aggressive pace of interest rate hikes helped to fuel a sharp rebound in stocks in October and November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic headwinds, and downside earnings risks anticipated in the coming quarters.

U.S. fixed income, as measured by the Bond Index, posted negative total returns over the period. During the second quarter of 2022, fixed income sectors experienced sharply negative returns during the three months. In the third quarter of 2022, fixed income sectors continued the negative trend due to concerns about persistent inflation and ongoing global monetary policy tightening, which contributed to escalating volatility, leading to government interventions in the United Kingdom and Japan. During the fourth quarter of 2022, fixed income sectors recouped a portion of their losses from earlier in the year, as most developed market sovereign yields stabilized at higher levels and spreads generally tightened. Despite persistent hawkish rhetoric from most developed market central banks, below-consensus inflation data led to hopes that most economies may have seen peak inflation.

Portfolio Review

The equity portion of the Fund’s portfolio outperformed the S&P 500 Index during the period, but absolute performance was negative as U.S. markets continued to struggle. From a relative-performance perspective, strong performance in the consumer discretionary, consumer staples, and health care sectors outweighed negative performance in the communication services and information technology sectors.

The fixed income portion of the Fund’s portfolio posted negative total returns and underperformed the Bond Index during the period. Positioning within investment-grade bonds was the primary driver of relative underperformance, largely related to the industrials (technology and consumer non-cyclical issuers), and financials (banking issuers) sectors. Lack of exposure to sovereign issuers modestly detracted from the Fund’s relative performance, while an overweight to the utilities sector had a positive impact on relative performance.

The Fund’s securitized exposure benefitted its performance relative to the Bond Index as positive results from an underweight to agency mortgage-backed securities offset negative effects from allocations to non-agency residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities. The duration/yield curve positioning5 of the Fund’s fixed income investments detracted from relative performance.

Outlook

In terms of the equity market outlook, while there are unique challenges within each geographic region, persistent inflation, tight monetary policy, and recession risk underlie our 2023 global equity investment outlook.

Focus, collaboration, and a long-term investment orientation allow our Global Industry Analysts to evaluate companies’ exposure to long-term trends and

1

GUARDIAN BALANCED ALLOCATION VIP FUND

take advantage of valuation opportunities as they arise amid short-term volatility. With an equity portfolio featuring broad sector exposure and risk centered on idiosyncratic stock decisions, we believe that we can identify winners and losers across sectors.

With respect to the Fund’s fixed income investments, we maintain a modestly defensive stance as market volatility has remained elevated due to sustained inflation pressures, the Fed’s engagement in an aggressive tightening agenda, continued COVID-19 impacts, and ongoing geopolitical risks.

While we believe the substantially higher interest rate environment and growing growth concerns are likely to provide support for fixed income assets and greater downside protection going forward, we maintained a modest short duration position at year end given recent interest rate volatility. We also reduced exposure to more cyclical issuers that we believe will have difficulty generating positive free cash flow in a recessionary environment and to issuers operating with more levered balance sheets that we believe may be impacted by higher borrowing costs.

We continue to be disciplined in our investment process and remain focused on long term investing, which allows us to create a balanced portfolio that we believe has the potential to perform well in a variety of environments.

[1]	Fund inception date: May 2, 2022.

[2]	The Fund’s performance is compared to the Blended Index, 65% of which is the S&P 500 Index and 35% of which is the Bond Index. Unlike the Fund, the Blended Index does not incur fees or expenses.

[3]

The S&P 500 Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

[4]

The Bond Index is an index of U.S. dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Bond Index, and, unlike the Fund, the Bond Index does not incur fees or expenses.

[5]

Duration is a measure of a bond price’s sensitivity to changes in interest rates. Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates.

2

GUARDIAN BALANCED ALLOCATION VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $214,197,246

Portfolio Composition[1] As of December 31, 2022

3

GUARDIAN BALANCED ALLOCATION VIP FUND

Sector Allocation[1] As of December 31, 2022

Equity Sector[2,3]

Bond Sector[3]

4

GUARDIAN BALANCED ALLOCATION VIP FUND

Top Ten Holdings[1] As of December 31, 2022

Holding	% of Total Net Assets
Microsoft Corp.	3.94%
U.S. Treasury Note, 2.750% due 4/30/2027	3.10%
U.S. Treasury Note, 2.625% due 4/15/2025	2.39%
U.S. Treasury Note, 2.500% due 4/30/2024	2.26%
Amazon.com, Inc.	2.09%
Alphabet, Inc., Class A	2.04%
Apple, Inc.	1.82%
U.S. Treasury Bond, 2.375% due 2/15/2042	1.79%
Performance Food Group Co.	1.63%
Charles Schwab Corp.	1.29%
Total	22.35%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[3]	A sector may comprise several industries.

5

GUARDIAN BALANCED ALLOCATION VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Balanced Allocation VIP Fund	5/2/2022	—	—	—	-5.40%
Standard & Poor’s 500® (65%)/Bloomberg US Aggregate Bond Index (35%)		—	—	—	-5.20%
Standard & Poor’s 500® Index		—	—	—	-6.49%
Bloomberg US Aggregate Bond Index		—	—	—	-3.30%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$1,004.20	$4.45	0.88%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.77	$4.48	0.88%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 63.4%

Aerospace & Defense – 1.6%

Boeing Co.(1)	3,390	$645,761

General Dynamics Corp.	3,131	776,832

Lockheed Martin Corp.	1,716	834,817

Raytheon Technologies Corp.	12,126	1,223,756

		3,481,166
Air Freight & Logistics – 0.1%

FedEx Corp.	676	117,083

		117,083
Airlines – 0.2%

JetBlue Airways Corp.(1)	50,097	324,629

Southwest Airlines Co.(1)	2,662	89,629

		414,258
Automobiles – 0.2%

Ford Motor Co.	17,629	205,025

Tesla, Inc.(1)	2,336	287,749

		492,774
Banks – 0.2%

JPMorgan Chase & Co.	3,658	490,538

		490,538
Beverages – 1.4%

Constellation Brands, Inc., Class A	8,410	1,949,018

Monster Beverage Corp.(1)	10,383	1,054,186

		3,003,204
Biotechnology – 1.3%

Alkermes PLC(1)	3,509	91,690

Alnylam Pharmaceuticals, Inc.(1)	644	153,047

Apellis Pharmaceuticals, Inc.(1)	823	42,557

Ascendis Pharma A/S, ADR(1)	553	67,538

Biogen, Inc.(1)	1,070	296,304

Blueprint Medicines Corp.(1)	438	19,189

Celldex Therapeutics, Inc.(1)	1,476	65,785

Genmab A/S, ADR(1)	2,701	114,468

Horizon Therapeutics PLC(1)	699	79,546

Incyte Corp.(1)	1,053	84,577

Karuna Therapeutics, Inc.(1)	993	195,125

Moderna, Inc.(1)	998	179,261

PTC Therapeutics, Inc.(1)	1,179	45,002

Regeneron Pharmaceuticals, Inc.(1)	651	469,690

REVOLUTION Medicines, Inc.(1)	1,830	43,591

Sarepta Therapeutics, Inc.(1)	492	63,753

Seagen, Inc.(1)	1,048	134,679

Syndax Pharmaceuticals, Inc.(1)	1,308	33,289

United Therapeutics Corp.(1)	337	93,716

Vertex Pharmaceuticals, Inc.(1)	1,923	555,324

		2,828,131
Building Products – 0.5%

AZEK Co., Inc.(1)	5,774	117,328

Builders FirstSource, Inc.(1)	6,557	425,418

Fortune Brands Innovations, Inc.	4,684	267,503

Johnson Controls International PLC	4,635	296,640

December 31, 2022	Shares	Value
Building Products (continued)

Masterbrand, Inc.(1)	4,684	$35,364

		1,142,253
Capital Markets – 4.3%

Ares Management Corp., Class A	24,052	1,646,119

BlackRock, Inc.	1,313	930,431

Charles Schwab Corp.	33,102	2,756,072

Goldman Sachs Group, Inc.	4,037	1,386,225

Morgan Stanley	8,154	693,253

MSCI, Inc.	2,388	1,110,826

Tradeweb Markets, Inc., Class A	10,534	683,973

		9,206,899
Chemicals – 1.8%

Cabot Corp.	7,201	481,315

Celanese Corp.	4,004	409,369

FMC Corp.	6,601	823,805

Ingevity Corp.(1)	2,802	197,373

Linde PLC	3,622	1,181,424

Livent Corp.(1)	7,140	141,872

PPG Industries, Inc.	5,437	683,648

		3,918,806
Commercial Services & Supplies – 0.3%

Aurora Innovation, Inc.(1)	19,829	23,993

Clean Harbors, Inc.(1)	2,302	262,704

Waste Connections, Inc.	2,607	345,584

		632,281
Communications Equipment – 0.1%

Arista Networks, Inc.(1)	1,237	150,110

		150,110
Construction & Engineering – 0.3%

Fluor Corp.(1)	15,356	532,239

		532,239
Containers & Packaging – 0.1%

Ball Corp.	3,631	185,689

		185,689
Diversified Financial Services – 0.2%

Equitable Holdings, Inc.	16,288	467,466

		467,466
Diversified Telecommunication Services – 0.4%

AT&T, Inc.	50,035	921,144

		921,144
Electric Utilities – 2.0%

Duke Energy Corp.	12,833	1,321,670

Edison International	14,824	943,103

Exelon Corp.	21,783	941,679

FirstEnergy Corp.	25,220	1,057,727

		4,264,179
Electrical Equipment – 0.2%

AMETEK, Inc.	2,247	313,951

Emerson Electric Co.	1,059	101,727

		415,678

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

December 31, 2022	Shares	Value
Energy Equipment & Services – 0.4%

Schlumberger Ltd.	15,459	$826,438

		826,438
Entertainment – 0.6%

Electronic Arts, Inc.	2,036	248,758

Walt Disney Co.(1)	12,919	1,122,403

		1,371,161
Equity Real Estate Investment Trusts (REITs) – 1.3%

Kimco Realty Corp.	27,250	577,155

Rexford Industrial Realty, Inc.	6,199	338,713

Ryman Hospitality Properties, Inc.	7,392	604,518

Sun Communities, Inc.	3,490	499,070

Welltower, Inc.	9,992	654,976

		2,674,432
Food & Staples Retailing – 2.2%

Performance Food Group Co.(1)	59,938	3,499,780

Sysco Corp.	15,135	1,157,071

		4,656,851
Food Products – 1.3%

Archer-Daniels-Midland Co.	9,011	836,671

Hershey Co.	6,064	1,404,241

Kellogg Co.	7,552	538,004

		2,778,916
Health Care Equipment & Supplies – 1.8%

Abbott Laboratories	5,205	571,457

Baxter International, Inc.	7,606	387,678

Boston Scientific Corp.(1)	17,293	800,147

Dexcom, Inc.(1)	3,850	435,974

Edwards Lifesciences Corp.(1)	8,233	614,264

Insulet Corp.(1)	1,117	328,834

Stryker Corp.	3,168	774,544

		3,912,898
Health Care Providers & Services – 2.8%

agilon health, Inc.(1)	33,129	534,702

Centene Corp.(1)	13,647	1,119,190

Elevance Health, Inc.	1,769	907,444

HCA Healthcare, Inc.	3,983	955,761

Humana, Inc.	1,782	912,723

Laboratory Corp. of America Holdings	373	87,834

McKesson Corp.	1,307	490,282

Molina Healthcare, Inc.(1)	840	277,385

UnitedHealth Group, Inc.	1,363	722,635

		6,007,956
Hotels, Restaurants & Leisure – 1.2%

Airbnb, Inc., Class A(1)	16,155	1,381,252

Hyatt Hotels Corp., Class A(1)	5,369	485,626

Starbucks Corp.	7,128	707,098

		2,573,976
Household Durables – 0.1%

D.R. Horton, Inc.	642	57,228

Lennar Corp., Class A	2,056	186,068

		243,296

December 31, 2022	Shares	Value
Independent Power and Renewable Electricity Producers – 0.4%

AES Corp.	28,340	$815,058

		815,058
Industrial Conglomerates – 0.5%

Honeywell International, Inc.	4,911	1,052,427

		1,052,427
Insurance – 2.1%

American International Group, Inc.	11,752	743,197

Arch Capital Group Ltd.(1)	8,573	538,213

Assured Guaranty Ltd.	6,828	425,111

Chubb Ltd.	4,134	911,961

Marsh & McLennan Cos., Inc.	5,869	971,202

MetLife, Inc.	6,803	492,333

Trupanion, Inc.(1)	7,529	357,853

		4,439,870
Interactive Media & Services – 3.5%

Alphabet, Inc., Class A(1)	49,550	4,371,796

Bumble, Inc., Class A(1)	25,270	531,934

Cargurus, Inc.(1)	33,089	463,577

Match Group, Inc.(1)	8,115	336,691

Meta Platforms, Inc., Class A(1)	14,531	1,748,661

		7,452,659
Internet & Direct Marketing Retail – 2.7%

Amazon.com, Inc.(1)	53,288	4,476,192

Etsy, Inc.(1)	11,417	1,367,528

		5,843,720
IT Services – 2.8%

Block, Inc.(1)	8,644	543,189

FleetCor Technologies, Inc.(1)	1,532	281,398

Genpact Ltd.	5,779	267,683

Global Payments, Inc.	7,385	733,478

GoDaddy, Inc., Class A(1)	7,476	559,354

Okta, Inc.(1)	788	53,844

PayPal Holdings, Inc.(1)	8,663	616,979

Snowflake, Inc., Class A(1)	431	61,866

VeriSign, Inc.(1)	7,128	1,464,377

Visa, Inc., Class A	4,097	851,193

WEX, Inc.(1)	2,982	488,004

		5,921,365
Life Sciences Tools & Services – 1.7%

Agilent Technologies, Inc.	5,864	877,548

Danaher Corp.	5,729	1,520,591

ICON PLC(1)	1,278	248,251

Illumina, Inc.(1)	2,091	422,800

Syneos Health, Inc.(1)	15,739	577,307

		3,646,497
Machinery – 1.2%

Caterpillar, Inc.	1,640	392,879

Flowserve Corp.	10,280	315,390

Fortive Corp.	3,814	245,050

Ingersoll Rand, Inc.	5,444	284,449

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

December 31, 2022	Shares	Value
Machinery (continued)

Kennametal, Inc.	6,079	$146,261

Middleby Corp.(1)	2,277	304,890

PACCAR, Inc.	1,473	145,783

Westinghouse Air Brake Technologies Corp.	7,672	765,742

		2,600,444
Media – 0.8%

Charter Communications, Inc., Class A(1)	593	201,086

New York Times Co., Class A	10,220	331,741

Omnicom Group, Inc.	14,082	1,148,669

		1,681,496
Oil, Gas & Consumable Fuels – 3.4%

BP PLC, ADR	59,426	2,075,750

ConocoPhillips	14,210	1,676,780

Diamondback Energy, Inc.	1,757	240,323

EOG Resources, Inc.	3,800	492,176

Marathon Petroleum Corp.	6,806	792,150

Shell PLC, ADR	33,337	1,898,542

		7,175,721
Pharmaceuticals – 4.4%

Aclaris Therapeutics, Inc.(1)	2,542	40,036

AstraZeneca PLC, ADR	15,243	1,033,475

Bristol Myers Squibb Co.	4,417	317,803

Elanco Animal Health, Inc.(1)	14,667	179,231

Eli Lilly and Co.	7,024	2,569,660

GSK PLC, ADR	10,221	359,166

Intra-Cellular Therapies, Inc.(1)	2,493	131,930

Merck & Co., Inc.	16,348	1,813,811

Novartis AG, ADR	5,723	519,191

Pfizer, Inc.	34,952	1,790,940

Royalty Pharma PLC, Class A	726	28,691

Zoetis, Inc.	4,132	605,545

		9,389,479
Professional Services – 0.2%

Science Applications International Corp.	2,658	294,852

TriNet Group, Inc.(1)	3,239	219,604

		514,456
Road & Rail – 0.2%

Knight-Swift Transportation Holdings, Inc.	9,530	499,467

		499,467
Semiconductors & Semiconductor Equipment – 2.4%

Advanced Micro Devices, Inc.(1)	11,407	738,831

Intel Corp.	12,180	321,917

KLA Corp.	1,597	602,117

Marvell Technology, Inc.	9,688	358,844

Micron Technology, Inc.	11,619	580,718

NVIDIA Corp.	2,470	360,966

ON Semiconductor Corp.(1)	9,617	599,812

Teradyne, Inc.	4,753	415,175

Texas Instruments, Inc.	7,328	1,210,732

		5,189,112

December 31, 2022	Shares	Value
Software – 5.4%

Adobe, Inc.(1)	947	$318,694

Ceridian HCM Holding, Inc.(1)	8,598	551,562

Guidewire Software, Inc.(1)	2,177	136,193

HashiCorp, Inc., Class A(1)	5,941	162,427

HubSpot, Inc.(1)	259	74,885

Microsoft Corp.	35,234	8,449,818

Palo Alto Networks, Inc.(1)	1,264	176,378

Qualtrics International, Inc., Class A(1)	6,962	72,266

Rapid7, Inc.(1)	908	30,854

Salesforce, Inc.(1)	5,809	770,215

SentinelOne, Inc., Class A(1)	2,692	39,276

ServiceNow, Inc.(1)	1,446	561,438

Workday, Inc., Class A(1)	1,626	272,079

		11,616,085
Specialty Retail – 0.9%

TJX Cos., Inc.	22,980	1,829,208

		1,829,208
Technology Hardware, Storage & Peripherals – 1.8%

Apple, Inc.	29,932	3,889,065

		3,889,065
Textiles, Apparel & Luxury Goods – 0.6%

NIKE, Inc., Class B	10,706	1,252,709

		1,252,709
Tobacco – 0.7%

Altria Group, Inc.	7,317	334,460

Philip Morris International, Inc.	12,175	1,232,232

		1,566,692
Trading Companies & Distributors – 0.2%

United Rentals, Inc.(1)	235	83,524

WESCO International, Inc.(1)	2,418	302,733

		386,257
Wireless Telecommunication Services – 0.6%

T-Mobile US, Inc.(1)	9,111	1,275,540

		1,275,540

Total Common Stocks (Cost $140,644,719)		135,747,149

	Principal Amount	Value
Agency Mortgage–Backed Securities – 9.9%

Federal Home Loan Mortgage Corp.
2.00%% due 5/1/2051	$1,433,850	1,172,431
2.00% due 4/1/2052	1,358,653	1,115,188
2.50% due 7/1/2041	406,135	353,702
2.50% due 2/1/2042	594,920	522,284
2.50% due 7/1/2051	1,321,904	1,131,198
3.00% due 10/1/2051	318,527	282,579
4.50% due 7/1/2052	737,272	710,415

Federal National Mortgage Association
2.00% due 2/1/2051	422,101	347,996
2.50% due 2/1/2041	71,439	62,216

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

	Principal Amount	Value
Agency Mortgage–Backed Securities (continued)
2.50% due 5/1/2051	$1,265,987	$1,077,869
3.50% due 4/1/2050	356,485	327,788
3.50% due 7/1/2051	572,486	526,223
4.50% due 8/1/2052	1,494,714	1,442,078

Freddie Mac Multifamily Structured Pass-Through Certificates
K150 A2 3.71% due 9/25/2032(2)(3)	78,000	73,117
K1522 A2 2.361% due 10/25/2036	500,000	384,678

Government National Mortgage Association
2.00% due 1/23/2053(4)	700,000	585,973
2.50% due 1/23/2053(4)	1,147,000	992,497
3.00% due 1/23/2053(4)	1,100,000	978,818
3.50% due 1/23/2053(4)	975,000	895,086
4.00% due 1/23/2053(4)	725,000	685,817
4.50% due 1/23/2053(4)	200,000	193,927

Uniform Mortgage-Backed Security
2.00% due 1/12/2053(4)	1,325,000	1,079,185
2.50% due 12/25/2051(4)	1,100,000	931,934
3.00% due 2/25/2052(4)	2,250,000	1,975,282
3.50% due 1/17/2038(4)	75,000	71,830
3.50% due 2/25/2049(4)	660,000	599,781
4.00% due 1/17/2038(4)	600,000	584,998
4.00% due 1/12/2053(4)	1,250,000	1,172,637
4.50% due 1/12/2053(4)	450,000	433,609
5.00% due 1/12/2053(4)	255,000	251,459
5.50% due 1/12/2053(4)	150,000	150,445

Total Agency Mortgage–Backed Securities (Cost $21,611,020)		21,113,040
Asset–Backed Securities – 0.2%

New Economy Assets Phase 1 Sponsor LLC 2021-1 A1 1.91% due 10/20/2061(5)	235,000	200,403

Vantage Data Centers Issuer LLC 2021-1A A2 2.165% due 10/15/2046(5)	200,000	171,620

Total Asset–Backed Securities (Cost $400,043)		372,023
Corporate Bonds & Notes – 8.9%
Aerospace & Defense – 0.2%

BAE Systems Holdings, Inc. 3.85% due 12/15/2025(5)	420,000	405,300

Raytheon Technologies Corp. 3.95% due 8/16/2025	88,000	86,048

		491,348
Agriculture – 0.4%

BAT Capital Corp. 3.557% due 8/15/2027	526,000	479,370

Philip Morris International, Inc. 5.125% due 11/17/2027	105,000	106,169
5.625% due 11/17/2029	65,000	66,256
5.75% due 11/17/2032	220,000	225,718

		877,513

	Principal Amount	Value
Airlines – 0.0%

United Airlines Pass-Through Trust 2016-1 AA 3.10% due 7/7/2028	$44,170	$39,049

		39,049
Auto Manufacturers – 0.1%

Hyundai Capital America 0.80% due 4/3/2023(5)	221,000	218,478

		218,478
Beverages – 0.2%

Anheuser-Busch InBev Worldwide, Inc. 4.375% due 4/15/2038	190,000	171,688

Diageo Capital PLC 2.375% due 10/24/2029	200,000	171,244

		342,932
Commercial Banks – 2.0%

Bank of America Corp. 1.734% (1.734% fixed rate until 7/22/2026; SOFR + 0.96% thereafter) due 7/22/2027(2)	256,000	224,645
2.299% (2.299% fixed rate until 7/21/2031; SOFR + 1.22% thereafter) due 7/21/2032(2)	185,000	142,679

Barclays PLC 2.894% (2.894% fixed rate until 11/24/2031; H15T1Y + 1.30% thereafter) due 11/24/2032(2)	212,000	162,034

BPCE SA 5.15% due 7/21/2024(5)	353,000	346,261

Citigroup, Inc. 3.50% due 5/15/2023	176,000	175,085

Credit Suisse Group AG 3.091% (3.091% fixed rate until 5/14/2031; SOFR + 1.73% thereafter) due 5/14/2032(2)(5)	267,000	185,821

Danske Bank A/S 1.621% (1.621% fixed rate until 9/11/2025; H15T1Y + 1.35% thereafter) due 9/11/2026(2)(5)	256,000	224,771

Goldman Sachs Group, Inc. 1.431% (1.431% fixed rate until 3/9/2026; SOFR + 0.80% thereafter) due 3/9/2027(2)	291,000	254,835
3.50% due 1/23/2025	500,000	484,030
5.70% due 11/1/2024	367,000	371,422

HSBC Holdings PLC 2.099% (2.099% fixed rate until 6/4/2025; SOFR + 1.93% thereafter) due 6/4/2026(2)	445,000	405,600

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

	Principal Amount	Value
Commercial Banks (continued)

Morgan Stanley
1.928% (1.928% fixed rate until 4/28/2031; SOFR + 1.02% thereafter) due 4/28/2032(2)	$123,000	$93,186
2.511% (2.511% fixed rate until 10/20/2031; SOFR + 1.20% thereafter) due 10/20/2032(2)	644,000	505,038
4.35% due 9/8/2026	268,000	260,815
5.297% (5.297% fixed rate until 4/20/2032; SOFR + 2.62% thereafter) due 4/20/2037(2)	181,000	165,662

PNC Financial Services Group, Inc. 3.90% due 4/29/2024	29,000	28,668

UBS Group AG 1.494% (1.494% fixed rate until 8/10/2026; H15T1Y + 0.85% thereafter) due 8/10/2027(2)(5)	226,000	194,597

Wells Fargo & Co. 3.00% due 2/19/2025	88,000	84,360

		4,309,509
Diversified Financial Services – 0.5%

Aviation Capital Group LLC 1.95% due 9/20/2026(5)	241,000	203,932

Capital One Financial Corp. 4.20% due 10/29/2025	62,000	60,002

Intercontinental Exchange, Inc. 4.00% due 9/15/2027	234,000	226,406
4.35% due 6/15/2029	685,000	663,957

		1,154,297
Electric – 1.4%

Alabama Power Co. 1.45% due 9/15/2030	18,000	14,072

American Transmission Systems, Inc. 2.65% due 1/15/2032(5)	171,000	141,149

Appalachian Power Co. 3.40% due 6/1/2025	118,000	114,106

Consolidated Edison Co. of New York, Inc. 3.20% due 12/1/2051	123,000	85,813
4.50% due 5/15/2058	155,000	130,059

Duke Energy Corp. 2.65% due 9/1/2026	41,000	37,919
3.75% due 4/15/2024	132,000	129,702
4.50% due 8/15/2032	560,000	528,091
5.00% due 8/15/2052	45,000	40,535

Georgia Power Co. 4.75% due 9/1/2040	38,000	34,590
5.125% due 5/15/2052	505,000	476,649

ITC Holdings Corp. 4.95% due 9/22/2027(5)	70,000	69,245

Niagara Mohawk Power Corp. 1.96% due 6/27/2030(5)	197,000	156,254

	Principal Amount	Value
Electric (continued)

Oglethorpe Power Corp. 4.50% due 4/1/2047(5)	$255,000	$203,521

Pacific Gas and Electric Co. 5.90% due 6/15/2032	115,000	112,678

Pennsylvania Electric Co. 3.60% due 6/1/2029(5)	34,000	30,676

Southern California Edison Co. 3.70% due 8/1/2025	26,000	25,209
4.00% due 4/1/2047	29,000	22,884
4.65% due 10/1/2043	12,000	10,426
5.95% due 11/1/2032	305,000	323,867

Southern Co. 2.95% due 7/1/2023	171,000	169,422

Texas Electric Market Stabilization Funding LLC 4.265% due 8/1/2034(5)	215,000	205,495

		3,062,362
Entertainment – 0.3%

Warnermedia Holdings, Inc. 4.054% due 3/15/2029(5)	625,000	542,650

		542,650
Gas – 0.3%

Boston Gas Co. 3.15% due 8/1/2027(5)	35,000	31,708

CenterPoint Energy Resources Corp. 5.279% (LIBOR 3 Month + 0.50%) due 3/2/2023(2)(6)	4,000	3,998

KeySpan Gas East Corp. 2.742% due 8/15/2026(5)	162,000	144,963

Southern California Gas Co. 2.95% due 4/15/2027	165,000	152,623
6.35% due 11/15/2052	317,000	350,891

		684,183
Healthcare-Services – 0.5%

Aetna, Inc. 2.80% due 6/15/2023	123,000	121,732

Bon Secours Mercy Health, Inc. 2.095% due 6/1/2031	200,000	155,818

CommonSpirit Health 2.782% due 10/1/2030	165,000	136,142
3.91% due 10/1/2050	35,000	25,989

Elevance Health, Inc. 2.375% due 1/15/2025	430,000	408,380
3.50% due 8/15/2024	44,000	42,924

Kaiser Foundation Hospitals 3.002% due 6/1/2051	100,000	68,141

Sutter Health 2.294% due 8/15/2030	50,000	40,505

UnitedHealth Group, Inc. 4.20% due 5/15/2032	75,000	71,517
4.75% due 5/15/2052	10,000	9,305

		1,080,453

12	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

	Principal Amount	Value
Insurance – 0.9%

American International Group, Inc. 3.40% due 6/30/2030	$72,000	$63,714

Athene Global Funding 1.716% due 1/7/2025(5)	445,000	410,383
2.50% due 3/24/2028(5)	382,000	321,346

CNO Global Funding 2.65% due 1/6/2029(5)	312,000	264,791

Corebridge Financial, Inc. 3.90% due 4/5/2032(5)	465,000	408,698

Equitable Financial Life Global Funding 1.40% due 8/27/2027(5)	162,000	135,834

Liberty Mutual Group, Inc. 4.569% due 2/1/2029(5)	70,000	65,828
5.50% due 6/15/2052(5)	202,000	181,984

Northwestern Mutual Life Insurance Co. 3.625% due 9/30/2059(5)	18,000	12,520

Progressive Corp. 3.95% due 3/26/2050	60,000	48,555

		1,913,653
Media – 0.3%

Charter Communications Operating LLC / Charter Communications Operating Capital 2.25% due 1/15/2029	125,000	100,532

Comcast Corp. 3.95% due 10/15/2025	620,000	607,693

		708,225
Oil & Gas – 0.4%

Equinor ASA 3.00% due 4/6/2027	359,000	335,640
3.125% due 4/6/2030	24,000	21,617

Hess Corp. 7.30% due 8/15/2031	271,000	295,303

Var Energi ASA 8.00% due 11/15/2032(5)	225,000	232,558

		885,118
Pipelines – 0.4%

Cheniere Energy Partners LP 3.25% due 1/31/2032	330,000	263,284

Eastern Gas Transmission & Storage, Inc. 3.60% due 12/15/2024	24,000	23,256

Energy Transfer LP 4.95% due 6/15/2028	12,000	11,608

Enterprise Products Operating LLC 3.20% due 2/15/2052	29,000	19,214

Galaxy Pipeline Assets Bidco Ltd. 2.625% due 3/31/2036(5)	245,000	197,208

Gray Oak Pipeline LLC 2.60% due 10/15/2025(5)	85,000	77,256
3.45% due 10/15/2027(5)	15,000	13,276

	Principal Amount	Value
Pipelines (continued)

Sabine Pass Liquefaction LLC 4.50% due 5/15/2030	$140,000	$130,364
5.90% due 9/15/2037(5)	130,000	129,533

		864,999
Semiconductors – 0.2%

Intel Corp. 4.15% due 8/5/2032	210,000	197,095

QUALCOMM, Inc. 4.25% due 5/20/2032	175,000	169,129

		366,224
Software – 0.1%

Oracle Corp. 3.60% due 4/1/2050	118,000	80,528
3.95% due 3/25/2051	35,000	25,308

		105,836
Telecommunications – 0.4%

AT&T, Inc. 3.65% due 6/1/2051	95,000	67,593
3.85% due 6/1/2060	19,000	13,238
4.30% due 12/15/2042	26,000	21,554

Verizon Communications, Inc. 2.355% due 3/15/2032	402,000	320,137
2.625% due 8/15/2026	440,000	406,890

		829,412
Trucking & Leasing – 0.3%

DAE Funding LLC 1.55% due 8/1/2024(5)	294,000	273,973

Penske Truck Leasing Co. LP / PTL Finance Corp. 2.70% due 11/1/2024(5)	65,000	61,369
3.95% due 3/10/2025(5)	203,000	195,535

		530,877

Total Corporate Bonds & Notes (Cost $19,774,729)		19,007,118
Municipals – 0.5%

Chicago Transit Authority Sales & Transfer Tax Receipts Revenue Series A 6.899% due 12/1/2040	50,000	55,285

Dallas Fort Worth International Airport Series A 4.087% due 11/1/2051	100,000	84,629

Metropolitan Transportation Authority Series C2 5.175% due 11/15/2049	105,000	93,728

Municipal Electric Authority of Georgia 6.637% due 4/1/2057	150,000	161,059

Regents of the University of California Medical Center Pooled Revenue 3.006% due 5/15/2050	125,000	82,703

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

	Principal Amount	Value
Municipals (continued)

State of Illinois 5.10% due 6/1/2033	$700,000	$669,590

Total Municipals (Cost $1,258,403)		1,146,994
Non–Agency Mortgage–Backed Securities – 1.1%

BX Commercial Mortgage Trust 2021-VOLT A 5.018% due 9/15/2036(2)(3)(5)	425,000	411,239

BX Trust 2021-LGCY A 4.824% due 10/15/2036(2)(3)(5)	400,000	381,755

BXHPP Trust 2021-FILM A 4.968% due 8/15/2036(2)(3)(5)	225,000	212,381

Fannie Mae REMICS 2013-36 Z 3.00% due 4/25/2043	260,846	236,984
2013-83 NZ 3.50% due 8/25/2043	264,546	246,618
2020-27 HC 1.50% due 10/25/2049	431,278	341,383

Freddie Mac REMICS 3967 ZP 4.00% due 9/15/2041	272,059	260,054
5170 DP 2.00% due 7/25/2050	269,044	230,249

Total Non–Agency Mortgage–Backed Securities (Cost $2,431,525)		2,320,663
U.S. Government Securities – 14.2%

U.S. Treasury Bond 2.25% due 2/15/2052	2,546,400	1,790,438
2.375% due 2/15/2042	4,975,000	3,828,418
2.875% due 5/15/2052	102,000	82,588
3.00% due 8/15/2052	550,600	459,149
3.25% due 5/15/2042	25,000	22,094
3.375% due 8/15/2042	705,000	634,831
4.00% due 11/15/2042	415,000	409,294
4.00% due 11/15/2052	305,000	308,336

U.S. Treasury Note 2.50% due 4/30/2024	4,990,000	4,848,097
2.625% due 4/15/2025	5,315,000	5,116,933
2.625% due 5/31/2027	210,000	198,220
2.75% due 4/30/2027	7,000,000	6,641,250
2.75% due 7/31/2027	195,000	184,747
2.75% due 5/31/2029	150,000	139,605
2.75% due 8/15/2032	724,300	661,942
2.875% due 4/30/2029	20,000	18,769
3.125% due 8/15/2025	280,000	272,081
3.125% due 8/31/2027	1,177,000	1,134,150
3.25% due 6/30/2029	250,000	239,707
3.50% due 9/15/2025	300,000	294,305
3.875% due 11/30/2027	795,000	792,143
3.875% due 11/30/2029	169,000	168,340
4.00% due 12/15/2025	140,000	139,267
4.00% due 10/31/2029	257,000	257,803
4.125% due 9/30/2027	573,400	576,491
4.125% due 10/31/2027	766,200	770,390

	Principal Amount	Value
U.S. Government Securities (continued)
4.125% due 11/15/2032	$383,300	$392,523

Total U.S. Government Securities (Cost $32,010,986)		30,381,911

	Shares	Value
Exchange–Traded Funds – 0.6%

SPDR S&P 500 ETF Trust	3,669	1,403,136

Total Exchange–Traded Funds (Cost $1,424,149)		1,403,136

	Principal Amount	Value
Short–Term Investments – 6.9%
U.S. Treasury Bills – 0.2%

U.S. Treasury Bill 4.449% due 4/20/2023(7)	$554,300	547,076

Total U.S. Treasury Bills (Cost $550,943)		547,076
Repurchase Agreements – 6.7%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $14,315,042, due 1/3/2023(8)	14,313,007	14,313,007

Total Repurchase Agreements (Cost $14,313,007)		14,313,007

Total Investments – 105.7% (Cost $234,419,524)		226,352,117

Liabilities in excess of other assets – (5.7)%		(12,154,871)

Total Net Assets – 100.0%		$214,197,246

(1)	Non–income–producing security.
(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2022.
(3)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(4)	TBA — To be announced.
(5)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2022, the aggregate market value of these securities amounted to $7,664,311, representing 3.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(6)

The London Interbank Offered Rate (“LIBOR”) is being phased out completely by June 30, 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of a transition away from LIBOR on the Fund’s investments.

(7)	Interest rate shown reflects the discount rate at time of purchase.

14	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

(8)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$19,987,700	$14,599,283

Open futures contracts at December 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. 10-Year Treasury Note	March 2023	4	Long	$455,662	$449,188	$(6,474)
U.S. Ultra 10-Year Treasury Note	March 2023	1	Long	117,746	118,281	535
Total				$573,408	$567,469	$(5,939)

Legend:

ADR – American Depositary Receipt

H15T1Y – 1-year Constant Maturity Treasury Rate

LIBOR – London Interbank Offered Rate

SOFR – Secured Overnight Financing Rate

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$135,747,149	$—	$—	$135,747,149
Agency Mortgage–Backed Securities	—	21,113,040	—	21,113,040
Asset–Backed Securities	—	372,023	—	372,023
Corporate Bonds & Notes	—	19,007,118	—	19,007,118
Municipals	—	1,146,994	—	1,146,994
Non–Agency Mortgage–Backed Securities	—	2,320,663	—	2,320,663
U.S. Government Securities	—	30,381,911	—	30,381,911
Exchange–Traded Funds	1,403,136	—	—	1,403,136
U.S. Treasury Bills	—	547,076	—	547,076
Repurchase Agreements	—	14,313,007	—	14,313,007
Total	$137,150,285	$89,201,832	$—	$226,352,117
Other Financial Instruments
Futures Contracts
Assets	$535	$—	$—	$535
Liabilities	(6,474)	—	—	(6,474)
Total	$(5,939)	$—	$—	$(5,939)

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — GUARDIAN BALANCED ALLOCATION VIP FUND

Statement of Assets and Liabilities As of December 31, 2022

Assets

Investments, at value	$226,352,117

Receivable for investments sold	902,012

Dividends/interest receivable	557,001

Cash deposits with brokers for futures contracts	12,980

Receivable for fund shares subscribed	2,460

Prepaid expenses	7,363

Total Assets	227,833,933

Liabilities

Payable for investments purchased	13,299,963

Payable for fund shares redeemed	127,117

Investment advisory fees payable	89,085

Distribution fees payable	46,398

Accrued audit fees	21,652

Accrued custodian and accounting fees	15,178

Payable for variation margin on futures contracts	12,155

Accrued trustees’ and officers’ fees	621

Accrued expenses and other liabilities	24,518

Total Liabilities	13,636,687

Total Net Assets	$214,197,246

Net Assets Consist of:

Paid-in capital	$226,944,559

Distributable loss	(12,747,313)

Total Net Assets	$214,197,246

Investments, at Cost	$234,419,524

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	22,641,267

Net Asset Value Per Share	$9.46

Statement of Operations For the Period Ended December 31, 2022[1]
Investment Income

Dividends	$1,462,710

Interest	1,596,540

Withholding taxes on foreign dividends	(441)

Total Investment Income	3,058,809

Expenses

Investment advisory fees	723,226

Distribution fees	376,680

Custodian and accounting fees	63,137

Professional fees	53,364

Trustees’ and officers’ fees	35,155

Administrative fees	26,199

Transfer agent fees	12,648

Shareholder reports	10,673

Other expenses	8,670

Total Expenses	1,309,752

Net Investment Income/(Loss)	1,749,057

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Derivative Contracts and Foreign Currency Transactions

Net realized gain/(loss) from investments	(6,393,043)

Net realized gain/(loss) from futures contracts	(29,978)

Net realized gain/(loss) from foreign currency transactions	(3)

Net change in unrealized appreciation/(depreciation) on investments	(8,067,407)

Net change in unrealized appreciation/(depreciation) on futures contracts	(5,939)

Net Loss on Investments, Derivative Contracts and Foreign Currency Transactions	(14,496,370)

Net Decrease in Net Assets Resulting From Operations	$ (12,747,313)

[1]	Commenced operations on May 2, 2022.

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN BALANCED ALLOCATION VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/22[1]

Operations

Net investment income/(loss)	$1,749,057

Net realized gain/(loss) from investments, derivative contracts and foreign currency transactions	(6,423,024)

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	(8,073,346)

Net Decrease in Net Assets Resulting from Operations	(12,747,313)

Capital Share Transactions

Proceeds from sales of shares	243,244,258

Cost of shares redeemed	(16,299,699)

Net Increase in Net Assets Resulting from Capital Share Transactions	226,944,559

Net Increase in Net Assets	214,197,246

Net Assets

Beginning of period	—

End of period	$214,197,246

Other Information:

Shares

Sold	24,337,152

Redeemed	(1,695,885)

Net Increase	22,641,267

[1]	Commenced operations on May 2, 2022.

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — GUARDIAN BALANCED ALLOCATION VIP FUND

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Loss	Total Operations	Net Asset Value, End of Period	Total Return(2),(3)

Period Ended 12/31/22(5)	$10.00	$0.07	$(0.61)	$(0.54)	$9.46	(5.40)%

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN BALANCED ALLOCATION VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3),(4)	Gross Ratio of Expenses to Average Net Assets(3)	Net Ratio of Net Investment Income to Average Net Assets(3),(4)	Gross Ratio of Net Investment Income to Average Net Assets(3)	Portfolio Turnover Rate(3)

$214,197	0.86%	0.86%	1.17%	1.17%	59%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

(4)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(5)	Commenced operations on May 2, 2022.

The accompanying notes are an integral part of these financial statements.	19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Balanced Allocation VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on May 2, 2022. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide capital appreciation and moderate current income while seeking to manage volatility.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer.

Exchange-traded financial futures contracts are valued at the last settlement price on the market where they are primarily traded.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the period ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss. There were no credit default swaps held as of December 31, 2022.

e. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net

22

NOTES TO FINANCIAL STATEMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

f. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

g. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

h. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.48% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.89% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the period ended December 31, 2022, Park Avenue did not waive any fees or pay any Fund expenses.

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2022, the Fund paid distribution fees in the amount of $376,680 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the period ended December 31, 2022, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$257,006,127	$76,572,178
Sales	87,396,996	33,031,137

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

f. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2022, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

g. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

h. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing

24

NOTES TO FINANCIAL STATEMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

i. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

j. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the period ended December 31, 2022 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Under certain market conditions, the Fund may use credit default swaps. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2022, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts

Asset Derivatives
Futures Contracts[1]	$535

Liability Derivatives
Futures Contracts[1]	$(6,474)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

25

NOTES TO FINANCIAL STATEMENTS — GUARDIAN BALANCED ALLOCATION VIP FUND

Transactions in derivative investments for the period ended December 31, 2022 were as follows:

Interest Rate Contracts

Net Realized Gain/(Loss)
Futures Contracts[1]	$(29,978)

Net Change in Unrealized Appreciation/ (Depreciation)
Futures Contracts[2]	$(5,939)

Average Number of Notional Amounts
Futures Contracts[3]	12

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[3]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank

Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the period ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Balanced Allocation VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Balanced Allocation VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 2, 2022 (commencement of operations) through December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations, changes in its net assets and the financial highlights for the period May 2, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee

Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

31

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11738

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Equity Income VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Equity Income VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN EQUITY INCOME VIP FUND

FUND COMMENTARY OF

WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Equity Income VIP Fund (the “Fund”) returned 2.60% for the period from the Fund’s inception¹ through December 31, 2022, outperforming its benchmark, the Russell 1000® Value Index[2] (the “Index”). The Fund’s outperformance relative to the Index was driven by strong security selection in the consumer discretionary, industrials, and information technology sectors. Sector allocation also contributed to relative results.

•	The Index returned -1.28% since inception of the Fund through December 31, 2022. Within the Index, the energy, health care, and industrials sectors had the strongest absolute performance while the real estate, communication services, and information technology sectors posted negative returns during the period.

Market Overview

In the first quarter of 2022, U.S. equities registered their first quarterly loss since March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policies tightening by the U.S. Federal Reserve (the “Fed”) drove the Index into correction territory in February 2022. In March 2022, the Fed raised interest rates by 25 basis points (“bps”), lifted its 2022 core inflation forecast to 4.1%, and cut its 2022 gross domestic product (“GDP”) growth forecast to 2.8%.

In the second quarter of 2022, U.S. equities fell sharply during a volatile quarter. Rampant inflation and tighter financial conditions hurt risk sentiment and increased the probability of recession. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index3 to its biggest quarterly loss since September 2001. The Fed responded to the larger-than-expected increase in prices by accelerating its pace of interest-rate hikes to 75 bps in June 2022, following a 50 bps increase in May 2022.

In the third quarter of 2022, U.S. equities fell as risk sentiment deteriorated on fears that aggressive interest-rate hikes and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Stocks suffered steep losses in September 2022 after a larger-than-expected rise in core consumer prices showed that inflation continued to mount across broad areas of the economy. As expected, the Fed raised interest rates by 75 bps in September 2022 — the third-straight increase of that magnitude.

U.S. equities rallied in the fourth quarter of 2022. Greater optimism that the Fed would begin to scale back its aggressive pace of interest-rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in October and November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters. In December 2022, the Fed raised interest rates by 50 bps, ending a streak of four consecutive hikes of 75 bps. However, the Fed’s Summary of Economic Projections in December 2022 indicated a more hawkish outlook compared to its September 2022 forecast.

Portfolio Review

Stock selection was the primary driver of the Fund’s relative outperformance compared to the Index during the period. Strong selection in the consumer discretionary, industrials, and information technology sectors was partially offset by weaker selection in the energy and utilities sectors. Sector allocation, a result of our bottom-up stock selection process, also benefited relative results. Our underweight allocation to communication services and real estate sectors benefited performance relative to the Index, partially offset by our overweight position in the information technology sector.

Outlook

As we enter 2023, our universe is rich with new opportunities. We continue to focus on finding high-quality businesses with strong balance sheets and sustainable dividends for the Fund’s portfolio. We are spending considerable time on our downside stress-test scenarios and are confident in the sustainability of dividends and long-term value potential of holdings in the Fund’s portfolio.

[1]	Fund inception date: May 2, 2022.
[2]

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees and expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[3]	The Nasdaq Composite Index (NASDAQ) is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

1

GUARDIAN EQUITY INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $143,108,520

Sector Allocation[1] As of December 31, 2022

Top Ten Holdings[2] As of December 31, 2022

Holding	% of Total Net Assets
Pfizer, Inc.	3.32%
Johnson & Johnson	2.89%
Merck & Co., Inc.	2.85%
ConocoPhillips	2.74%
JPMorgan Chase & Co.	2.38%
MetLife, Inc.	2.28%
Morgan Stanley	2.23%
EOG Resources, Inc.	2.11%
Cisco Systems, Inc.	2.09%
Ares Management Corp., Class A	1.91%
Total	24.80%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN EQUITY INCOME VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Equity Income VIP Fund	5/2/2022	—	—	—	2.60%
Russell 1000® Value Index		—	—	—	-1.28%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$1,072.10	$2.87	0.55%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN EQUITY INCOME VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 98.8%

Aerospace & Defense – 3.5%

General Dynamics Corp.	8,604	$2,134,738

L3Harris Technologies, Inc.	6,625	1,379,391

Raytheon Technologies Corp.	14,680	1,481,506

		4,995,635
Banks – 6.1%

JPMorgan Chase & Co.	25,406	3,406,945

M&T Bank Corp.	13,766	1,996,896

Royal Bank of Canada (Canada)	16,266	1,529,292

Truist Financial Corp.	40,999	1,764,187

		8,697,320
Beverages – 1.0%

Keurig Dr Pepper, Inc.	39,066	1,393,094

		1,393,094
Building Products – 1.5%

Johnson Controls International PLC	32,496	2,079,744

		2,079,744
Capital Markets – 7.2%

Ares Management Corp., Class A	40,032	2,739,790

Blackstone, Inc.	21,496	1,594,788

Goldman Sachs Group, Inc.	4,162	1,429,148

Morgan Stanley	37,580	3,195,052

Raymond James Financial, Inc.	12,924	1,380,929

		10,339,707
Chemicals – 3.2%

Celanese Corp.	7,365	752,997

LyondellBasell Industries NV, Class A	21,091	1,751,186

PPG Industries, Inc.	16,901	2,125,132

		4,629,315
Communications Equipment – 2.1%

Cisco Systems, Inc.	62,794	2,991,506

		2,991,506
Distributors – 1.0%

LKQ Corp.	27,172	1,451,257

		1,451,257
Diversified Financial Services – 1.0%

Equitable Holdings, Inc.	48,913	1,403,803

		1,403,803
Electric Utilities – 4.8%

American Electric Power Co., Inc.	23,555	2,236,547

Exelon Corp.	61,732	2,668,674

NextEra Energy, Inc.	23,284	1,946,543

		6,851,764
Electrical Equipment – 2.1%

Eaton Corp. PLC	10,530	1,652,684

Emerson Electric Co.	14,772	1,418,998

		3,071,682
Electronic Equipment, Instruments & Components – 2.3%

Corning, Inc.	54,420	1,738,175

December 31, 2022	Shares	Value
Electronic Equipment, Instruments & Components (continued)

TE Connectivity Ltd.	13,759	$1,579,533

		3,317,708
Equity Real Estate Investment Trusts (REITs) – 4.1%

Crown Castle, Inc.	15,182	2,059,287

Gaming and Leisure Properties, Inc.	43,715	2,277,114

Welltower, Inc.	23,296	1,527,053

		5,863,454
Food Products – 3.2%

Archer-Daniels-Midland Co.	18,118	1,682,256

Kellogg Co.	20,629	1,469,610

Mondelez International, Inc., Class A	22,006	1,466,700

		4,618,566
Gas Utilities – 1.6%

Atmos Energy Corp.	20,014	2,242,969

		2,242,969
Health Care Equipment & Supplies – 1.9%

Becton Dickinson and Co.	5,788	1,471,889

Medtronic PLC	15,642	1,215,696

		2,687,585
Health Care Providers & Services – 2.9%

Elevance Health, Inc.	3,789	1,943,643

UnitedHealth Group, Inc.	4,289	2,273,942

		4,217,585
Household Durables – 1.2%

Lennar Corp., Class A	18,331	1,658,956

		1,658,956
Household Products – 1.0%

Kimberly-Clark Corp.	10,057	1,365,238

		1,365,238
Industrial Conglomerates – 2.3%

Honeywell International, Inc.	6,668	1,428,952

Siemens AG, ADR	15,796	1,086,607

Siemens AG (Reg S) (Germany)	5,431	753,783

		3,269,342
Insurance – 4.9%

American International Group, Inc.	23,517	1,487,215

Chubb Ltd.	10,477	2,311,226

MetLife, Inc.	45,019	3,258,025

		7,056,466
IT Services – 1.0%

Fidelity National Information Services, Inc.	20,414	1,385,090

		1,385,090
Media – 1.5%

Comcast Corp., Class A	62,262	2,177,302

		2,177,302
Metals & Mining – 1.3%

Rio Tinto PLC, ADR	26,925	1,917,060

		1,917,060

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN EQUITY INCOME VIP FUND

December 31, 2022	Shares	Value
Multi-Utilities – 1.4%

Sempra Energy	13,308	$2,056,618

		2,056,618
Oil, Gas & Consumable Fuels – 8.0%

ConocoPhillips	33,254	3,923,972

Coterra Energy, Inc.	82,514	2,027,369

EOG Resources, Inc.	23,292	3,016,780

Phillips 66	10,649	1,108,348

TC Energy Corp. (Canada)	34,006	1,355,719

		11,432,188
Personal Products – 1.8%

Unilever PLC, ADR	51,147	2,575,251

		2,575,251
Pharmaceuticals – 13.3%

AstraZeneca PLC, ADR	30,285	2,053,323

Eli Lilly and Co.	6,410	2,345,034

Johnson & Johnson	23,402	4,133,963

Merck & Co., Inc.	36,772	4,079,854

Pfizer, Inc.	92,716	4,750,768

Roche Holding AG (Switzerland)	5,465	1,717,441

		19,080,383
Road & Rail – 1.0%

Canadian National Railway Co. (Canada)	11,637	1,382,345

		1,382,345
Semiconductors & Semiconductor Equipment – 5.0%

Analog Devices, Inc.	14,732	2,416,490

Broadcom, Inc.	2,897	1,619,800

NXP Semiconductors NV	9,770	1,543,953

QUALCOMM, Inc.	13,666	1,502,440

		7,082,683
Specialty Retail – 3.8%

Home Depot, Inc.	6,119	1,932,747

Lowe’s Cos., Inc.	7,035	1,401,653

TJX Cos., Inc.	27,136	2,160,026

		5,494,426

December 31, 2022	Shares	Value
Tobacco – 1.8%

Philip Morris International, Inc.	25,325	$2,563,143

		2,563,143

Total Common Stocks (Cost $139,094,688)		141,349,185

	Principal Amount	Value
Short–Term Investments – 1.2%

Repurchase Agreements – 1.2%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $1,730,939, due 1/3/2023(1)	$1,730,693	1,730,693

Total Repurchase Agreements (Cost $1,730,693)		1,730,693

Total Investments – 100.0% (Cost $140,825,381)		143,079,878

Assets in excess of other liabilities – 0.0%		28,642

Total Net Assets – 100.0%		$143,108,520

(1)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$2,416,900	$1,765,336

Legend:

ADR — American Depositary Receipt

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$138,877,961	$2,471,224	*	$—	$141,349,185
Repurchase Agreements	—	1,730,693		—	1,730,693
Total	$138,877,961	$4,201,917		$—	$143,079,878

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN EQUITY INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$143,079,878

Cash	285

Dividends/interest receivable	181,391

Reimbursement receivable from adviser	12,386

Prepaid expenses	4,904

Total Assets	143,278,844

Liabilities

Investment advisory fees payable	62,109

Payable for fund shares redeemed	59,584

Accrued audit fees	21,652

Accrued custodian and accounting fees	8,211

Accrued trustees’ and officers’ fees	363

Accrued expenses and other liabilities	18,405

Total Liabilities	170,324

Total Net Assets	$143,108,520

Net Assets Consist of:

Paid-in capital	$139,383,956

Distributable earnings	3,724,564

Total Net Assets	$143,108,520

Investments, at Cost	$140,825,381

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	13,944,475

Net Asset Value Per Share	$10.26

Statement of Operations For the Period Ended December 31, 2022[1]
Investment Income

Dividends	$3,184,987

Interest	9,144

Withholding taxes on foreign dividends	(22,537)

Total Investment Income	3,171,594

Expenses

Investment advisory fees	492,598

Professional fees	44,993

Custodian and accounting fees	29,803

Trustees’ and officers’ fees	22,799

Administrative fees	20,587

Transfer agent fees	10,548

Shareholder reports	9,059

Other expenses	5,680

Total Expenses	636,067

Less: Fees waived	(94,209)

Total Expenses, Net	541,858

Net Investment Income/(Loss)	2,629,736

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	(1,160,206)

Net realized gain/(loss) from foreign currency transactions	529

Net change in unrealized appreciation/(depreciation) on investments	2,254,497

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	8

Net Gain on Investments and Foreign Currency Transactions	1,094,828

Net Increase in Net Assets Resulting From Operations	$3,724,564

[1]	Commenced operations on May 2, 2022.

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN EQUITY INCOME VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/22[1]

Operations

Net investment income/(loss)	$2,629,736

Net realized gain/(loss) from investments and foreign currency transactions	(1,159,677)

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	2,254,505

Net Increase in Net Assets Resulting from Operations	3,724,564

Capital Share Transactions

Proceeds from sales of shares	155,355,075

Cost of shares redeemed	(15,971,119)

Net Increase in Net Assets Resulting from Capital Share Transactions	139,383,956

Net Increase in Net Assets	143,108,520

Net Assets

Beginning of period	—

End of period	$143,108,520

Other Information:

Shares

Sold	15,535,623

Redeemed	(1,591,148)

Net Increase	13,944,475

[1]	Commenced operations on May 2, 2022.

8	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

9

FINANCIAL INFORMATION — GUARDIAN EQUITY INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return(2),(3)

Period Ended 12/31/22(5)	$10.00	$0.18	$0.08	$0.26	$10.26	2.60%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN EQUITY INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3),(4)	Gross Ratio of Expenses to Average Net Assets(3)	Net Ratio of Net Investment Income to Average Net Assets(3),(4)	Gross Ratio of Net Investment Income to Average Net Assets(3)	Portfolio Turnover Rate(3)

$143,109	0.54%	0.64%	2.68%	2.58%	36%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

(4)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(5)	Commenced operations on May 2, 2022.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN EQUITY INCOME VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Equity Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on May 2, 2022. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks a high level of current income consistent with growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN EQUITY INCOME VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the period ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the period ended December 31, 2022, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN EQUITY INCOME VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.50% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.55% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the period ended December 31, 2022, Park Avenue waived fees and/or paid Fund expenses in the amount of $94,209.

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN EQUITY INCOME VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $193,071,250 and $52,803,851, respectively, for the period ended December 31, 2022. During the period ended December 31, 2022, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the period ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN EQUITY INCOME VIP FUND

provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the

Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Equity Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Equity Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 2, 2022 (commencement of operations) through December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations, changes in its net assets and the financial highlights for the period May 2, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

21

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11739

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Select Mid Cap Core VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Select Mid Cap Core VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN SELECT MID CAP CORE VIP FUND

FUND COMMENTARY OF FIAM LLC, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Select Mid Cap Core VIP Fund returned -14.19%, underperforming the Standard & Poor’s MidCap 400® Index[1] (the “Index”), the Fund’s benchmark, for the 12 months ended December 31, 2022. Security selection drove the majority of the Fund’s underperformance relative to the Index for the period, particularly negative security selection in the financials sector. For the period, mid-cap stocks outperformed large and small-cap stocks. From a style perspective, value stocks significantly outperformed growth stocks across the capitalization range during the period.

•	The Index returned -13.06% for the period.

•	In August 2022, Christopher Lee became a co-portfolio manager of the Fund. Co-portfolio manager Robert Stansky retired from FIAM LLC at the end of the year.

Market Overview

During the period, U.S. equity markets declined as a confluence of factors led to U.S. stocks snapping a three-year winning streak and posting their worst calendar year returns since 2008. Despite staging a broad-based recovery in fourth quarter of 2022 after struggling during the first 9 months of 2022, U.S. stocks finished lower as nearly all major indices posted double-digit losses for the year. Elevated inflation prompted the U.S. Federal Reserve (the “Fed”) to raise the federal funds rate seven times during the course of 2022. The most recent 50 basis point rate hike in December resulted in the federal funds rate ending the year at a range of 4.25%-4.50%, its highest level in 15 years. Geopolitical tensions also weighed on markets during 2022 as the ripple effect of the ongoing Russia-Ukraine conflict impacted commodity and energy supply and prices globally.

Portfolio Review

We continued to pursue a largely sector-neutral approach to managing the Fund. Given this approach, we expected security selection to be the primary driver of performance relative to the Index. During the review period, seven of the eleven sectors detracted from relative performance. Negative security selection in the financials and consumer staples sectors were the most significant detractors from relative performance, while holdings in the industrials and energy sectors contributed to relative performance.

Outlook

After an abrupt rise in 2022, bond yields held steady during the fourth quarter amid signs that rapid inflationary pressures were coming off the boil. The Fed and many other central banks further tightened monetary policy, and the U.S. and global economies faced rising recession risks. We believe the evolution of these trends defines the 2023 outlook. Earnings growth expectations for the next 12 months are relatively muted, but the trailing 12-month price-to-earnings ratios for all major categories of global equities are below their long-term averages. We believe that security selection opportunities may be present despite the volatile backdrop.

Within this environment, we continue to favor companies that appear poised to deliver improving fundamentals and whose stocks are trading at what we believe to be attractive valuations.

[1]

The Index provides investors with a benchmark for mid-sized companies. The Index, which is distinct from the large-cap Standard & Poor’s 500® Index is designed to measure the performance of the 400 mid-sized companies, relfeclting the distinctive risk and return charactistics of this market segment.

1

GUARDIAN SELECT MID CAP CORE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $218,098,607

Sector Allocation[1] As of December 31, 2022

Top Ten Holdings[2] As of December 31, 2022

Holding	% of Total Net Assets
CACI International, Inc., Class A	1.31%
Five Below, Inc.	1.22%
RPM International, Inc.	1.22%
Penumbra, Inc.	1.18%
WillScot Mobile Mini Holdings Corp.	1.17%
Bancorp, Inc.	1.17%
Masimo Corp.	1.15%
Globe Life, Inc.	1.11%
Landstar System, Inc.	1.08%
Churchill Downs, Inc.	1.08%
Total	11.69%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN SELECT MID CAP CORE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Select Mid Cap Core VIP Fund	10/25/2021	-14.19%	—	—	-11.51%
Standard & Poor’s MidCap 400® Index		-13.06%	—	—	-11.80%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Select Mid Cap Core VIP Fund and the Standard & Poor’s MidCap 400® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$1,052.30	$4.50	0.87%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 98.9%

Aerospace & Defense – 2.0%

HEICO Corp., Class A	17,376	$2,082,513

Howmet Aerospace, Inc.	25,460	1,003,379

Spirit AeroSystems Holdings, Inc., Class A	45,410	1,344,136

		4,430,028
Air Freight & Logistics – 0.7%

Air Transport Services Group, Inc.(1)	62,500	1,623,750

		1,623,750
Airlines – 0.2%

JetBlue Airways Corp.(1)	58,160	376,877

		376,877
Auto Components – 1.2%

Adient PLC(1)	28,227	979,195

Lear Corp.	12,378	1,535,119

Novem Group SA (Luxembourg)	19,637	176,205

		2,690,519
Automobiles – 0.7%

Harley-Davidson, Inc.	37,017	1,539,907

		1,539,907
Banks – 5.9%

Associated Banc-Corp	61,411	1,417,980

Bancorp, Inc.(1)	90,100	2,557,038

BankUnited, Inc.	3,100	105,307

Cadence Bank	43,300	1,067,778

East West Bancorp, Inc.	25,400	1,673,860

First Horizon Corp.	37,674	923,013

First Interstate BancSystem, Inc., Class A	8,100	313,065

PacWest Bancorp	75,601	1,735,043

Pathward Financial, Inc.	24,900	1,071,945

Pinnacle Financial Partners, Inc.	12,500	917,500

Piraeus Financial Holdings SA (Greece)(1)	126,400	193,833

Silvergate Capital Corp., Class A(1)	822	14,303

Wintrust Financial Corp.	11,170	944,088

		12,934,753
Beverages – 0.5%

Boston Beer Co., Inc., Class A(1)	1,585	522,289

Celsius Holdings, Inc.(1)	4,676	486,491

		1,008,780
Biotechnology – 1.5%

Exelixis, Inc.(1)	76,800	1,231,872

United Therapeutics Corp.(1)	7,000	1,946,630

		3,178,502
Building Products – 1.0%

Carlisle Cos., Inc.	9,636	2,270,723

		2,270,723
Capital Markets – 0.4%

Lazard Ltd., Class A	9,612	333,248

December 31, 2022	Shares	Value
Capital Markets (continued)

Patria Investments Ltd., Class A	42,143	$587,052

		920,300
Chemicals – 3.3%

Ashland, Inc.	18,200	1,957,046

Chemours Co.	45,096	1,380,839

RPM International, Inc.	27,253	2,655,805

Valvoline, Inc.	38,091	1,243,671

		7,237,361
Commercial Services & Supplies – 0.6%

Brink’s Co.	24,276	1,303,864

		1,303,864
Construction & Engineering – 1.2%

MDU Resources Group, Inc.	3,556	107,889

WillScot Mobile Mini Holdings Corp.(1)	56,705	2,561,365

		2,669,254
Construction Materials – 1.1%

Eagle Materials, Inc.	17,617	2,340,418

		2,340,418
Consumer Finance – 1.2%

FirstCash Holdings, Inc.	6,698	582,123

NerdWallet, Inc., Class A(1)	67,100	644,160

OneMain Holdings, Inc.	43,869	1,461,276

		2,687,559
Distributors – 0.3%

LKQ Corp.	10,943	584,466

		584,466
Diversified Consumer Services – 0.1%

H&R Block, Inc.	8,081	295,037

		295,037
Diversified Financial Services – 0.4%

Cairo Mezz PLC (Cyprus)(1)	775,200	73,543

Cannae Holdings, Inc.(1)	33,071	682,916

Sunrisemezz PLC (Cyprus)(1)	18,057	2,204

		758,663
Diversified Telecommunication Services – 0.3%

Frontier Communications Parent, Inc.(1)	6,145	156,575

Iridium Communications, Inc.(1)	10,153	521,864

		678,439
Electric Utilities – 1.7%

ALLETE, Inc.	8,933	576,268

IDACORP, Inc.	9,615	1,036,978

OGE Energy Corp.	35,702	1,412,014

PNM Resources, Inc.	15,971	779,225

		3,804,485
Electrical Equipment – 1.0%

Regal Rexnord Corp.	18,392	2,206,672

		2,206,672
Electronic Equipment, Instruments & Components – 2.7%

Avnet, Inc.	41,311	1,717,711

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

December 31, 2022	Shares	Value
Electronic Equipment, Instruments & Components (continued)

Cognex Corp.	30,849	$1,453,296

Jabil, Inc.	13,600	927,520

Trimble, Inc.(1)	12,683	641,253

TTM Technologies, Inc.(1)	54,645	824,047

Vishay Intertechnology, Inc.	13,428	289,642

		5,853,469
Energy Equipment & Services – 0.9%

ChampionX Corp.	40,307	1,168,500

Liberty Energy, Inc.	55,637	890,748

		2,059,248
Entertainment – 0.3%

Endeavor Group Holdings, Inc., Class A(1)	8,301	187,104

Liberty Media Corp-Liberty Formula One, Class C(1)	3,083	184,302

Warner Music Group Corp., Class A	6,378	223,358

		594,764
Equity Real Estate Investment Trusts (REITs) – 6.9%

American Homes 4 Rent, Class A	13,145	396,190

CubeSmart	57,779	2,325,605

EastGroup Properties, Inc.	12,300	1,821,138

Equity LifeStyle Properties, Inc.	9,807	633,532

Essex Property Trust, Inc.	3,900	826,488

Healthcare Realty Trust, Inc., Class A	50,700	976,989

Lamar Advertising Co., Class A	15,500	1,463,200

Postal Realty Trust, Inc., Class A	83,558	1,214,098

Ryman Hospitality Properties, Inc.	7,700	629,706

SITE Centers Corp.	90,254	1,232,870

Spirit Realty Capital, Inc.	26,880	1,073,318

Terreno Realty Corp.	13,430	763,764

Ventas, Inc.	37,613	1,694,466

		15,051,364
Food & Staples Retailing – 2.0%

Albertsons Cos., Inc., Class A	1,559	32,334

BJ’s Wholesale Club Holdings, Inc.(1)	15,550	1,028,788

Casey’s General Stores, Inc.	1,759	394,632

Grocery Outlet Holding Corp.(1)	6,411	187,137

Performance Food Group Co.(1)	27,188	1,587,507

Sprouts Farmers Market, Inc.(1)	16,280	526,984

US Foods Holding Corp.(1)	14,821	504,210

		4,261,592
Food Products – 1.3%

Bunge Ltd.	1,834	182,978

Darling Ingredients, Inc.(1)	17,459	1,092,759

Freshpet, Inc.(1)	3,099	163,534

Ingredion, Inc.	8,526	834,951

Nomad Foods Ltd.(1)	8,151	140,524

Post Holdings, Inc.(1)	2,770	250,020

Sovos Brands, Inc.(1)	8,333	119,745

		2,784,511

December 31, 2022	Shares	Value
Gas Utilities – 0.8%

National Fuel Gas Co.	12,858	$813,911

ONE Gas, Inc.	6,241	472,568

UGI Corp.	9,822	364,102

		1,650,581
Health Care Equipment & Supplies – 3.9%

Insulet Corp.(1)	3,740	1,101,019

Masimo Corp.(1)	16,900	2,500,355

Nevro Corp.(1)	21,200	839,520

Penumbra, Inc.(1)	11,600	2,580,536

Tandem Diabetes Care, Inc.(1)	32,500	1,460,875

		8,482,305
Health Care Providers & Services – 3.3%

agilon health, Inc.(1)	71,500	1,154,010

Alignment Healthcare, Inc.(1)	82,800	973,728

Molina Healthcare, Inc.(1)	3,350	1,106,237

Oak Street Health, Inc.(1)	47,500	1,021,725

Option Care Health, Inc.(1)	44,000	1,323,960

Privia Health Group, Inc.(1)	25,000	567,750

Surgery Partners, Inc.(1)	40,800	1,136,688

		7,284,098
Hotels, Restaurants & Leisure – 4.5%

Aramark	30,823	1,274,223

Brinker International, Inc.(1)	13,746	438,635

Caesars Entertainment, Inc.(1)	32,250	1,341,600

Churchill Downs, Inc.	11,090	2,344,759

Domino’s Pizza, Inc.	3,612	1,251,197

Planet Fitness, Inc., Class A(1)	7,819	616,137

Vail Resorts, Inc.	2,978	709,806

Wyndham Hotels & Resorts, Inc.	26,998	1,925,227

		9,901,584
Household Durables – 1.7%

Leggett & Platt, Inc.	23,462	756,180

Mohawk Industries, Inc.(1)	8,721	891,461

NVR, Inc.(1)	171	788,751

Taylor Morrison Home Corp.(1)	41,602	1,262,621

		3,699,013
Household Products – 0.3%

Energizer Holdings, Inc.	12,762	428,165

Reynolds Consumer Products, Inc.	7,121	213,488

		641,653
Independent Power and Renewable Electricity Producers – 0.1%

Ormat Technologies, Inc.	2,362	204,266

		204,266
Insurance – 4.4%

American Financial Group, Inc.	13,719	1,883,344

Assurant, Inc.	6,424	803,386

Fairfax Financial Holdings Ltd. (Canada)	1,400	829,319

Globe Life, Inc.	20,000	2,411,000

Primerica, Inc.	14,987	2,125,456

Talanx AG (Germany)	9,363	444,190

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

December 31, 2022	Shares	Value
Insurance (continued)

Unum Group	29,000	$1,189,870

		9,686,565
Interactive Media & Services – 0.2%

IAC, Inc.(1)	920	40,848

TripAdvisor, Inc.(1)	4,886	87,850

Ziff Davis, Inc.(1)	4,294	339,656

		468,354
IT Services – 3.9%

Akamai Technologies, Inc.(1)	12,989	1,094,973

Cyxtera Technologies, Inc.(1)	116,013	222,745

ExlService Holdings, Inc.(1)	1,715	290,572

GoDaddy, Inc., Class A(1)	15,832	1,184,550

MongoDB, Inc.(1)	6,600	1,299,144

Nuvei Corp. (Canada)(1)(2)	14,013	356,121

Paya Holdings, Inc.(1)	20,300	159,761

Repay Holdings Corp.(1)	28,625	230,431

Shift4 Payments, Inc., Class A(1)	7,600	425,068

Twilio, Inc., Class A(1)	21,000	1,028,160

WEX, Inc.(1)	7,870	1,287,926

Wix.com Ltd.(1)	13,375	1,027,601

		8,607,052
Life Sciences Tools & Services – 1.2%

Bruker Corp.	24,800	1,695,080

West Pharmaceutical Services, Inc.	3,650	859,027

		2,554,107
Machinery – 6.1%

AGCO Corp.	15,110	2,095,606

Allison Transmission Holdings, Inc.	12,836	533,978

Chart Industries, Inc.(1)	7,090	816,981

Crane Holdings Co.	14,090	1,415,341

Dover Corp.	7,140	966,827

Esab Corp.	31,700	1,487,364

Flowserve Corp.	68,205	2,092,529

IDEX Corp.	10,259	2,342,437

ITT, Inc.	19,801	1,605,861

		13,356,924
Marine – 0.7%

Kirby Corp.(1)	21,982	1,414,542

		1,414,542
Media – 0.8%

Cable One, Inc.	620	441,353

Gray Television, Inc.	7,473	83,623

Interpublic Group of Cos., Inc.	7,715	256,987

New York Times Co., Class A	12,755	414,027

Nexstar Media Group, Inc., Class A	2,436	426,373

S4 Capital PLC (United Kingdom)(1)	20,354	46,541

		1,668,904
Metals & Mining – 2.7%

Alcoa Corp.	42,500	1,932,475

Cleveland-Cliffs, Inc.(1)	101,549	1,635,954

December 31, 2022	Shares	Value
Metals & Mining (continued)

Steel Dynamics, Inc.	14,962	$1,461,788

Yamana Gold, Inc.	145,233	806,043

		5,836,260
Mortgage Real Estate Investment Trusts (REITs) – 0.7%

Rithm Capital Corp.	172,843	1,412,127

		1,412,127
Multi-Utilities – 0.6%

NiSource, Inc.	17,279	473,790

NorthWestern Corp.	15,705	931,935

		1,405,725
Multiline Retail – 0.2%

Nordstrom, Inc.	25,609	413,329

		413,329
Oil, Gas & Consumable Fuels – 2.9%

Antero Resources Corp.(1)	18,470	572,385

APA Corp.	22,140	1,033,495

Denbury, Inc.(1)	9,912	862,542

EQT Corp.	18,270	618,074

HF Sinclair Corp.	29,796	1,546,115

Northern Oil and Gas, Inc.	26,300	810,566

Targa Resources Corp.	12,515	919,853

		6,363,030
Paper & Forest Products – 0.9%

Louisiana-Pacific Corp.	31,253	1,850,178

		1,850,178
Personal Products – 0.4%

Beauty Health Co.(1)	67,700	616,070

BellRing Brands, Inc.(1)	8,659	222,017

Olaplex Holdings, Inc.(1)	7,261	37,830

		875,917
Professional Services – 2.3%

CACI International, Inc., Class A(1)	9,508	2,858,010

KBR, Inc.	41,020	2,165,856

		5,023,866
Real Estate Management & Development – 0.6%

Doma Holdings, Inc.(1)	153,537	69,537

Jones Lang LaSalle, Inc.(1)	6,659	1,061,245

WeWork, Inc., Class A(1)	55,200	78,936

		1,209,718
Road & Rail – 1.8%

Landstar System, Inc.	14,458	2,355,208

RXO, Inc.(1)	30,431	523,413

XPO, Inc.(1)	30,431	1,013,048

		3,891,669
Semiconductors & Semiconductor Equipment – 0.5%

SolarEdge Technologies, Inc.(1)	4,020	1,138,745

		1,138,745
Software – 5.8%

Aspen Technology, Inc.(1)	3,343	686,652

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

December 31, 2022	Shares	Value
Software (continued)

Black Knight, Inc.(1)	3,302	$203,898

Blackbaud, Inc.(1)	23,037	1,355,958

Blend Labs, Inc., Class A(1)	178,300	256,752

Ceridian HCM Holding, Inc.(1)	22,046	1,414,251

Coupa Software, Inc.(1)	17,268	1,367,108

Elastic NV(1)	15,728	809,992

Five9, Inc.(1)	12,900	875,394

Gen Digital, Inc.	50,303	1,077,993

Guidewire Software, Inc.(1)	8,828	552,280

HubSpot, Inc.(1)	3,300	954,129

LiveRamp Holdings, Inc.(1)	1,427	33,449

PTC, Inc.(1)	10,126	1,215,525

Tenable Holdings, Inc.(1)	36,473	1,391,445

Workiva, Inc.(1)	4,921	413,216

		12,608,042
Specialty Retail – 1.9%

Burlington Stores, Inc.(1)	7,211	1,462,102

Five Below, Inc.(1)	15,077	2,666,669

		4,128,771
Technology Hardware, Storage & Peripherals – 0.2%

Western Digital Corp.(1)	16,238	512,309

		512,309
Textiles, Apparel & Luxury Goods – 2.8%

Capri Holdings Ltd.(1)	37,556	2,152,710

PRADA SpA (Italy)	104,388	585,642

PVH Corp.	16,996	1,199,748

Tapestry, Inc.	53,966	2,055,025

		5,993,125
Thrifts & Mortgage Finance – 1.0%

MGIC Investment Corp.	130,231	1,693,003

UWM Holdings Corp.	141,600	468,696

		2,161,699
Trading Companies & Distributors – 1.6%

Air Lease Corp.	36,970	1,420,387

WESCO International, Inc.(1)	16,489	2,064,423

		3,484,810
Water Utilities – 0.7%

Essential Utilities, Inc.	33,217	1,585,447

		1,585,447

Total Common Stocks (Cost $244,277,794)		215,660,020

	Principal Amount	Value
Corporate Bonds & Notes – 0.1%

Commercial Services – 0.1%

Affirm Holdings, Inc. Convertible 0.00% due 11/15/2026(3)	$282,000	$154,922

		154,922

Total Corporate Bonds & Notes (Cost $178,692)		154,922
Short–Term Investments – 1.1%

U.S. Treasury Bills – 0.0%

U.S. Treasury Bill 3.944% due 2/16/2023(4)	90,000	89,553

Total U.S. Treasury Bills (Cost $89,525)		89,553
Repurchase Agreements – 1.1%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $2,333,088, due 1/3/2023(5)	2,332,756	2,332,756

Total Repurchase Agreements (Cost $2,332,756)		2,332,756

Total Investments – 100.1% (Cost $246,878,767)		218,237,251

Liabilities in excess of other assets – (0.1)%		(138,644)

Total Net Assets – 100.0%		$218,098,607

(1)	Non–income–producing security.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2022, the aggregate market value of these securities amounted to $356,121, representing 0.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Zero coupon bond.
(4)	Interest rate shown reflects the discount rate at time of purchase.
(5)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$3,257,700	$2,379,468

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$214,140,066	$1,519,954	*	$—	$215,660,020
Corporate Bonds & Notes	—	154,922		—	154,922
U.S. Treasury Bills	—	89,553		—	89,553
Repurchase Agreements	—	2,332,756		—	2,332,756
Total	$214,140,066	$4,097,185		$—	$218,237,251

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN SELECT MID CAP CORE VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$218,237,251

Receivable for investments sold	905,926

Dividends/interest receivable	294,123

Reimbursement receivable from adviser	12,750

Foreign tax reclaims receivable	2,338

Prepaid expenses	7,540

Total Assets	219,459,928

Liabilities

Due to broker for futures contracts	1,188

Payable for investments purchased	994,988

Payable for fund shares redeemed	164,566

Investment advisory fees payable	100,042

Distribution fees payable	47,189

Accrued audit fees	20,476

Accrued custodian and accounting fees	9,323

Accrued trustees’ and officers’ fees	586

Accrued expenses and other liabilities	22,963

Total Liabilities	1,361,321

Total Net Assets	$218,098,607

Net Assets Consist of:

Paid-in capital	$253,654,338

Distributable loss	(35,555,731)

Total Net Assets	$218,098,607

Investments, at Cost	$246,878,767

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	25,207,929

Net Asset Value Per Share	$8.65

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$3,638,615

Interest	26,035

Withholding taxes on foreign dividends	(9,264)

Total Investment Income	3,655,386

Expenses

Investment advisory fees	1,242,425

Distribution fees	586,049

Custodian and accounting fees	86,369

Professional fees	73,015

Trustees’ and officers’ fees	55,005

Administrative fees	34,238

Transfer agent fees	14,618

Shareholder reports	11,676

Other expenses	12,555

Total Expenses	2,115,950

Less: Fees waived	(76,499)

Total Expenses, Net	2,039,451

Net Investment Income/(Loss)	1,615,935

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Derivative Contracts and Foreign Currency Transactions

Net realized gain/(loss) from investments	(8,888,494)

Net realized gain/(loss) from futures contracts	(271,953)

Net realized gain/(loss) from foreign currency transactions	2,855

Net change in unrealized appreciation/(depreciation) on investments	(30,048,354)

Net change in unrealized appreciation/(depreciation) on futures contracts	(714)

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(8)

Net Loss on Investments, Derivative Contracts and Foreign Currency Transactions	(39,206,668)

Net Decrease in Net Assets Resulting From Operations	$(37,590,733)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SELECT MID CAP CORE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Period Ended 12/31/21[1]

Operations

Net investment income/(loss)	$1,615,935	$449,424

Net realized gain/(loss) from investments, derivative contracts and foreign currency transactions	(9,157,592)	178,733

Net change in unrealized appreciation/(depreciation) on investments, derivative contracts and translation of assets and liabilities in foreign currencies	(30,049,076)	1,406,845

Net Increase/(Decrease) in Net Assets Resulting from Operations	(37,590,733)	2,035,002

Capital Share Transactions

Proceeds from sales of shares	41,570,400	276,926,952 [2]

Cost of shares redeemed	(47,730,311)	(17,112,703)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(6,159,911)	259,814,249

Net Increase/(Decrease) in Net Assets	(43,750,644)	261,849,251

Net Assets

Beginning of period	261,849,251	—

End of period	$218,098,607	$261,849,251

Other Information:

Shares

Sold	4,545,332	27,693,924

Redeemed	(5,326,228)	(1,705,099)

Net Increase/(Decrease)	(780,896)	25,988,825

[1]	Commenced operations on October 25, 2021.

[2]	Includes in-kind subscriptions of $262,899,145. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN SELECT MID CAP CORE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$10.08	$0.06	$(1.49)	$(1.43)	$8.65	(14.19)%

Period Ended 12/31/21(4)	10.00	0.02	0.06	0.08	10.08	0.80%(5)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SELECT MID CAP CORE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$218,099	0.87%		0.90%		0.69%		0.66%		74%

261,849	0.82%	(5)	0.90%	(5)	0.96%	(5)	0.88%	(5)	93%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 25, 2021.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2021, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Select Mid Cap Core VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 25, 2021. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Exchange-traded financial futures contracts are valued at the last settlement price on the market where they are primarily traded.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.53% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.87% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue waived fees and/or paid Fund expenses in the amount of $76,499.

Park Avenue has entered into a Sub-Advisory Agreement with FIAM LLC (“FIAM”). FIAM is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $586,049 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $171,353,885 and $176,248,802, respectively, for the year ended December 31, 2022. During the year ended December 31, 2022, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include,

but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into equity futures contracts for the year ended December 31, 2022 to equitize cash and keep the Fund fully invested. Using futures contracts involves various risks, including market, interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with the changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

Transactions in derivative investments for the year ended December 31, 2022 were as follows:

Equity Contracts

Net Realized Gain/(Loss)
Futures Contracts[1]	$(271,953)

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[2]	$(714)

Average Number of Notional Amounts
Futures Contracts[3]	2
[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[3]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Select Mid Cap Core VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Select Mid Cap Core VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2022 and for the period October 25, 2021 (commencement of operations) through December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year ended December 31, 2022, and the changes in its net assets and the financial highlights for the year ended December 31, 2022 and for the period October 25, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015– 2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012– 2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11408

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Small-Mid Cap Core VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Small-Mid Cap Core VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN SMALL-MID CAP CORE VIP FUND

FUND COMMENTARY OF ALLSPRING GLOBAL INVESTMENTS, LLC, SUB-ADVISER

(UNAUDITED)

Highlights

•	The Guardian Small-Mid Cap Core VIP Fund (the “Fund”) returned -17.44% for the 12 months ended December 31, 2022, and outperformed its benchmark, the Russell 2500® Index[1] (the “Index”), over the period. The Fund’s outperformance relative to the Index was primarily due to security selection in the financials, health care and materials sectors. Conversely, an underweight in the energy and utilities sectors along with stock selection in consumer staples were among the largest relative detractors to the Fund’s performance.

•	The Index delivered a return of -18.37% during the period.

Market Overview

Notwithstanding the rally in the last three months of the year, 2022 marked the steepest decline for equities since 2008 and the seventh worst year on record. The sharp retracement served as the largest market cap drawdown ever as the six largest technology companies in aggregate lost nearly $4.5 trillion in market value. Many asset classes which had historically exhibited lower correlations fell in unison. Sustained inflation, an unprecedented U.S. Federal Reserve (the “Fed”) interest rate-hiking cycle, constricting liquidity conditions, and the unwinding of COVID-19 era economic distortions exacerbated the pressure with long-duration assets like growth stocks bearing the brunt of the declines.

Earlier in 2022, large- and mega-cap stocks had outperformed mid- and small-cap stocks for more than a decade. However, elevated inflation and higher interest rates plundered many of the mega-cap technology names in 2022. Small- and mid-cap stocks are trading at multi-decade valuation lows relative to their large cap counterparts. We believe that this dynamic, coupled with the changing economic landscape, presents opportunities for our small- and mid-cap core style. We also believe that it is reasonable to assume that volatility is here to stay for the foreseeable future and that the need for valuation-centric active management is critical.

Portfolio Review

The Fund outperformed the Index over the period. Stock selection drove the Fund’s outperformance, with financials, health care, and materials sectors serving as the largest contributors during the period. Alternatively, stock selection in the consumer staples sector and the Fund’s underweight to utilities and energy sectors detracted from relative performance.

Outlook

Within the current backdrop of a global tightening cycle and geopolitical tensions, we expect near-term economic growth to decelerate. Such expectations appear to be consistent with that of the markets as investor sentiment sits at historically low levels. While timing an inflection point is always difficult, the reset in expectations illustrated by a sharp contraction in valuations gives us confidence that the market has probably digested much of the expected slowdown.

We feel comfortable with our positioning and continue to maintain diversified exposure across sectors in both growth and value stocks. A key outcome of our bottom-up, flexible and active core approach is the ability to migrate to wherever the best opportunities in the market exist. Our style-agnostic focus and Private Market Value (“PMV”) process provides access to a broader opportunity set of stocks which can often be overlooked by style-based managers. Additionally, our core approach enables us to adeptly navigate volatility that arises when different investment styles come in and fall out of favor. Our PMV process, which goes back more than 30 years, has proven to be successful over many market cycles. We believe that there may be good opportunities for clients with long-term investing horizons in the current market environment.

[1]

The Index measures the performance of the small to midcap segment of the US equity universe, commonly referred to as “smid” cap. It is a subset of the Russell 3000® Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN SMALL-MID CAP CORE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $290,578,178

Sector Allocation[1] As of December 31, 2022

Top Ten Holdings[2] As of December 31, 2022

Holding	% of Total Net Assets
Atkore, Inc.	2.72%
Carlisle Cos., Inc.	2.38%
MTU Aero Engines AG	2.32%
Burlington Stores, Inc.	2.26%
Sun Communities, Inc. REIT	2.11%
Masonite International Corp.	2.07%
Ashland, Inc.	1.97%
Arch Capital Group Ltd.	1.91%
United Rentals, Inc.	1.84%
PagerDuty, Inc.	1.77%
Total	21.35%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN SMALL-MID CAP CORE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Small-Mid Cap Core VIP Fund	10/25/2021	-17.44%	—	—	-14.28%
Russell 2500® Index		-18.37%	—	—	-19.71%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Small-Mid Cap Core VIP Fund and the Russell 2500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$1,062.50	$4.83	0.93%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74	0.93%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 97.8%

Aerospace & Defense – 2.3%

MTU Aero Engines AG (Germany)	31,123	$6,736,273

		6,736,273
Auto Components – 1.1%

Dana, Inc.	213,137	3,224,763

		3,224,763
Banks – 2.4%

Pinnacle Financial Partners, Inc.	39,492	2,898,713

Webster Financial Corp.	84,854	4,016,988

		6,915,701
Biotechnology – 0.2%

Sage Therapeutics, Inc.(1)	14,811	564,892

		564,892
Building Products – 8.3%

Armstrong World Industries, Inc.	56,870	3,900,713

AZEK Co., Inc.(1)	223,676	4,545,096

Carlisle Cos., Inc.	29,387	6,925,047

Masonite International Corp.(1)	74,575	6,011,491

Tecnoglass, Inc.	84,782	2,608,742

		23,991,089
Capital Markets – 2.0%

Cboe Global Markets, Inc.	28,398	3,563,097

Raymond James Financial, Inc.	19,783	2,113,814

		5,676,911
Chemicals – 4.8%

Ashland, Inc.	53,262	5,727,263

Quaker Chemical Corp.	22,984	3,836,030

Westlake Corp.	41,767	4,282,788

		13,846,081
Commercial Services & Supplies – 3.6%

IAA, Inc.(1)	94,807	3,792,280

Republic Services, Inc.	22,685	2,926,138

Stericycle, Inc.(1)	75,081	3,745,791

		10,464,209
Construction & Engineering – 1.3%

API Group Corp.(1)	206,477	3,883,832

		3,883,832
Containers & Packaging – 1.2%

Crown Holdings, Inc.	41,781	3,434,816

		3,434,816
Diversified Consumer Services – 1.3%

Service Corp. International	53,303	3,685,369

		3,685,369
Electrical Equipment – 2.7%

Atkore, Inc.(1)	69,750	7,911,045

		7,911,045
Electronic Equipment, Instruments & Components – 1.6%

Teledyne Technologies, Inc.(1)	11,687	4,673,748

		4,673,748

December 31, 2022	Shares	Value
Equity Real Estate Investment Trusts (REITs) – 9.4%

American Homes 4 Rent, Class A	125,664	$3,787,513

Apartment Income REIT Corp.	100,241	3,439,269

Life Storage, Inc.	36,444	3,589,734

SBA Communications Corp.	13,561	3,801,284

Sun Communities, Inc.	42,845	6,126,835

Terreno Realty Corp.	68,880	3,917,205

VICI Properties, Inc.	78,692	2,549,621

		27,211,461
Food Products – 1.2%

Nomad Foods Ltd.(1)	208,710	3,598,160

		3,598,160
Health Care Equipment & Supplies – 4.9%

Haemonetics Corp.(1)	60,399	4,750,381

Integer Holdings Corp.(1)	60,462	4,139,229

LivaNova PLC(1)	78,792	4,376,108

ViewRay, Inc.(1)	251,698	1,127,607

		14,393,325
Health Care Providers & Services – 2.9%

HealthEquity, Inc.(1)	76,999	4,746,218

Humana, Inc.	6,985	3,577,647

		8,323,865
Health Care Technology – 0.4%

Schrodinger, Inc.(1)	57,135	1,067,853

		1,067,853
Hotels, Restaurants & Leisure – 1.2%

Planet Fitness, Inc., Class A(1)	45,660	3,598,008

		3,598,008
Household Durables – 1.1%

Mohawk Industries, Inc.(1)	30,141	3,081,013

		3,081,013
Household Products – 1.2%

Church & Dwight Co., Inc.	45,102	3,635,672

		3,635,672
Insurance – 5.2%

Arch Capital Group Ltd.(1)	88,334	5,545,609

Axis Capital Holdings Ltd.	88,448	4,791,228

Reinsurance Group of America, Inc.	32,700	4,646,343

		14,983,180
Interactive Media & Services – 1.0%

Bumble, Inc., Class A(1)	135,848	2,859,600

		2,859,600
Internet & Direct Marketing Retail – 1.2%

Revolve Group, Inc.(1)	153,361	3,413,816

		3,413,816
IT Services – 2.2%

Genpact Ltd.	72,209	3,344,721

Okta, Inc.(1)	44,132	3,015,539

		6,360,260

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

December 31, 2022	Shares	Value
Life Sciences Tools & Services – 3.4%

Azenta, Inc.(1)	61,926	$3,605,332

Bio-Rad Laboratories, Inc., Class A(1)	11,868	4,990,375

Codexis, Inc.(1)	122,725	571,899

Sotera Health Co.(1)	103,516	862,288

		10,029,894
Machinery – 1.1%

Ingersoll Rand, Inc.	61,474	3,212,016

		3,212,016
Metals & Mining – 1.7%

Reliance Steel & Aluminum Co.	11,368	2,301,338

Steel Dynamics, Inc.	28,583	2,792,559

		5,093,897
Personal Products – 0.3%

Honest Co., Inc.(1)	255,272	768,369

		768,369
Professional Services – 1.0%

Dun & Bradstreet Holdings, Inc.	246,593	3,023,230

		3,023,230
Semiconductors & Semiconductor Equipment – 2.7%

Marvell Technology, Inc.	103,675	3,840,122

ON Semiconductor Corp.(1)	64,796	4,041,327

		7,881,449
Software – 11.7%

8x8, Inc.(1)	187,100	808,272

Black Knight, Inc.(1)	69,666	4,301,875

Fair Isaac Corp.(1)	5,841	3,496,306

Instructure Holdings, Inc.(1)	145,828	3,418,208

New Relic, Inc.(1)	63,061	3,559,793

PagerDuty, Inc.(1)	193,476	5,138,723

Q2 Holdings, Inc.(1)	82,996	2,230,103

Qualtrics International, Inc., Class A(1)	392,163	4,070,652

Riskified Ltd., Class A(1)	148,206	684,712

SPS Commerce, Inc.(1)	24,559	3,154,112

WalkMe Ltd.(1)	270,848	3,028,081

		33,890,837
Specialty Retail – 5.4%

Burlington Stores, Inc.(1)	32,448	6,579,157

Leslie’s, Inc.(1)	302,563	3,694,294

National Vision Holdings, Inc.(1)	90,905	3,523,478

December 31, 2022	Shares	Value
Specialty Retail (continued)

Tractor Supply Co.	8,885	$1,998,858

		15,795,787
Textiles, Apparel & Luxury Goods – 1.4%

Deckers Outdoor Corp.(1)	10,468	4,178,407

		4,178,407
Thrifts & Mortgage Finance – 1.2%

Essent Group Ltd.	86,734	3,372,218

		3,372,218
Trading Companies & Distributors – 3.2%

Air Lease Corp.	102,495	3,937,858

United Rentals, Inc.(1)	15,023	5,339,475

		9,277,333

Total Common Stocks (Cost $333,368,010)		284,058,379
Exchange–Traded Funds – 1.4%

SPDR S&P Biotech ETF(1)	48,798	4,050,234

Total Exchange–Traded Funds (Cost $5,250,389)		4,050,234

	Principal Amount	Value
Short–Term Investments – 0.9%

Repurchase Agreements – 0.9%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $2,655,933, due 1/3/2023(2)	$2,655,555	2,655,555

Total Repurchase Agreements (Cost $2,655,555)		2,655,555

Total Investments – 100.1% (Cost $341,273,954)		290,764,168

Liabilities in excess of other assets – (0.1)%		(185,990)

Total Net Assets – 100.0%		$290,578,178

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$3,708,500	$2,708,738

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$277,322,106	$6,736,273	*	$—	$284,058,379
Exchange–Traded Funds	4,050,234	—		—	4,050,234
Repurchase Agreements	—	2,655,555		—	2,655,555
Total	$281,372,340	$9,391,828		$—	$290,764,168

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SMALL-MID CAP CORE VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$290,764,168

Dividends/interest receivable	196,953

Reimbursement receivable from adviser	6,395

Foreign tax reclaims receivable	5,699

Receivable for fund shares subscribed	3,238

Prepaid expenses	9,659

Total Assets	290,986,112

Liabilities

Investment advisory fees payable	159,013

Payable for fund shares redeemed	130,520

Distribution fees payable	62,717

Accrued audit fees	20,476

Accrued custodian and accounting fees	6,552

Accrued trustees’ and officers’ fees	774

Accrued expenses and other liabilities	27,882

Total Liabilities	407,934

Total Net Assets	$290,578,178

Net Assets Consist of:

Paid-in capital	$354,060,754

Distributable loss	(63,482,576)

Total Net Assets	$290,578,178

Investments, at Cost	$341,273,954

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	34,890,180

Net Asset Value Per Share	$8.33

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$2,452,369

Interest	14,041

Withholding taxes on foreign dividends	(7,422)

Total Investment Income	2,458,988

Expenses

Investment advisory fees	2,001,324

Distribution fees	792,219

Professional fees	89,581

Trustees’ and officers’ fees	74,388

Administrative fees	39,758

Custodian and accounting fees	38,560

Transfer agent fees	15,708

Shareholder reports	12,415

Other expenses	16,769

Total Expenses	3,080,722

Less: Fees waived	(133,669)

Total Expenses, Net	2,947,053

Net Investment Income/(Loss)	(488,065)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	(15,596,981)

Net realized gain/(loss) from foreign currency transactions	(2,428)

Net change in unrealized appreciation/(depreciation) on investments	(51,005,065)

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	70

Net Loss on Investments and Foreign Currency Transactions	(66,604,404)

Net Decrease in Net Assets Resulting From Operations	$(67,092,469)

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN SMALL-MID CAP CORE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Period Ended 12/31/21[1]

Operations

Net investment income/(loss)	$(488,065)	$(109,765)

Net realized gain/(loss) from investments and foreign currency transactions	(15,599,409)	3,224,379

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(51,004,995)	495,279

Net Increase/(Decrease) in Net Assets Resulting from Operations	(67,092,469)	3,609,893

Capital Share Transactions

Proceeds from sales of shares	18,722,176	401,118,462 [2]

Cost of shares redeemed	(46,179,165)	(19,600,719)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(27,456,989)	381,517,743

Net Increase/(Decrease) in Net Assets	(94,549,458)	385,127,636

Net Assets

Beginning of period	385,127,636	—

End of period	$290,578,178	$385,127,636

Other Information:

Shares

Sold	2,101,513	40,112,771

Redeemed	(5,375,253)	(1,948,851)

Net Increase/(Decrease)	(3,273,740)	38,163,920

[1]	Commenced operations on October 25, 2021.
[2]	Includes in-kind subscriptions of $171,042,398. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

8	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

9

FINANCIAL INFORMATION — GUARDIAN SMALL-MID CAP CORE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Loss(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$10.09	$(0.01)		$(1.75)	$(1.76)	$8.33	(17.44)%

Period Ended 12/31/21(4)	10.00	(0.00)	(5)	0.09	0.09	10.09	0.90%	(6)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SMALL-MID CAP CORE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Loss to Average Net Assets(3)		Gross Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$290,578	0.93%		0.97%		(0.15)%		(0.19)%		39%

385,128	0.90%	(6)	0.98%	(6)	(0.12)%	(6)	(0.20)%	(6)	59%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 25, 2021.

(5)	Rounds to $(0.00) per share.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2021, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Small-Mid Cap Core VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 25, 2021. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2022, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% of the first $200 million, and 0.60% in excess of $200 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.93% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue waived fees and/or paid Fund expenses in the amount of $133,669.

Park Avenue has entered into a Sub-Advisory Agreement with Allspring Global Investments, LLC (“Allspring”). Allspring is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $792,219 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $125,103,793 and $153,164,990, respectively, for the year ended December 31, 2022. During the year ended December 31, 2022, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

(a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Small-Mid Cap Core VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Small-Mid Cap Core VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2022 and for the period October 25, 2021 (commencement of operations) through December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year ended December 31, 2022, and the changes in its net assets and the financial highlights for the year ended December 31, 2022 and for the period October 25, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

21

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11409

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Strategic Large Cap Core VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Strategic Large Cap Core VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

FUND COMMENTARY OF ALLIANCEBERNSTEIN, L.P., SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Strategic Large Cap Core VIP Fund (the “Fund”) returned -10.08%, outperforming its benchmark, the Standard & Poor’s 500 Index[1] (the “Index”) for the 12 months ended December 31, 2022. Both security and sector selection contributed to returns relative to the Index.

•	The Index fell -18.11% for the same period.

Market Overview

U.S., international and emerging-market stocks declined during the 12-month period ended December 31, 2022. The Index declined -18.11%. In response to persistently high inflation, central banks — led by the U.S. Federal Reserve (the “Fed”) — took a hawkish pivot, which raised concerns that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into a recession. Volatility increased and stocks pulled back after the Fed announced its first interest rate hike in March 2022, which was followed by six additional interest rate raises, including four consecutive 0.75% increases. Equity markets rebounded briefly at the end of the period, after some early evidence of easing inflationary pressures raised hopes that the Fed and other key central banks would soon slow the pace of interest rate hikes. Optimism faded and equity markets gave back gains after the Fed downshifted to a 0.50% rate hike but strongly reaffirmed its “higher-for-longer” conviction. Both value- and growth-oriented stocks declined for the year. Value stocks significantly outperformed growth stocks, as growth stocks were pressured more by rising interest rates throughout most of the year. Large-cap stocks narrowly outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

Portfolio Overview

Although the Fund’s performance declined in absolute terms, it outperformed the Index for the year. Both security and sector selection contributed to relative returns. Security selection within the technology sector contributed to performance, while selection in the energy sector detracted from performance. An underweight to the consumer discretionary sector contributed to performance, while an underweight to the energy sector detracted from performance.

Outlook

After a tumultuous 2022, investors are hoping for an eventual end to monetary tightening, and with it, a reprieve from brutal market volatility. But since corporate earnings are still adjusting to a new regime, we believe the road will be bumpy. We expect 2023 to be a year of transition, with a gradual fading of price pressures allowing policymakers and market participants to take a more balanced approach to assessing growth and inflation dynamics. In our view, the need for policymakers to moderate the inflationary pressure seems to remain, and we expect additional interest rate increases in most major economies during the first quarter of 2023. But we believe that the cumulative impact of interest rate hikes in 2022 and early 2023 may be sufficient to bring inflation down. We believe that the pace of interest rate hikes will continue to slow and may cease within a few months.

Monetary policy is rapidly tightening. Because interest rates currently are rising, real growth is slowing, and the probability of a recession has increased sharply. Our forecasts for the major economies of the world incorporate a mild recession, characterized by gross domestic product (GDP) growth close to zero in the U.S. and slightly lower than that in the United Kingdom (“UK”) and the Euro zone. We also expect unemployment to rise above its equilibrium level in each economy. We believe the damage is likely to be greater in Europe, because of the impact of the conflict in Ukraine on natural gas imports to other European countries, and in the UK due to a more limited post-Brexit labor supply. The global economy has slowed, most notably in the housing market. We expect the impact of higher interest rates to persist and the slowdown in the housing market to affect other sectors of the economy.

We do not expect significant economic or financial imbalances that could cause a mild recession to spiral into something more severe. We believe that the global financial system is better capitalized, and heightened regulation in the aftermath of the financial crisis may lower the probability that poor risk management will lead to leverage or liquidity concerns. A better capitalized and more highly regulated financial system is critical to our outlook, because the financial sector, if in distress, can have significant negative impacts on the global economy.

[1]

The Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Similarly, we see little evidence of asset-price bubbles in systemically important sectors of the economy. To the extent that there are bubbles, they seem most likely to appear in smaller segments of the financial system where their impact is less likely to cause significant collateral damage. However, bubbles are often hard to observe until after the fact, but for now our assessment is that the systemic risk posed by inflated asset prices appears limited.

As long as the Fed remains in tightening mode, our view is that equity markets will remain under stress. Until inflation is declining in a sustainable way, we believe investors should not expect support from central banks. We believe higher interest rates, lower equity prices and wider credit spreads are, unfortunately, part of the solution to the inflation problem. We expect market volatility to be with us for at least the next several months, and believe that a disciplined approach to identifying high-quality, stable companies at the right price may provide investors with multiple ways to mitigate market volatility risk while still participating in potential market gains.

We believe that seeking companies with quality businesses can help position portfolios for long-term resilience. We look for features such as pricing power, competitive advantages, innovation and management skill in uncovering companies that we believe can overcome the profitability headwinds created by inflation and higher interest rates. We believe cash flows are an essential indicator of quality. Companies with high free cash flow have typically performed better through economic slowdowns and recessions. Healthy balance sheets and low debt levels also have the potential to offer some risk mitigation from rising interest rates.

In our view, investors can also offset slowing growth with stability. Stable companies have the potential to cushion on the downside because they typically have lower beta — sensitivity to the broader market — than traditional growth firms. As with quality companies, fundamental research can unearth companies with hallmarks of stability across a broad array of sectors and industries. Firms like these are often seen in traditional defensive sectors such as healthcare, utilities and consumer staples, but can also be found in traditionally less-defensive sectors like technology, financials and energy.

We believe that equity portfolios designed to smooth volatility are especially appealing in the current market environment. We continue to look for companies that offer a combination of quality and stability at attractive prices, the three core elements that underpin our investment philosophy in good and bad times. For long-term, outcome-oriented investors, we believe that companies with these features are best positioned to deliver strong potential returns through changing environments.

2

GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $270,460,532

Sector Allocation[1] As of December 31, 2022

Top Ten Holdings[2] As of December 31, 2022

Holding	% of Total Net Assets
Microsoft Corp.	6.22%
Alphabet, Inc., Class C	3.73%
Apple, Inc.	3.22%
Merck & Co., Inc.	3.06%
AutoZone, Inc.	2.81%
Broadcom, Inc.	2.77%
UnitedHealth Group, Inc.	2.56%
AbbVie, Inc.	2.43%
Oracle Corp.	2.27%
JPMorgan Chase & Co.	1.99%
Total	31.06%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Strategic Large Cap Core VIP Fund	10/25/2021	-10.08%	—	—	-6.10%
Standard & Poor’s 500® Index		-18.11%	—	—	-14.29%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Strategic Large Cap Core VIP Fund and the Standard & Poor’s 500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$1,042.70	$4.32	0.84%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.97	$4.28	0.84%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 96.0%

Aerospace & Defense – 1.9%

Lockheed Martin Corp.	10,760	$5,234,632

		5,234,632
Banks – 2.0%

JPMorgan Chase & Co.	40,045	5,370,035

		5,370,035
Beverages – 2.0%

Coca-Cola Co.	71,451	4,544,998

Keurig Dr Pepper, Inc.	26,171	933,258

		5,478,256
Biotechnology – 2.4%

AbbVie, Inc.	40,664	6,571,709

		6,571,709
Capital Markets – 2.8%

Cboe Global Markets, Inc.	12,638	1,585,690

Houlihan Lokey, Inc.	33,035	2,879,331

Intercontinental Exchange, Inc.	29,175	2,993,063

		7,458,084
Chemicals – 0.6%

LyondellBasell Industries NV, Class A	20,459	1,698,711

		1,698,711
Construction & Engineering – 0.8%

AECOM	24,930	2,117,305

		2,117,305
Diversified Telecommunication Services – 1.0%

Verizon Communications, Inc.	70,317	2,770,490

		2,770,490
Electric Utilities – 2.9%

American Electric Power Co., Inc.	30,140	2,861,793

NextEra Energy, Inc.	23,634	1,975,802

Xcel Energy, Inc.	43,004	3,015,011

		7,852,606
Electronic Equipment, Instruments & Components – 0.8%

CDW Corp.	12,380	2,210,820

		2,210,820
Entertainment – 1.7%

Electronic Arts, Inc.	36,811	4,497,568

		4,497,568
Food & Staples Retailing – 2.0%

Koninklijke Ahold Delhaize NV, ADR	108,824	3,123,249

Walmart, Inc.	15,883	2,252,050

		5,375,299
Food Products – 1.2%

General Mills, Inc.	39,314	3,296,479

		3,296,479
Health Care Providers & Services – 7.0%

Centene Corp.(1)	48,405	3,969,694

CVS Health Corp.	40,657	3,788,826

McKesson Corp.	11,453	4,296,249

December 31, 2022	Shares	Value
Health Care Providers & Services (continued)

UnitedHealth Group, Inc.	13,075	$6,932,104

		18,986,873
Hotels, Restaurants & Leisure – 2.0%

Booking Holdings, Inc.(1)	1,385	2,791,163

Domino’s Pizza, Inc.	7,302	2,529,413

		5,320,576
Household Products – 1.1%

Procter & Gamble Co.	19,908	3,017,256

		3,017,256
Insurance – 6.2%

Everest Re Group Ltd.	9,723	3,220,938

Marsh & McLennan Cos., Inc.	23,030	3,811,004

Progressive Corp.	23,638	3,066,085

Selective Insurance Group, Inc.	17,049	1,510,712

Willis Towers Watson PLC	20,701	5,063,051

		16,671,790
Interactive Media & Services – 3.7%

Alphabet, Inc., Class C(1)	113,829	10,100,047

		10,100,047
Internet & Direct Marketing Retail – 0.5%

Amazon.com, Inc.(1)	15,790	1,326,360

		1,326,360
IT Services – 11.6%

Amdocs Ltd.	34,796	3,162,956

Automatic Data Processing, Inc.	13,662	3,263,305

Fidelity National Information Services, Inc.	52,228	3,543,670

Genpact Ltd.	97,820	4,531,022

Mastercard, Inc., Class A	7,736	2,690,039

Paychex, Inc.	39,001	4,506,956

VeriSign, Inc.(1)	22,347	4,590,968

Visa, Inc., Class A	24,105	5,008,055

		31,296,971
Life Sciences Tools & Services – 0.5%

Thermo Fisher Scientific, Inc.	2,299	1,266,036

		1,266,036
Media – 1.3%

Comcast Corp., Class A	103,756	3,628,347

		3,628,347
Multi-Utilities – 0.8%

CenterPoint Energy, Inc.	70,155	2,103,948

		2,103,948
Oil, Gas & Consumable Fuels – 1.5%

Shell PLC, ADR	72,588	4,133,887

		4,133,887
Pharmaceuticals – 7.4%

Eli Lilly and Co.	11,312	4,138,382

Johnson & Johnson	22,212	3,923,750

Merck & Co., Inc.	74,582	8,274,873

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

December 31, 2022	Shares	Value
Pharmaceuticals (continued)

Roche Holding AG, ADR	94,270	$3,690,670

		20,027,675
Professional Services – 1.5%

Booz Allen Hamilton Holding Corp.	24,681	2,579,658

RELX PLC, ADR	53,740	1,489,673

		4,069,331
Road & Rail – 0.5%

Knight-Swift Transportation Holdings, Inc.	25,990	1,362,136

		1,362,136
Semiconductors & Semiconductor Equipment – 3.9%

Broadcom, Inc.	13,422	7,504,643

KLA Corp.	5,069	1,911,165

Texas Instruments, Inc.	6,540	1,080,539

		10,496,347
Software – 14.5%

Adobe, Inc.(1)	9,445	3,178,526

Fortinet, Inc.(1)	36,975	1,807,708

Gen Digital, Inc.	236,042	5,058,380

Microsoft Corp.	70,162	16,826,251

Oracle Corp.	74,951	6,126,495

ServiceNow, Inc.(1)	7,477	2,903,095

VMware, Inc., Class A(1)	27,535	3,380,196

		39,280,651
Specialty Retail – 4.3%

AutoZone, Inc.(1)	3,080	7,595,834

O’Reilly Automotive, Inc.(1)	4,616	3,896,043

		11,491,877
Technology Hardware, Storage & Peripherals – 3.2%

Apple, Inc.	66,983	8,703,101

		8,703,101

December 31, 2022	Shares	Value
Tobacco – 2.4%

Altria Group, Inc.	46,591	$2,129,675

Philip Morris International, Inc.	43,377	4,390,186

		6,519,861

Total Common Stocks (Cost $267,825,767)		259,735,064

	Principal Amount	Value
Short–Term Investments – 3.0%

Repurchase Agreements – 3.0%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $8,006,727, due 1/3/2023(2)	$8,005,588	8,005,588

Total Repurchase Agreements (Cost $8,005,588)		8,005,588

Total Investments – 99.0% (Cost $275,831,355)		267,740,652

Assets in excess of other liabilities – 1.0%		2,719,880

Total Net Assets – 100.0%		$270,460,532

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$11,179,600	$8,165,729

Legend:

ADR — American Depositary Receipt

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$259,735,064	$—	$—	$259,735,064
Repurchase Agreements	—	8,005,588	—	8,005,588
Total	$259,735,064	$8,005,588	$—	$267,740,652

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$267,740,652

Receivable for investments sold	2,721,076

Dividends/interest receivable	239,661

Foreign tax reclaims receivable	25,341

Reimbursement receivable from adviser	4,476

Receivable for fund shares subscribed	128

Prepaid expenses	9,434

Total Assets	270,740,768

Liabilities

Investment advisory fees payable	125,600

Distribution fees payable	58,554

Payable for fund shares redeemed	41,719

Accrued audit fees	20,476

Accrued custodian and accounting fees	5,686

Accrued trustees’ and officers’ fees	758

Accrued expenses and other liabilities	27,443

Total Liabilities	280,236

Total Net Assets	$270,460,532

Net Assets Consist of:

Paid-in capital	$295,821,807

Distributable loss	(25,361,275)

Total Net Assets	$270,460,532

Investments, at Cost	$275,831,355

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	29,159,752

Net Asset Value Per Share	$9.28

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$4,991,423

Interest	36,207

Withholding taxes on foreign dividends	(42,508)

Total Investment Income	4,985,122

Expenses

Investment advisory fees	1,617,071

Distribution fees	758,536

Professional fees	86,787

Trustees’ and officers’ fees	71,274

Administrative fees	38,698

Custodian and accounting fees	32,244

Transfer agent fees	16,990

Shareholder reports	11,972

Other expenses	16,023

Total Expenses	2,649,595

Less: Fees waived	(100,914)

Total Expenses, Net	2,548,681

Net Investment Income/(Loss)	2,436,441

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	(18,899,562)

Net change in unrealized appreciation/(depreciation) on investments	(20,561,767)

Net Loss on Investments	(39,461,329)

Net Decrease in Net Assets Resulting From Operations	$(37,024,888)

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Period Ended 12/31/21[1]

Operations

Net investment income/(loss)	$2,436,441	$542,179

Net realized gain/(loss) from investments	(18,899,562)	(1,349,630)

Net change in unrealized appreciation/(depreciation) on investments	(20,561,767)	12,471,064

Net Increase/(Decrease) in Net Assets Resulting from Operations	(37,024,888)	11,663,613

Capital Share Transactions

Proceeds from sales of shares	3,263,707	372,417,011 [2]

Cost of shares redeemed	(67,779,297)	(12,079,614)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(64,515,590)	360,337,397

Net Increase/(Decrease) in Net Assets	(101,540,478)	372,001,010

Net Assets

Beginning of period	372,001,010	—

End of period	$270,460,532	$372,001,010

Other Information:

Shares

Sold	352,090	37,241,379

Redeemed	(7,236,045)	(1,197,672)

Net Increase/(Decrease)	(6,883,955)	36,043,707

[1]	Commenced operations on October 25, 2021.
[2]	Includes in-kind subscriptions of $331,230,005. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights

	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$10.32	$0.08	$(1.12)	$(1.04)	$9.28	(10.08)%

Period Ended 12/31/21(4)	10.00	0.01	0.31	0.32	10.32	3.20%(5)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$270,461	0.84%	0.87%	0.80%	0.77%	45%

372,001	0.81%(5)	0.89%(5)	0.82%(5)	0.74%(5)	80%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 25, 2021.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2021, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Strategic Large Cap Core VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 25, 2021. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2022, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.55% of the first $200 million, and 0.50% in excess of $200 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.84% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue waived fees and/or paid Fund expenses in the amount of $100,914.

Park Avenue has entered into a Sub-Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $758,536 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $132,465,284 and $188,720,291, respectively, for the year ended December 31, 2022. During the year ended December 31, 2022, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

(a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Strategic Large Cap Core VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Strategic Large Cap Core VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2022 and for the period October 25, 2021 (commencement of operations) through December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year ended December 31, 2022, and the changes in its net assets and the financial highlights for the year ended December 31, 2022 and for the period October 25, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

21

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11410

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Integrated Research VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Integrated Research VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTEGRATED RESEARCH VIP FUND

FUND COMMENTARY OF WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Integrated Research VIP Fund (the “Fund”) returned -21.13% for the 12 months ended December 31, 2022, underperforming its benchmark, the Standard & Poor’s 500® Index[1] (the “Index”). The Fund’s underperformance relative to the Index was primarily due to weak security selection within the communication services, information technology, and energy sectors.

•	The Index returned -18.11% for the one-year period ending December 31, 2022. Within the Index, the energy and utilities sectors significantly contributed to performance, while the communication services and consumer discretionary sectors detracted from performance during the period.

Market Overview

U.S. equities, as measured by the Index, fell over the 12 months ended December 31, 2022, amid rampant inflation, surging borrowing costs, uncertainty about corporate earnings and an increased probability of a recession. U.S. equities opened the year by registering their first quarterly loss since March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (the “Fed”) drove the Index into correction territory in February. U.S. equities continued to fall during a volatile second quarter. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index2 to its largest quarterly loss since September 2001. The housing market was pressured by soaring mortgage rates, slowing demand, and elevated home prices. U.S. equities fell in the third quarter as risk sentiment deteriorated on fears that aggressive interest-rate hikes and tighter financial conditions would constrict economic growth and drive the U.S. into a recession. U.S. equities rallied in the fourth quarter following three straight quarterly declines. Greater optimism that the Fed would begin to scale back its aggressive pace of interest-rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in October and November before risk sentiment waned in December amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters. In December, the Fed raised interest rates by 50 basis points (“bps”), snapping a streak of four consecutive interest rate hikes of 75 bps.

Portfolio Review

Stock selection was the primary driver of underperformance relative to the Index during the period. Weak selection within the communication services, information technology, and energy sectors was partially offset by stronger selection in the consumer discretionary, financials, and health care sectors. Sector allocation, a residual component of the Fund’s bottom-up stock selection process, also detracted from performance relative to the Index. An underweight allocation to the energy sector detracted from relative performance but was partially offset by an overweight to the health care sector.

Outlook

As we look ahead, we believe that there are increasing indications that inflationary pressures are abating in the goods components of both the Consumer Price Index3 and the Personal Consumption Expenditures Price Index4, and that there is a clearer path to a gradual disinflation in housing-related expenses by the second half of 2023. However, the services component of both indicators remains stubbornly high, driven by a still-resilient U.S. labor market driving continued upward wage pressure. Accordingly, the Federal Open Market Committee (the “FOMC”) remains steadfast in its determination to continue to slow the U.S. economy and has indicated that incremental rate hikes should be expected in early 2023, with the FOMC’s “dot plot” median federal funds rate projection now having increased from 4.6% to 5.1% for the end of 2023. We believe it is increasingly clear that a mild recession is the likely scenario as the Fed seeks to cool wage inflation and bring down both realized inflation and future inflationary expectations.

With the Fed undertaking efforts to slow growth, companies may feel the impacts of decelerating revenue without relief from wage pressure in early 2023. Thus, we believe a key challenge for and differentiator amongst companies will be the degree to which they can avoid the resultant margin compression through productivity offsets, innovation, or market share gains.

As we enter 2023, Russia’s large scale military attack on Ukraine is approaching its one-year anniversary without any apparent cessation in sight. Both the preparation ahead of the winter season and milder-than-expected temperatures across the region have spared the continent from the worst-case scenario in terms of heating and energy supply, but we believe much uncertainty will remain in the conflict even after this winter has passed.

1

GUARDIAN INTEGRATED RESEARCH VIP FUND

On the positive side, supply-chain issues, which plagued most industries in the preceding two years, continue to ease, providing cost relief and improving visibility. Further, China appears to be relaxing its restrictive COVID-19 related policies to revitalize growth and placate an increasingly frustrated populace. We believe this incremental source of demand could help offset the expected frictions from slower growth elsewhere in the world.

[1]

The Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

[2]	The Nasdaq Composite Index (NASDAQ) is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

[3]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

[4]

The Personal Consumption Expenditures Price Index (PCE) is a measure of the prices that people living in the United States, or those buying on their behalf, pay for goods and services. The PCE price index is known for capturing inflation (or deflation) across a wide range of consumer expenses and reflecting changes in consumer behavior.

2

GUARDIAN INTEGRATED RESEARCH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $353,901,249

Sector Allocation[1] As of December 31, 2022

Top Ten Holdings[2] As of December 31, 2022

Holding	% of Total Net Assets
Microsoft Corp.	6.15%
Apple, Inc.	4.46%
Alphabet, Inc., Class A	3.57%
UnitedHealth Group, Inc.	3.23%
Amazon.com, Inc.	3.11%
JPMorgan Chase & Co.	2.41%
Procter & Gamble Co.	2.34%
Eli Lilly and Co.	2.12%
Pfizer, Inc.	2.08%
TJX Cos., Inc.	1.98%
Total	31.45%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN INTEGRATED RESEARCH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Integrated Research VIP Fund	9/1/2016	-21.13%	7.02%	—	8.98%
Standard & Poor’s 500® Index		-18.11%	9.42%	—	11.44%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Integrated Research VIP Fund and the Standard & Poor’s 500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$1,008.80	$4.25	0.84%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.97	$4.28	0.84%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 98.7%

Aerospace & Defense – 1.7%

Raytheon Technologies Corp.	60,089	$6,064,182

		6,064,182
Automobiles – 1.0%

Ford Motor Co.	245,855	2,859,293

Tesla, Inc.(1)	5,538	682,171

		3,541,464
Banks – 4.1%

Bank of America Corp.	184,208	6,100,969

JPMorgan Chase & Co.	63,464	8,510,522

		14,611,491
Beverages – 3.1%

Constellation Brands, Inc., Class A	21,833	5,059,798

Monster Beverage Corp.(1)	57,009	5,788,124

		10,847,922
Biotechnology – 3.5%

Regeneron Pharmaceuticals, Inc.(1)	7,098	5,121,136

Seagen, Inc.(1)	19,309	2,481,400

Vertex Pharmaceuticals, Inc.(1)	16,857	4,867,964

		12,470,500
Building Products – 2.3%

Fortune Brands Innovations, Inc.	48,402	2,764,238

Johnson Controls International PLC	83,544	5,346,816

		8,111,054
Capital Markets – 2.9%

Charles Schwab Corp.	50,435	4,199,218

Morgan Stanley	71,760	6,101,035

		10,300,253
Chemicals – 2.5%

PPG Industries, Inc.	32,984	4,147,408

Sherwin-Williams Co.	19,220	4,561,483

		8,708,891
Communications Equipment – 0.8%

F5, Inc.(1)	18,680	2,680,767

		2,680,767
Consumer Finance – 1.7%

American Express Co.	40,710	6,014,903

		6,014,903
Electric Utilities – 3.1%

American Electric Power Co., Inc.	33,763	3,205,797

Duke Energy Corp.	46,021	4,739,703

Eversource Energy	35,465	2,973,385

		10,918,885
Electrical Equipment – 1.4%

AMETEK, Inc.	34,871	4,872,176

		4,872,176
Electronic Equipment, Instruments & Components – 1.8%

CDW Corp.	22,218	3,967,691

Corning, Inc.	78,327	2,501,764

		6,469,455

December 31, 2022	Shares	Value
Entertainment – 1.2%

Walt Disney Co.(1)	48,091	$4,178,146

		4,178,146
Equity Real Estate Investment Trusts (REITs) – 1.9%

AvalonBay Communities, Inc.	15,565	2,514,059

Prologis, Inc.	38,230	4,309,668

		6,823,727
Health Care Equipment & Supplies – 3.4%

Abbott Laboratories	39,614	4,349,221

Becton Dickinson and Co.	17,009	4,325,389

Hologic, Inc.(1)	46,434	3,473,727

		12,148,337
Health Care Providers & Services – 3.2%

UnitedHealth Group, Inc.	21,527	11,413,185

		11,413,185
Hotels, Restaurants & Leisure – 2.9%

Airbnb, Inc., Class A(1)	24,555	2,099,453

Booking Holdings, Inc.(1)	1,491	3,004,782

McDonald’s Corp.	19,802	5,218,421

		10,322,656
Household Products – 3.7%

Colgate-Palmolive Co.	61,369	4,835,263

Procter & Gamble Co.	54,680	8,287,301

		13,122,564
Insurance – 2.8%

Chubb Ltd.	22,940	5,060,564

Progressive Corp.	37,248	4,831,438

		9,892,002
Interactive Media & Services – 4.6%

Alphabet, Inc., Class A(1)	143,316	12,644,771

Alphabet, Inc., Class C(1)	42,883	3,805,008

		16,449,779
Internet & Direct Marketing Retail – 3.1%

Amazon.com, Inc.(1)	130,927	10,997,868

		10,997,868
IT Services – 3.3%

Global Payments, Inc.	22,411	2,225,861

GoDaddy, Inc., Class A(1)	43,704	3,269,933

Mastercard, Inc., Class A	18,227	6,338,075

		11,833,869
Life Sciences Tools & Services – 3.0%

Danaher Corp.	18,020	4,782,868

Thermo Fisher Scientific, Inc.	10,314	5,679,817

		10,462,685
Machinery – 3.9%

Deere & Co.	13,547	5,808,412

Illinois Tool Works, Inc.	19,106	4,209,052

Nordson Corp.	15,412	3,663,740

		13,681,204

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2022	Shares	Value
Oil, Gas & Consumable Fuels – 4.1%

ConocoPhillips	25,925	$3,059,150

EOG Resources, Inc.	44,865	5,810,915

Pioneer Natural Resources Co.	24,174	5,521,100

		14,391,165
Pharmaceuticals – 4.2%

Eli Lilly and Co.	20,539	7,513,988

Pfizer, Inc.	143,686	7,362,470

		14,876,458
Professional Services – 0.9%

Leidos Holdings, Inc.	29,157	3,067,025

		3,067,025
Semiconductors & Semiconductor Equipment – 5.3%

Advanced Micro Devices, Inc.(1)	44,336	2,871,643

KLA Corp.	8,257	3,113,137

Marvell Technology, Inc.	60,650	2,246,476

NVIDIA Corp.	8,310	1,214,423

QUALCOMM, Inc.	32,554	3,578,987

Texas Instruments, Inc.	34,223	5,654,324

		18,678,990
Software – 8.5%

Microsoft Corp.	90,812	21,778,534

Palo Alto Networks, Inc.(1)	19,491	2,719,774

Salesforce, Inc.(1)	23,933	3,173,277

Workday, Inc., Class A(1)	15,165	2,537,559

		30,209,144
Specialty Retail – 2.0%

TJX Cos., Inc.	88,071	7,010,452

		7,010,452

December 31, 2022	Shares	Value
Technology Hardware, Storage & Peripherals – 5.2%

Apple, Inc.	121,434	$15,777,920

NetApp, Inc.	44,692	2,684,201

		18,462,121
Textiles, Apparel & Luxury Goods – 1.6%

NIKE, Inc., Class B	49,546	5,797,377

		5,797,377

Total Common Stocks (Cost $390,766,277)		349,430,697

	Principal Amount	Value
Short–Term Investments – 1.6%
Repurchase Agreements – 1.6%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $5,492,501, due 1/3/2023(2)	$5,491,720	5,491,720

Total Repurchase Agreements (Cost $5,491,720)		5,491,720

Total Investments – 100.3% (Cost $396,257,997)		354,922,417

Liabilities in excess of other assets – (0.3)%		(1,021,168)

Total Net Assets – 100.0%		$353,901,249

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$7,669,100	$5,601,613

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$349,430,697	$—	$—	$349,430,697
Repurchase Agreements	—	5,491,720	—	5,491,720
Total	$349,430,697	$5,491,720	$—	$354,922,417

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$354,922,417

Dividends/interest receivable	164,220

Receivable for fund shares subscribed	1,471

Prepaid expenses	12,403

Total Assets	355,100,511

Liabilities

Payable for investments purchased	832,558

Investment advisory fees payable	160,978

Distribution fees payable	77,122

Payable for fund shares redeemed	67,275

Accrued audit fees	20,476

Accrued custodian and accounting fees	5,440

Accrued trustees’ and officers’ fees	1,047

Accrued expenses and other liabilities	34,366

Total Liabilities	1,199,262

Total Net Assets	$353,901,249

Net Assets Consist of:

Paid-in capital	$402,939,643

Distributable loss	(49,038,394)

Total Net Assets	$353,901,249

Investments, at Cost	$396,257,997

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	20,523,206

Net Asset Value Per Share	$17.24

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$5,277,968

Interest	18,108

Total Investment Income	5,296,076

Expenses

Investment advisory fees	1,620,726

Distribution fees	870,210

Professional fees	91,485

Trustees’ and officers’ fees	81,411

Administrative fees	45,938

Custodian and accounting fees	37,935

Transfer agent fees	16,517

Shareholder reports	14,080

Other expenses	19,125

Total Expenses	2,797,427

Expenses recouped by adviser	126,478

Total Expenses	2,923,905

Net Investment Income/(Loss)	2,372,171

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	(22,022,024)

Net change in unrealized appreciation/(depreciation) on investments	(55,661,313)

Net Loss on Investments	(77,683,337)

Net Decrease in Net Assets Resulting From Operations	$(75,311,166)

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Year Ended 12/31/21

Operations

Net investment income/(loss)	$2,372,171	$373,104

Net realized gain/(loss) from investments	(22,022,024)	6,730,936

Net change in unrealized appreciation/(depreciation) on investments	(55,661,313)	11,323,403

Net Increase/(Decrease) in Net Assets Resulting from Operations	(75,311,166)	18,427,443

Capital Share Transactions

Proceeds from sales of shares	166,384,832	311,389,583 [1]

Cost of shares redeemed	(58,390,301)	(21,031,475)

Net Increase in Net Assets Resulting from Capital Share Transactions	107,994,531	290,358,108

Net Increase in Net Assets	32,683,365	308,785,551

Net Assets

Beginning of year	321,217,884	12,432,333

End of year	$353,901,249	$321,217,884

Other Information:

Shares

Sold	8,974,058	14,956,345

Redeemed	(3,147,509)	(988,577)

Net Increase	5,826,549	13,967,768

[1]	Includes in-kind subscriptions of $306,866,493. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$21.86	$0.12		$(4.74)	$(4.62)	$17.24	(21.13)%

Year Ended 12/31/21	17.06	0.11		4.69	4.80	21.86	28.14%

Year Ended 12/31/20	14.31	0.20	(5)	2.55	2.75	17.06	19.22%

Year Ended 12/31/19	11.26	0.14		2.91	3.05	14.31	27.09%

Year Ended 12/31/18	12.28	0.12		(1.14)	(1.02)	11.26	(8.31)%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$353,901	0.84%	0.84%	0.68%		0.68%		24%

321,218	0.86%	0.91%	0.53%		0.48%		274%	(4)

12,432	0.96%	2.08%	1.36%	(5)	0.24%	(5)	61%

11,852	0.96%	2.30%	1.08%		(0.26)%		117%

9,814	0.96%	2.39%	0.93%		(0.50)%		58%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

(4)	The Fund’s portfolio turnover rate during the year reflects higher purchase and sale activities due to a significant inflow of assets into the fund.

(5)

Reflects a special dividend paid out during the year by one of the Fund’s holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.11, the Net Ratio of Net Investment Income to Average Net Assets would have been 0.76%, and the Gross Ratio of Net Investment Income/(Loss) to Average Net Assets would have been (0.36)%.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Integrated Research VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2022, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.50% up to $200 million, 0.43% from $200 to $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.84% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. For the year ended December 31, 2022, Park Avenue did not waive any fees or pay any Fund expenses.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after October 25, 2021 will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue recouped previously waived or reimbursed expenses in the amount of

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

$126,478. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2022 are as follows:

	Potential Recoupment Amounts	Expiration Date
	$125,043	2023
	$35,993	2024

Total Potential Recoupment Amounts	$161,036

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $870,210 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $187,665,500 and $81,296,286, respectively, for the year ended December 31, 2022. During the year ended December 31, 2022, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Integrated Research VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Integrated Research VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

21

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8170

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian International Equity VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian International Equity VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTERNATIONAL EQUITY VIP FUND

FUND COMMENTARY OF SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.,

SUB-ADVISER, AND SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED, SUB-SUBADVISER

(UNAUDITED)

Highlights

•	Guardian International Equity VIP Fund (the “Fund”) returned -17.88% for the 12 months ended December 31, 2022. The Fund underperformed its benchmark, the MSCI® Europe, Australasia and Far East (EAFE®) Index[1] (the “Index”), for the same period. The Fund’s underperformance relative to the Index was primarily due to stock selection in the healthcare, industrials, consumer discretionary and consumer staples sectors. Stock selection in the utilities sector and an underweight allocation in the real estate sector relative to the Index were the top contributors to the Fund’s performance. On a regional level, stock selection in continental Europe and Japan, as well as exposure to emerging markets, detracted from, while an overweight allocation to the United Kingdom contributed to the Fund’s performance relative to the Index.

•	The Index returned -14.45% for the same period.

Sub-adviser Change

Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited, assumed the role of the Fund’s sub-adviser and sub-subadviser, respectively, on February 17, 2022. Prior to that date, Lazard Asset Management LLC served as the Fund’s sub-adviser.

Market Overview

International equities ended 2022 sharply lower than they began, as the market contended with slowing economic growth, inflationary pressures and tightening monetary policy. This was further exacerbated by Russia’s invasion of Ukraine, which exerted significant pressure on energy prices and supply, particularly in Europe. Geopolitical tensions between China and the West also remained high as President Xi Jinping’s consolidation of power raised concerns about increased government interference in the private sector and China’s ambitions toward “reunification” with Taiwan. The euro, yen and British pound fell to near multi-decade lows against the U.S. dollar.

Cyclically-exposed sectors, such as consumer discretionary, technology and industrials, faced the most selling pressure while defensive sectors were more resilient. Commodity sectors benefited from the inflationary environment and both value stocks and the financials sector were supported by rising interest rates globally. The energy sector was the only major sector to post gains during the year as sanctions against Russian oil and gas kept upward pressure on prices.

Portfolio Review

At the sector level, stock selection in the healthcare, industrials, consumer discretionary and consumer staples sectors and the Fund’s overweight in the consumer discretionary sector relative to the Index drove a majority of the underperformance since we began managing the Fund on February 17, 2022. Detractors from performance during the period included the consumer discretionary sector and longer duration growth stocks.

On the positive side, the Fund’s security positions in the utilities sector were a leading contributor to relative returns as utility companies posted record profits owing to soaring energy prices. In addition, the Fund’s underweight position in the real estate sector relative to the Index benefited performance. Traditional defensive stocks were generally resilient during the period as investors sought relative safety in a volatile market environment.

[1]

The Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN INTERNATIONAL EQUITY VIP FUND

Outlook

Global equities remain under pressure entering 2023 amidst geopolitical tensions, high inflation, tightening monetary policy, and ultimately, earnings risks that we believe look inevitable as the economic cycle slows. Inflationary pressures have exerted a strain on discretionary spending and with central banks remaining focused on combatting inflation, interest rates have been rapidly rising, further weighing on consumer confidence. Although food and energy price inflation are stabilizing, we believe core inflation remains firm, suggesting central banks continue to have work to do in 2023. A surprise policy move by the Bank of Japan in December may finally mark the pivot away from yield curve control and create better opportunities for domestic stocks that we believe would be supported by a stronger currency.

High inflation is forcing global growth lower, which we believe should continue to put earnings under further pressure. While corporate balance sheets remain healthy, tighter credit conditions may begin to reveal cracks in companies that are unprepared to weather the more challenging environment. Globally, earnings revisions have turned more negative in recent months, which we believe should serve to quell overly optimistic exuberance and establish a more realistic base for earnings in 2023. We believe the market is entering a phase in which the impact of slowing growth, rising costs and weaker sentiment may become much more apparent in company financial results.

In our view, the market will be looking for an eventual trough in earnings revisions and a peak in interest rates to signal the start of a new cycle. It will also likely require evidence of economic recovery for the strength in the U.S. dollar to durably reverse its course. Currency volatility has left the British pound, euro and yen all near multi-decade lows, but we believe it has also enhanced the competitiveness for multinational exporters operating within those markets, which may benefit from currency gains in their earnings. Conversely, many U.S. companies may face greater earnings risk, as nearly 40% of the revenues of companies in the Standard & Poor’s 500® Index2 are derived from overseas. Encouragingly, supply chain pressures are easing, which may alleviate both shortages and inflation. Some industries will continue to face challenges in 2023 and we believe there is building momentum for companies to build more resilience into their supply chains to reduce their reliance on China. Given labor shortages in many western economies, in our view, new capacity will need to be highly automated, and this should also present good opportunities for Southeast Asia, and for countries such as Mexico and Turkey, which are on the periphery of the U.S. and European economies.

The geopolitical backdrop remains challenging and has also put a spotlight on the importance of energy independence and the clean energy transition. Russia’s invasion of Ukraine remains a significant source of volatility and uncertainty to global markets. Russian President Vladimir Putin’s endgame remains unknown and the conflict in Ukraine will continue to have important implications for cost inflation, interest rates and supply chain disruption. Amidst a tighter energy supply picture, we expect prices to remain elevated.

We believe security (e.g., national security, energy security, food security, and cybersecurity) remains considerably higher on government and corporate agendas than in the past decade. We see a wave of spending being directed by governments and companies toward achieving greater security of supply: whether through investment in renewables; re-shoring or re-locating production facilities; supporting new methods of food production; or protecting industries that are strategic in nature such as semiconductors, software, or biotechnology. We are focused on companies that we believe can prosper in this challenging environment and do so with a reasonable level of risk.

We will continue to seek climate technology companies and companies we believe are well positioned for a clean energy transition across the materials, industrial, technology and utility sectors. We are also seeking interesting opportunities within the financials sector, where the combination of low expectations, cheap valuations, strong capital buffers and rising rates may create an attractive backdrop for longer term investors. We also continue to look for long-term core holdings within the technology sector, where we believe long term structural drivers such as digitization and connectivity are supporting growth, but where we believe investors’ fears of a cyclical downturn have brought valuations back to attractive levels.

[2]

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

2

GUARDIAN INTERNATIONAL EQUITY VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $325,012,122

Geographic Region Allocation[1] As of December 31, 2022

Sector Allocation[2] As of December 31, 2022

3

GUARDIAN INTERNATIONAL EQUITY VIP FUND

Top Ten Holdings[1] As of December 31, 2022

Holding	Country	% of Total Net Assets
Roche Holding AG	Switzerland	2.85%
Shell PLC	United Kingdom	2.78%
Nestle SA (Reg S)	Switzerland	2.56%
AstraZeneca PLC	United Kingdom	2.44%
Mitsubishi UFJ Financial Group, Inc.	Japan	2.33%
SAP SE	Germany	2.04%
AIA Group Ltd.	Hong Kong	1.88%
Siemens AG (Reg S)	Germany	1.81%
Iberdrola SA	Spain	1.72%
Novo Nordisk A/S, Class B	Denmark	1.71%
Total		22.12%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.

4

GUARDIAN INTERNATIONAL EQUITY VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian International Equity VIP Fund	9/1/2016	-17.88%	-0.70%	—	2.08%
MSCI® EAFE® Index		-14.45%	1.54%	—	4.85%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian International Equity VIP Fund and the MSCI® EAFE® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$1,052.70	$5.59	1.08%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 98.7%

Australia – 2.2%

Macquarie Group Ltd.	29,620	$3,362,618

Rio Tinto Ltd.	46,520	3,666,254

		7,028,872
Austria – 1.1%

Erste Group Bank AG	108,485	3,459,326

		3,459,326
Belgium – 1.6%

UCB SA	39,690	3,126,174

Umicore SA	57,898	2,136,036

		5,262,210
Brazil – 0.4%

B3 SA - Brasil Bolsa Balcao	479,060	1,197,937

		1,197,937
Canada – 2.0%

Canadian National Railway Co.	24,835	2,950,119

Toronto-Dominion Bank	55,497	3,593,369

		6,543,488
Cayman Islands – 1.1%

Alibaba Group Holding Ltd.(1)	156,200	1,724,630

Tencent Holdings Ltd.	43,600	1,853,096

		3,577,726
Denmark – 3.2%

Novo Nordisk A/S, Class B	41,015	5,553,429

Vestas Wind Systems A/S	171,308	5,004,960

		10,558,389
France – 7.2%

Carrefour SA	145,288	2,430,971

EssilorLuxottica SA	20,964	3,817,463

Legrand SA	27,411	2,207,063

Sanofi	54,832	5,305,578

Schneider Electric SE	39,445	5,547,523

TotalEnergies SE	65,667	4,098,616

		23,407,214
Germany – 8.1%

Bayer AG (Reg S)	30,484	1,573,964

Bayerische Motoren Werke AG	51,424	4,589,857

Infineon Technologies AG	126,465	3,851,831

Merck KGaA	11,374	2,202,691

SAP SE	64,257	6,631,284

Siemens AG (Reg S)	42,389	5,883,281

Zalando SE(1)(2)	40,782	1,445,765

		26,178,673
Hong Kong – 3.9%

AIA Group Ltd.	555,600	6,121,047

BOC Hong Kong Holdings Ltd.	829,000	2,818,029

Hong Kong Exchanges & Clearing Ltd.	45,600	1,970,611

Techtronic Industries Co. Ltd.	149,000	1,659,117

		12,568,804

December 31, 2022	Shares	Value
India – 1.1%

HDFC Bank Ltd., ADR	52,096	$3,563,887

		3,563,887
Indonesia – 0.5%

Bank Central Asia Tbk PT	2,879,700	1,578,796

		1,578,796
Israel – 0.7%

Nice Ltd., ADR(1)	11,341	2,180,874

		2,180,874
Italy – 2.1%

FinecoBank Banca Fineco SpA	240,355	4,005,646

Intesa Sanpaolo SpA	1,284,767	2,866,301

		6,871,947
Japan – 18.0%

Bridgestone Corp.	127,700	4,546,337

Daikin Industries Ltd.	25,500	3,922,653

Disco Corp.	8,200	2,357,236

KDDI Corp.	136,100	4,113,503

Keyence Corp.	9,000	3,523,542

Kubota Corp.	159,900	2,202,676

Makita Corp.	42,500	995,086

MISUMI Group, Inc.	90,400	1,981,625

Mitsubishi UFJ Financial Group, Inc.	1,121,200	7,563,648

Murata Manufacturing Co. Ltd.	45,400	2,277,686

Nabtesco Corp.	96,800	2,480,582

Recruit Holdings Co. Ltd.	53,400	1,698,326

Sekisui Chemical Co. Ltd.	182,800	2,543,678

SMC Corp.	8,300	3,512,806

Sony Group Corp.	64,400	4,910,880

Terumo Corp.	104,300	2,949,484

Tokio Marine Holdings, Inc.	125,700	2,690,806

Toyota Motor Corp.	309,700	4,232,713

		58,503,267
Netherlands – 4.5%

Aalberts NV	40,584	1,577,755

Adyen NV(1)(2)	1,268	1,754,679

Akzo Nobel NV	43,733	2,918,130

ASML Holding NV	9,447	5,113,689

Universal Music Group NV	128,525	3,102,486

		14,466,739
Norway – 2.1%

DNB Bank ASA	145,305	2,876,769

Equinor ASA	67,512	2,421,547

Norsk Hydro ASA	220,980	1,655,033

		6,953,349
Republic of Korea – 1.9%

Samsung Electronics Co. Ltd.	85,329	3,762,846

Samsung SDI Co. Ltd.	5,378	2,534,132

		6,296,978

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

December 31, 2022	Shares	Value
Spain – 3.6%

Banco Bilbao Vizcaya Argentaria SA	630,275	$3,806,090

CaixaBank SA	556,623	2,184,902

Iberdrola SA	478,263	5,594,480

		11,585,472
Sweden – 2.5%

Nibe Industrier AB, Class B	87,751	820,561

Sandvik AB	197,634	3,568,327

Svenska Handelsbanken AB, Class A	372,637	3,749,581

		8,138,469
Switzerland – 8.5%

Alcon, Inc.	30,849	2,118,847

Chocoladefabriken Lindt & Spruengli AG	207	2,109,440

Cie Financiere Richemont SA (Reg S), Class A	9,562	1,237,377

Lonza Group AG (Reg S)	4,338	2,135,068

Nestle SA (Reg S)	72,180	8,335,742

On Holding AG, Class A(1)	58,823	1,009,403

Roche Holding AG	29,451	9,255,325

Sika AG (Reg S)	6,393	1,542,563

		27,743,765
Taiwan – 0.7%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	31,551	2,350,234

		2,350,234
United Kingdom – 19.4%

Antofagasta PLC	118,240	2,195,144

AstraZeneca PLC	58,439	7,931,070

Bunzl PLC	66,764	2,228,403

Burberry Group PLC	134,639	3,289,908

Diageo PLC	79,466	3,509,162

GSK PLC	76,435	1,329,190

Haleon PLC(1)	320,298	1,281,154

HSBC Holdings PLC	826,429	5,153,999

Kingfisher PLC	492,227	1,408,716

National Grid PLC	298,402	3,584,219

Prudential PLC	230,189	3,115,063

Reckitt Benckiser Group PLC	62,871	4,373,875

RELX PLC	138,085	3,825,753

Shell PLC	317,657	9,037,661

SSE PLC	92,430	1,906,452

Tesco PLC	950,426	2,576,857

Unilever PLC	99,334	5,011,300

Whitbread PLC	43,610	1,356,671

		63,114,597
United States – 2.3%

Booking Holdings, Inc.(1)	1,967	3,964,056

Liberty Media Corp-Liberty Formula One, Class C(1)	16,704	998,565

Lululemon Athletica, Inc.(1)	5,214	1,670,461

December 31, 2022	Shares	Value
United States (continued)

MercadoLibre, Inc.(1)	1,067	$902,938

		7,536,020

Total Common Stocks (Cost $361,269,312)		320,667,033
Preferred Stocks – 0.6%

Germany – 0.6%

Dr. Ing. h.c. F. Porsche AG (1)	19,613	1,989,861

Total Preferred Stocks (Cost $1,584,476)		1,989,861

	Principal Amount	Value
Short–Term Investments – 0.5%

Repurchase Agreements – 0.5%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $1,692,033, due 1/3/2023(3)	$1,691,793	1,691,793

Total Repurchase Agreements (Cost $1,691,793)		1,691,793

Total Investments – 99.8% (Cost $364,545,581)		324,348,687

Assets in excess of other liabilities – 0.2%		663,435

Total Net Assets – 100.0%		$325,012,122

(1)	Non–income–producing security.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2022, the aggregate market value of these securities amounted to $3,200,444, representing 1.0% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$2,362,600	$1,725,675

Legend:

ADR – American Depositary Receipt

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Australia	$—	$7,028,872	*	$—	$7,028,872
Austria	—	3,459,326	*	—	3,459,326
Belgium	—	5,262,210	*	—	5,262,210
Brazil	—	1,197,937	*	—	1,197,937
Canada	6,543,488	—		—	6,543,488
Cayman Islands	—	3,577,726	*	—	3,577,726
Denmark	—	10,558,389	*	—	10,558,389
France	—	23,407,214	*	—	23,407,214
Germany	—	26,178,673	*	—	26,178,673
Hong Kong	—	12,568,804	*	—	12,568,804
India	3,563,887	—		—	3,563,887
Indonesia	—	1,578,796	*	—	1,578,796
Israel	2,180,874	—		—	2,180,874
Italy	—	6,871,947	*	—	6,871,947
Japan	—	58,503,267	*	—	58,503,267
Netherlands	—	14,466,739	*	—	14,466,739
Norway	—	6,953,349	*	—	6,953,349
Republic of Korea	—	6,296,978	*	—	6,296,978
Spain	—	11,585,472	*	—	11,585,472
Sweden	—	8,138,469	*	—	8,138,469
Switzerland	1,009,403	26,734,362	*	—	27,743,765
Taiwan	2,350,234	—		—	2,350,234
United Kingdom	—	63,114,597	*	—	63,114,597
United States	7,536,020	—		—	7,536,020
Preferred Stocks
Germany	—	1,989,861	*	—	1,989,861
Repurchase Agreements	—	1,691,793		—	1,691,793
Total	$23,183,906	$301,164,781		$—	$324,348,687

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL EQUITY VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$324,348,687

Foreign currency, at value	51,399

Foreign tax reclaims receivable	654,454

Dividends/interest receivable	257,928

Receivable for investments sold	101,632

Reimbursement receivable from adviser	12,317

Prepaid expenses	10,243

Total Assets	325,436,660

Liabilities

Investment advisory fees payable	213,902

Distribution fees payable	69,885

Payable for fund shares redeemed	63,074

Accrued audit fees	22,045

Accrued custodian and accounting fees	21,790

Accrued trustees’ and officers’ fees	778

Accrued expenses and other liabilities	33,064

Total Liabilities	424,538

Total Net Assets	$325,012,122

Net Assets Consist of:

Paid-in capital	$361,144,330

Distributable loss	(36,132,208)

Total Net Assets	$325,012,122

Investments, at Cost	$364,545,581

Foreign Currency, at Cost	$50,594

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	28,537,388

Net Asset Value Per Share	$11.39

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$8,933,921

Interest	6,234

Withholding taxes on foreign dividends	(796,860)

Total Investment Income	8,143,295

Expenses

Investment advisory fees	2,614,024

Distribution fees	854,675

Custodian and accounting fees	116,741

Professional fees	82,247

Trustees’ and officers’ fees	79,967

Administrative fees	43,848

Transfer agent fees	14,633

Shareholder reports	13,242

Other expenses	20,953

Total Expenses	3,840,330

Less: Fees waived	(148,136)

Total Expenses, Net	3,692,194

Net Investment Income/(Loss)	4,451,101

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax

Net realized gain/(loss) from investments	(12,280,299)

Net realized gain/(loss) from foreign currency transactions	(79,408)

Foreign capital gains taxes paid	(1,520)

Net change in unrealized appreciation/(depreciation) on investments	(66,137,158)

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(11,060)

Net Loss on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	(78,509,445)

Net Decrease in Net Assets Resulting From Operations	$(74,058,344)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL EQUITY VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Year Ended 12/31/21

Operations

Net investment income/(loss)	$4,451,101	$5,838,760

Net realized gain/(loss) from investments, foreign currency transactions and foreign capital gains tax	(12,361,227)	14,756,705

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(66,148,218)	(13,380,699)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(74,058,344)	7,214,766

Capital Share Transactions

Proceeds from sales of shares	34,530,478	213,112,048

Cost of shares redeemed	(47,367,070)	(42,652,890)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(12,836,592)	170,459,158

Net Increase/(Decrease) in Net Assets	(86,894,936)	177,673,924

Net Assets

Beginning of year	411,907,058	234,233,134

End of year	$325,012,122	$411,907,058

Other Information:

Shares

Sold	2,969,799	14,988,813

Redeemed	(4,125,624)	(3,097,898)

Net Increase/(Decrease)	(1,155,825)	11,890,915

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL EQUITY VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$13.87	$0.15	$(2.63)	$(2.48)	$11.39	(17.88)%

Year Ended 12/31/21	13.16	0.30(4)	0.41	0.71	13.87	5.40%

Year Ended 12/31/20	12.15	0.12	0.89	1.01	13.16	8.31%

Year Ended 12/31/19	10.01	0.22	1.92	2.14	12.15	21.38%

Year Ended 12/31/18	11.80	0.20	(1.99)	(1.79)	10.01	(15.17)%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL EQUITY VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$325,012	1.08%	1.12%	1.30%		1.26%		136%

411,907	1.06%	1.13%	2.20%	(4)	2.13%	(4)	40%

234,233	1.00%	1.18%	1.03%		0.85%		38%

220,989	0.94%	1.20%	1.99%		1.73%		32%

208,182	0.94%	1.23%	1.79%		1.50%		74%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)

Reflects a special dividend paid out during the year by one of the Fund’s holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.19, the Net Ratio of Net Investment Income to Average Net Assets would have been 1.37%, and the Gross Ratio of Net Investment Income to Average Net Assets would have been 1.30%.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian International Equity VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2022, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

e. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% of the first $100 million, and 0.75% in excess of $100 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.08% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue waived fees and/or paid Fund expenses in the amount of $148,136.

Park Avenue has entered into a Sub-Advisory Agreement with Investment Management North America, Inc. (“Schroder Inc.”). Schroder Inc. is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund. Schroder Inc. also entered into a Sub-subadvisory Agreement with its affiliate, Schroder Investment Management North America Limited (‘‘Schroder Limited’’). The sub-subadvisory fees under the Sub-subadvisory Agreement are paid by Schroder Inc. to Schroder Limited and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $854,675 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $461,080,994 and $469,484,638, respectively, for the year ended December 31, 2022. During the year ended December 31, 2022, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2022, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian International Equity VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian International Equity VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015– 2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012– 2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8172

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian International Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian International Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTERNATIONAL GROWTH VIP FUND

FUND COMMENTARY OF J.P. MORGAN INVESTMENT MANAGEMENT INC., SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian International Growth VIP Fund (the “Fund”) returned -28.27%, underperforming its benchmark, the MSCI® EAFE® Growth Index[1] (the “Index”), for the 12 months ended December 31, 2022. The Fund’s underperformance relative to the Index was primarily due to stock selection, especially in the consumer discretionary and health care sectors. Stock selection in the materials sector and not holding an exposure to the real estate sector positively contributed to the Fund’s relative performance.

•	The Index returned -22.95% for 2022. This performance was a result of the real estate and information technology sectors being the largest detractors from performance, while the energy sector was the sole positive contributor to performance.

Market Overview

After three consecutive years of strong positive returns, 2022 turned out to be a challenging one for global equities. Economic implications of the Russian invasion of Ukraine, elevated inflation, monetary policy tightening, supply chain disruptions and recessionary fears led to increased volatility and negatively impacted investor sentiment. However, the fourth quarter of the year brought some relief.

Expectations for the path of monetary policy have seen a major shift, with central banks turning more hawkish as they continue to face challenges in bringing inflation under control. The U.S. Federal Reserve (the “Fed”) increased rates at its fastest pace since the early 1980’s, and the federal funds rate target range increased during the year and is now at 4.25% - 4.50%. The European Central Bank lifted rates swiftly from negative territory and the Bank of England delivered interest rates hike for the ninth time in a row to a 14-year high of 3.50%. Currencies, as an extension of interest rates, were also quite volatile as the U.S. dollar rose materially given the Fed’s monetary tightening.

Against this backdrop, we believe the overall economic situation has now changed materially, fueling worries about a possible recession. The U.S. economy showed signs of softening as elevated inflation, weaker demand and higher borrowing costs continued to impact activity levels. Weak demand conditions were broad-based, though manufacturing firms saw a steeper decrease in new orders compared to their services sector counterparts based on the December 2022 S&P Global

Flash US Purchasing Managers’ Index™(PMI™)2 (the “Purchasing Managers’ Index”) figures. Additionally, existing home sales fell for the 10th straight month in November as the housing market was squeezed by higher mortgage rates.

Europe remains in the eye of the storm, where, even after ten months of the war in Ukraine, there are no signs of a ceasefire. Inflationary pressures and the resultant squeeze on real incomes continued to moderate demand and the seasonally adjusted S&P Global Flash Eurozone PMI® Composite Output Index3 (the “Eurozone PMI Index”) fell below the crucial 50.0%, indicating a contraction. Higher energy prices are increasingly reflected in European production prices and Eurozone inflation continues to remain at elevated levels. In the United Kingdom, spiraling food and energy prices continued to intensify the squeeze on households. Consequently, consumer confidence fell to an all-time low in September and the PMI business survey is in contractionary territory.

China witnessed weak domestic demand and a benign inflation environment as the economy faced several headwinds during the year such as the country’s zero COVID-19 policy (the “Zero Covid” policy), weather-related disruptions and weakness in the housing market. Towards the end of the year, China abruptly reversed the Zero Covid policy, which led to a sudden surge in COVID-19 cases, disrupting production and weighing on economic activity.

Crude oil prices experienced heightened volatility over the year, driven by the Russian invasion of Ukraine conflict, fear of recession and dampened demand. Among equities, value stocks significantly outperformed their growth counterparts and developed markets outperformed emerging markets.

Portfolio Review

Stock selection in the consumer discretionary and health care sectors had a negative impact on the Fund’s performance relative to the Index. On the upside, stock selection in the materials sector and not holding an exposure to the real estate sector had a positive impact on the Fund’s performance relative to the Index. At the regional level, all regions detracted from the Fund’s relative performance, with stock selection in Japan and continental Europe being the largest detractors overall.

Outlook

The story for the global economy in 2022 has largely been about battling record-high inflation. Even though

1

GUARDIAN INTERNATIONAL GROWTH VIP FUND

latest datapoints suggest that inflation is receding, the aggressive monetary policy response from central banks has impacted economic growth. While we saw global profits expanding modestly in 2022, we now expect a moderate decline in global earnings in 2023. We believe active management and thorough fundamental research will be paramount, and quality — of both management and balance sheets — matters a great deal in a more difficult environment.

While inflation continues to remain above central banks’ targets, we believe that inflation could start to moderate as economies slow, the labor market softens, supply chain pressures ease, and Europe manages to diversify its energy supply. However, there are increased concerns of a recession. Consumer spending is expected to be hampered by a continued fiscal drag and falling household savings. Additionally, a meaningful decline in government spending relative to revenues could reduce the aggregate demand within the economy. Business fixed investment will also likely be weak in 2023, reflecting higher interest rates, declining corporate margins and pessimism concerning the economic outlook. We believe this could mean that most major developed economies see one or two quarters of negative real gross domestic product (GDP) growth in 2023.

We believe, however, that if we have a recession, it could be a mild one. The pent-up demand for labor, the lack of over-building in the most cyclical sectors of the economy, healthy bank balance sheets and the absence, so far, of some new macroeconomic shock does seem to provide some protection against a worse outcome. In the wake of benign inflation reports, we believe investors now expect less tightening going forward so long as inflation is headed in the right direction. This, along with more obvious signs of economic weakness, could allow central banks to suspend further interest rate hikes early in 2023.

2022 turned out to be a very tough year for investors with Russia’s invasion of Ukraine challenging global energy supply, central banks pivoting aggressively to combat high inflation, widespread effects of a global pandemic impacting consumers, businesses, and supply chains — all leading to heightened volatility and a painful selloff in financial assets. While in our view risks around the growth outlook are high for 2023, they are also reflected in equity valuations. Indeed, in the latest release of J.P. Morgan Asset Management’s 2023 Long Term Capital Market assumptions, the long-term return expectations for global equities are at some of their highest levels in a decade and we believe equity markets could now be at an attractive entry point to the long-term investor.

[1]

The Index is a subset of the MSCI® EAFE® Index. The MSCI® EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the index and, unlike the Fund, the Index does not incur fees or expenses.

[2]

The Purchasing Managers’ Index data are compiled by S&P Global for more than 40 economies worldwide. The monthly data are derived from surveys of senior executives at private sector companies and are available only via subscription. The PMI dataset features a headline number, which indicates the overall health of an economy, and sub-indices, which provide insights into other key economic drivers such as GDP, inflation, exports, capacity utilization, employment and inventories. The PMI data are used by financial and corporate professionals to better understand where economies and markets are headed, and to uncover opportunities.

[3]

The Eurozone PMI Index is produced by S&P Global and is based on original survey data collected from a representative panel of around 5,000 companies based in the euro area manufacturing and service sectors. National manufacturing data are included for Germany, France, Italy, Spain, the Netherlands, Austria, the Republic of Ireland and Greece. National services data are included for Germany, France, Italy, Spain and the Republic of Ireland. The flash estimate is typically based on approximately 85%–90% of total PMI survey responses each month and is designed to provide an accurate advance indication of the final PMI data.

2

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $114,662,315

Geographic Region Allocation[1] As of December 31, 2022

Sector Allocation[2] As of December 31, 2022

3

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Top Ten Holdings[1] As of December 31, 2022

Holding	Country	% of Total Net Assets
Nestle SA (Reg S)	Switzerland	5.58%
Novo Nordisk A/S, Class B	Denmark	4.97%
LVMH Moet Hennessy Louis Vuitton SE	France	4.48%
ASML Holding NV	Netherlands	4.34%
Roche Holding AG	Switzerland	4.33%
AstraZeneca PLC	United Kingdom	3.43%
Diageo PLC	United Kingdom	3.12%
AIA Group Ltd.	Hong Kong	3.07%
Keyence Corp.	Japan	2.66%
L’Oreal SA	France	2.48%
Total		38.46%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.

4

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian International Growth VIP Fund	9/1/2016	-28.27%	1.79%	—	5.19%
MSCI® EAFE® Growth Index		-22.95%	2.49%	—	5.34%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian International Growth VIP Fund and the MSCI® EAFE® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$1,038.40	$6.06	1.18%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 97.5%

Australia – 1.7%

IDP Education Ltd.	27,980	$517,071

Woodside Energy Group Ltd.	60,965	1,475,055

		1,992,126
Cayman Islands – 0.6%

Tencent Holdings Ltd.	17,500	743,789

		743,789
Denmark – 7.6%

Coloplast A/S, Class B	12,757	1,494,720

Genmab A/S(1)	3,599	1,524,456

Novo Nordisk A/S, Class B	42,123	5,703,452

		8,722,628
France – 13.8%

Capgemini SE	11,461	1,922,169

L’Oreal SA	7,933	2,845,907

LVMH Moet Hennessy Louis Vuitton SE	7,065	5,132,333

Safran SA	14,041	1,754,608

Schneider Electric SE	17,165	2,414,076

Vinci SA	17,138	1,711,658

		15,780,751
Germany – 7.0%

adidas AG	10,135	1,383,531

Delivery Hero SE(1)(2)	21,024	1,007,205

Deutsche Boerse AG	10,676	1,842,045

Deutsche Telekom AG (Reg S)	46,298	923,482

Symrise AG	15,545	1,691,179

Zalando SE(1)(2)	33,824	1,199,096

		8,046,538
Hong Kong – 3.1%

AIA Group Ltd.	319,600	3,521,035

		3,521,035
India – 1.5%

HDFC Bank Ltd., ADR	24,505	1,676,387

		1,676,387
Ireland – 1.6%

Linde PLC	5,676	1,855,888

		1,855,888
Japan – 16.3%

Daikin Industries Ltd.	13,600	2,092,082

Hoya Corp.	21,600	2,089,912

Keyence Corp.	7,800	3,053,736

Kyowa Kirin Co. Ltd.	16,300	374,968

Recruit Holdings Co. Ltd.	60,300	1,917,773

Shimano, Inc.	6,300	1,003,765

Shin-Etsu Chemical Co. Ltd.	16,600	2,022,469

Sony Group Corp.	35,500	2,707,085

Sysmex Corp.	11,100	676,105

Tokio Marine Holdings, Inc.	39,300	841,278

Tokyo Electron Ltd.	6,300	1,871,500

		18,650,673

December 31, 2022	Shares	Value
Netherlands – 8.1%

Adyen NV(1)(2)	1,029	$1,423,947

Argenx SE(1)	3,228	1,216,385

ASML Holding NV	9,191	4,975,115

Wolters Kluwer NV	16,262	1,698,714

		9,314,161
Singapore – 1.7%

DBS Group Holdings Ltd.	75,500	1,911,389

		1,911,389
Spain – 0.7%

Iberdrola SA	72,312	845,869

		845,869
Sweden – 4.1%

Assa Abloy AB, Class B	68,182	1,466,999

Atlas Copco AB, Class A	176,268	2,086,900

Epiroc AB, Class A	63,421	1,158,976

		4,712,875
Switzerland – 12.1%

Lonza Group AG (Reg S)	3,237	1,593,180

Nestle SA (Reg S)	55,359	6,393,161

Roche Holding AG	15,805	4,966,908

Straumann Holding AG (Reg S)	7,944	899,604

		13,852,853
Taiwan – 1.2%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	18,631	1,387,823

		1,387,823
United Kingdom – 15.7%

Allfunds Group PLC	111,710	780,593

Anglo American PLC	36,855	1,441,498

AstraZeneca PLC	28,974	3,932,217

Diageo PLC	80,939	3,574,209

Ferguson PLC	9,803	1,238,542

Intertek Group PLC	25,825	1,260,463

London Stock Exchange Group PLC	22,703	1,958,907

Oxford Nanopore Technologies PLC(1)	121,736	363,316

RELX PLC	96,186	2,652,334

Spirax-Sarco Engineering PLC	6,491	834,032

		18,036,111
United States – 0.7%

MercadoLibre, Inc.(1)	963	814,929

		814,929

Total Common Stocks (Cost $99,264,226)		111,865,825
Preferred Stocks – 0.8%

Germany – 0.8%

Sartorius AG, 0.36%	2,332	922,202

Total Preferred Stocks (Cost $806,868)		922,202

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2022	Principal Amount	Value
Short–Term Investments – 1.2%

Repurchase Agreements – 1.2%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $1,350,444, due 1/3/2023(3)	$1,350,252	$1,350,252

Total Repurchase Agreements (Cost $1,350,252)		1,350,252

Total Investments – 99.5% (Cost $101,421,346)		114,138,279

Assets in excess of other liabilities – 0.5%		524,036

Total Net Assets – 100.0%		$114,662,315

(1)	Non–income–producing security.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2022, the aggregate market value of these securities amounted to $3,630,248, representing 3.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$1,885,600	$1,377,267

Legend:

ADR — American Depositary Receipt

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Australia	$—	$1,992,126	*	$—	$1,992,126
Cayman Islands	—	743,789	*	—	743,789
Denmark	—	8,722,628	*	—	8,722,628
France	—	15,780,751	*	—	15,780,751
Germany	—	8,046,538	*	—	8,046,538
Hong Kong	—	3,521,035	*	—	3,521,035
India	1,676,387	—		—	1,676,387
Ireland	—	1,855,888	*	—	1,855,888
Japan	—	18,650,673	*	—	18,650,673
Netherlands	—	9,314,161	*	—	9,314,161
Singapore	—	1,911,389	*	—	1,911,389
Spain	—	845,869	*	—	845,869
Sweden	—	4,712,875	*	—	4,712,875
Switzerland	—	13,852,853	*	—	13,852,853
Taiwan	1,387,823	—		—	1,387,823
United Kingdom	—	18,036,111	*	—	18,036,111
United States	814,929	—		—	814,929
Preferred Stocks
Germany	—	922,202	*	—	922,202
Repurchase Agreements	—	1,350,252		—	1,350,252
Total	$3,879,139	$110,259,140		$—	$114,138,279

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$114,138,279

Foreign currency, at value	4,609

Foreign tax reclaims receivable	436,569

Receivable for investments sold	228,209

Dividends/interest receivable	21,850

Prepaid expenses	3,547

Total Assets	114,833,063

Liabilities

Investment advisory fees payable	79,578

Distribution fees payable	24,987

Accrued audit fees	22,045

Payable for fund shares redeemed	15,713

Accrued custodian and accounting fees	12,478

Accrued trustees’ and officers’ fees	266

Accrued expenses and other liabilities	15,681

Total Liabilities	170,748

Total Net Assets	$114,662,315

Net Assets Consist of:

Paid-in capital	$91,636,408

Distributable earnings	23,025,907

Total Net Assets	$114,662,315

Investments, at Cost	$101,421,346

Foreign Currency, at Cost	$4,533

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	8,318,334

Net Asset Value Per Share	$13.78

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$2,021,290

Interest	6,931

Withholding taxes on foreign dividends	(182,401)

Total Investment Income	1,845,820

Expenses

Investment advisory fees	955,720

Distribution fees	301,910

Custodian and accounting fees	70,540

Professional fees	45,337

Trustees’ and officers’ fees	28,502

Administrative fees	27,463

Transfer agent fees	13,873

Shareholder reports	6,274

Other expenses	6,802

Total Expenses	1,456,421

Less: Fees waived	(31,406)

Total Expenses, Net	1,425,015

Net Investment Income/(Loss)	420,805

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	(4,619,720)

Net realized gain/(loss) from foreign currency transactions	22,247

Net change in unrealized appreciation/(depreciation) on investments	(38,909,416)

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(11,809)

Net Loss on Investments and Foreign Currency Transactions	(43,518,698)

Net Decrease in Net Assets Resulting From Operations	$(43,097,893)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Year Ended 12/31/21

Operations

Net investment income/(loss)	$420,805	$(73,457)

Net realized gain/(loss) from investments and foreign currency transactions	(4,597,473)	16,091,838

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(38,921,225)	(389,270)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(43,097,893)	15,629,111

Capital Share Transactions

Proceeds from sales of shares	30,232,445	18,963,179

Cost of shares redeemed	(21,298,973)	(32,763,667)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	8,933,472	(13,800,488)

Net Increase/(Decrease) in Net Assets	(34,164,421)	1,828,623

Net Assets

Beginning of year	148,826,736	146,998,113

End of year	$114,662,315	$148,826,736

Other Information:

Shares

Sold	2,045,765	1,023,174

Redeemed	(1,474,540)	(1,752,540)

Net Increase/(Decrease)	571,225	(729,366)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$19.21	$0.05		$(5.48)	$(5.43)	$13.78	(28.27)%

Year Ended 12/31/21	17.34	(0.01)		1.88	1.87	19.21	10.78%

Year Ended 12/31/20	13.53	(0.00	)(4)	3.81	3.81	17.34	28.16%

Year Ended 12/31/19	10.24	0.07		3.22	3.29	13.53	32.13%

Year Ended 12/31/18	12.61	0.12		(2.49)	(2.37)	10.24	(18.79)%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets(3)		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$114,662	1.18%	1.21%	0.35%		0.32%	40%

148,827	1.17%	1.17%	(0.05)%		(0.05)%	31%

146,998	1.18%	1.24%	(0.00)%	(5)	(0.06)%	25%

146,555	1.18%	1.26%	0.56%		0.48%	25%

131,137	1.18%	1.32%	1.07%		0.93%	61%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Rounds to $(0.00) per share.

(5)	Rounds to (0.00)%.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian International Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return consisting of long-term capital growth and current income.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2022, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

e. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% of the first $100 million, and 0.75% in excess of $100 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.18% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue waived fees and/or paid Fund expenses in the amount of $31,406.

Park Avenue has entered into a Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (“J.P. Morgan”). J.P. Morgan is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $301,910 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $57,455,204 and $48,352,680, respectively, for the year ended December 31, 2022. During the year ended December 31, 2022, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian International Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian International Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015– 2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service5	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8171

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Large Cap Disciplined Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Disciplined Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

FUND COMMENTARY OF

WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Large Cap Disciplined Growth VIP Fund (the “Fund”) returned -31.51% for the 12 months ended December 31, 2022, underperforming its benchmark, the Russell 1000® Growth Index[1] (the “Index”). The Fund’s underperformance relative to the Index was primarily due to security selection within the information technology, communication services, and real estate sectors.

•	The Index returned -29.14% for the 12 months ended December 31, 2022. Within the Index, the energy, utilities, and consumer staples sectors significantly contributed to performance, while the communication services, consumer discretionary, and information technology sectors detracted from performance during the period.

Market Overview

U.S. equities, as measured by the Index, fell over the 12 months ended December 31, 2022, amid rampant inflation, surging borrowing costs, uncertainty about corporate earnings and an increased probability of recession. The year began with U.S. equities registering their first quarterly loss since March 2020. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (the “Fed”) drove the Index into correction territory in February. U.S. equities continued to fall during a volatile second quarter. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index2 to its largest quarterly loss since September 2001. The housing market was pressured by soaring mortgage rates, slowing demand, and elevated home prices. U.S. equities fell in the third quarter as risk sentiment deteriorated on fears that aggressive interest-rate hikes and tighter financial conditions would constrict economic growth and drive the U.S. into a recession. U.S. equities rallied in the fourth quarter following three straight quarterly declines. Greater optimism that the Fed would begin to scale back its aggressive pace of interest-rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in October and November before risk sentiment waned in December amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters. In December, the Fed raised interest rates by 50 basis points (“bps”), snapping a streak of four consecutive interest rate hikes of 75 bps.

Portfolio Review

Stock selection was the primary driver of underperformance relative to the Index during the period. Weak selection within the information technology, communication services, and real estate sectors was partially offset by stronger stock selection within the consumer discretionary, industrials, and health care sectors. Sector allocation, a residual component of the Fund’s bottom-up stock selection process, modestly detracted from performance relative to the Index. Underweight allocations to the consumer staples and energy sectors detracted from relative performance, but these effects were partially offset by the Fund’s overweight allocation to the health care sector and an underweight allocation to the communication services sector.

Outlook

As we look ahead, we believe that there are increasing indications that inflationary pressures are abating in the goods components of both the Consumer Price Index3 and the Personal Consumption Expenditures Price Index4, and that there is a clearer path to a gradual disinflation in housing-related expenses by the second half of 2023. However, the services component of both indicators remains stubbornly high, driven by a still-resilient U.S. labor market driving continued upward wage pressure. Accordingly, the Federal Open Market Committee (the “FOMC”) remains steadfast in its determination to continue to slow the U.S. economy and has indicated that incremental interest rate hikes should be expected in early 2023, with the FOMC’s “dot plot” median federal funds rate projection now having increased from 4.6% to 5.1% for the end of 2023. We believe it is increasingly clear that a mild recession is the likely scenario as the Fed seeks to cool wage inflation and bring down both realized inflation and future inflationary expectations.

With the Fed undertaking efforts to slow growth, companies may feel the impacts of decelerating revenue without relief from wage pressure in early 2023. Thus, we believe a key challenge for and differentiator amongst companies will be the degree to which they can avoid the resultant margin compression through productivity offsets, innovation, or market share gains.

As we enter 2023, Russia’s large scale military attack on Ukraine is approaching its one-year anniversary without any apparent cessation in sight. Both the preparation

1

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

ahead of the winter season and milder-than-expected temperatures across the region have spared the continent from the worst-case scenario in terms of heating and energy supply, but we believe much uncertainty will remain in the conflict even after this winter has passed.

On the positive side, supply-chain issues which plagued most industries in the preceding two years continue to ease, providing cost relief and improving visibility. Further, China appears to be relaxing its restrictive COVID-19 related policies to revitalize growth and placate an increasingly frustrated populace. We believe this incremental source of demand could help offset the expected frictions from slower growth elsewhere in the world.

[1]

The Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]	The Nasdaq Composite Index (NASDAQ) is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.
[3]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

[4]

The Personal Consumption Expenditures Price Index (PCE) is a measure of the prices that people living in the United States, or those buying on their behalf, pay for goods and services. The PCE price index is known for capturing inflation (or deflation) across a wide range of consumer expenses and reflecting changes in consumer behavior.

2

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $439,541,208

Sector Allocation[1] As of December 31, 2022

Top Ten Holdings[2] As of December 31, 2022

Holding	% of Total Net Assets
Microsoft Corp.	9.27%
Apple, Inc.	9.01%
Amazon.com, Inc.	5.17%
Alphabet, Inc., Class A	4.67%
Mastercard, Inc., Class A	3.57%
UnitedHealth Group, Inc.	3.51%
Eli Lilly and Co.	2.70%
NIKE, Inc., Class B	2.24%
Deere & Co.	2.20%
TJX Cos., Inc.	2.09%
Total	44.43%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Disciplined Growth VIP Fund	9/1/2016	-31.51%	9.17%	—	11.25%
Russell 1000® Growth Index		-29.14%	10.96%	—	13.40%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Disciplined Growth VIP Fund and the Russell 1000® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$973.30	$4.33	0.87%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 99.5%
Aerospace & Defense – 1.3%

Raytheon Technologies Corp.	56,346	$5,686,438

		5,686,438
Automobiles – 0.9%

Tesla, Inc.(1)	30,768	3,790,002

		3,790,002
Beverages – 3.3%

Constellation Brands, Inc., Class A	27,584	6,392,592

Monster Beverage Corp.(1)	78,942	8,014,981

		14,407,573
Biotechnology – 4.1%

Regeneron Pharmaceuticals, Inc.(1)	8,141	5,873,650

Seagen, Inc.(1)	28,329	3,640,560

United Therapeutics Corp.(1)	6,552	1,822,046

Vertex Pharmaceuticals, Inc.(1)	23,525	6,793,549

		18,129,805
Building Products – 2.9%

Builders FirstSource, Inc.(1)	34,466	2,236,154

Fortune Brands Innovations, Inc.	60,686	3,465,778

Johnson Controls International PLC	109,494	7,007,616

		12,709,548
Capital Markets – 2.6%

Ares Management Corp., Class A	40,855	2,796,116

Morgan Stanley	54,910	4,668,448

S&P Global, Inc.	12,474	4,178,042

		11,642,606
Chemicals – 1.9%

PPG Industries, Inc.	38,290	4,814,585

Sherwin-Williams Co.	15,177	3,601,957

		8,416,542
Consumer Finance – 1.6%

American Express Co.	47,787	7,060,529

		7,060,529
Electronic Equipment, Instruments & Components – 3.0%

Amphenol Corp., Class A	85,566	6,514,995

CDW Corp.	37,769	6,744,788

		13,259,783
Entertainment – 0.9%

Walt Disney Co.(1)	45,867	3,984,925

		3,984,925
Equity Real Estate Investment Trusts (REITs) – 1.8%

Prologis, Inc.	41,740	4,705,350

Rexford Industrial Realty, Inc.	62,349	3,406,750

		8,112,100
Health Care Equipment & Supplies – 2.3%

Align Technology, Inc.(1)	10,916	2,302,184

Edwards Lifesciences Corp.(1)	51,978	3,878,079

Teleflex, Inc.	15,835	3,952,891

		10,133,154

December 31, 2022	Shares	Value
Health Care Providers & Services – 3.5%

UnitedHealth Group, Inc.	29,142	$15,450,506

		15,450,506
Hotels, Restaurants & Leisure – 3.0%

Airbnb, Inc., Class A(1)	40,300	3,445,650

Booking Holdings, Inc.(1)	1,608	3,240,570

Chipotle Mexican Grill, Inc.(1)	4,575	6,347,767

		13,033,987
Interactive Media & Services – 5.2%

Alphabet, Inc., Class A(1)	232,847	20,544,091

ZoomInfo Technologies, Inc.(1)	77,260	2,326,299

		22,870,390
Internet & Direct Marketing Retail – 5.2%

Amazon.com, Inc.(1)	270,730	22,741,320

		22,741,320
IT Services – 6.7%

Block, Inc.(1)	40,402	2,538,862

FleetCor Technologies, Inc.(1)	28,060	5,154,061

Global Payments, Inc.	36,807	3,655,671

GoDaddy, Inc., Class A(1)	32,077	2,400,001

Mastercard, Inc., Class A	45,092	15,679,841

		29,428,436
Life Sciences Tools & Services – 1.7%

Thermo Fisher Scientific, Inc.	13,571	7,473,414

		7,473,414
Machinery – 4.1%

Deere & Co.	22,603	9,691,262

Ingersoll Rand, Inc.	42,595	2,225,589

Nordson Corp.	24,813	5,898,546

		17,815,397
Oil, Gas & Consumable Fuels – 1.3%

Pioneer Natural Resources Co.	24,247	5,537,772

		5,537,772
Personal Products – 1.8%

Estee Lauder Cos., Inc., Class A	32,713	8,116,423

		8,116,423
Pharmaceuticals – 2.7%

Eli Lilly and Co.	32,403	11,854,314

		11,854,314
Semiconductors & Semiconductor Equipment – 7.2%

Advanced Micro Devices, Inc.(1)	76,721	4,969,219

KLA Corp.	13,329	5,025,433

Marvell Technology, Inc.	53,740	1,990,530

NVIDIA Corp.	52,649	7,694,125

Teradyne, Inc.	33,812	2,953,478

Texas Instruments, Inc.	53,374	8,818,452

		31,451,237

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2022	Shares	Value
Software – 15.6%

Five9, Inc.(1)	19,076	$1,294,497

Microsoft Corp.	169,824	40,727,192

Palo Alto Networks, Inc.(1)	41,857	5,840,726

Paycom Software, Inc.(1)	14,511	4,502,908

Salesforce, Inc.(1)	35,308	4,681,488

ServiceNow, Inc.(1)	18,159	7,050,595

Workday, Inc., Class A(1)	26,966	4,512,221

		68,609,627
Specialty Retail – 2.1%

TJX Cos., Inc.	115,169	9,167,452

		9,167,452
Technology Hardware, Storage & Peripherals – 9.0%

Apple, Inc.	304,641	39,582,005

		39,582,005
Textiles, Apparel & Luxury Goods – 3.8%

Lululemon Athletica, Inc.(1)	21,643	6,933,984

NIKE, Inc., Class B	84,300	9,863,943

		16,797,927

Total Common Stocks (Cost $390,612,541)		437,263,212

December 31, 2022	Principal Amount	Value
Short–Term Investments – 0.6%
Repurchase Agreements – 0.6%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $2,806,337, due 1/3/2023(2)	$2,805,938	$2,805,938

Total Repurchase Agreements (Cost $2,805,938)		2,805,938

Total Investments – 100.1% (Cost $393,418,479)		440,069,150

Liabilities in excess of other assets – (0.1)%		(527,942)

Total Net Assets – 100.0%		$439,541,208

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$3,918,500	$2,862,125

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$437,263,212	$—	$—	$437,263,212
Repurchase Agreements	—	2,805,938	—	2,805,938
Total	$437,263,212	$2,805,938	$—	$440,069,150

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$440,069,150

Receivable for investments sold	3,253,855

Receivable for fund shares subscribed	152,447

Dividends/interest receivable	126,690

Reimbursement receivable from adviser	1,484

Prepaid expenses	15,083

Total Assets	443,618,709

Liabilities

Payable for investments purchased	3,629,783

Investment advisory fees payable	217,631

Distribution fees payable	96,464

Payable for fund shares redeemed	67,417

Accrued audit fees	20,476

Accrued custodian and accounting fees	5,002

Accrued trustees’ and officers’ fees	1,307

Accrued expenses and other liabilities	39,421

Total Liabilities	4,077,501

Total Net Assets	$439,541,208

Net Assets Consist of:

Paid-in capital	$222,431,705

Distributable earnings	217,109,503

Total Net Assets	$439,541,208

Investments, at Cost	$393,418,479

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	22,364,295

Net Asset Value Per Share	$19.65

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$3,575,688

Interest	12,477

Total Investment Income	3,588,165

Expenses

Investment advisory fees	2,788,848

Distribution fees	1,246,626

Professional fees	122,993

Trustees’ and officers’ fees	118,603

Administrative fees	58,596

Custodian and accounting fees	36,485

Transfer agent fees	17,428

Shareholder reports	12,005

Other expenses	28,706

Total Expenses	4,430,290

Less: Fees waived	(92,032)

Total Expenses, Net	4,338,258

Net Investment Income/(Loss)	(750,093)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	(10,126,990)

Net change in unrealized appreciation/(depreciation) on investments	(185,987,750)

Net Loss on Investments	(196,114,740)

Net Decrease in Net Assets Resulting From Operations	$(196,864,833)

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Year Ended 12/31/21

Operations

Net investment income/(loss)	$(750,093)	$(2,173,142)

Net realized gain/(loss) from investments	(10,126,990)	88,747,072

Net change in unrealized appreciation/(depreciation) on investments	(185,987,750)	33,706,515

Net Increase/(Decrease) in Net Assets Resulting from Operations	(196,864,833)	120,280,445

Capital Share Transactions

Proceeds from sales of shares	91,090,129	33,236,212

Cost of shares redeemed	(77,446,731)	(152,156,096)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	13,643,398	(118,919,884)

Net Increase/(Decrease) in Net Assets	(183,221,435)	1,360,561

Net Assets

Beginning of year	622,762,643	621,402,082

End of year	$439,541,208	$622,762,643

Other Information:

Shares

Sold	4,085,055	1,289,760

Redeemed	(3,426,409)	(5,655,289)

Net Increase/(Decrease)	658,646	(4,365,529)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Loss(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$28.69	$(0.03)		$(9.01)	$(9.04)	$19.65	(31.51)%

Year Ended 12/31/21	23.83	(0.09)		4.95	4.86	28.69	20.39%

Year Ended 12/31/20	17.47	(0.02)		6.38	6.36	23.83	36.41%

Year Ended 12/31/19	12.52	(0.00)	(4)	4.95	4.95	17.47	39.54%

Year Ended 12/31/18	12.67	(0.01)		(0.14)	(0.15)	12.52	(1.18)%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets(3)	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$439,541	0.87%	0.89%	(0.15)%	(0.17)%	38%

622,763	0.87%	0.87%	(0.34)%	(0.34)%	28%

621,402	0.87%	0.89%	(0.12)%	(0.14)%	24%

625,755	0.87%	0.96%	(0.01)%	(0.10)%	116%

181,144	0.87%	1.04%	(0.05)%	(0.22)%	47%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

(4)	Rounds to $(0.00) per share.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Large Cap Disciplined Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to maximize long-term growth.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2022, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.62% up to $100 million, 0.57% from $100 to $300 million, 0.52% from $300 to $500 million, and 0.50% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.87% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue waived fees and/or paid Fund expenses in the amount of $92,032.

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $1,246,626 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $202,077,415 and $189,653,927, respectively, for the year ended December 31, 2022. During the year ended December 31, 2022, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement)

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of Guardian Large Cap Disciplined Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Disciplined Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

21

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8173

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Large Cap Disciplined Value VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Disciplined Value VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

FUND COMMENTARY OF BOSTON PARTNERS GLOBAL INVESTORS, INC., SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Large Cap Disciplined Value VIP Fund (the “Fund”) returned -4.90%, outperforming its benchmark, the Russell 1000® Value Index[1] (the “Index”), for the 12 months ended December 31, 2022. The Fund’s outperformance relative to the Index was primarily due to stock selection in the health care, financials, industrials and consumer discretionary sectors. Sector allocation also contributed positively mainly due to an underweight to the real estate and communication services sectors and an overweight to the energy and health care sectors.

•	The Index returned -7.54% for the period. The energy and health care sectors were two of the largest contributors to performance for the Index during the period.

Market Overview

While historically one of the strongest months of the year for stock performance, December 2022 proved to be a disappointment for investors as the Standard & Poor’s 500® Index2 (the “S&P 500 Index”) fell by

-5.76% on a total return basis during the final month of 2022. Though ultimately proven to be premature, optimism about the potential for an early U.S. Federal Reserve (the “Fed”) pause on interest rate hikes during October and November was enough to help the S&P 500 Index post a gain of +7.56% for the quarter. For the year, the S&P Index dropped by -18.11%, the worst performance for the S&P 500 Index since 2008, as headwinds from inflation, the war in Ukraine, central bank tightening and the fear of recession proved to be insurmountable. The communication services (-39.89%), consumer discretionary (-37.03%), information technology (-28.19%) sectors, as well as the real estate (-26.17%) sector, all suffered as interest rates rose by an average of 270 basis points across the U.S. Treasury yield curve. This led to a -13.01% loss for the Bloomberg U.S. Aggregate Bond Index3 (the “Bond Index”) its worst performance on record since 1977. Given this bearish backdrop, stocks with defensive characteristics (e.g., high quality, low beta, large capitalizations) were favored by investors throughout the year.

Portfolio Review

For the 12 months ended December 31, 2022, stock selection and sector allocation both aided and detracted from relative performance. Positive stock selection was led by the health care, financials, industrials and consumer discretionary sectors. Sector allocation in the energy, health care, real estate and communication services sectors contributed to returns relative to the Index. The Fund’s overweight to the technology sector and its underweight to the utilities and consumer staples sectors reduced returns relative to the Index during the year. Stock selection detracted from performance relative to the Index within the technology, consumer staples and communication services sectors.

Outlook

The S&P 500 Index has suffered back-to-back calendar losses only eight times in its ninety-five-year history (8.4% occurrence) dating back to 1928. The Bond Index has produced back-to-back yearly losses only once in its forty-five-year history, which occurred in 2022, and it has never had three consecutive years of losses. The Fund’s investment team will continue to maintain a focus on seeking investments that it believes have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum. Our disciplined and repeatable process has been in place for nearly three decades, and we believe our team is well suited to navigate this chaotic environment, with our emphasis on bottom-up security selection and sound fundamental analysis.

[1]

The Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees and expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]

The S&P 500 Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

[3]

The Bond Index is an index of U.S. dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Bond Index and, unlike the Fund, the Bond Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $153,193,303

Sector Allocation[1] As of December 31, 2022

Top Ten Holdings[2] As of December 31, 2022

Holding	% of Total Net Assets
Johnson & Johnson	3.88%
JPMorgan Chase & Co.	3.64%
Berkshire Hathaway, Inc., Class B	3.55%
Bristol Myers Squibb Co.	2.69%
Sanofi, ADR	2.56%
ConocoPhillips	2.52%
AutoZone, Inc.	2.45%
Charles Schwab Corp.	2.42%
Cigna Corp.	2.39%
CVS Health Corp.	2.33%
Total	28.43%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Disciplined Value VIP Fund	9/1/2016	-4.90%	6.57%	—	9.39%
Russell 1000® Value Index		-7.54%	6.67%	—	8.47%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Disciplined Value VIP Fund and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$1,065.80	$5.05	0.97%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.32	$4.94	0.97%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 97.8%

Aerospace & Defense – 2.4%

General Dynamics Corp.	6,573	$1,630,827

Howmet Aerospace, Inc.	51,149	2,015,782

		3,646,609
Banks – 8.2%

Bank of America Corp.	75,438	2,498,506

JPMorgan Chase & Co.	41,596	5,578,024

Truist Financial Corp.	28,091	1,208,756

Wells Fargo & Co.	77,805	3,212,568

		12,497,854
Beverages – 2.8%

Coca-Cola Europacific Partners PLC	24,741	1,368,672

Keurig Dr Pepper, Inc.	80,641	2,875,658

		4,244,330
Biotechnology – 1.4%

AbbVie, Inc.	13,360	2,159,110

		2,159,110
Building Products – 1.3%

Allegion PLC	8,078	850,290

Masco Corp.	24,787	1,156,810

		2,007,100
Capital Markets – 4.4%

Charles Schwab Corp.	44,609	3,714,145

Goldman Sachs Group, Inc.	6,368	2,186,644

Intercontinental Exchange, Inc.	8,900	913,051

		6,813,840
Chemicals – 3.5%

Axalta Coating Systems Ltd.(1)	54,200	1,380,474

DuPont de Nemours, Inc.	39,610	2,718,434

Olin Corp.	23,356	1,236,467

		5,335,375
Communications Equipment – 2.1%

Cisco Systems, Inc.	66,735	3,179,255

		3,179,255
Construction Materials – 0.8%

CRH PLC, ADR	32,424	1,290,151

		1,290,151
Consumer Finance – 0.4%

Capital One Financial Corp.	6,469	601,358

		601,358
Distributors – 0.9%

LKQ Corp.	26,737	1,428,023

		1,428,023
Diversified Financial Services – 3.5%

Berkshire Hathaway, Inc., Class B(1)	17,593	5,434,478

		5,434,478
Electric Utilities – 1.1%

FirstEnergy Corp.	39,160	1,642,370

		1,642,370

December 31, 2022	Shares	Value
Electrical Equipment – 1.0%

Eaton Corp. PLC	10,133	$1,590,374

		1,590,374
Energy Equipment & Services – 2.1%

Halliburton Co.	17,128	673,987

Schlumberger Ltd.	48,445	2,589,869

		3,263,856
Entertainment – 0.6%

Activision Blizzard, Inc.	12,676	970,348

		970,348
Food & Staples Retailing – 0.9%

US Foods Holding Corp.(1)	39,525	1,344,640

		1,344,640
Health Care Equipment & Supplies – 0.3%

Envista Holdings Corp.(1)	13,592	457,643

		457,643
Health Care Providers & Services – 10.5%

AmerisourceBergen Corp.	12,487	2,069,221

Centene Corp.(1)	34,913	2,863,215

Cigna Corp.	11,027	3,653,686

CVS Health Corp.	38,268	3,566,195

McKesson Corp.	2,149	806,133

UnitedHealth Group, Inc.	5,934	3,146,088

		16,104,538
Hotels, Restaurants & Leisure – 0.6%

Booking Holdings, Inc.(1)	456	918,968

		918,968
Household Durables – 1.6%

Mohawk Industries, Inc.(1)	10,841	1,108,167

Sony Group Corp., ADR	17,600	1,342,528

		2,450,695
Insurance – 2.2%

Allstate Corp.	5,249	711,764

Chubb Ltd.	8,323	1,836,054

Everest Re Group Ltd.	2,400	795,048

		3,342,866
Interactive Media & Services – 2.2%

Alphabet, Inc., Class A(1)	38,120	3,363,328

		3,363,328
IT Services – 3.4%

Cognizant Technology Solutions Corp., Class A	21,819	1,247,828

Fidelity National Information Services, Inc.	11,182	758,699

FleetCor Technologies, Inc.(1)	6,685	1,227,901

Global Payments, Inc.	7,496	744,503

SS&C Technologies Holdings, Inc.	23,900	1,244,234

		5,223,165

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2022	Shares	Value
Life Sciences Tools & Services – 1.5%

Avantor, Inc.(1)	49,724	$1,048,679

ICON PLC(1)	6,631	1,288,072

		2,336,751
Machinery – 4.9%

Caterpillar, Inc.	5,987	1,434,246

Deere & Co.	5,007	2,146,801

Dover Corp.	5,534	749,359

Fortive Corp.	14,227	914,085

Otis Worldwide Corp.	15,307	1,198,691

Westinghouse Air Brake Technologies Corp.	10,015	999,597

		7,442,779
Multi-Utilities – 1.0%

CenterPoint Energy, Inc.	50,274	1,507,717

		1,507,717
Oil, Gas & Consumable Fuels – 10.2%

Canadian Natural Resources Ltd.	38,338	2,128,909

Cenovus Energy, Inc.	107,134	2,079,471

ConocoPhillips	32,752	3,864,736

Devon Energy Corp.	26,691	1,641,764

EOG Resources, Inc.	8,460	1,095,739

Marathon Petroleum Corp.	24,321	2,830,721

Pioneer Natural Resources Co.	8,360	1,909,340

		15,550,680
Pharmaceuticals – 9.1%

Bristol Myers Squibb Co.	57,257	4,119,641

Johnson & Johnson	33,667	5,947,276

Sanofi, ADR	81,044	3,924,961

		13,991,878
Professional Services – 0.9%

Leidos Holdings, Inc.	12,577	1,322,975

		1,322,975
Road & Rail – 1.1%

Union Pacific Corp.	8,108	1,678,924

		1,678,924
Semiconductors & Semiconductor Equipment – 5.8%

Advanced Micro Devices, Inc.(1)	14,506	939,554

Applied Materials, Inc.	15,929	1,551,166

Lam Research Corp.	1,769	743,511

December 31, 2022	Shares	Value
Semiconductors & Semiconductor Equipment (contined)

Microchip Technology, Inc.	19,366	$1,360,461

Micron Technology, Inc.	24,806	1,239,804

NXP Semiconductors NV	1,718	271,496

Qorvo, Inc.(1)	4,855	440,057

QUALCOMM, Inc.	21,815	2,398,341

		8,944,390
Specialty Retail – 2.5%

AutoZone, Inc.(1)	1,521	3,751,060

		3,751,060
Trading Companies & Distributors – 1.2%

United Rentals, Inc.(1)	5,015	1,782,431

		1,782,431
Wireless Telecommunication Services – 1.4%

T-Mobile US, Inc.(1)	15,244	2,134,160

		2,134,160

Total Common Stocks (Cost $116,990,242)		149,754,019

	Principal Amount	Value
Short–Term Investments – 2.2%

Repurchase Agreements – 2.2%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $3,385,219, due 1/3/2023(2)	$3,384,738	3,384,738

Total Repurchase Agreements (Cost $3,384,738)		3,384,738

Total Investments – 100.0% (Cost $120,374,980)		153,138,757

Assets in excess of other liabilities – 0.0%		54,546

Total Net Assets – 100.0%		$153,193,303

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$4,726,700	$3,452,445

Legend:

ADR — American Depositary Receipt

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$149,754,019	$—	$—	$149,754,019
Repurchase Agreements	—	3,384,738	—	3,384,738
Total	$149,754,019	$3,384,738	$—	$153,138,757

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$153,138,757

Cash	8,365

Receivable for investments sold	113,102

Dividends/interest receivable	78,983

Foreign tax reclaims receivable	48,448

Receivable for fund shares subscribed	736

Prepaid expenses	5,635

Total Assets	153,394,026

Liabilities

Investment advisory fees payable	86,039

Payable for fund shares redeemed	35,071

Distribution fees payable	33,087

Accrued audit fees	20,476

Accrued custodian and accounting fees	6,836

Accrued trustees’ and officers’ fees	445

Accrued expenses and other liabilities	18,769

Total Liabilities	200,723

Total Net Assets	$153,193,303

Net Assets Consist of:

Paid-in capital	$65,859,495

Distributable earnings	87,333,808

Total Net Assets	$153,193,303

Investments, at Cost	$120,374,980

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	8,675,135

Net Asset Value Per Share	$17.66

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$3,599,681

Interest	15,253

Withholding taxes on foreign dividends	(78,974)

Total Investment Income	3,535,960

Expenses

Investment advisory fees	1,123,028

Distribution fees	447,095

Professional fees	50,211

Trustees’ and officers’ fees	42,277

Custodian and accounting fees	33,947

Administrative fees	32,648

Transfer agent fees	12,544

Shareholder reports	6,105

Other expenses	9,563

Total Expenses	1,757,418

Less: Fees waived	(22,690)

Total Expenses, Net	1,734,728

Net Investment Income/(Loss)	1,801,232

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	17,293,113

Net realized gain/(loss) from foreign currency transactions	(831)

Net change in unrealized appreciation/(depreciation) on investments	(28,742,785)

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	82

Net Loss on Investments and Foreign Currency Transactions	(11,450,421)

Net Decrease in Net Assets Resulting From Operations	$(9,649,189)

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Year Ended 12/31/21

Operations

Net investment income/(loss)	$1,801,232	$1,593,869

Net realized gain/(loss) from investments and foreign currency transactions	17,292,282	36,678,654

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(28,742,703)	22,156,639

Net Increase/(Decrease) in Net Assets Resulting from Operations	(9,649,189)	60,429,162

Capital Share Transactions

Proceeds from sales of shares	9,188,915	7,814,852

Cost of shares redeemed	(65,454,790)	(72,545,712)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(56,265,875)	(64,730,860)

Net Decrease in Net Assets	(65,915,064)	(4,301,698)

Net Assets

Beginning of year	219,108,367	223,410,065

End of year	$153,193,303	$219,108,367

Other Information:

Shares

Sold	527,283	447,511

Redeemed	(3,648,672)	(4,274,978)

Net Decrease	(3,121,389)	(3,827,467)

8	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights

	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$18.57	$0.18		$(1.09)	$(0.91)	$17.66	(4.90)%

Year Ended 12/31/21	14.30	0.12		4.15	4.27	18.57	29.86%

Year Ended 12/31/20	14.13	0.19	(4)	(0.02)	0.17	14.30	1.20%

Year Ended 12/31/19	11.45	0.16		2.52	2.68	14.13	23.41%

Year Ended 12/31/18	12.85	0.15		(1.55)	(1.40)	11.45	(10.89)%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$153,193	0.97%	0.98%	1.01%		1.00%		33%

219,108	0.97%	0.97%	0.71%		0.71%		45%

223,410	0.97%	1.02%	1.53%	(4)	1.48%	(4)	73%

213,249	0.97%	1.03%	1.22%		1.16%		66%

185,363	0.97%	1.08%	1.16%		1.05%		56%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)

Reflects a special dividend paid out during the year by one of the Fund’s holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.14, the Net Ratio of Net Investment Income to Average Net Assets would have been 1.15%, and the Gross Ratio of Net Investment Income to Average Net Assets would have been 1.10%.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Large Cap Disciplined Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2022, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% up to $100 million, 0.60% from $100 to $300 million, 0.55% from $300 to $500 million, and 0.53% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.97% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue waived fees and/or paid Fund expenses in the amount of $22,690.

Park Avenue has entered into a Sub-Advisory Agreement with Boston Partners Global Investors, Inc. (“Boston Partners”). Boston Partners is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $447,095 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $58,395,001 and $115,049,171, respectively, for the year ended December 31, 2022. During the year ended December 31, 2022, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include,

but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Disciplined Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Disciplined Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015– 2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012– 2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019–2022); Vice President and Associate General Counsel, MetLife, Inc. (2010–2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

21

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8174

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Large Cap Fundamental Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Fundamental Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

FUND COMMENTARY OF

CLEARBRIDGE INVESTMENTS LLC, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Large Cap Fundamental Growth VIP Fund (the “Fund”) returned -32.75%, underperforming its benchmark, the Russell 1000® Growth Index[1] (the “Index”), for the 12 months ended December 31, 2022. The Fund’s underperformance relative to the Index was primarily due to stock selection in the information technology (“IT”) and communication services sectors.

•	The Index delivered a -29.14% return for the period. This performance was largely due to the aggressive tightening of financial conditions by the U.S. Federal Reserve (the “Fed”), which raised short-term interest rates to stem the highest U.S. inflation readings in more than 40 years. Higher rates weighed most heavily on growth stocks whose valuations are largely based on profits expected well into the future. In this environment, growth stocks underperformed value stocks as measured by the Russell 1000® Value Index (the “Value Index”)[2] by over 21 percentage points for the year. The Russian invasion of Ukraine further stoked inflation while upsetting some key global supply chains, adding further headwinds to equity performance. And finally, the unwinding of ample liquidity provided to assist with the COVID-19 pandemic raised the chances of the U.S. falling into recession, which hurt consumer sentiment and slowed spending.

Market Overview

Equity markets took a defensive shift in 2022, resulting in an -18.11% decline for the Standard & Poor’s 500® Index (the “S&P 500 Index”)3. Rising inflation prompted the Fed to take on a more hawkish stance, accelerating the tapering of asset purchases and increasing interest rate hike projections. This drove equities, in particular higher-growth companies, to sell off early in the year. Russia’s invasion of Ukraine in February further disrupted global supply chains and reduced global commodity reserves due to the sanctions levied on Russia. The conflict increased the probability of a recession in Europe, which investors feared could spread to other developed economies. Oil and gas prices spiked, lifting the energy sector and driving further inflation. The U.S. 10-year Treasury yield jumped from 1.6% to 2.3% in the first quarter of 2022.

Such conditions remained in the second quarter of 2022, with persistent inflation prompting central banks to take more hawkish stances. The Fed raised the federal funds rate by 50 basis points (“bps”) in May and 75 bps in June. These hikes jarred financial markets, significantly compressing equity multiples. Defensive sectors led the market, along with the energy sector, while mega cap growth stocks sold off. Concerns over companies’ abilities to maintain current margins increased, as did the probability of a “hard landing” for the economy. U.S. 10-year Treasury yields rose to 3.01%. A bear market rally followed in July, with investors bidding up growth stocks in particular in the hopes a policy-engineered recession would spur a reversal in Fed policy. Such hopes were disappointed in August when candid statements by Fed Chair Powell signaled the Fed’s intent to continue raising rates beyond previous targets, regardless of the economic consequences. Higher bond yields — the U.S. 10-year Treasury yield rose to 3.83% in the third quarter of 2022 — helped strengthen the U.S. dollar, reducing overseas revenues for multinational companies. Emerging evidence of a slowing economy, which might prompt an early Fed pivot from its tightening regime, along with some better-than-expected earnings, helped equities to close out the period on a positive note. After edging up above 4%, the U.S. 10-year Treasury yield ended the period at 3.88%, up over 200 basis points for the reporting period, as the Fed signaled a higher-for-longer future for interest rates and a recession became the base case for 2023.

Portfolio Review

Stock selection in the IT and communication services sectors were the primary detractors from performance relative to the Index. An underweight to the consumer staples sector also detracted from relative results. On the positive side, an overweight to the health care and industrials sectors, underweight to the communication services and consumer discretionary sectors and stock selection in the consumer staples sector were the primary contributors to relative returns.

Outlook

Corporate earnings expectations retreated during the fourth quarter, declining -2.8%, the first year-over-year earnings decline since the third quarter of 2020, according to FactSet. As of mid-December, 63 S&P 500 companies had issued negative forward guidance compared to 34 reporting positive projections. We think these trends underestimate the downward earnings revisions still to come and will be closely monitoring the guidance provided by portfolio companies during the upcoming quarterly reporting period. We see the current economic environment as weak and expect it to

1

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

become even weaker, with pain still to be felt on both the corporate and consumer side as the hammer of monetary policy, which acts with a lag, begins to make an impact on investments. We believe companies are looking for any way to cut costs, particularly IT and shadow technology sectors, with layoffs increasing among the largest growth companies. The pandemic savings accumulated by households are eroding, with retail sales likely to struggle in the year ahead. While we believe the consumer remains in good fiscal shape, in our view, credit is starting to worsen and we expect a credit cycle to take hold at this stage of the economic contraction. Paradoxically, a slowdown in inflation could also create headwinds: retailers no longer able to lean on price as a revenue driver may see margins contract. Mega-cap growth companies are struggling as much as other businesses due to downstream weakness of their clients. Cloud spending is being hurt by budget constraints of buyers, the advertising business is slowing and management confidence is being challenged by increasingly negative data prints. In short, we believe all signs point to a challenging earnings year. Despite so much uncertainty, we maintain confidence in the Fund’s portfolio positioning.

[1]

The Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1.000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]

The Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Value Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Value Index. You may not invest in the Value Index, and, unlike the Fund, the Value Index does not incur fees and expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[3]

The S&P 500 Index is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

2

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $253,603,242

Sector Allocation[1] As of December 31, 2022

Top Ten Holdings[2] As of December 31, 2022

Holding	% of Total Net Assets
Microsoft Corp.	7.59%
Amazon.com, Inc.	5.97%
Visa, Inc., Class A	5.79%
UnitedHealth Group, Inc.	5.05%
Apple, Inc.	4.42%
Thermo Fisher Scientific, Inc.	3.37%
NVIDIA Corp.	3.29%
Netflix, Inc.	2.98%
Monster Beverage Corp.	2.85%
Zoetis, Inc.	2.80%
Total	44.11%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Fundamental Growth VIP Fund	9/1/2016	-32.75%	6.72%	—	9.37%
Russell 1000® Growth Index		-29.14%	10.96%	—	13.40%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Fundamental Growth VIP Fund and the Russell 1000® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$986.60	$4.66	0.93%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74	0.93%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 97.9%

Aerospace & Defense – 2.8%

Raytheon Technologies Corp.	69,920	$7,056,326

		7,056,326
Air Freight & Logistics – 2.5%

United Parcel Service, Inc., Class B	36,956	6,424,431

		6,424,431
Auto Components – 1.4%

Aptiv PLC(1)	36,974	3,443,389

		3,443,389
Automobiles – 0.4%

Tesla, Inc.(1)	8,300	1,022,394

		1,022,394
Beverages – 2.9%

Monster Beverage Corp.(1)	71,190	7,227,921

		7,227,921
Capital Markets – 2.8%

S&P Global, Inc.	21,123	7,074,938

		7,074,938
Chemicals – 1.7%

Sherwin-Williams Co.	18,000	4,271,940

		4,271,940
Electrical Equipment – 2.6%

Eaton Corp. PLC	42,040	6,598,178

		6,598,178
Entertainment – 3.6%

Netflix, Inc.(1)	25,600	7,548,928

Sea Ltd., ADR(1)	31,560	1,642,067

		9,190,995
Equity Real Estate Investment Trusts (REITs) – 1.8%

Equinix, Inc.	7,027	4,602,896

		4,602,896
Health Care Equipment & Supplies – 8.7%

Alcon, Inc.	81,360	5,577,228

Dexcom, Inc.(1)	49,100	5,560,084

Intuitive Surgical, Inc.(1)	21,670	5,750,135

Stryker Corp.	21,000	5,134,290

		22,021,737
Health Care Providers & Services – 5.0%

UnitedHealth Group, Inc.	24,147	12,802,256

		12,802,256
Insurance – 1.5%

Marsh & McLennan Cos., Inc.	23,400	3,872,232

		3,872,232
Interactive Media & Services – 1.9%

Meta Platforms, Inc., Class A(1)	40,613	4,887,368

		4,887,368

December 31, 2022	Shares	Value
Internet & Direct Marketing Retail – 6.0%

Amazon.com, Inc.(1)	180,200	$15,136,800

		15,136,800
IT Services – 7.7%

PayPal Holdings, Inc.(1)	67,215	4,787,052

Visa, Inc., Class A	70,687	14,685,931

		19,472,983
Life Sciences Tools & Services – 3.4%

Thermo Fisher Scientific, Inc.	15,532	8,553,317

		8,553,317
Personal Products – 1.8%

Estee Lauder Cos., Inc., Class A	18,300	4,540,413

		4,540,413
Pharmaceuticals – 2.8%

Zoetis, Inc.	48,421	7,096,098

		7,096,098
Road & Rail – 1.4%

Uber Technologies, Inc.(1)	143,682	3,553,256

		3,553,256
Semiconductors & Semiconductor Equipment – 6.1%

ASML Holding NV	9,300	5,081,520

Intel Corp.	78,600	2,077,398

NVIDIA Corp.	57,032	8,334,656

		15,493,574
Software – 17.5%

Adobe, Inc.(1)	12,360	4,159,511

Atlassian Corp., Class A(1)	20,790	2,675,257

Microsoft Corp.	80,304	19,258,505

Palo Alto Networks, Inc.(1)	40,982	5,718,628

Salesforce, Inc.(1)	35,450	4,700,316

Splunk, Inc.(1)	40,281	3,467,791

Unity Software, Inc.(1)	28,900	826,251

Workday, Inc., Class A(1)	22,030	3,686,280

		44,492,539
Specialty Retail – 1.9%

Advance Auto Parts, Inc.	22,460	3,302,294

Tractor Supply Co.	6,620	1,489,301

		4,791,595
Technology Hardware, Storage & Peripherals – 4.4%

Apple, Inc.	86,344	11,218,676

		11,218,676
Textiles, Apparel & Luxury Goods – 2.6%

NIKE, Inc., Class B	55,900	6,540,859

		6,540,859
Trading Companies & Distributors – 2.7%

WW Grainger, Inc.	12,279	6,830,194

		6,830,194

Total Common Stocks (Cost $219,312,697)		248,217,305

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2022	Principal Amount	Value
Short–Term Investments – 2.2%

Repurchase Agreements – 2.2%
Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $5,573,713, due 1/3/2023(2)	$5,572,921	$5,572,921

Total Repurchase Agreements (Cost $5,572,921)		5,572,921

Total Investments – 100.1% (Cost $224,885,618)		253,790,226

Liabilities in excess of other assets – (0.1)%		(186,984)

Total Net Assets – 100.0%		$253,603,242

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$7,782,500	$5,684,442

Legend:

ADR — American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	7

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$248,217,305	$—	$—	$248,217,305
Repurchase Agreements	—	5,572,921	—	5,572,921
Total	$248,217,305	$5,572,921	$—	$253,790,226

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$253,790,226

Dividends/interest receivable	54,496

Foreign tax reclaims receivable	39,325

Prepaid expenses	8,334

Total Assets	253,892,381

Liabilities

Investment advisory fees payable	130,877

Distribution fees payable	55,540

Payable for fund shares redeemed	50,878

Accrued audit fees	20,476

Accrued custodian and accounting fees	4,882

Accrued trustees’ and officers’ fees	675

Accrued expenses and other liabilities	25,811

Total Liabilities	289,139

Total Net Assets	$253,603,242

Net Assets Consist of:

Paid-in capital	$131,673,360

Distributable earnings	121,929,882

Total Net Assets	$253,603,242

Investments, at Cost	$224,885,618

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	14,376,886

Net Asset Value Per Share	$17.64

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$1,872,328

Interest	28,415

Withholding taxes on foreign dividends	(9,248)

Total Investment Income	1,891,495

Expenses

Investment advisory fees	1,641,166

Distribution fees	698,830

Professional fees	80,901

Trustees’ and officers’ fees	66,189

Administrative fees	40,374

Custodian and accounting fees	32,690

Transfer agent fees	14,776

Shareholder reports	9,721

Other expenses	15,281

Total Expenses	2,599,928

Net Investment Income/(Loss)	(708,433)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	3,529,314

Net change in unrealized appreciation/(depreciation) on investments	(118,066,982)

Net Loss on Investments	(114,537,668)

Net Decrease in Net Assets Resulting From Operations	$(115,246,101)

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Year Ended 12/31/21

Operations

Net investment income/(loss)	$(708,433)	$(1,226,972)

Net realized gain/(loss) from investments	3,529,314	43,630,648

Net change in unrealized appreciation/(depreciation) on investments	(118,066,982)	29,119,741

Net Increase/(Decrease) in Net Assets Resulting from Operations	(115,246,101)	71,523,417

Capital Share Transactions

Proceeds from sales of shares	70,196,441	25,900,718

Cost of shares redeemed	(49,649,218)	(89,011,782)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	20,547,223	(63,111,064)

Net Increase/(Decrease) in Net Assets	(94,698,878)	8,412,353

Net Assets

Beginning of year	348,302,120	339,889,767

End of year	$253,603,242	$348,302,120

Other Information:

Shares

Sold	3,583,941	1,163,061

Redeemed	(2,487,413)	(3,642,432)

Net Increase/(Decrease)	1,096,528	(2,479,371)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$26.23	$(0.05)	$(8.54)	$(8.59)	$17.64	(32.75)%

Year Ended 12/31/21	21.57	(0.08)	4.74	4.66	26.23	21.60%

Year Ended 12/31/20	16.50	(0.03)	5.10	5.07	21.57	30.73%

Year Ended 12/31/19	12.51	0.00(4)	3.99	3.99	16.50	31.89%

Year Ended 12/31/18	12.74	0.03	(0.26)	(0.23)	12.51	(1.81)%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets(3)	Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$253,603	0.93%	0.93%	(0.25)%	(0.25)%	31%

348,302	0.91%	0.91%	(0.34)%	(0.34)%	21%

339,890	1.00%	1.00%	(0.18)%	(0.18)%	20%

349,921	1.00%	1.00%	0.01%	0.01%	44%

223,264	1.00%	1.02%	0.26%	0.24%	33%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

(4)	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Large Cap Fundamental Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.
•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2022, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.62% up to $100 million, 0.57% from $100 to $300 million, 0.52% from $300 to $500 million, and 0.50% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.01% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue did not waive any fees or pay any Fund expenses.

Park Avenue has entered into a Sub-Advisory Agreement with ClearBridge Investments LLC (“ClearBridge”). ClearBridge is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $698,830 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $102,099,074 and $85,554,261, respectively, for the year ended December 31, 2022. During the year ended December 31, 2022, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

(a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Fundamental Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Fundamental Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

21

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8175

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Mid Cap Relative Value VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Mid Cap Relative Value VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

FUND COMMENTARY OF ALLSPRING GLOBAL INVESTMENTS, LLC, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Mid Cap Relative Value VIP Fund (the “Fund”) returned -4.82% for the 12 months ended December 31, 2022, and outperformed its benchmark, the Russell Midcap® Value Index[1] (the “Index”). The Fund’s outperformance relative to the Index was primarily due to security selection in the information technology, financials, health care, and real estate sectors. In addition, an underweight in the underperforming real estate sector also added value to the Fund’s relative performance. Conversely, stock selection in the industrials sector was the largest detractor from the Fund’s performance.

•	The Index delivered a return of -12.03% during the period.

Market Overview

The year 2022 will be remembered as a “drawdown year,” but the path was anything but linear. From the war in Ukraine to the elusive U.S. Federal Reserve (the “Fed”) “pivot,” equity markets experienced very sizeable rallies, pullbacks and leadership swings. Early in the year, equity markets pulled back from their December 2021 highs as investors started to digest the increasingly likely view that inflationary pressures would require a more aggressive monetary response. This resulted in expectations for a prolonged period of rising interest rates, negatively impacting valuations across most asset classes. Equity markets declined further following the invasion of Ukraine, prompting commodity prices to increase significantly, contributing further to inflationary pressures. The beginning of the third quarter of 2022 was marked by a brief rally driven by hopes that inflation was peaking and the Fed would “pivot” its course in interest rate hikes. As the Fed quashed any immediate plans to reverse course, equity markets again pulled back significantly in the last six weeks of the third quarter of 2022. This was followed by another strong rally in equity markets during the months of October and November as inflation data started to moderate and hopes emerged again that the Fed would lessen the pace of interest rate increases. The month of December saw stocks pull back slightly. Although Fed Chair Jerome Powell indicated that it was time to slow the pace of coming interest rate hikes, he also signaled a protracted economic adjustment to a world where borrowing costs will remain high and inflation should come down slowly.

The energy and utilities sectors contributed positively to the Index’s performance for the year, while the communication services and information technology sectors were the worst-performing sectors within the Index as interest rates rose.

Portfolio Review

The Fund outperformed the Index for the period. Stock selection was the primary driver of the Fund’s outperformance relative to the Index, specifically in the information technology, financials, health care and real estate sectors. In addition, sector allocation differences also added to performance; an underweight in the underperforming real estate sector added value, while stock selection in the industrials sector was the largest detractor.

Outlook

We expect continued market volatility over the near term as investors digest slowing economic data and higher long-term borrowing costs. We believe that inflation is proving to be a challenge as wages and rents materially lag monetary tightening. Decades of margin expansion are at risk of moving in the opposite direction as tax policy, labor challenges, broad inflation, supply chain modifications/on-shoring, and an energy transition all weigh on margin potential. Pricing power at the product/service level is currently (and we believe will remain) a leading indicator of business success. Equity markets have rewarded free-cash-flow margin and growth, and we believe earnings (before interest and taxes), as well as cash flow from operations margin pressure have the potential to be offset by pricing power.

Rather than try to predict Fed policy or time when these macro headwinds will subside, we look to invest in companies that we believe have financial flexibility. Many companies have been forced to take defensive measures as inflation and interest rates have moved higher. While the companies we select for the Fund are certainly not immune from these factors, we believe their financial flexibility and competitive advantages allow them to navigate the current environment and be

[1]

The Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

strategic as opportunities arise. We expect the changing interest rate dynamic to continue to affect the economy going forward. Assessing how the rising cost of capital affects a company’s financial flexibility is a key part of our process and something that we believe will prove to be a valuable differentiator in today’s volatile interest rate environment.

As active managers, we look to take advantage of the changing interest rate dynamic and the impact it has on a company’s financial flexibility. While some companies will feel the impact from a higher cost of capital and face refinancing risk, we are hopeful that the companies we invest in for the Fund will leverage their superior balance sheets and be better positioned for the future. We believe our strong fundamental analysis, risk management, and active investment process are well suited for taking advantage of new opportunities as the equity market evolves.

2

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $173,859,015

Sector Allocation[1] As of December 31, 2022

Top Ten Holdings[2] As of December 31, 2022

Holding	% of Total Net Assets
AerCap Holdings NV	3.38%
Arch Capital Group Ltd.	3.37%
LKQ Corp.	3.29%
Amdocs Ltd.	3.18%
Republic Services, Inc.	3.18%
Jacobs Solutions, Inc.	2.93%
D.R. Horton, Inc.	2.88%
Reynolds Consumer Products, Inc.	2.87%
Vulcan Materials Co.	2.84%
CBRE Group, Inc., Class A	2.70%
Total	30.62%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Mid Cap Relative Value VIP Fund	9/1/2016	-4.82%	7.88%	—	9.30%
Russell Midcap® Value Index		-12.03%	5.72%	—	7.59%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Mid Cap Relative Value VIP Fund and the Russell Midcap® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$1,087.30	$5.52	1.05%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 97.4%

Auto Components – 1.9%

Aptiv PLC(1)	18,338	$1,707,818

Lear Corp.	12,454	1,544,545

		3,252,363
Banks – 3.3%

Fifth Third Bancorp	78,359	2,570,959

PacWest Bancorp	23,933	549,262

Regions Financial Corp.	96,013	2,070,040

Zions Bancorporation NA	12,885	633,427

		5,823,688
Beverages – 2.6%

Keurig Dr Pepper, Inc.	124,628	4,444,235

		4,444,235
Building Products – 3.6%

Builders FirstSource, Inc.(1)	25,957	1,684,090

Carlisle Cos., Inc.	19,268	4,540,504

		6,224,594
Chemicals – 0.3%

Huntsman Corp.	19,435	534,074

		534,074
Commercial Services & Supplies – 3.2%

Republic Services, Inc.	42,851	5,527,351

		5,527,351
Communications Equipment – 0.3%

Juniper Networks, Inc.	17,926	572,915

		572,915
Construction & Engineering – 2.9%

API Group Corp.(1)	75,623	1,422,469

MasTec, Inc.(1)	42,450	3,622,258

		5,044,727
Construction Materials – 2.8%

Vulcan Materials Co.	28,213	4,940,378

		4,940,378
Consumer Finance – 1.3%

Discover Financial Services	23,054	2,255,373

		2,255,373
Containers & Packaging – 0.8%

AptarGroup, Inc.	12,635	1,389,597

		1,389,597
Distributors – 3.3%

LKQ Corp.	106,981	5,713,855

		5,713,855
Diversified Financial Services – 0.0%

Pershing Square Tontine Holdings Ltd.(1)(2)(3)	125,172	0

		0
Electric Utilities – 5.2%

American Electric Power Co., Inc.	48,811	4,634,604

FirstEnergy Corp.	103,653	4,347,207

		8,981,811

December 31, 2022	Shares	Value
Energy Equipment & Services – 1.9%

Baker Hughes Co.	60,341	$1,781,870

NOV, Inc.	74,444	1,555,135

		3,337,005
Equity Real Estate Investment Trusts (REITs) – 3.2%

Boston Properties, Inc.	35,770	2,417,337

Gaming and Leisure Properties, Inc.	61,902	3,224,475

		5,641,812
Health Care Equipment & Supplies – 5.5%

Alcon, Inc.	59,336	4,067,483

Teleflex, Inc.	9,119	2,276,376

Zimmer Biomet Holdings, Inc.	24,955	3,181,762

		9,525,621
Health Care Providers & Services – 0.9%

Humana, Inc.	2,009	1,028,990

Universal Health Services, Inc., Class B	3,694	520,447

		1,549,437
Hotels, Restaurants & Leisure – 2.3%

Wendy’s Co.	59,348	1,343,045

Yum China Holdings, Inc.	47,175	2,578,114

		3,921,159
Household Durables – 3.2%

D.R. Horton, Inc.	56,220	5,011,451

Helen of Troy Ltd.(1)	5,515	611,669

		5,623,120
Household Products – 5.3%

Church & Dwight Co., Inc.	53,509	4,313,361

Reynolds Consumer Products, Inc.	166,291	4,985,404

		9,298,765
Insurance – 10.0%

Allstate Corp.	29,701	4,027,455

Arch Capital Group Ltd.(1)	93,233	5,853,168

Axis Capital Holdings Ltd.	13,345	722,899

Brown & Brown, Inc.	76,807	4,375,695

Loews Corp.	41,573	2,424,953

		17,404,170
Interactive Media & Services – 0.7%

Match Group, Inc.(1)	28,020	1,162,550

		1,162,550
IT Services – 5.1%

Amdocs Ltd.	60,844	5,530,719

Euronet Worldwide, Inc.(1)	35,410	3,341,996

		8,872,715
Life Sciences Tools & Services – 1.8%

Charles River Laboratories International, Inc.(1)	14,337	3,124,032

		3,124,032
Machinery – 2.6%

Donaldson Co., Inc.	49,600	2,919,952

Gates Industrial Corp. PLC(1)	141,634	1,616,044

		4,535,996

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2022	Shares	Value
Metals & Mining – 1.6%

Freeport-McMoRan, Inc.	72,411	$2,751,618

		2,751,618
Mortgage Real Estate Investment Trusts (REITs) – 2.2%

Annaly Capital Management, Inc.	185,380	3,907,810

		3,907,810
Oil, Gas & Consumable Fuels – 4.6%

Devon Energy Corp.	33,368	2,052,466

EOG Resources, Inc.	25,633	3,319,986

Valero Energy Corp.	21,225	2,692,603

		8,065,055
Professional Services – 4.0%

Dun & Bradstreet Holdings, Inc.	146,556	1,796,777

Jacobs Solutions, Inc.	42,389	5,089,647

		6,886,424
Real Estate Management & Development – 2.7%

CBRE Group, Inc., Class A(1)	61,138	4,705,181

		4,705,181
Semiconductors & Semiconductor Equipment – 0.7%

ON Semiconductor Corp.(1)	18,413	1,148,419

		1,148,419
Software – 2.2%

NCR Corp.(1)	75,878	1,776,304

Synopsys, Inc.(1)	6,537	2,087,199

		3,863,503
Trading Companies & Distributors – 3.4%

AerCap Holdings NV(1)	100,941	5,886,879

		5,886,879
Water Utilities – 2.0%

American Water Works Co., Inc.	22,758	3,468,774

		3,468,774

Total Common Stocks (Cost $132,457,814)		169,385,006
Warrants – 0.0%

Pershing Square Tontine Holdings Ltd.(1)(2)	14,344	0

Total Warrants (Cost $0)		0

December 31, 2022	Principal Amount	Value
Short–Term Investments – 2.7%

Repurchase Agreements – 2.7%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $4,611,321, due 1/3/2023(4)	$4,610,666	$4,610,666

Total Repurchase Agreements (Cost $4,610,666)		4,610,666

Total Investments – 100.1% (Cost $137,068,480)		173,995,672

Liabilities in excess of other assets – (0.1)%		(136,657)

Total Net Assets – 100.0%		$173,859,015

(1)	Non–income–producing security.
(2)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets
Pershing Square Tontine Holdings Ltd.	125,172	$0	$0	7/26/2022	0.00%
Pershing Square Tontine Holdings Ltd.	14,344	0	0	7/26/2022	0.00

(3)

Escrow interests represent beneficial interests in bankruptcy reorganizations or liquidation proceedings and may be subject to resale, redemption or transferability restrictions. The amount and timing of future payments, if any, cannot be predicted with certainty.

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$6,438,700	$4,702,912

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$169,385,006	$—	$—	$169,385,006
Warrants	—	0	—	0
Repurchase Agreements	—	4,610,666	—	4,610,666
Total	$169,385,006	$4,610,666	$—	$173,995,672

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$173,995,672

Dividends/interest receivable	328,507

Foreign tax reclaims receivable	4,095

Receivable for fund shares subscribed	736

Prepaid expenses	6,047

Total Assets	174,335,057

Liabilities

Payable for fund shares redeemed	286,792

Investment advisory fees payable	104,593

Distribution fees payable	37,443

Accrued audit fees	20,476

Accrued custodian and accounting fees	5,916

Accrued trustees’ and officers’ fees	490

Accrued expenses and other liabilities	20,332

Total Liabilities	476,042

Total Net Assets	$173,859,015

Net Assets Consist of:

Paid-in capital	$63,751,244

Distributable earnings	110,107,771

Total Net Assets	$173,859,015

Investments, at Cost	$137,068,480

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	9,901,069

Net Asset Value Per Share	$17.56

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$3,647,211

Interest	19,998

Withholding taxes on foreign dividends	(206)

Total Investment Income	3,667,003

Expenses

Investment advisory fees	1,357,146

Distribution fees	487,741

Professional fees	51,970

Trustees’ and officers’ fees	45,937

Custodian and accounting fees	37,300

Administrative fees	33,940

Transfer agent fees	14,147

Shareholder reports	9,027

Other expenses	10,359

Total Expenses	2,047,567

Net Investment Income/(Loss)	1,619,436

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	21,337,187

Net change in unrealized appreciation/(depreciation) on investments	(35,212,513)

Net Loss on Investments	(13,875,326)

Net Decrease in Net Assets Resulting From Operations	$(12,255,890)

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Year Ended 12/31/21

Operations

Net investment income/(loss)	$1,619,436	$792,713

Net realized gain/(loss) from investments	21,337,187	38,207,876

Net change in unrealized appreciation/(depreciation) on investments	(35,212,513)	24,395,007

Net Increase/(Decrease) in Net Assets Resulting from Operations	(12,255,890)	63,395,596

Capital Share Transactions

Proceeds from sales of shares	3,793,845	11,092,980

Cost of shares redeemed	(54,742,262)	(82,355,187)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(50,948,417)	(71,262,207)

Net Decrease in Net Assets	(63,204,307)	(7,866,611)

Net Assets

Beginning of year	237,063,322	244,929,933

End of year	$173,859,015	$237,063,322

Other Information:

Shares

Sold	220,840	655,906

Redeemed	(3,167,374)	(4,907,714)

Net Decrease	(2,946,534)	(4,251,808)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$18.45	$0.14	$(1.03)	$(0.89)	$17.56	(4.82)%

Year Ended 12/31/21	14.32	0.05	4.08	4.13	18.45	28.84%

Year Ended 12/31/20	13.93	0.09	0.30	0.39	14.32	2.80%

Year Ended 12/31/19	10.28	0.10	3.55	3.65	13.93	35.51%

Year Ended 12/31/18	12.02	0.08	(1.82)	(1.74)	10.28	(14.48)%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$173,859	1.05%	1.05%	0.83%	0.83%	24%

237,063	1.05%	1.05%	0.32%	0.32%	31%

244,930	1.06%	1.11%	0.70%	0.65%	56%

235,342	1.00%	1.10%	0.83%	0.73%	37%

204,185	1.00%	1.14%	0.66%	0.52%	31%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Mid Cap Relative Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2022, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.72% up to $100 million, 0.67% from $100 to $300 million, 0.62% from $300 to $500 million, and 0.60% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.08% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue did not waive any fees or pay any Fund expenses.

Park Avenue has entered into a Sub-Advisory Agreement with Allspring Global Investments, LLC (“Allspring”). Allspring is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $487,741 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $45,995,979 and $94,639,532, respectively, for the year ended December 31, 2022. During the year ended December 31, 2022, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2022, the Fund held two illiquid securities.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Mid Cap Relative Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Mid Cap Relative Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

21

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8176

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Mid Cap Traditional Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Mid Cap Traditional Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

FUND COMMENTARY OF JANUS HENDERSON INVESTORS US LLC, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Mid Cap Traditional Growth VIP Fund (the “Fund”) returned -17.24% for the 12 months ended December 31, 2022, outperforming its benchmark, the Russell Midcap® Growth Index[1] (the “Index”). The Fund’s outperformance relative to the Index was primarily due to security selection in the information technology, financials, and communication services sectors. In addition, an underweight in the underperforming real estate sector also added value relative to the Index.

•	The Index returned -26.72% for the same period. Most index sectors suffered declines with the most significant detractors from performance occurring in the communication services and information technology sectors. The energy sector was the only sector of the Index to deliver positive returns.

Market Overview

Stocks declined over the 12-month period ended December 31, 2022, as soaring inflation, rising interest rates, and fears of recession led to market turbulence. Equities faced volatility early in 2022 as supply constraints, geopolitical uncertainty, and surging commodity prices weighed on investor sentiment, especially in the aftermath of the Russian invasion of Ukraine. Expectations for more restrictive U.S. Federal Reserve (the “Fed”) policy also triggered a sell-off in higher-valuation growth stocks. The Fed raised interest rates by 25 basis points (“bps”) in March but moved more aggressively with a 50 bps increase in May and then a series of consecutive 75 bps rate hikes between June and November. The Fed opted for a 50 bps increase in December, raising hopes for a slower pace of monetary tightening in 2023. These hopes, along with some signs of moderating inflation, led markets to regain some ground in the fourth quarter. However, stocks still ended the year with broad-based declines due in part to signs of slowing growth and downward revisions to corporate earnings forecasts. Higher interest rates also drove a rotation away from growth stocks into value stocks, and the Index underperformed the broader mid-cap equity market for the period.

Portfolio Review

The Portfolio outperformed the Index during the period. Stock selection contributed to relative performance, especially in the information technology and financials sectors. Lack of exposure to stocks in the energy and consumer staples sectors detracted from relative performance.

Outlook

We expect that the Fed may need to raise interest rates further in 2023 to curb inflation. We are alert to risks that wage pressures or unforeseen supply-side shocks could complicate the inflation outlook and the Fed’s task in trying to achieve a soft landing. We recognize that it will take time for Fed rate hikes to work their way through the economy, all of which could set the stage for slower-than-expected economic and earnings growth in 2023.

In this environment, we remain highly selective in our investments for the Fund and continue to look for companies with robust balance sheets, experienced management teams, and healthy free cash flows that can help fund operations without relying on jittery capital markets. We continue to keep a close eye on valuations as we favor companies whose stock prices we believe are supported by demonstrated earnings growth. While we recognize the challenges of the near-term environment, we remain excited about growth opportunities that we have identified across a broad range of industries, including companies that we believe have the potential to capitalize on long-term trends such as deglobalization and investments in energy transition. We believe this environment favors our strengths as bottom-up, diversified investment managers focused on seeking positive long-term performance for investors.

[1]

The Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $88,419,626

Sector Allocation[1] As of December 31, 2022

Top Ten Holdings[2] As of December 31, 2022

Holding	% of Total Net Assets
ON Semiconductor Corp.	3.63%
Boston Scientific Corp.	3.17%
Constellation Software, Inc.	3.10%
WEX, Inc.	2.88%
TE Connectivity Ltd.	2.86%
Intact Financial Corp.	2.71%
Amdocs Ltd.	2.71%
SS&C Technologies Holdings, Inc.	2.60%
GoDaddy, Inc., Class A	2.50%
WR Berkley Corp.	2.41%
Total	28.57%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Mid Cap Traditional Growth VIP Fund	9/1/2016	-17.24%	8.70%	—	10.94%
Russell Midcap® Growth Index		-26.72%	7.64%	—	9.86%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Mid Cap Traditional Growth VIP Fund and the Russell Midcap® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$1,045.50	$5.67	1.10%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 96.4%

Aerospace & Defense – 1.6%

L3Harris Technologies, Inc.	6,848	$1,425,822

		1,425,822
Airlines – 1.0%

Ryanair Holdings PLC, ADR(1)	11,651	871,029

		871,029
Auto Components – 0.5%

Visteon Corp.(1)	3,687	482,370

		482,370
Biotechnology – 3.3%

Abcam PLC, ADR(1)	15,186	236,294

Argenx SE, ADR(1)	1,085	411,031

Ascendis Pharma A/S, ADR(1)	5,222	637,763

BioMarin Pharmaceutical, Inc.(1)	8,284	857,311

Sarepta Therapeutics, Inc.(1)	5,795	750,916

		2,893,315
Capital Markets – 4.5%

Cboe Global Markets, Inc.	4,340	544,540

Charles Schwab Corp.	12,723	1,059,317

LPL Financial Holdings, Inc.	8,739	1,889,109

MSCI, Inc.	998	464,240

		3,957,206
Chemicals – 0.8%

Corteva, Inc.	11,413	670,856

		670,856
Commercial Services & Supplies – 2.8%

Cimpress PLC(1)	11,684	322,595

Rentokil Initial PLC (United Kingdom)	23,839	146,522

Rentokil Initial PLC, ADR	31,638	974,767

Ritchie Bros Auctioneers, Inc.	17,210	995,254

		2,439,138
Containers & Packaging – 1.2%

Sealed Air Corp.	20,744	1,034,711

		1,034,711
Diversified Consumer Services – 0.4%

Frontdoor, Inc.(1)	17,832	370,905

		370,905
Electric Utilities – 0.8%

Alliant Energy Corp.	12,470	688,469

		688,469
Electrical Equipment – 2.8%

Regal Rexnord Corp.	3,621	434,448

Sensata Technologies Holding PLC	51,467	2,078,237

		2,512,685
Electronic Equipment, Instruments & Components – 8.7%

Flex Ltd.(1)	98,088	2,104,969

National Instruments Corp.	32,256	1,190,246

TE Connectivity Ltd.	22,023	2,528,240

Teledyne Technologies, Inc.(1)	4,760	1,903,572

		7,727,027

December 31, 2022	Shares	Value
Entertainment – 1.9%

Liberty Media Corp-Liberty Formula One, Class C(1)	27,960	$1,671,449

		1,671,449
Equity Real Estate Investment Trusts (REITs) – 1.6%

Lamar Advertising Co., Class A	15,172	1,432,237

		1,432,237
Health Care Equipment & Supplies – 8.2%

Boston Scientific Corp.(1)	60,526	2,800,538

Cooper Cos., Inc.	2,517	832,296

Dentsply Sirona, Inc.	20,129	640,907

ICU Medical, Inc.(1)	6,547	1,031,022

Teleflex, Inc.	7,965	1,988,303

		7,293,066
Hotels, Restaurants & Leisure – 2.7%

Aramark	35,263	1,457,772

Entain PLC (United Kingdom)	56,819	911,018

		2,368,790
Insurance – 5.9%

Intact Financial Corp. (Canada)	16,659	2,398,084

Ryan Specialty Holdings, Inc.(1)	16,132	669,639

WR Berkley Corp.	29,421	2,135,082

		5,202,805
Interactive Media & Services – 0.6%

Ziff Davis, Inc.(1)	6,481	512,647

		512,647
Internet & Direct Marketing Retail – 0.0%

Wayfair, Inc., Class A(1)	1,343	44,171

		44,171
IT Services – 14.1%

Amdocs Ltd.	26,340	2,394,306

Broadridge Financial Solutions, Inc.	8,384	1,124,546

Fidelity National Information Services, Inc.	13,205	895,959

Global Payments, Inc.	9,747	968,072

GoDaddy, Inc., Class A(1)	29,589	2,213,849

SS&C Technologies Holdings, Inc.	44,134	2,297,616

WEX, Inc.(1)	15,533	2,541,976

		12,436,324
Life Sciences Tools & Services – 3.8%

Avantor, Inc.(1)	44,682	942,343

Illumina, Inc.(1)	3,454	698,399

PerkinElmer, Inc.	8,465	1,186,962

Waters Corp.(1)	1,667	571,081

		3,398,785
Machinery – 3.6%

Ingersoll Rand, Inc.	33,576	1,754,346

Westinghouse Air Brake Technologies Corp.	14,240	1,421,294

		3,175,640

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2022	Shares	Value
Multiline Retail – 0.4%

Dollar Tree, Inc.(1)	2,714	$383,868

		383,868
Pharmaceuticals – 1.3%

Catalent, Inc.(1)	17,500	787,675

Elanco Animal Health, Inc.(1)	32,767	400,413

		1,188,088
Professional Services – 0.1%

Upwork, Inc.(1)	9,713	101,404

		101,404
Road & Rail – 3.0%

JB Hunt Transport Services, Inc.	11,916	2,077,674

TFI International, Inc.	5,954	596,829

		2,674,503
Semiconductors & Semiconductor Equipment – 8.6%

KLA Corp.	2,354	887,528

Lam Research Corp.	1,463	614,899

Microchip Technology, Inc.	20,295	1,425,724

NXP Semiconductors NV	9,529	1,505,868

ON Semiconductor Corp.(1)	51,509	3,212,616

		7,646,635
Software – 7.1%

Atlassian Corp., Class A(1)	2,738	352,326

Ceridian HCM Holding, Inc.(1)	17,719	1,136,674

Constellation Software, Inc. (Canada)	1,756	2,741,591

Dynatrace, Inc.(1)	13,938	533,825

Nice Ltd., ADR(1)	6,352	1,221,489

Topicus.com, Inc. (Canada)(1)	4,812	252,648

		6,238,553
Specialty Retail – 2.2%

Burlington Stores, Inc.(1)	3,901	790,967

CarMax, Inc.(1)	18,234	1,110,268

		1,901,235

December 31, 2022	Shares	Value
Textiles, Apparel & Luxury Goods – 1.3%

Gildan Activewear, Inc.	41,420	$1,134,908

		1,134,908
Trading Companies & Distributors – 1.6%

Ferguson PLC	10,866	1,379,656

		1,379,656

Total Common Stocks (Cost $72,799,767)		85,258,297

	Principal Amount	Value
Short–Term Investments – 3.4%

Repurchase Agreements – 3.4%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $2,977,230, due 1/3/2023(2)	$2,976,807	2,976,807

Total Repurchase Agreements (Cost $2,976,807)		2,976,807

Total Investments – 99.8% (Cost $75,776,574)		88,235,104

Assets in excess of other liabilities – 0.2%		184,522

Total Net Assets – 100.0%		$88,419,626

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$4,157,100	$3,036,401

Legend:

ADR — American Depositary Receipt

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$84,200,757	$1,057,540	*	$—	$85,258,297
Repurchase Agreements	—	2,976,807		—	2,976,807
Total	$84,200,757	$4,034,347		$—	$88,235,104

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$88,235,104

Foreign currency, at value	10,450

Receivable for investments sold	311,500

Dividends/interest receivable	41,143

Reimbursement receivable from adviser	5,379

Foreign tax reclaims receivable	1,715

Receivable for fund shares subscribed	1,471

Prepaid expenses	3,026

Total Assets	88,609,788

Liabilities

Investment advisory fees payable	61,493

Payable for fund shares redeemed	46,188

Accrued audit fees	20,476

Payable for investments purchased	19,888

Distribution fees payable	19,216

Accrued custodian and accounting fees	8,678

Accrued trustees’ and officers’ fees	248

Accrued expenses and other liabilities	13,975

Total Liabilities	190,162

Total Net Assets	$88,419,626

Net Assets Consist of:

Paid-in capital	$30,522,269

Distributable earnings	57,897,357

Total Net Assets	$88,419,626

Investments, at Cost	$75,776,574

Foreign Currency, at Cost	$10,448

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	4,580,789

Net Asset Value Per Share	$19.30

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$824,235

Interest	10,184

Withholding taxes on foreign dividends	(20,933)

Total Investment Income	813,486

Expenses

Investment advisory fees	799,837

Distribution fees	250,669

Custodian and accounting fees	47,771

Professional fees	39,831

Administrative fees	25,926

Trustees’ and officers’ fees	23,709

Transfer agent fees	11,787

Shareholder reports	5,781

Other expenses	5,313

Total Expenses	1,210,624

Less: Fees waived	(107,679)

Total Expenses, Net	1,102,945

Net Investment Income/(Loss)	(289,459)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	8,347,186

Net realized gain/(loss) from foreign currency transactions	(1,298)

Net change in unrealized appreciation/(depreciation) on investments	(28,733,973)

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(189)

Net Loss on Investments and Foreign Currency Transactions	(20,388,274)

Net Decrease in Net Assets Resulting From Operations	$(20,677,733)

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Year Ended 12/31/21

Operations

Net investment income/(loss)	$(289,459)	$(314,295)

Net realized gain/(loss) from investments and foreign currency transactions	8,345,888	17,082,447

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(28,734,162)	3,673,297

Net Increase/(Decrease) in Net Assets Resulting from Operations	(20,677,733)	20,441,449

Capital Share Transactions

Proceeds from sales of shares	6,059,704	317,376

Cost of shares redeemed	(20,064,443)	(28,214,300)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(14,004,739)	(27,896,924)

Net Decrease in Net Assets	(34,682,472)	(7,455,475)

Net Assets

Beginning of year	123,102,098	130,557,573

End of year	$88,419,626	$123,102,098

Other Information:

Shares

Sold	302,605	14,583

Redeemed	(999,928)	(1,293,489)

Net Decrease	(697,323)	(1,278,906)

8	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

9

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$23.32	$(0.06)	$(3.96)	$(4.02)	$19.30	(17.24)%

Year Ended 12/31/21	19.91	(0.05)	3.46	3.41	23.32	17.13%

Year Ended 12/31/20	16.71	(0.04)	3.24	3.20	19.91	19.15%

Year Ended 12/31/19	12.27	(0.01)	4.45	4.44	16.71	36.19%

Year Ended 12/31/18	12.72	(0.01)	(0.44)	(0.45)	12.27	(3.54)%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets(3)	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$88,420	1.10%	1.21%	(0.29)%	(0.40)%	16%

123,102	1.10%	1.17%	(0.24)%	(0.31)%	10%

130,558	1.10%	1.23%	(0.25)%	(0.38)%	19%

125,058	1.10%	1.26%	(0.07)%	(0.23)%	10%

110,065	1.10%	1.31%	(0.07)%	(0.28)%	30%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Mid Cap Traditional Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2022, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% up to $100 million, 0.75% from $100 to $300 million, and 0.73% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.09% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue waived fees and/or paid Fund expenses in the amount of $107,679.

Park Avenue has entered into a Sub-Advisory Agreement with Janus Henderson Investors US LLC (“Janus”). Janus is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $250,669 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $16,065,122 and $28,925,422, respectively, for the year ended December 31, 2022. During the year ended December 31, 2022, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include,

but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Mid Cap Traditional Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Mid Cap Traditional Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019–2022); Vice President and Associate General Counsel, MetLife, Inc. (2010–2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

21

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8177

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Multi-Sector Bond VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Multi-Sector Bond VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of Park Avenue Institutional Advisers LLC as of the date of this report and are subject to change without notice. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MULTI-SECTOR BOND VIP FUND

FUND COMMENTARY OF PARK AVENUE INSTITUTIONAL ADVISERS LLC, MANAGER (UNAUDITED)

Highlights

•	Guardian Multi-Sector Bond VIP Fund (the “Fund”) returned -16.20%, underperforming its benchmark, the Bloomberg US Aggregate Bond Index[1] (the “Index”), for the 12 months ended December 31, 2022.

•	The Index returned -13.01% for the same period.

•	The Fund’s underperformance relative to the Index was primarily due to its allocation to high yield bonds relative to the Index. Overweight allocations to AAA-rated corporate bonds with maturities of 3 to 10 years and BBB-rated corporate bonds with maturities of 3 to 10 years also detracted from the Fund’s performance. An underweight allocation to agency residential mortgage-backed securities contributed to the Fund’s performance.

Market Overview

Throughout 2022 the U.S. Federal Reserve (the “Fed”) significantly increased interest rates in response to a rapidly increasing inflation environment.

The Standard & Poor’s 500® Index2 (the “S&P 500 Index”) returned -18.11% for the year. Nearly every segment of the fixed income market experienced declines. The Bloomberg US Corporate High Yield Bond Index3 (the “High Yield Index”) returned -11.19% for the year. Leveraged loans outperformed most major fixed income indexes but were still negative, returning -0.60%. The 10-year Treasury returned -16.5% for the year.

With inflation above 7% all year, the Fed’s main goal was to decrease inflation while not sparking a recession. The Fed increased the federal funds rate seven times in 2022, from 0.25-0.50% in March to 4.25-4.50% in December, the most rapid pace of interest rate hikes in recent history.

Portfolio Review

The Fund’s allocation to high yield bonds primarily contributed to its underperformance relative to the Index. Overweight allocations to AAA-rated corporate bonds with maturities of 3 to 10 years and BBB-rated corporate bonds with maturities of 3 to 10 years also contributed to the Fund’s underperformance. An underweight allocation to agency residential mortgage-backed securities contributed to performance.

With respect to the Fund’s investment grade allocation, 2022 began with a cautious view on spreads given the expectation for the Fed to begin to withdraw accommodation and tighten financial conditions. As spreads widened through the year to more historically attractive levels, and in anticipation of some moderation to inflation, we moderately increased the Fund’s risk exposure within the investment grade allocation to take advantage of expected tightening of spreads. The overweight to the banking sector relative to the Index contributed to the Fund’s relative performance.

U.S. high yield and leveraged loans experienced similar market volatility that other fixed income asset classes did during 2022, but their higher yield and much shorter duration helped mitigate some of this volatility. Over 2022, credit ratings started to drift lower after the 18-month upswing post-COVID-19, and default rates started to go up but continue to remain below their long-term averages. We believe that volatility will continue to impact investment grade fixed income investments in 2023, but we also believe that there may be specific securities and times throughout the year that they may present total return opportunities based on their current yields, as well as total return potential given their trading prices and short duration.4

Also, given uncertainty about rising interest rates, the potential for rate volatility and the fact that the Fed is no longer reinvesting mortgage-backed securities proceeds, we found mortgage-backed securities less appealing relative to other fixed-income securities.

We began de-risking the Fund’s portfolio in May and June, buying credit default index swaps and selling high yield fixed income investments. In the second half of the year, we also utilized yield curve flatteners to take advantage of differences in yield spread between the 2-year and 10-year Treasuries. In addition, to help manage inflation risk, we made an allocation to Treasury Inflation-Protected Securities (“TIPS”) in the beginning of the year and maintained that allocation throughout the year.

[1]

The Index is an index of U.S. dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[2]

The S&P 500 Index is an unmanaged market-capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[3]

The High Yield Index is generally considered to be representative of the investable universe of the U.S. dollar–denominated high-yield debt market. You may not invest in the High Yield Index and, unlike the Fund, the High Yield Index does not incur fees or expenses.

[4]	Duration is a measure of a bond price’s sensitivity to changes in interest rates.

1

GUARDIAN MULTI-SECTOR BOND VIP FUND

Outlook

As we enter 2023, we remain in a relatively high inflation, low growth environment. Although we have a more optimistic outlook on the market than the Fed, we also believe that an economic recession in 2023 is likely. Historically, spreads widen into a recession, therefore we are proceeding with caution in anticipation of heightened credit risk in 2023. However, we believe ample cash is waiting to be deployed, which can mitigate spread widening. Finally, we believe the yield curve may get flatter before it steepens positively. Overall, we continue to remain defensive in our investment approach.

2

GUARDIAN MULTI-SECTOR BOND VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $232,592,735

Bond Sector Allocation[1] As of December 31, 2022

Bond Quality Allocation[2] As of December 31, 2022

3

GUARDIAN MULTI-SECTOR BOND VIP FUND

Top Ten Holdings[1] As of December 31, 2022

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Note	2.500%	4/30/2024	12.66%
U.S. Treasury Note	1.875%	2/15/2032	5.32%
Vanguard Short-Term Inflation-Protected Securities ETF	—	—	4.58%
U.S. Treasury Note	2.750%	4/30/2027	3.26%
U.S. Treasury Bill	3.566%	2/2/2023	3.04%
U.S. Treasury Note	3.000%	6/30/2024	2.73%
U.S. Treasury Note	1.250%	5/31/2028	2.46%
Federal National Mortgage Association	3.500%	6/1/2052	1.97%
Federal Home Loan Mortgage Corp.	4.000%	6/1/2052	1.75%
U.S. Treasury Note	1.625%	8/15/2029	1.72%
Total			39.49%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Bloomberg, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

4

GUARDIAN MULTI-SECTOR BOND VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Multi-Sector Bond VIP Fund	10/21/2019	-16.20%	—	—	-3.24%
Bloomberg US Aggregate Bond Index		-13.01%	—	—	-2.39%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Multi-Sector Bond VIP Fund and the Bloomberg US Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$954.40	$4.38	0.89%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.72	$4.53	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2022	Principal Amount	Value
Agency Mortgage–Backed Securities – 12.3%

Federal Home Loan Mortgage Corp. 2.50% due 9/1/2052	$3,731,927	$3,163,144
3.50% due 6/1/2052	3,088,921	2,807,062
4.00% due 10/1/2037	474,657	462,752
4.00% due 6/1/2052	4,337,957	4,069,392
4.50% due 9/1/2052	490,629	472,756
5.00% due 12/1/2052	1,094,985	1,079,795

Federal National Mortgage Association 2.50% due 5/1/2052	1,256,641	1,065,564
3.00% due 3/1/2052	4,092,890	3,598,324
3.00% due 5/1/2052	2,227,915	1,957,797
3.50% due 6/1/2052	5,041,820	4,581,738
3.50% due 11/1/2052	1,895,959	1,723,245
4.00% due 6/1/2052	17,979	16,866
4.00% due 12/1/2052	1,296,150	1,215,882

Freddie Mac Multifamily Structured Pass-Through Certificates K073 A2 3.35% due 1/25/2028	1,175,000	1,119,291
K103 A2 2.651% due 11/25/2029	1,390,000	1,239,543

Total Agency Mortgage–Backed Securities (Cost $29,214,900)		28,573,151
Asset–Backed Securities – 13.1%

AIMCO CLO 2017-AA DR 7.393% (LIBOR 3 Month + 3.15%) due 4/20/2034(1)(2)(3)	1,800,000	1,607,220

American Tower Trust I 13 2A 3.07% due 3/15/2048(1)	1,300,000	1,293,432

AmeriCredit Automobile Receivables Trust 2019-3 B 2.13% due 7/18/2025	128,964	128,827

Ares XXXIV CLO Ltd. 2015-2A BR2 5.679% (LIBOR 3 Month + 1.60%) due 4/17/2033(1)(2)(3)	300,000	284,460

Battery Park CLO II Ltd. 2022-1A A1 6.39% (SOFR + 2.21%) due 10/20/2035(1)(2)	1,800,000	1,794,600

BlueMountain CLO Ltd. 2014-2A BR2 5.993% (LIBOR 3 Month + 1.75%) due 10/20/2030(1)(2)(3)	600,000	575,400

Capital One Prime Auto Receivables Trust 2022-2 A2A 3.74% due 9/15/2025	1,500,000	1,484,573

CarMax Auto Owner Trust 2020-4 B 0.85% due 6/15/2026	1,250,000	1,151,995

December 31, 2022	Principal Amount	Value
Asset–Backed Securities (continued)

CIFC Funding Ltd. 2013-4A BRR 5.958% (LIBOR 3 Month + 1.60%) due 4/27/2031(1)(2)(3)	$1,200,000	$1,149,240

DB Master Finance LLC 2021-1A A2II 2.493% due 11/20/2051(1)	940,500	766,974

Dell Equipment Finance Trust 2020-2 A3 0.57% due 10/23/2023(1)	582,198	576,630

Dryden 80 CLO Ltd. 2019-80A AR 5.114% (SOFR + 1.25%) due 1/17/2033(1)(2)	1,700,000	1,648,320

Elmwood CLO IX Ltd. 2021-2A C 6.143% (LIBOR 3 Month + 1.90%) due 7/20/2034(1)(2)(3)	1,000,000	907,400

Ford Credit Auto Owner Trust 2020-1 A 2.04% due 8/15/2031(1)	1,600,000	1,493,506

Golden Credit Card Trust 2018-4A A 3.44% due 8/15/2025(1)	1,410,000	1,394,895

Greywolf CLO II Ltd. 2013-1A C2RR 8.279% (LIBOR 3 Month + 4.20%) due 4/15/2034(1)(2)(3)	2,400,000	2,273,040

Hyundai Auto Receivables Trust 2021-A A3 0.38% due 9/15/2025	1,875,338	1,808,284

ICG U.S. CLO Ltd. 2018-2A B 6.075% (LIBOR 3 Month + 1.75%) due 7/22/2031(1)(2)(3)	1,000,000	954,600

Master Credit Card Trust 2021-1A A 0.53% due 11/21/2025(1)	1,410,000	1,324,610

Neuberger Berman CLO XVII Ltd. 2014-17A BR2 5.825% (LIBOR 3 Month + 1.50%) due 4/22/2029(1)(2)(3)	1,400,000	1,342,040

Nissan Auto Receivables Owner Trust 2019-C A4 1.95% due 5/15/2026	1,000,000	977,718

Octagon Investment Partners 50 Ltd. 2020-4A DR 7.229% (LIBOR 3 Month + 3.15%) due 1/15/2035(1)(2)(3)	400,000	342,240

OHA Credit Funding 2 Ltd. 2019-2A CR 6.478% (LIBOR 3 Month + 2.20%) due 4/21/2034(1)(2)(3)	1,800,000	1,663,920

Oscar U.S. Funding XIV LLC 2022-1A A2 1.60% due 3/10/2025(1)	885,363	867,916

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2022	Principal Amount	Value
Asset–Backed Securities (continued)

Toyota Auto Receivables Owner Trust 2019-C A4 1.88% due 11/15/2024	$559,988	$555,361

Voya CLO Ltd. 2016-3A A3R 5.944% (LIBOR 3 Month + 1.75%) due 10/18/2031(1)(2)(3)	835,000	797,175

World Omni Auto Receivables Trust 2022-C A2 3.73% due 3/16/2026	1,400,000	1,380,892

Total Asset–Backed Securities (Cost $31,787,942)		30,545,268
Corporate Bonds & Notes – 23.4%

Aerospace & Defense – 0.3%

Boeing Co. 5.15% due 5/1/2030	600,000	586,896

		586,896
Agriculture – 0.2%

Philip Morris International, Inc. 5.75% due 11/17/2032	500,000	512,995

		512,995
Beverages – 0.3%

Anheuser-Busch InBev Worldwide, Inc. 4.50% due 6/1/2050	700,000	617,764

		617,764
Building Materials – 0.5%

Cornerstone Building Brands, Inc. 6.125% due 1/15/2029(1)	1,500,000	1,057,290

		1,057,290
Commercial Banks – 3.8%

Bank of America Corp. 4.271% (4.271% fixed rate until 7/23/2028; LIBOR 3 Month + 1.31% thereafter) due 7/23/2029(2)(3)	1,900,000	1,778,742

Barclays PLC 7.385% (7.385% fixed rate until 11/2/2027; H15T1Y + 3.30% thereafter) due 11/2/2028(2)	1,000,000	1,042,010

Goldman Sachs Group, Inc. 4.223% (4.223% fixed rate until 5/1/2028; LIBOR 3 Month + 1.30% thereafter) due 5/1/2029(2)(3)	1,000,000	933,330

JPMorgan Chase & Co. 4.203% (4.203% fixed rate until 7/23/2028; LIBOR 3 Month + 1.26% thereafter) due 7/23/2029(2)(3)	3,000,000	2,800,740

Mitsubishi UFJ Financial Group, Inc. 5.354% (5.354% fixed rate until 9/13/2027; H15T1Y + 1.90% thereafter) due 9/13/2028(2)	300,000	297,543

December 31, 2022	Principal Amount	Value
Commercial Banks (continued)

Morgan Stanley 3.772% (3.772% fixed rate until 1/24/2028; LIBOR 3 Month + 1.14% thereafter) due 1/24/2029(2)(3)	$1,500,000	$1,375,905
6.342% (6.342% fixed rate until 10/18/2032; SOFR + 2.56% thereafter) due 10/18/2033(2)	500,000	524,730

		8,753,000
Computers – 0.1%

Apple, Inc. 2.65% due 2/8/2051	400,000	267,948

		267,948
Cosmetics & Personal Care – 0.7%

GSK Consumer Healthcare Capital U.S. LLC 3.625% due 3/24/2032	1,800,000	1,586,952

		1,586,952
Diversified Financial Services – 0.9%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.45% due 10/29/2026	500,000	437,235
3.00% due 10/29/2028	700,000	588,385

Capital One Financial Corp. 4.927% (4.927% fixed rate until 5/10/2027; SOFR + 2.06% thereafter) due 5/10/2028(2)	1,000,000	968,890

		1,994,510
Electric – 1.0%

Consumers Energy Co. 3.60% due 8/15/2032	700,000	638,848
4.20% due 9/1/2052	200,000	172,028

Duke Energy Corp. 3.50% due 6/15/2051	450,000	317,052

Pacific Gas and Electric Co. 3.50% due 8/1/2050	600,000	379,308
3.75% due 7/1/2028	500,000	445,625

PacifiCorp 5.35% due 12/1/2053	400,000	401,560

		2,354,421
Electronics – 0.3%

Honeywell International, Inc. 5.00% due 2/15/2033	800,000	817,120

		817,120
Entertainment – 0.3%

Warnermedia Holdings, Inc. 4.279% due 3/15/2032(1)	750,000	620,543

		620,543
Environmental Control – 0.5%

Waste Management, Inc. 4.15% due 4/15/2032	1,280,000	1,219,149

		1,219,149

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2022	Principal Amount	Value
Food – 0.4%

Kraft Heinz Foods Co. 3.75% due 4/1/2030	$800,000	$730,792

Kroger Co. 1.70% due 1/15/2031	200,000	154,806

		885,598
Healthcare-Products – 0.5%

Abbott Laboratories 4.75% due 11/30/2036	1,200,000	1,192,524

		1,192,524
Healthcare-Services – 0.2%

UnitedHealth Group, Inc. 4.20% due 5/15/2032	600,000	572,136

		572,136
Insurance – 0.4%

Athene Holding Ltd. 3.50% due 1/15/2031	500,000	413,675

MetLife, Inc. 4.55% due 3/23/2030	500,000	493,505

		907,180
Machinery-Diversified – 0.8%

John Deere Capital Corp. 4.35% due 9/15/2032	2,000,000	1,951,800

		1,951,800
Media – 0.5%

Charter Communications Operating LLC / Charter Communications Operating Capital 2.25% due 1/15/2029	200,000	160,852

Comcast Corp. 1.95% due 1/15/2031	640,000	518,003
2.887% due 11/1/2051	200,000	129,474

TEGNA, Inc. 5.00% due 9/15/2029	500,000	473,040

		1,281,369
Miscellaneous Manufacturing – 0.8%

Parker-Hannifin Corp. 4.25% due 9/15/2027	1,400,000	1,362,494
4.50% due 9/15/2029	600,000	577,848

		1,940,342
Oil & Gas – 2.1%

Antero Resources Corp. 7.625% due 2/1/2029(1)	610,000	617,918

BP Capital Markets America, Inc. 3.633% due 4/6/2030	2,150,000	1,975,183

Cenovus Energy, Inc. 2.65% due 1/15/2032	500,000	399,970
3.75% due 2/15/2052	300,000	212,352

CITGO Petroleum Corp. 7.00% due 6/15/2025(1)	250,000	244,853

Marathon Oil Corp. 4.40% due 7/15/2027	1,200,000	1,147,908

December 31, 2022	Principal Amount	Value
Oil & Gas (continued)

PBF Holding Co. LLC / PBF Finance Corp. 6.00% due 2/15/2028	$250,000	$222,210

		4,820,394
Oil & Gas Services – 0.3%

TechnipFMC PLC 6.50% due 2/1/2026(1)	700,000	683,949

		683,949
Pharmaceuticals – 1.4%

AbbVie, Inc. 4.25% due 11/21/2049	450,000	380,290

Bristol Myers Squibb Co. 2.95% due 3/15/2032	2,100,000	1,837,143

CVS Health Corp. 2.125% due 9/15/2031	1,200,000	954,132

		3,171,565
Pipelines – 0.5%

ONEOK, Inc. 6.10% due 11/15/2032	1,200,000	1,207,236

		1,207,236
Real Estate Investment Trusts (REITs) – 1.7%

AvalonBay Communities, Inc. 5.00% due 2/15/2033	1,100,000	1,089,407

Essex Portfolio LP 1.70% due 3/1/2028	1,000,000	835,740

Prologis LP 2.25% due 4/15/2030	1,700,000	1,424,872

Simon Property Group LP 2.20% due 2/1/2031	800,000	633,088

		3,983,107
Retail – 1.0%

AutoZone, Inc. 3.75% due 6/1/2027	500,000	477,440

Home Depot, Inc. 3.25% due 4/15/2032	1,400,000	1,249,262

O’Reilly Automotive, Inc. 4.70% due 6/15/2032	700,000	680,589

		2,407,291
Semiconductors – 0.5%

Broadcom, Inc. 4.15% due 4/15/2032(1)	900,000	793,143

NXP BV / NXP Funding LLC / NXP USA, Inc. 2.65% due 2/15/2032	500,000	393,080

		1,186,223
Software – 2.0%

Microsoft Corp. 2.921% due 3/17/2052	500,000	356,300
3.30% due 2/6/2027	3,100,000	2,989,578
3.50% due 2/12/2035	700,000	636,951

Oracle Corp. 6.25% due 11/9/2032	400,000	421,476
6.90% due 11/9/2052	200,000	216,870

		4,621,175

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2022	Principal Amount	Value
Telecommunications – 1.0%

AT&T, Inc. 2.55% due 12/1/2033	$800,000	$617,944

T-Mobile USA, Inc. 2.70% due 3/15/2032	950,000	771,590
3.40% due 10/15/2052	200,000	136,398

Verizon Communications, Inc. 2.355% due 3/15/2032	900,000	716,724

		2,242,656
Transportation – 0.4%

Kansas City Southern 2.875% due 11/15/2029	1,100,000	952,820

		952,820

Total Corporate Bonds & Notes (Cost $57,374,890)		54,395,953
Non–Agency Mortgage–Backed Securities – 8.4%

BANK 2019-BN24 AS 3.283% due 11/15/2062(2)(4)	1,412,000	1,185,982
2022-BNK43 AS 4.83% due 8/15/2055(2)(4)	900,000	833,440
2022-BNK43 B 5.153% due 8/15/2055(2)(4)	500,000	434,580

BB-UBS Trust 2012-SHOW A 3.43% due 11/5/2036(1)	1,200,000	1,118,899

Bear Stearns Asset-Backed Securities Trust 2005-SD1 1M4 6.414% due 8/25/2043(2)(4)	463,746	477,133

Benchmark Mortgage Trust 2019-B12 AS 3.419% due 8/15/2052	4,500,000	3,863,125

Citigroup Commercial Mortgage Trust 2016-C3 AS 3.366% due 11/15/2049(2)(4)	1,000,000	880,600

Commercial Mortgage Trust 2014-CR18 AM 4.103% due 7/15/2047	1,455,000	1,397,754

Freddie Mac STACR REMIC Trust 2021-DNA7 M2 5.728% due 11/25/2041(1)(2)(4)	1,100,000	1,033,166
2021-HQA4 M1 4.878% due 12/25/2041(1)(2)(4)	751,104	712,631
2022-DNA1 M1A 4.928% due 1/25/2042(1)(2)(4)	691,746	673,786
2022-HQA3 M1A 6.228% due 8/25/2042(1)(2)(4)	1,388,281	1,382,585

Jackson Park Trust 2019-LIC B 2.914% due 10/14/2039(1)	640,000	508,336

Morgan Stanley Capital I Trust 2020-L4 AS 2.88% due 2/15/2053	1,000,000	813,025

NYC Commercial Mortgage Trust 2021-909 C 3.206% due 4/10/2043(1)(2)(4)	385,000	283,221

December 31, 2022	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)

ONE Park Mortgage Trust 2021-PARK B 5.401% due 3/15/2036(1)(2)(4)	$500,000	$469,700

SLG Office Trust 2021-OVA A 2.585% due 7/15/2041(1)	1,600,000	1,276,820

Stack Infrastructure Issuer LLC 2021-1A A2 1.877% due 3/26/2046(1)	750,000	643,161

WFRBS Commercial Mortgage Trust 2014-C19 AS 4.271% due 3/15/2047	1,500,000	1,454,298

Total Non–Agency Mortgage–Backed Securities (Cost $22,118,503)		19,442,242
U.S. Government Securities – 32.2%

U.S. Treasury Note 1.25% due 5/31/2028	6,600,000	5,723,437
1.50% due 9/30/2024	3,000,000	2,849,297
1.50% due 2/15/2030	4,300,000	3,672,469
1.625% due 8/15/2029	4,600,000	3,998,406
1.625% due 5/15/2031	2,400,000	2,026,500
1.875% due 2/15/2032	14,530,000	12,370,933
2.50% due 4/30/2024	30,300,000	29,438,344
2.75% due 4/30/2027	8,000,000	7,590,000
2.75% due 7/31/2027	850,000	805,309
3.00% due 6/30/2024	6,500,000	6,344,101

Total U.S. Government Securities (Cost $78,336,051)		74,818,796

	Shares	Value
Common Stocks – 0.0%

Media – 0.0%

Altice USA, Inc., Class A(5)	10,940	50,324

Total Common Stocks (Cost $125,181)		50,324
Exchange–Traded Funds – 4.6%

Vanguard Short-Term Inflation-Protected Securities ETF	228,300	10,663,893

Total Exchange–Traded Funds (Cost $11,567,961)		10,663,893

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2022	Principal Amount	Value
Short–Term Investments – 3.7%
U.S. Treasury Bills – 3.0%
U.S. Treasury Bill 3.566% due 2/2/2023(6)	$7,100,000	$7,077,546

Total U.S. Treasury Bills (Cost $7,076,216)		7,077,546
Repurchase Agreements – 0.7%
Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $1,622,923, due 1/3/2023(7)	1,622,693	1,622,693

Total Repurchase Agreements (Cost $1,622,693)		1,622,693

Total Investments – 97.7% (Cost $239,224,337)		227,189,866

Assets in excess of other liabilities – 2.3%		5,402,869

Total Net Assets – 100.0%		$232,592,735

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2022, the aggregate market value of these securities amounted to $35,177,619, representing 15.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2022.
(3)

The London Interbank Offered Rate (“LIBOR”) is being phased out completely by June 30, 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of a transition away from LIBOR on the Fund’s investments.

(4)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(5)	Non–income–producing security.
(6)	Interest rate shown reflects the discount rate at time of purchase.
(7)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$2,266,100	$1,655,190

Open futures contracts at December 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. 2-Year Treasury Note	March 2023	64	Long	$13,121,081	$13,125,000	$3,919
U.S. 5-Year Treasury Note	March 2023	200	Long	21,586,033	21,585,938	(95)
U.S. Long Bond	March 2023	168	Long	21,272,614	21,057,750	(214,864)
U.S. Ultra Bond	March 2023	161	Long	21,604,074	21,624,313	20,239
Total				$77,583,802	$77,393,001	$(190,801)

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	March 2023	71	Short	$(7,997,931)	$(7,973,078)	$24,853
U.S. Ultra 10-Year Treasury Note	March 2023	184	Short	(21,794,152)	(21,763,750)	30,402
Total				$(29,792,083)	$(29,736,828)	$55,255

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

Centrally cleared credit default swap agreements — buy protection(8):

Reference Entity	Implied Credit Spread at 12/31/22(9)	Notional Amount(10)		Maturity	(Pay)/Receive Fixed Rate	Periodic Payment Frequency	Upfront Payments	Value	Unrealized Depreciation
CDX.NA.HY.S39	4.84%	USD	38,050,000	12/20/2027	(5.00)%	Quarterly	$1,717,192	$(221,604)	$(1,938,796)

(8)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

(9)

Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(10)

The notional amount represents the maximum potential amount the Fund could be required to pay as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

Legend:

CLO — Collateralized Loan Obligation

H15T1Y — 1-year Constant Maturity Treasury Rate

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$28,573,151	$—	$28,573,151
Asset–Backed Securities	—	30,545,268	—	30,545,268
Corporate Bonds & Notes	—	54,395,953	—	54,395,953
Non–Agency Mortgage–Backed Securities	—	19,442,242	—	19,442,242
U.S. Government Securities	—	74,818,796	—	74,818,796
Common Stocks	50,324	—	—	50,324
Exchange–Traded Funds	10,663,893	—	—	10,663,893
U.S. Treasury Bills	—	7,077,546	—	7,077,546
Repurchase Agreements	—	1,622,693	—	1,622,693
Total	$10,714,217	$216,475,649	$—	$227,189,866
Other Financial Instruments
Futures Contracts
Assets	$79,413	$—	$—	$79,413
Liabilities	(214,959)	—	—	(214,959)
Swap Contracts
Liabilities	—	(1,938,796)	—	(1,938,796)
Total	$(135,546)	$(1,938,796)	$—	$(2,074,342)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

Statement of Assets and Liabilities As of December 31, 2022

Assets

Investments, at value	$227,189,866

Receivable for variation margin on swap contracts	4,556,835

Receivable for investments sold	4,220,673

Cash deposits with brokers for futures contracts	1,830,147

Interest receivable	1,524,576

Receivable for fund shares subscribed	1,915

Prepaid expenses	7,943

Total Assets	239,331,955

Liabilities

Due to broker for swap contracts	2,265,288

Payable for investments purchased	4,073,374

Payable for variation margin on futures contracts	152,842

Investment advisory fees payable	104,497

Distribution fees payable	50,239

Payable for fund shares redeemed	27,977

Accrued audit fees	27,449

Accrued custodian and accounting fees	8,879

Accrued trustees’ and officers’ fees	720

Accrued expenses and other liabilities	27,955

Total Liabilities	6,739,220

Total Net Assets	$232,592,735

Net Assets Consist of:

Paid-in capital	$260,341,554

Distributable loss	(27,748,819)

Total Net Assets	$232,592,735

Investments, at Cost	$239,224,337

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	25,834,753

Net Asset Value Per Share	$9.00

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$944,348

Interest	8,384,686

Total Investment Income	9,329,034

Expenses

Investment advisory fees	1,363,440

Distribution fees	655,500

Professional fees	90,887

Trustees’ and officers’ fees	61,942

Custodian and accounting fees	59,148

Administrative fees	41,576

Transfer agent fees	13,550

Shareholder reports	8,991

Other expenses	13,794

Total Expenses	2,308,828

Net Investment Income/(Loss)	7,020,206

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	(34,145,447)

Net realized gain/(loss) from futures contracts	(9,320,180)

Net realized gain/(loss) from swap contracts	1,593,776

Net change in unrealized appreciation/(depreciation) on investments	(12,337,902)

Net change in unrealized appreciation/(depreciation) on futures contracts	395,340

Net change in unrealized appreciation/(depreciation) on swap contracts	(1,706,755)

Net Loss on Investments and Derivative Contracts	(55,521,168)

Net Decrease in Net Assets Resulting From Operations	$(48,500,962)

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Year Ended 12/31/21

Operations

Net investment income/(loss)	$7,020,206	$6,394,539

Net realized gain/(loss) from investments and derivative contracts	(41,871,851)	6,113,230

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	(13,649,317)	(12,294,233)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(48,500,962)	213,536

Capital Share Transactions

Proceeds from sales of shares	5,250,070	58,184,551

Cost of shares redeemed	(39,661,497)	(49,588,731)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(34,411,427)	8,595,820

Net Increase/(Decrease) in Net Assets	(82,912,389)	8,809,356

Net Assets

Beginning of year	315,505,124	306,695,768

End of year	$232,592,735	$315,505,124

Other Information:

Shares

Sold	555,585	5,461,699

Redeemed	(4,085,788)	(4,641,388)

Net Increase/(Decrease)	(3,530,203)	820,311

14	The accompanying notes are an integral part of these financial statements.

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15

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$10.74	$0.26	$(2.00)	$(1.74)	$9.00	(16.20)%

Year Ended 12/31/21	10.74	0.21	(0.21)	0.00	10.74	0.00%

Year Ended 12/31/20	10.03	0.14	0.57	0.71	10.74	7.08%

Period Ended 12/31/19(4)	10.00	0.03	0.00 (5)	0.03	10.03	0.30	%(6)

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$232,593	0.88%		0.88%		2.68%		2.68%		182%

315,505	0.87%		0.87%		1.99%		1.99%		172%

306,696	0.89%		0.89%		1.38%		1.38%		163%

309,877	0.93%	(6)	0.93%	(6)	1.33%	(6)	1.33%	(6)	27%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 21, 2019.

(5)	Rounds to $0.00 per share.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2019, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Multi-Sector Bond VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide a high current income with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Exchange-traded financial futures and swap contracts are valued at the last settlement price on the market where they are primarily traded.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 – unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for permitted Fund investments. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss. During the year ended December 31, 2022, the Fund entered into credit default swaps for risk exposure management and to enhance potential return.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2022.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be

20

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.52% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Fund has no sub-adviser.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.00% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue did not waive any fees or pay any Fund expenses.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $655,500 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2022, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$298,042,717	$158,543,508
Sales	426,443,356	62,775,111

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The

21

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2022, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

22

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

i. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2022 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2022, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

	Interest Rate Contracts	Credit Default Contracts

Asset Derivatives
Futures Contracts[1]	$79,413	$—

Liability Derivatives
Futures Contracts[1]	$(214,959)	$—
Swap Contracts[2]	—	(1,938,796)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]

Statement of Assets and Liabilities location: Includes the fair value of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative investments for the year ended December 31, 2022 were as follows:

	Interest Rate Contracts	Credit Default Contracts

Net Realized Gain/(Loss)
Futures Contracts[1]	$(9,320,180)	$—
Swap Contracts[2]	—	1,593,776

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[3]	$395,340	$—
Swap Contracts[4]	—	(1,706,755)

Average Number of Notional Amounts
Futures Contracts[5]	857	—
Swap Contracts — Buy/Sell Protection	$—	$36,237,962

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net realized gain/(loss) from swap contracts.
[3]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[4]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on swap contracts.
[5]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million

23

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the

Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Multi-Sector Bond VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Multi-Sector Bond VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for the period October 21, 2019 (commencement of operations) through December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for the period October 21, 2019 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008– 2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015– 2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012– 2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019–2022); Vice President and Associate General Counsel, MetLife, Inc. (2010–2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

29

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10525

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Short Duration Bond VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Short Duration Bond VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of Park Avenue Institutional Advisers LLC as of the date of this report and are subject to change without notice. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN SHORT DURATION BOND VIP FUND

FUND COMMENTARY OF PARK AVENUE INSTITUTIONAL ADVISERS LLC, MANAGER

(UNAUDITED)

Highlights

•	Guardian Short Duration Bond VIP Fund (the “Fund”) returned -2.3%, underperforming its benchmark, the Bloomberg US Government Bond 1-3 Year Index[1] (the “Index”), from the Fund’s inception[2] to December 31, 2022.

•	The Index returned -0.83% for the same period.

•	The Fund’s underperformance relative to the Index was primarily due to its allocation to high yield credit default index swaps (“CDX”). The Fund’s allocation to Treasury Inflation-Protected Securities exchange-traded funds (“TIPS ETFs”) also detracted from the Fund’s relative performance. An overweight allocation to investment grade corporate bonds relative to the Index was a minor contributor to the Fund’s relative performance as well as interest rate positioning.

Market Overview

Throughout 2022 the U.S. Federal Reserve (the “Fed”) significantly increased interest rates in response to a rapidly increasing inflation market environment. The Standard & Poor’s 500® Index3 (the “S&P 500 Index”) returned -18.11% for the year. Nearly every segment of the fixed income market experienced declines. The Bloomberg US Corporate High Yield Bond Index4 (the “High Yield Index”) returned -11.19% for the year. Leveraged loans generally outperformed most major fixed income indexes but were still negative, returning -0.60%. The 10-year Treasury returned -16.5% for the year.

With inflation above 7% all year, the Fed’s main goal was to decrease inflation while not sparking a recession. The Fed increased the federal funds rate seven times in 2022, from 0.25-0.50% in March to 4.25-4.50% in December, the most rapid pace of interest rate hikes in recent history.

Portfolio Review

The Fund’s allocation to high yield CDX primarily contributed to the Fund’s underperformance relative to the Index. The Fund’s allocation to TIPS ETFs also detracted from the Fund’s relative performance. An overweight allocation to investment grade corporate bonds relative to the Index was a minor contributor to the Fund’s relative performance as well as interest rate positioning.

With respect to the Fund’s investment grade allocation, 2022 began with a cautious view on spreads given the expectation for the Fed to begin to withdraw accommodation and tighten financial conditions. As spreads widened through the year to more historically attractive levels, and in anticipation of some moderation to inflation, we moderately increased the Fund’s risk exposure within the investment grade allocation to take advantage of expected tightening of spreads. The overweight to the banking sector relative to the Index contributed to the Fund’s relative performance.

U.S. high yield and leveraged loans experienced similar market volatility that other fixed income asset classes did during 2022, but their higher yield and much shorter duration helped mitigate some of this volatility. Over 2022, credit ratings started to drift lower after the 18-month upswing post-COVID-19, and default rates started to go up but continue to remain below their long-term averages. We believe that volatility will continue to impact investment grade fixed income investments in 2023, but we also believe that there may be specific securities and times throughout the year that they may present total return opportunities based on their current yields, as well as total return potential given their trading prices and short duration.5

We began de-risking the Fund’s portfolio in June, buying CDX and selling high yield investments. In the second half of the year, we also utilized yield curve flatteners to take advantage of differences in yield spread between the 2-year and 10-year Treasuries. In addition, to help manage inflation risk, made an allocation to TIPS at inception and maintained that allocation throughout the year.

[1]

The Index is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, and government-related securities with maturities between 1 and 2.9999 years. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[2]	Fund inception date: May 2, 2022.
[3]

The S&P 500 Index is an unmanaged market-capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[4]

The High Yield Index is generally considered to be representative of the investable universe of the U.S. dollar–denominated high-yield debt market. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[5]	Duration is a measure of a bond price’s sensitivity to changes in interest rates.

1

GUARDIAN SHORT DURATION BOND VIP FUND

Outlook

As we enter 2023, we remain in a relatively high inflation and low growth environment. Although we believe that the market is more optimistic than the Fed, we also believe that an economic recession in 2023 is likely. Historically, spreads widen into a recession, therefore we are proceeding with caution in anticipation of increased credit risk in 2023. However, we believe ample cash is waiting to be deployed, which can mitigate spread widening. Finally, we believe the yield curve may get flatter before it steepens positively. Overall, we continue to remain defensive in our investment approach.

2

GUARDIAN SHORT DURATION BOND VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $186,597,681

Bond Sector Allocation[1] As of December 31, 2022

Bond Quality Allocation[2] As of December 31, 2022

3

GUARDIAN SHORT DURATION BOND VIP FUND

Top Ten Holdings[1] As of December 31, 2022

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Note	0.125%	2/15/2024	40.72%
Vanguard Short-Term Inflation-Protected Securities ETF	—	—	4.66%
U.S. Treasury Note	3.000%	7/31/2024	2.20%
Federal Farm Credit Banks Funding Corp.	2.640%	4/8/2026	2.03%
Federal National Mortgage Association	3.500%	4/1/2052	1.49%
Federal National Mortgage Association	4.000%	5/1/2052	1.49%
Federal National Mortgage Association	3.500%	5/1/2052	1.41%
Federal National Mortgage Association	3.000%	5/1/2037	1.39%
Federal National Mortgage Association	3.000%	4/1/2037	1.38%
Federal National Mortgage Association	4.000%	6/1/2052	1.00%
Total			57.77%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Bloomberg, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

4

GUARDIAN SHORT DURATION BOND VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Short Duration Bond VIP Fund	5/2/2022	—	—	—	-2.30%
Bloomberg US Government 1-3 Year Bond Index		—	—	—	-0.83%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$982.90	$2.50	0.50%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.69	$2.55	0.50%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

December 31, 2022	Principal Amount	Value
Agency Mortgage–Backed Securities – 10.3%

Federal Home Loan Mortgage Corp. 3.50% due 6/1/2052	$1,158,345	$1,052,648
4.00% due 6/1/2052	1,349,587	1,266,033

Federal National Mortgage Association 3.00% due 4/1/2037	2,742,861	2,572,316
3.00% due 5/1/2037	2,775,212	2,600,655
3.00% due 5/1/2052	2,017,402	1,772,807
3.50% due 4/1/2052	3,066,217	2,788,255
3.50% due 5/1/2052	2,890,953	2,627,144
4.00% due 5/1/2052	2,970,769	2,786,795
4.00% due 6/1/2052	1,980,592	1,857,938

Total Agency Mortgage–Backed Securities (Cost $20,492,816)		19,324,591
Asset–Backed Securities – 22.4%

Aligned Data Centers Issuer LLC 2021-1A A2 1.937% due 8/15/2046(1)	900,000	766,049

Ally Auto Receivables Trust 2022-1 A3 3.31% due 11/15/2026	1,650,000	1,606,545

AmeriCredit Automobile Receivables Trust 2020-3 C 1.06% due 8/18/2026	1,125,000	1,056,619

Anchorage Capital CLO 21 Ltd. 2021-21A B 5.993% (LIBOR 3 Month + 1.75%) due 10/20/2034(1)(2)(3)	1,000,000	951,900

Apidos CLO XXII 2015-22A A2R 5.743% (LIBOR 3 Month + 1.50%) due 4/20/2031(1)(2)(3)	1,000,000	970,479

Ares XXVII CLO Ltd. 2013-2A BR2 6.024% (LIBOR 3 Month + 1.65%) due 10/28/2034(1)(2)(3)	1,000,000	964,910

Ares XXVIIIR CLO Ltd. 2018-28RA A2 5.479% (LIBOR 3 Month + 1.40%) due 10/17/2030(1)(2)(3)	1,100,000	1,044,340

Avis Budget Rental Car Funding AESOP LLC 2021-2A A 1.66% due 2/20/2028(1)	1,100,000	949,343

BA Credit Card Trust 2020-A1 A1 0.34% due 5/15/2026	1,650,000	1,575,361

Benefit Street Partners CLO XVI Ltd. 2018-16A BR 5.629% (LIBOR 3 Month + 1.55%) due 1/17/2032(1)(2)(3)	1,200,000	1,145,880

December 31, 2022	Principal Amount	Value
Asset–Backed Securities (continued)

BMW Vehicle Owner Trust 2022-A A3 3.21% due 8/25/2026	$1,100,000	$1,070,591

Canyon Capital CLO Ltd. 2022-1A B 5.779% (SOFR + 1.85%) due 4/15/2035(1)(2)	1,200,000	1,148,505

Carlyle U.S. CLO Ltd. 2018-2A A2 5.679% (LIBOR 3 Month + 1.60%) due 10/15/2031(1)(2)(3)	1,000,000	970,418

CarMax Auto Owner Trust 2020-4 B 0.85% due 6/15/2026	850,000	783,356

Dryden 53 CLO Ltd. 2017-53A B 5.479% (LIBOR 3 Month + 1.40%) due 1/15/2031(1)(2)(3)	1,100,000	1,044,230

Dryden Senior Loan Fund 2017-47A CR 6.129% (LIBOR 3 Month + 2.05%) due 4/15/2028(1)(2)(3)	1,000,000	967,400

Exeter Automobile Receivables Trust 2022-2A A3 2.80% due 11/17/2025	1,050,000	1,040,153

Ford Credit Auto Owner Trust 2020-1 A 2.04% due 8/15/2031(1)	1,100,000	1,026,786

Ford Credit Floorplan Master Owner Trust 2020-2 A 1.06% due 9/15/2027	1,100,000	987,821

GM Financial Automobile Leasing Trust 2022-2 A3 3.42% due 6/20/2025	1,240,000	1,212,441

GM Financial Consumer Automobile Receivables Trust 2020-4 A4 0.50% due 2/17/2026	1,680,000	1,568,825

Hertz Vehicle Financing III LLC 2022-3A A 3.37% due 3/25/2025(1)	960,000	935,604

Hyundai Auto Lease Securitization Trust 2022-B A3 3.35% due 6/16/2025(1)	1,200,000	1,175,962

Hyundai Auto Receivables Trust 2022-A A3 2.22% due 10/15/2026	1,430,000	1,365,831

Jamestown CLO XI Ltd. 2018-11A A2 5.711% (LIBOR 3 Month + 1.70%) due 7/14/2031(1)(2)(3)	1,200,000	1,152,360

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

December 31, 2022	Principal Amount	Value
Asset–Backed Securities (continued)

Master Credit Card Trust 2021-1A A 0.53% due 11/21/2025(1)	$1,380,000	$1,296,427

Neuberger Berman Loan Advisers CLO 26 Ltd. 2017-26A BR 5.594% (LIBOR 3 Month + 1.40%) due 10/18/2030(1)(2)(3)	1,000,000	969,045

Octagon Investment Partners 36 Ltd. 2018-1A B 5.469% (LIBOR 3 Month + 1.39%) due 4/15/2031(1)(2)(3)	1,209,375	1,148,906

OHA Credit Partners XIV Ltd. 2017-14A B 5.778% (LIBOR 3 Month + 1.50%) due 1/21/2030(1)(2)(3)	1,000,000	957,600

Santander Drive Auto Receivables Trust 2022-3 A3 3.40% due 12/15/2026	1,200,000	1,177,282

Synchrony Card Funding LLC 2022-A1 A 3.37% due 4/15/2028	1,300,000	1,252,201

Toyota Auto Loan Extended Note Trust 2021-1A A 1.07% due 2/27/2034(1)	975,000	863,641

Toyota Auto Receivables Owner Trust 2021-A A4 0.39% due 6/15/2026	1,440,000	1,331,255

Verizon Owner Trust 2020-C A 0.41% due 4/21/2025	896,322	879,909

Volkswagen Auto Lease Trust 2020-A A4 0.45% due 7/21/2025	1,500,000	1,474,361

Voya CLO Ltd. 2015-3A A3R 5.943% (LIBOR 3 Month + 1.70%) due 10/20/2031(1)(2)(3)	1,000,000	960,224

World Omni Auto Receivables Trust 2021-B A4 0.69% due 6/15/2027	1,200,000	1,095,992

World Omni Automobile Lease Securitization Trust 2021-A A4 0.50% due 11/16/2026	1,000,000	952,852

Total Asset–Backed Securities (Cost $43,226,331)		41,841,404

December 31, 2022	Principal Amount	Value
Corporate Bonds & Notes – 6.0%

Aerospace & Defense – 0.5%

Boeing Co. 1.433% due 2/4/2024	$500,000	$478,415

Northrop Grumman Corp. 2.93% due 1/15/2025	500,000	480,225

		958,640
Commercial Banks – 0.8%

Bank of America Corp. 3.864% (3.864% fixed rate until 7/23/2023; LIBOR 3 Month + 0.94% thereafter) due 7/23/2024(2)(3)	500,000	495,635

JPMorgan Chase & Co. 0.697% (0.697% fixed rate until 3/16/2023; SOFR + 0.58% thereafter) due 3/16/2024(2)	500,000	494,900

Mitsubishi UFJ Financial Group, Inc. 0.962% (0.962% fixed rate until 10/11/2024; H15T1Y + 0.45% thereafter) due 10/11/2025(2)	500,000	459,915

		1,450,450
Diversified Financial Services – 0.8%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.875% due 1/16/2024	950,000	940,937

American Express Co. 3.375% due 5/3/2024	500,000	490,305

		1,431,242

Electric – 0.2%

Public Service Enterprise Group, Inc. 2.875% due 6/15/2024	500,000	483,795

		483,795

Electronics – 0.2%

Honeywell International, Inc. 2.30% due 8/15/2024	500,000	480,555

		480,555

Entertainment – 0.2%

Warnermedia Holdings, Inc. 3.428% due 3/15/2024(1)	500,000	485,420

		485,420

Healthcare – Services – 0.2%

UnitedHealth Group, Inc. 0.55% due 5/15/2024	500,000	471,865

		471,865

Lodging – 0.3%

Marriott International, Inc. 3.60% due 4/15/2024	500,000	489,645

		489,645

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

December 31, 2022	Principal Amount	Value

Media – 0.3%

Charter Communications Operating LLC / Charter Communications Operating Capital 4.50% due 2/1/2024	$500,000	$493,955

		493,955

Oil & Gas – 0.3%

Canadian Natural Resources Ltd. 3.90% due 2/1/2025	500,000	486,600

		486,600

Pipelines – 0.3%

Energy Transfer LP 5.875% due 1/15/2024	500,000	501,375

		501,375

Real Estate Investment Trusts (REITs) – 0.8%

Boston Properties LP 3.20% due 1/15/2025	500,000	479,505

Essex Portfolio LP 3.50% due 4/1/2025	500,000	482,705

Simon Property Group LP 3.375% due 10/1/2024	500,000	485,860

		1,448,070

Retail – 0.3%

Target Corp. 3.50% due 7/1/2024	500,000	490,490

		490,490

Semiconductors – 0.3%

Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.625% due 1/15/2024	500,000	491,680

		491,680

Telecommunications – 0.5%

Verizon Communications, Inc. 3.376% due 2/15/2025	500,000	484,965

Vodafone Group PLC 3.75% due 1/16/2024	500,000	493,880

		978,845

Total Corporate Bonds & Notes (Cost $11,377,729)		11,142,627
Non–Agency Mortgage–Backed Securities – 6.1%

Benchmark Mortgage Trust 2018-B3 AS 4.195% due 4/10/2051(2)(4)	1,150,000	1,055,920

Commercial Mortgage Trust 2017-COR2 A3 3.51% due 9/10/2050	1,200,000	1,101,672
2019-GC44 AM 3.263% due 8/15/2057	1,085,000	904,858

DBGS Mortgage Trust 2018-C1 AM 4.611% due 10/15/2051(2)(4)	1,100,000	1,031,407

DBUBS Mortgage Trust 2017-BRBK A 3.452% due 10/10/2034(1)	793,000	746,502

December 31, 2022	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)

Freddie Mac STACR REMIC Trust 2021-DNA7 M2 5.728% due 11/25/2041(1)(2)(4)	$900,000	$845,318
2021-HQA4 M1 4.878% due 12/25/2041(1)(2)(4)	613,243	581,831
2022-DNA1 M1A 4.928% due 1/25/2042(1)(2)(4)	532,112	518,297
2022-HQA3 M1A 6.228% due 8/25/2042(1)(2)(4)	1,101,051	1,096,533

Hilton USA Trust 2016-HHV A 3.719% due 11/5/2038(1)	845,000	765,379

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 AS 3.456% due 5/15/2046	970,000	957,706

Wells Fargo Commercial Mortgage Trust 2015-NXS4 A4 3.718% due 12/15/2048	1,380,000	1,310,937

WFRBS Commercial Mortgage Trust 2014-C19 AS 4.271% due 3/15/2047	440,000	426,594

Total Non–Agency Mortgage–Backed Securities (Cost $11,840,117)		11,342,954
U.S. Government Agencies – 2.0%

Federal Farm Credit Banks Funding Corp. 2.64% due 4/8/2026	4,000,000	3,789,520

Total U.S. Government Agencies (Cost $3,953,169)		3,789,520
U.S. Government Securities – 44.3%

U.S. Treasury Note 0.125% due 2/15/2024	79,980,000	75,984,124
2.50% due 4/30/2024	1,000,000	971,563
2.625% due 7/31/2029	1,700,000	1,569,312
3.00% due 7/31/2024	4,200,000	4,096,641

Total U.S. Government Securities (Cost $84,593,881)		82,621,640

	Shares	Value
Exchange–Traded Funds – 4.7%

Vanguard Short-Term Inflation-Protected Securities ETF	186,300	8,702,073

Total Exchange–Traded Funds (Cost $9,417,344)		8,702,073

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

	Principal Amount	Value
Short–Term Investments – 2.8%

U.S. Treasury Bills – 1.4%

U.S. Treasury Bill 3.566% due 2/2/2023(5)	$1,700,000	$1,694,624
3.718% due 2/9/2023(5)	1,000,000	996,007

Total U.S. Treasury Bills (Cost $2,689,918)		2,690,631

Repurchase Agreements – 1.4%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $2,584,985, due 1/3/2023(6)	2,584,617	2,584,617

Total Repurchase Agreements (Cost $2,584,617)		2,584,617

Total Investments – 98.6% (Cost $190,175,922)		184,040,057

Assets in excess of other liabilities – 1.4%		2,557,624

Total Net Assets – 100.0%		$186,597,681

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2022, the aggregate market value of these securities amounted to $26,449,289, representing 14.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2022.
(3)

The London Interbank Offered Rate (“LIBOR”) is being phased out completely by June 30, 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of a transition away from LIBOR on the Fund’s investments.

(4)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(5)	Interest rate shown reflects the discount rate at time of purchase.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$3,609,400	$2,636,354

Open futures contracts at December 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. 2-Year Treasury Note	March 2023	334	Long	$68,439,260	$68,496,094	$56,834
U.S. 5-Year Treasury Note	March 2023	150	Long	16,220,522	16,189,453	(31,069)
Total				$84,659,782	$84,685,547	$25,765

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. 10-Year Treasury Note	March 2023	216	Short	$(24,321,270)	$(24,256,125)	$65,145
U.S. Ultra Bond	March 2023	12	Short	(1,608,330)	(1,611,750)	(3,420)
Total				$(25,929,600)	$(25,867,875)	$61,725

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

Centrally cleared credit default swap agreements — buy protection(7):

Reference Entity	Implied Credit Spread at 12/31/22(8)	Notional Amount(9)	Maturity	(Pay)/Receive Fixed Rate	Periodic Payment Frequency	Upfront Payments	Value	Unrealized Depreciation
CDX.NA.HY.S39	4.84%	USD 25,500,000	12/20/2027	(5.00)%	Quarterly	$1,136,923	$(148,513)	$(1,285,436)

(7)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

(8)

Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(9)

The notional amount represents the maximum potential amount the Fund could be required to pay as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

Legend:

CLO — Collateralized Loan Obligation

H15T1Y — 1-year Constant Maturity Treasury Rate

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage-Backed Securities	$—	$19,324,591	$—	$19,324,591
Asset-Backed Securities	—	41,841,404	—	41,841,404
Corporate Bonds & Notes	—	11,142,627	—	11,142,627
Non-Agency Mortgage-Backed Securities	—	11,342,954	—	11,342,954
U.S. Government Agencies	—	3,789,520	—	3,789,520
U.S. Government Securities	—	82,621,640	—	82,621,640
Exchange-Traded Funds	8,702,073	—	—	8,702,073
U.S. Treasury Bills	—	2,690,631	—	2,690,631
Repurchase Agreements	—	2,584,617	—	2,584,617
Total	$8,702,073	$175,337,984	$—	$184,040,057
Other Financial Instruments
Futures Contracts
Assets	$121,979	$—	$—	$121,979
Liabilities	(34,489)	—	—	(34,489)
Swap Contracts
Liabilities	—	(1,285,436)	—	(1,285,436)
Total	$87,490	$(1,285,436)	$—	$(1,197,946)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN SHORT DURATION BOND VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$184,040,057

Receivable for variation margin on swap contracts	3,053,858

Interest receivable	563,790

Cash deposits with brokers for futures contracts	417,800

Receivable for variation margin on futures contracts	168,760

Reimbursement receivable from adviser	17,158

Receivable for fund shares subscribed	1,353

Prepaid expenses	6,765

Total Assets	188,269,541

Liabilities

Cash due to broker for swap contracts	1,518,130

Investment advisory fees payable	71,649

Accrued audit fees	25,183

Payable for fund shares redeemed	21,165

Accrued administrative fees	12,697

Accrued custodian and accounting fees	8,869

Accrued legal fees	8,030

Accrued trustees’ and officers’ fees	611

Accrued expenses and other liabilities	5,526

Total Liabilities	1,671,860

Total Net Assets	$186,597,681

Net Assets Consist of:

Paid-in capital	$191,602,629

Distributable loss	(5,004,948)

Total Net Assets	$186,597,681

Investments, at Cost	$190,175,922

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	19,096,814

Net Asset Value Per Share	$9.77

Statement of Operations For the Period Ended December 31, 2022[1]
Investment Income

Dividends	$532,314

Interest	4,248,149

Total Investment Income	4,780,463

Expenses

Investment advisory fees	615,888

Professional fees	57,081

Custodian and accounting fees	40,481

Trustees’ and officers’ fees	32,493

Administrative fees	27,295

Transfer agent fees	12,099

Shareholder reports	10,413

Other expenses	7,909

Total Expenses	803,659

Less: Fees waived	(119,339)

Total Expenses, Net	684,320

Net Investment Income/(Loss)	4,096,143

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	(1,173,256)

Net realized gain/(loss) from futures contracts	(587,044)

Net realized gain/(loss) from swap contracts	(6,980)

Net change in unrealized appreciation/(depreciation) on investments	(6,135,865)

Net change in unrealized appreciation/(depreciation) on futures contracts	87,490

Net change in unrealized appreciation/(depreciation) on swap contracts	(1,285,436)

Net Loss on Investments and Derivative Contracts	(9,101,091)

Net Decrease in Net Assets Resulting From Operations	$(5,004,948)

[1]	Commenced operations on May 2, 2022.

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SHORT DURATION BOND VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/22[1]

Operations

Net investment income/(loss)	$4,096,143

Net realized gain/(loss) from investments and derivative contracts	(1,767,280)

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	(7,333,811)

Net Decrease in Net Assets Resulting from Operations	(5,004,948)

Capital Share Transactions

Proceeds from sales of shares	234,189,617

Cost of shares redeemed	(42,586,988)

Net Increase in Net Assets Resulting from Capital Share Transactions	191,602,629

Net Increase in Net Assets	186,597,681

Net Assets

Beginning of period	—

End of period	$186,597,681

Other Information:

Shares

Sold	23,424,754

Redeemed	(4,327,940)

Net Increase	19,096,814

[1]	Commenced operations on May 2, 2022.

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — GUARDIAN SHORT DURATION BOND VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Loss	Total Operations	Net Asset Value, End of Period	Total Return(2),(3)

Period Ended 12/31/22(5)	$10.00	$0.20	$(0.43)	$(0.23)	$9.77	(2.30)%

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SHORT DURATION BOND VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3),(4)	Gross Ratio of Expenses to Average Net Assets(3)	Net Ratio of Net Investment Income to Average Net Assets(3),(4)	Gross Ratio of Net Investment Income to Average Net Assets(3)	Portfolio Turnover Rate(3)

$186,598	0.49%	0.58%	3.00%	2.91%	61%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

(4)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(5)	Commenced operations on May 2, 2022.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Short Duration Bond VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on May 2, 2022. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide a high level of current income consistent with preservation of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Exchange-traded financial futures and swap contracts are valued at the last settlement price on the market where they are primarily traded.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the period ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligationsFund Code Not Found most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for permitted Fund investments. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss. During the period ended December 31, 2022, the Fund entered into credit default swaps for risk exposure management and to enhance potential return.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2022.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.45% of the first $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Fund has no sub-adviser.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.50% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the period ended December 31, 2022, Park Avenue waived fees and/or paid Fund expenses in the amount of $119,339.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity

(“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the period ended December 31, 2022, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$117,966,338	$182,196,556
Sales	43,509,809	72,505,123

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2022, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. Loan Risk Investments in loans are particularly subject to, among other risks, credit risk, interest rate risk, and counterparty risk. The Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed income (or debt) investments of similar credit quality and/or maturity. Investments or transactions in loans are often subject to long settlement periods (potentially longer than seven days), which could limit the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. As a result, the Fund may be forced to sell other, more desirable, liquid investments, sell illiquid investments at a loss or take other measures to raise cash. Loans often are rated below investment-grade and may be unrated and

20

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

subject the Fund to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants (if any) more difficult for the Fund as legal action may have to go through the issuer of the participations. Investments in loans that lack or possess fewer or contingent contractual restrictive covenants are particularly susceptible to the risks associated with these investments. In addition, loans and other similar investments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

j. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the period ended December 31, 2022 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2022, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

	Interest Rate Contracts	Credit Default Contracts

Asset Derivatives
Futures Contracts[1]	$121,979	$—

Liability Derivatives
Futures Contracts[1]	$(34,489)	$—
Swap Contracts[2]	—	(1,285,436)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]

Statement of Assets and Liabilities location: Includes the fair value of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

21

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SHORT DURATION BOND VIP FUND

Transactions in derivative investments for the period ended December 31, 2022 were as follows:

	Interest Rate Contracts	Credit Default Contracts

Net Realized Gain/(Loss)
Futures Contracts[1]	$(587,044)	$—
Swap Contracts[2]	—	(6,980)

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[3]	$87,490	$—
Swap Contracts[4]	—	(1,285,436)

Average Number of Notional Amounts
Futures Contracts[5]	660	—
Swap Contracts — Buy/Sell Protection	$—	$22,217,500

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net realized gain/(loss) from swap contracts.
[3]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[4]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on swap contracts.
[5]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the period ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Short Duration Bond VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Short Duration Bond VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 2, 2022 (commencement of operations) through December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations, changes in its net assets and the financial highlights for the period May 2, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015– 2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11741

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Small Cap Core VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Small Cap Core VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN SMALL CAP CORE VIP FUND

FUND COMMENTARY OF

CLEARBRIDGE INVESTMENTS LLC, SUB-ADVISER

(UNAUDITED)

Highlights

•	Guardian Small Cap Core VIP Fund (the “Fund”) returned -20.86%, slightly underperforming its benchmark, the Russell 2000® Index[1] (the “Index”), for the 12 months ended December 31, 2022. The Fund’s slight underperformance relative to the Index was primarily due to stock selection in the communication services and information technology sectors.

•	The Index delivered a -20.44% return for the same period. Energy was the highest-performing and only positive sector within the Index, returning 53.49% for the period and significantly outpacing all other sectors. The utilities and consumer staples sectors within the Index returned -1.35% and -9.59%, respectively, as investors sought refuge in the most defensive sectors but still struggled to hold up against a broader market retreat.

Market Overview

U.S. small cap stocks generated negative returns for the one-year period ended December 31, 2022, unable to escape the broader macro headwinds stemming from inflation, rising interest rates, geopolitical tensions and supply chain disruptions. The Index declined -20.44%. The Russell 2000® Value Index2 (the “Value Index”) declined -14.48% in 2022, which outperformed the -26.36% decline by the Russell 2000® Growth Index3 (the “Growth Index”).

Higher-growth companies sold off in early 2022 as rising inflation and a resilient labor market furthered the prospect of higher and more frequent interest rate hikes and growing fears of a recession. Companies also faced increased supply chain disruptions and a further reduction in already-tight commodity inventories resulting from Russia’s invasion of Ukraine in February 2022, with oil prices spiking and leading to strong outperformance in the energy sector.

Such conditions remained in the second quarter of 2022, with persistent inflation prompting central banks to take more hawkish stances. Defensive sectors led the market, along with the energy sector, while growth stocks sold off, leading to concerns over companies’ abilities to maintain current margins and the probability of a “hard landing” for the economy.

Despite an early rally in the third quarter in 2022 for growth stocks in the hope that a policy-engineered recession would spur a reversal in the U.S. Federal Reserve’s (the “Fed”) policy, investors were disappointed by the Fed’s intent to continue raising rates to combat persistent inflationary pressures. Markets continued their retreat, despite better-than-expected corporate earnings providing a boost late in the quarter, as the Fed signaled a higher-for-longer future for interest rates and a recession became the base case for 2023.

However, equity markets generated positive returns in the fourth quarter of 2022 as signs of peaking inflation and evidence of an economic slowdown boosted investor optimism of a Fed policy pivot. However, while the Fed voted to end its streak of 75 basis point interest rate hikes in favor of a 50 basis point hike, Fed Chair Powell reiterated that the central bank still had more work to do in its fight against inflation. These dashed hopes were replaced with concerns over corporate earnings and a growing possibility of a recession in 2023.

Portfolio Review

We invest based on our assessment of long-term cash flows from a business, as compared to the market’s implied estimate of those cash flows. Sometimes our assessment results in a growth tilt for the Fund and at other times it leans towards value stocks. In recent years, the Fund’s strategy was tilted toward growth stocks, but this position became increasingly untenable amid the rally in growth stocks during 2020. Our emphasis on companies with current cash flows and attractive asset valuations proved to be a tailwind as the Fund benefited from its investments in value stocks in 2022.

The Fund’s underperformance for the period was mainly driven by stock-specific factors such as our stock selection in the communication services and information technology sectors. Conversely, stock selection in the real estate, consumer discretionary and industrials sectors, were positive contributors to performance.

1

GUARDIAN SMALL CAP CORE VIP FUND

Outlook

We anticipate continued uncertainty about the global economic outlook in light of higher interest rates and current geopolitical conflicts. However, regardless of the uncertainty we face entering 2023, we are confident in our ability to adapt to new market conditions and capitalize on emerging opportunities. We will continue to adhere to our philosophy of seeking high-quality companies with strong balance sheets and long-term earnings growth drivers, which is the cornerstone of our portfolio management process.

[1]

The Index measures the performance of the small-cap segment of the US equity universe. It is a subset of the Russell 3000 and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]

The Value Index measures the performance of the large cap value segment of the US equity universe. It includes those Russell 2000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). You may not invest in the Value Index and, unlike the Fund, the Value Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[3]

The Growth Index measures the performance of the large cap growth segment of the US equity universe. It includes those Russell 2000 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). You may not invest in the Growth Index and, unlike the Fund, the Growth Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

2

GUARDIAN SMALL CAP CORE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $246,525,418

Sector Allocation[1] As of December 31, 2022

Top Ten Holdings[2] As of December 31, 2022

Holding	% of Total Net Assets
Murphy USA, Inc.	1.98%
Textainer Group Holdings Ltd.	1.93%
Century Communities, Inc.	1.90%
CommVault Systems, Inc.	1.85%
Kite Realty Group Trust REIT	1.76%
Bank OZK	1.69%
Magnolia Oil & Gas Corp., Class A	1.65%
Group 1 Automotive, Inc.	1.55%
Corporate Office Properties Trust REIT	1.55%
Black Hills Corp.	1.54%
Total	17.40%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN SMALL CAP CORE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Small Cap Core VIP Fund	10/21/2019	-20.86%	—	—	1.90%
Russell 2000® Index		-20.44%	—	—	5.42%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Small Cap Core VIP Fund and the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$997.20	$5.24	1.04%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.30	1.04%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL CAP CORE VIP FUND

December 31, 2022	Shares	Value
Common Stocks – 98.6%

Auto Components – 0.9%

Visteon Corp.(1)	17,240	$2,255,509

		2,255,509
Banks – 9.7%

Bank OZK	103,993	4,165,960

Cadence Bank	144,769	3,570,004

National Bank Holdings Corp., Class A	64,800	2,726,136

Veritex Holdings, Inc.	94,525	2,654,262

Washington Federal, Inc.	109,105	3,660,473

WesBanco, Inc.	90,826	3,358,745

Wintrust Financial Corp.	43,806	3,702,483

		23,838,063
Biotechnology – 0.6%

Ultragenyx Pharmaceutical, Inc.(1)	32,822	1,520,643

		1,520,643
Chemicals – 2.2%

Avient Corp.	56,828	1,918,513

Olin Corp.	67,923	3,595,844

		5,514,357
Communications Equipment – 0.9%

Extreme Networks, Inc.(1)	122,200	2,237,482

		2,237,482
Construction & Engineering – 1.4%

Primoris Services Corp.	157,472	3,454,936

		3,454,936
Construction Materials – 1.2%

Eagle Materials, Inc.	21,900	2,909,415

		2,909,415
Consumer Finance – 3.4%

Encore Capital Group, Inc.(1)	49,466	2,371,400

OneMain Holdings, Inc.	75,300	2,508,243

Oportun Financial Corp.(1)	176,597	973,050

PROG Holdings, Inc.(1)	155,051	2,618,811

		8,471,504
Diversified Consumer Services – 0.6%

Stride, Inc.(1)	49,776	1,556,993

		1,556,993
Diversified Telecommunication Services – 0.7%

Anterix, Inc.(1)	56,939	1,831,728

		1,831,728
Electric Utilities – 1.3%

Portland General Electric Co.	63,104	3,092,096

		3,092,096
Electrical Equipment – 1.1%

EnerSys	37,835	2,793,736

		2,793,736
Electronic Equipment, Instruments & Components – 2.9%

Advanced Energy Industries, Inc.	29,292	2,512,668

Itron, Inc.(1)	58,942	2,985,412

December 31, 2022	Shares	Value
Electronic Equipment, Instruments & Components (continued)

nLight, Inc.(1)	154,122	$1,562,797

		7,060,877
Energy Equipment & Services – 1.5%

Helmerich & Payne, Inc.	73,494	3,643,098

		3,643,098
Entertainment – 0.5%

PLAYSTUDIOS, Inc.(1)(2)	325,000	1,261,000

PLAYSTUDIOS, Inc.(1)	10,681	41,442

		1,302,442
Equity Real Estate Investment Trusts (REITs) – 6.4%

Corporate Office Properties Trust	147,034	3,814,062

Kite Realty Group Trust	206,448	4,345,730

LXP Industrial Trust	238,378	2,388,548

PotlatchDeltic Corp.	63,900	2,810,961

RLJ Lodging Trust	233,183	2,469,408

		15,828,709
Food Products – 1.9%

Sovos Brands, Inc.(1)	143,793	2,066,305

Utz Brands, Inc.	159,304	2,526,562

		4,592,867
Health Care Equipment & Supplies – 2.2%

Lantheus Holdings, Inc.(1)	52,244	2,662,354

Novocure Ltd.(1)	15,767	1,156,510

Omnicell, Inc.(1)	30,359	1,530,701

		5,349,565
Health Care Providers & Services – 4.0%

Acadia Healthcare Co., Inc.(1)	29,605	2,437,084

CareMax, Inc.(1)(2)	213,620	779,713

CareMax, Inc.(1)	81,958	299,147

HealthEquity, Inc.(1)	59,882	3,691,126

R1 RCM, Inc.(1)	238,447	2,610,995

		9,818,065
Hotels, Restaurants & Leisure – 2.5%

Bloomin’ Brands, Inc.	173,000	3,480,760

Everi Holdings, Inc.(1)	177,555	2,547,914

		6,028,674
Household Durables – 1.9%

Century Communities, Inc.	93,738	4,687,837

		4,687,837
Independent Power and Renewable Electricity Producers – 1.0%

Sunnova Energy International, Inc.(1)	132,809	2,391,890

		2,391,890
Insurance – 2.2%

Assured Guaranty Ltd.	47,505	2,957,661

BRP Group, Inc., Class A(1)	98,585	2,478,427

		5,436,088
IT Services – 2.4%

Euronet Worldwide, Inc.(1)	39,000	3,680,820

Thoughtworks Holding, Inc.(1)	207,721	2,116,677

		5,797,497

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL CAP CORE VIP FUND

December 31, 2022	Shares	Value
Leisure Products – 1.1%

Vista Outdoor, Inc.(1)	114,483	$2,789,951

		2,789,951
Life Sciences Tools & Services – 1.5%

Maravai LifeSciences Holdings, Inc., Class A(1)	93,900	1,343,709

Syneos Health, Inc.(1)	61,522	2,256,627

		3,600,336
Machinery – 3.6%

Crane Holdings Co.	23,900	2,400,755

Hillman Solutions Corp.(1)	440,275	3,174,383

Terex Corp.	76,100	3,250,992

		8,826,130
Media – 2.2%

Gray Television, Inc.	234,416	2,623,115

Integral Ad Science Holding Corp.(1)	328,757	2,889,774

		5,512,889
Metals & Mining – 2.5%

Commercial Metals Co.	50,266	2,427,848

Constellium SE(1)	154,344	1,825,890

MP Materials Corp.(1)	77,676	1,885,973

		6,139,711
Mortgage Real Estate Investment Trusts (REITs) – 0.9%

Redwood Trust, Inc.	324,958	2,196,716

		2,196,716
Multi-Utilities – 1.5%

Black Hills Corp.	53,959	3,795,476

		3,795,476
Oil, Gas & Consumable Fuels – 5.1%

CNX Resources Corp.(1)	165,814	2,792,308

HF Sinclair Corp.	44,948	2,332,352

Magnolia Oil & Gas Corp., Class A	173,345	4,064,940

Matador Resources Co.	57,700	3,302,748

		12,492,348
Pharmaceuticals – 1.2%

Cara Therapeutics, Inc.(1)	75,200	807,648

Intra-Cellular Therapies, Inc.(1)	41,871	2,215,813

		3,023,461
Professional Services – 3.1%

ICF International, Inc.	28,194	2,792,615

Korn Ferry	48,561	2,458,158

Sterling Check Corp.(1)	149,723	2,316,215

		7,566,988
Road & Rail – 1.2%

Marten Transport Ltd.	150,289	2,972,716

		2,972,716
Semiconductors & Semiconductor Equipment – 2.9%

Photronics, Inc.(1)	154,000	2,591,820

Semtech Corp.(1)	43,177	1,238,748

SMART Global Holdings, Inc.(1)	229,375	3,413,100

		7,243,668

December 31, 2022	Shares	Value
Software – 5.0%

CommVault Systems, Inc.(1)	72,325	$4,544,903

NCR Corp.(1)	149,882	3,508,738

Rapid7, Inc.(1)	64,434	2,189,467

WalkMe Ltd.(1)	187,790	2,099,492

		12,342,600
Specialty Retail – 5.2%

Group 1 Automotive, Inc.	21,229	3,829,075

Murphy USA, Inc.	17,479	4,886,079

Petco Health & Wellness Co., Inc.(1)	171,356	1,624,455

Urban Outfitters, Inc.(1)	108,282	2,582,526

		12,922,135
Thrifts & Mortgage Finance – 2.7%

NMI Holdings, Inc., Class A(1)	162,694	3,400,305

WSFS Financial Corp.	70,086	3,177,699

		6,578,004
Trading Companies & Distributors – 5.5%

Custom Truck One Source, Inc.(1)(2)	342,859	2,166,869

Custom Truck One Source, Inc.(1)	103,158	651,959

GATX Corp.	26,901	2,860,652

Rush Enterprises, Inc., Class A	60,160	3,145,165

Textainer Group Holdings Ltd.	153,340	4,755,073

		13,579,718

Total Common Stocks (Cost $246,652,313)		242,996,918
Warrants – 0.0%

Conx Corp., Class A(1)	42,107	6,316

East Resources Acquisition Co.(1)	76,065	13,311

Total Warrants (Cost $24,831)		19,627

	Principal Amount	Value
Short–Term Investments – 1.4%

Repurchase Agreements – 1.4%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $3,554,550, due 1/3/2023(3)	$3,554,044	3,554,044

Total Repurchase Agreements (Cost $3,554,044)		3,554,044

Total Investments – 100.0% (Cost $250,231,188)		246,570,589

Liabilities in excess of other assets – (0.0)%		(45,171)

Total Net Assets – 100.0%		$246,525,418

(1)	Non–income–producing security.
(2)

Security is restricted. Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. At December 31, 2022, the aggregate market value of these securities amounted to $4,207,582, representing 1.7% of net assets.

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL CAP CORE VIP FUND

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$4,963,200	$3,625,188

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$242,996,918	$—	$—	$242,996,918
Warrants	—	19,627	—	19,627
Repurchase Agreements	—	3,554,044	—	3,554,044
Total	$242,996,918	$3,573,671	$—	$246,570,589

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$246,570,589

Dividends/interest receivable	243,781

Receivable for fund shares subscribed	10,609

Prepaid expenses	8,863

Total Assets	246,833,842

Liabilities

Investment advisory fees payable	148,122

Distribution fees payable	53,667

Payable for fund shares redeemed	51,766

Accrued audit fees	20,475

Accrued custodian and accounting fees	7,680

Accrued trustees’ and officers’ fees	715

Accrued expenses and other liabilities	25,999

Total Liabilities	308,424

Total Net Assets	$246,525,418

Net Assets Consist of:

Paid-in capital	$203,757,564

Distributable earnings	42,767,854

Total Net Assets	$246,525,418

Investments, at Cost	$250,231,188

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	23,203,568

Net Asset Value Per Share	$10.62

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$3,435,604

Interest	13,419

Total Investment Income	3,449,023

Expenses

Investment advisory fees	1,871,161

Distribution fees	677,957

Professional fees	78,253

Trustees’ and officers’ fees	63,656

Custodian and accounting fees	42,734

Administrative fees	40,687

Transfer agent fees	14,815

Shareholder reports	8,213

Other expenses	14,661

Total Expenses	2,812,137

Net Investment Income/(Loss)	636,886

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	(1,545,322)

Net change in unrealized appreciation/(depreciation) on investments	(62,682,085)

Net Loss on Investments	(64,227,407)

Net Decrease in Net Assets Resulting From Operations	$(63,590,521)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Year Ended 12/31/21

Operations

Net investment income/(loss)	$636,886	$30,592

Net realized gain/(loss) from investments	(1,545,322)	48,230,900

Net change in unrealized appreciation/(depreciation) on investments	(62,682,085)	6,302,779

Net Increase/(Decrease) in Net Assets Resulting from Operations	(63,590,521)	54,564,271

Capital Share Transactions

Proceeds from sales of shares	69,252,183	12,210,610

Cost of shares redeemed	(43,280,112)	(120,157,999)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	25,972,071	(107,947,389)

Net Decrease in Net Assets	(37,618,450)	(53,383,118)

Net Assets

Beginning of year	284,143,868	337,526,986

End of year	$246,525,418	$284,143,868

Other Information:

Shares

Sold	5,747,650	929,071

Redeemed	(3,722,078)	(9,352,087)

Net Increase/(Decrease)	2,025,572	(8,423,016)

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$13.42	$0.03		$(2.83)	$(2.80)	$10.62	(20.86)%

Year Ended 12/31/21	11.40	0.00	(4)	2.02	2.02	13.42	17.72%

Year Ended 12/31/20	11.13	0.05		0.22	0.27	11.40	2.43%

Period Ended 12/31/19(5)	10.00	0.01		1.12	1.13	11.13	11.30%	(6)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$246,525	1.04%		1.04%		0.23%		0.23%		48%

284,144	1.04%		1.04%		0.01%		0.01%		45%

337,527	1.05%		1.05%		0.53%		0.53%		69%

310,451	1.01%	(6)	1.09%	(6)	0.57%	(6)	0.49%	(6)	98%	(6)
(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Rounds to $0.00 per share.

(5)	Commenced operations on October 21, 2019.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2019, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Small Cap Core VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, price below current market value, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, private investment in public equity, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2022, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.69% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.05% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue did not waive any fees or pay any Fund expenses.

Park Avenue has entered into a Sub-Advisory Agreement with ClearBridge Investments LLC (“ClearBridge”). ClearBridge is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $677,957 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $153,194,292 and $128,293,941, respectively, for the year ended December 31, 2022. During the year ended December 31, 2022, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

Investments. As of December 31, 2022, the Fund held three restricted securities, and did not hold any illiquid securities.

f. Private Investment in Public Equity A Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. PIPEs are an accredited investor’s purchase of stock in a public company at a discount to the current market value per share for the purpose of raising capital and may also issue warrants enabling a Fund to purchase additional shares at a price equal to or at a premium to current market prices. Securities acquired by a Fund in such transactions are subject to resale restrictions under securities laws. Because the shares issued in a PIPE transaction are “restricted securities” under the federal securities laws, a Fund cannot freely trade the securities until the issuer files a registration statement to provide for the public resale of the shares, which typically occurs after the completion of the PIPE transaction and the public registration process with the SEC is completed, a period which can last many months. While issuers in PIPE transactions typically agree that they will register the securities for resale by a Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered, or that the registration will be maintained. In addition, a PIPE issuer may require a Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, a Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by a Fund may be deemed illiquid.

g. Special Purpose Acquisition Companies A Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. A SPAC, sometimes referred to as “blank check company,” is a private or publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which time each security typically is freely tradeable. Private companies can combine with a SPAC to go public by taking the SPAC’s place on an exchange as an alternative to making an initial public offering. Additionally, a Fund may purchase units or shares of SPACs that have completed an IPO on a secondary market, during a SPAC’s IPO or through a PIPE offering. PIPE transactions involve the purchase of securities typically at a discount to the market price of the company’s common stock and may be subject to transfer restrictions, which typically would make them less liquid than equity issued through a public offering. Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. SPAC shareholders may not approve any proposed acquisition or merger, or an acquisition or merger, once effected, may prove unsuccessful. If an acquisition or merger is not completed within a pre-established period (typically, two years), the remainder of funds invested in the SPAC are returned to its shareholders. While a SPAC investor may receive both stock in the SPAC, as well as warrants or other rights at no marginal cost, those warrants or other rights may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price. A Fund may also be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the over-the-counter market.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Small Cap Core VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Small Cap Core VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for the period October 21, 2019 (commencement of operations) through December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for the period October 21, 2019 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008– 2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015– 2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012– 2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10526

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian Total Return Bond VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Total Return Bond VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of Park Avenue Institutional Advisers LLC as of the date of this report and are subject to change without notice. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN TOTAL RETURN BOND VIP FUND

FUND COMMENTARY OF PARK AVENUE INSTITUTIONAL ADVISERS LLC, MANAGER

(UNAUDITED)

Highlights

•	Guardian Total Return Bond VIP Fund (the “Fund”) returned -15.36%, underperforming its benchmark, the Bloomberg US Aggregate Bond Index[1] (the “Index”), for the 12 months ended December 31, 2022.

•	The Index returned -13.01% for the same period.

•	The Fund’s underperformance relative to the Index was primarily due to its allocation to high yield bonds. Overweight allocations to AAA-rated corporate bonds with maturities of 3 to 10 years and BBB-rated corporate bonds with maturities of 3 to 10 years also detracted from the Fund’s relative performance. An underweight allocation to agency residential mortgage-backed securities contributed to the Fund’s relative performance.

Market Overview

Throughout 2022, the U.S. Federal Reserve (the “Fed”) significantly increased interest rates in response to a rapidly increasing inflation market environment. The Standard & Poor’s 500® Index2 (the “S&P 500 Index”) returned -18.11% for the year. Nearly every segment of the fixed income market experienced declines. The Bloomberg US Corporate High Yield Bond Index3 (the “High Yield Index”) returned -11.19% for the year. Leveraged loans generally outperformed most major fixed income indexes but were still negative, returning -0.60%. The 10-year Treasury returned -16.5% for the year.

With inflation above 7% all year, the Fed’s main goal was to decrease inflation while not sparking a recession. The Fed increased the federal funds rate seven times in 2022, from 0.25-0.50% in March to 4.25-4.50% in December, the most rapid pace of interest rate hikes in recent history.

Portfolio Review

The Fund’s allocation to high yield bonds primarily contributed to its underperformance relative to the Index. Overweight allocations to AAA-rated corporate bonds with maturities of 3 to 10 years and BBB-rated corporate bonds with maturities of 3 to 10 years also detracted from the Fund’s relative performance. An underweight allocation to agency residential mortgage-backed securities also contributed to the Fund’s relative performance.

With respect to the Fund’s investment grade allocation, 2022 began with a cautious view on spreads given the expectation for the Fed to begin to withdraw accommodation and tighten financial conditions. As spreads widened through the year to more historically attractive levels, and in anticipation of some moderation to inflation, we moderately increased the Fund’s risk exposure within the investment grade allocation to take advantage of expected tightening of spreads. The overweight to the banking sector relative to the Index contributed to the Fund’s relative performance.

U.S. high yield and leveraged loans experienced similar market volatility that other fixed income asset classes did during 2022, but their higher yield and much shorter duration helped mitigate some of this volatility. Over 2022, credit ratings started to drift lower after the 18-month upswing post-COVID-19, and default rates started to go up but continue to remain below their long-term averages. We believe that volatility will continue to impact investment grade fixed income investments in 2023, but we also believe that there may be specific securities and times throughout the year that they may present total return opportunities based on their current yields, as well as total return potential given their trading prices and short duration.4

Also, given uncertainty about rising interest rates, the potential for rate volatility and the fact that the Fed is no longer reinvesting mortgage-backed securities proceeds, we found mortgage-backed securities less appealing.

We began de-risking the Fund’s portfolio in May and June, buying credit default index swaps and selling high yield fixed income investments. In the second half of the year, we also utilized yield curve flatteners to take advantage of differences in yield spread between the 2-year and 10-year Treasuries. In addition, to help manage inflation risk, we made an allocation to Treasury Inflation-Protected Securities (“TIPS”) in the beginning of the year and maintained that allocation throughout the year.

Outlook

As we enter 2023, we remain in a relatively high inflation, low growth environment. Although we have a more

1

GUARDIAN TOTAL RETURN BOND VIP FUND

optimistic outlook on the market than the Fed, we also believe that an economic recession in 2023 is likely. Historically, spreads widen into a recession, therefore we are proceeding with caution in anticipation of heightened credit risk in 2023. However, we believe ample cash is waiting to be deployed, which can mitigate spread widening. Finally, we believe the yield curve may get flatter before it steepens positively. Overall, we continue to remain defensive in our investment approach.

[1]

The Index is an index of U.S. dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Bond Index and, unlike the Fund, the Bond Index does not incur fees or expenses.

[2]

The S&P 500 Index is an unmanaged market-capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[3]

The High Yield Index is generally considered to be representative of the investable universe of the U.S. dollar–denominated high-yield debt market. You may not invest in the High Yield Index and, unlike the Fund, the High Yield Index does not incur fees or expenses.

[4]	Duration is a measure of a bond price’s sensitivity to changes in interest rates.

2

GUARDIAN TOTAL RETURN BOND VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $266,369,575

Bond Sector Allocation[1] As of December 31, 2022

Bond Quality Allocation[2] As of December 31, 2022

3

GUARDIAN TOTAL RETURN BOND VIP FUND

Top Ten Holdings[1] As of December 31, 2022

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Note	2.500%	4/30/2024	8.10%
U.S. Treasury Note	1.875%	2/15/2032	6.25%
Vanguard Short-Term Inflation-Protected Securities ETF	—	—	4.59%
U.S. Treasury Bill	3.566%	2/2/2023	4.23%
U.S. Treasury Note	1.250%	5/31/2028	1.63%
Federal National Mortgage Association	3.000%	5/1/2052	1.60%
U.S. Treasury Bond	2.250%	8/15/2049	1.57%
U.S. Treasury Note	1.625%	8/15/2029	1.57%
Federal National Mortgage Association	3.500%	6/1/2052	1.52%
U.S. Treasury Note	0.250%	10/31/2025	1.51%
Total			32.57%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Bloomberg, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

4

GUARDIAN TOTAL RETURN BOND VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Total Return Bond VIP Fund	10/21/2019	-15.36%	—	—	-3.31%
Bloomberg US Aggregate Bond Index		-13.01%	—	—	-2.39%

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Total Return Bond VIP Fund and the Bloomberg US Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$955.30	$3.89	0.79%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.22	$4.02	0.79%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2022	Principal Amount	Value
Agency Mortgage–Backed Securities – 11.8%

Federal Home Loan Mortgage Corp. 3.00% due 3/1/2052	$2,181,805	$1,917,710
3.50% due 6/1/2052	3,861,151	3,508,828
4.00% due 10/1/2037	474,657	462,752
4.00% due 6/1/2052	722,993	678,232
4.50% due 9/1/2052	490,629	472,756
5.00% due 12/1/2052	1,294,073	1,276,121

Federal National Mortgage Association 2.50% due 1/1/2052	3,947,888	3,346,442
2.50% due 5/1/2052	2,728,951	2,314,003
3.00% due 3/1/2052	3,493,930	3,071,739
3.00% due 5/1/2052	4,843,293	4,256,080
3.50% due 6/1/2052	4,460,072	4,053,076
3.50% due 11/1/2052	2,295,108	2,086,034
4.00% due 6/1/2052	13,749	12,897
4.00% due 12/1/2052	1,296,150	1,215,882

Freddie Mac Multifamily Structured Pass-Through Certificates K073 A2 3.35% due 1/25/2028	1,325,000	1,262,179
K103 A2 2.651% due 11/25/2029	1,573,000	1,402,735

Total Agency Mortgage–Backed Securities (Cost $32,092,804)		31,337,466
Asset–Backed Securities – 15.6%

American Tower Trust I 13 2A 3.07% due 3/15/2048(1)	1,500,000	1,492,421

AmeriCredit Automobile Receivables Trust 2019-3 B 2.13% due 7/18/2025	145,959	145,804

Ares XXXIIR CLO Ltd. 2014-32RA B 6.406% (LIBOR 3 Month + 1.80%) due 5/15/2030(1)(2)(3)	1,200,000	1,100,640

Ares XXXIV CLO Ltd. 2015-2A BR2 5.679% (LIBOR 3 Month + 1.60%) due 4/17/2033(1)(2)(3)	450,000	426,690

Battalion CLO XX Ltd. 2021-20A D 7.179% (LIBOR 3 Month + 3.10%) due 7/15/2034(1)(2)(3)	2,000,000	1,749,522

BlueMountain CLO Ltd. 2014-2A BR2 5.993% (LIBOR 3 Month + 1.75%) due 10/20/2030(1)(2)(3)	800,000	767,200

Capital One Prime Auto Receivables Trust 2022-2 A2A 3.74% due 9/15/2025	1,500,000	1,484,573

Carlyle U.S. CLO Ltd. 2017-3A BR 6.243% (LIBOR 3 Month + 2.00%) due 7/20/2029(1)(2)(3)	3,000,000	2,775,000

December 31, 2022	Principal Amount	Value
Asset–Backed Securities (continued)

CarMax Auto Owner Trust 2020-4 B 0.85% due 6/15/2026	$1,400,000	$1,290,234

CIFC Funding Ltd. 2013-4A BRR 5.958% (LIBOR 3 Month + 1.60%) due 4/27/2031(1)(2)(3)	800,000	766,160

DB Master Finance LLC 2021-1A A2II 2.493% due 11/20/2051(1)	1,039,500	847,708

Dell Equipment Finance Trust 2020-2 A3 0.57% due 10/23/2023(1)	663,535	657,189

Elmwood CLO IX Ltd. 2021-2A C 6.143% (LIBOR 3 Month + 1.90%) due 7/20/2034(1)(2)(3)	3,000,000	2,722,200

Ford Credit Auto Owner Trust 2020-1 A 2.04% due 8/15/2031(1)	1,100,000	1,026,786

Ford Credit Floorplan Master Owner Trust 2020-2 A 1.06% due 9/15/2027	1,500,000	1,347,029

GM Financial Consumer Automobile Receivables Trust 2020-A A3 0.38% due 8/18/2025	961,694	935,576

Golden Credit Card Trust 2018-4A A 3.44% due 8/15/2025(1)	1,590,000	1,572,966

ICG U.S. CLO Ltd. 2018-2A B 6.075% (LIBOR 3 Month + 1.75%) due 7/22/2031(1)(2)(3)	1,300,000	1,240,980

Master Credit Card Trust 2021-1A A 0.53% due 11/21/2025(1)	1,590,000	1,493,709

Neuberger Berman CLO XVI-S Ltd. 2017-16SA BR 5.479% (LIBOR 3 Month + 1.40%) due 4/15/2034(1)(2)(3)	1,000,000	933,600

Neuberger Berman CLO XVII Ltd. 2014-17A BR2 5.825% (LIBOR 3 Month + 1.50%) due 4/22/2029(1)(2)(3)	1,100,000	1,054,460

Octagon Investment Partners 50 Ltd. 2020-4A DR 7.229% (LIBOR 3 Month + 3.15%) due 1/15/2035(1)(2)(3)	1,100,000	941,160

Octagon Loan Funding Ltd. 2014-1A CRR 6.874% (LIBOR 3 Month + 2.20%) due 11/18/2031(1)(2)(3)	3,200,000	2,952,000

OHA Credit Funding 3 Ltd. 2019-3A CR 6.193% (LIBOR 3 Month + 1.95%) due 7/2/2035(1)(2)(3)	3,000,000	2,724,900

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2022	Principal Amount	Value
Asset–Backed Securities (continued)

Oscar U.S. Funding XIV LLC 2022-1A A2 1.60% due 3/10/2025(1)	$956,192	$937,350

Riserva CLO Ltd. 2016-3A CRR 5.994% (LIBOR 3 Month + 1.80%) due 1/18/2034(1)(2)(3)	3,000,000	2,736,300

Synchrony Card Funding LLC 2022-A1 A 3.37% due 4/15/2028	1,190,000	1,146,246

Toyota Auto Receivables Owner Trust 2019-C A4 1.88% due 11/15/2024	559,988	555,361

Verizon Master Trust 2022-5 A1A 3.72% due 7/20/2027(2)	1,350,000	1,326,539

Voya CLO Ltd. 2016-3A A3R 5.944% (LIBOR 3 Month + 1.75%) due 10/18/2031(1)(2)(3)	955,000	911,738

World Omni Auto Receivables Trust 2022-C A2 3.73% due 3/16/2026	1,600,000	1,578,162

Total Asset–Backed Securities (Cost $44,296,261)		41,640,203
Corporate Bonds & Notes – 21.8%

Aerospace & Defense – 0.4%

Boeing Co. 5.15% due 5/1/2030	750,000	733,620

Northrop Grumman Corp. 5.25% due 5/1/2050	350,000	347,529

		1,081,149
Agriculture – 0.2%

Philip Morris International, Inc. 5.75% due 11/17/2032	500,000	512,995

		512,995
Beverages – 0.2%

Anheuser-Busch InBev Worldwide, Inc. 4.50% due 6/1/2050	700,000	617,764

		617,764
Building Materials – 0.4%

Cornerstone Building Brands, Inc. 6.125% due 1/15/2029(1)	1,500,000	1,057,290

		1,057,290
Commercial Banks – 3.5%

Bank of America Corp. 4.271% (4.271% fixed rate until 7/23/2028; LIBOR 3 Month + 1.31% thereafter) due 7/23/2029(2)(3)	2,100,000	1,965,978

Barclays PLC 7.385% (7.385% fixed rate until 11/2/2027; H15T1Y + 3.30% thereafter) due 11/2/2028(2)	1,200,000	1,250,412

December 31, 2022	Principal Amount	Value
Commercial Banks (continued)

Goldman Sachs Group, Inc. 4.223% (4.223% fixed rate until 5/1/2028; LIBOR 3 Month + 1.30% thereafter) due 5/1/2029(2)(3)	$1,200,000	$1,119,996

JPMorgan Chase & Co. 4.203% (4.203% fixed rate until 7/23/2028; LIBOR 3 Month + 1.26% thereafter) due 7/23/2029(2)(3)	3,100,000	2,894,098

Mitsubishi UFJ Financial Group, Inc. 5.354% (5.354% fixed rate until 9/13/2027; H15T1Y + 1.90% thereafter) due 9/13/2028(2)	300,000	297,543

Morgan Stanley 3.772% (3.772% fixed rate until 1/24/2028; LIBOR 3 Month + 1.14% thereafter) due 1/24/2029(2)(3)	1,400,000	1,284,178
6.342% (6.342% fixed rate until 10/18/2032; SOFR + 2.56% thereafter) due 10/18/2033(2)	500,000	524,730

		9,336,935
Computers – 0.1%

Apple, Inc. 2.65% due 2/8/2051	400,000	267,948

		267,948
Cosmetics & Personal Care – 0.7%

Estee Lauder Cos., Inc. 2.60% due 4/15/2030	535,000	461,534

GSK Consumer Healthcare Capital U.S. LLC 3.625% due 3/24/2032	1,600,000	1,410,624

		1,872,158
Diversified Financial Services – 0.9%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.45% due 10/29/2026	1,100,000	961,917
3.00% due 10/29/2028	400,000	336,220

Capital One Financial Corp. 4.927% (4.927% fixed rate until 5/10/2027; SOFR + 2.06% thereafter) due 5/10/2028(2)	1,100,000	1,065,779

		2,363,916
Electric – 1.4%

Alabama Power Co. 3.94% due 9/1/2032	550,000	506,242

Consumers Energy Co. 3.60% due 8/15/2032	1,000,000	912,640
4.20% due 9/1/2052	200,000	172,028

Duke Energy Corp. 3.50% due 6/15/2051	450,000	317,052

NextEra Energy Capital Holdings, Inc. 5.00% due 7/15/2032	500,000	493,940

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2022	Principal Amount	Value
Electric (continued)

Pacific Gas and Electric Co. 3.50% due 8/1/2050	$500,000	$316,090
3.75% due 7/1/2028	600,000	534,750

PacifiCorp 5.35% due 12/1/2053	400,000	401,560

		3,654,302
Electronics – 0.5%

Honeywell International, Inc. 1.75% due 9/1/2031	1,400,000	1,112,160
5.00% due 2/15/2033	100,000	102,140

		1,214,300
Entertainment – 0.2%

Warnermedia Holdings, Inc. 4.279% due 3/15/2032(1)	750,000	620,543

		620,543
Environmental Control – 0.5%

Waste Management, Inc. 1.50% due 3/15/2031	1,730,000	1,355,144

		1,355,144
Food – 0.5%

Kraft Heinz Foods Co. 3.75% due 4/1/2030	900,000	822,141

Kroger Co. 1.70% due 1/15/2031	650,000	503,119

		1,325,260
Healthcare – Products – 0.5%

Abbott Laboratories 4.75% due 11/30/2036	1,400,000	1,391,278

		1,391,278
Healthcare – Services – 0.2%

UnitedHealth Group, Inc. 4.20% due 5/15/2032	600,000	572,136

		572,136
Insurance – 0.7%

Athene Holding Ltd. 3.50% due 1/15/2031	450,000	372,307

Hartford Financial Services Group, Inc. 2.80% due 8/19/2029	1,010,000	865,570

MetLife, Inc. 4.55% due 3/23/2030	500,000	493,505

		1,731,382
Machinery – Diversified – 0.8%

John Deere Capital Corp. 4.35% due 9/15/2032	2,300,000	2,244,570

		2,244,570
Media – 0.3%

Charter Communications Operating LLC / Charter Communications Operating Capital 2.25% due 1/15/2029	300,000	241,278
3.90% due 6/1/2052	20,000	12,601

December 31, 2022	Principal Amount	Value
Media (continued)

Comcast Corp. 1.95% due 1/15/2031	$670,000	$542,285
2.887% due 11/1/2051	200,000	129,474

		925,638
Miscellaneous Manufacturing – 0.9%

Parker-Hannifin Corp. 4.25% due 9/15/2027	1,800,000	1,751,778
4.50% due 9/15/2029	600,000	577,848

		2,329,626
Oil & Gas – 1.5%

BP Capital Markets America, Inc. 3.06% due 6/17/2041	450,000	335,799
3.633% due 4/6/2030	700,000	643,083

Cenovus Energy, Inc. 2.65% due 1/15/2032	400,000	319,976
3.75% due 2/15/2052	400,000	283,136

CITGO Petroleum Corp. 7.00% due 6/15/2025(1)	250,000	244,853

Marathon Oil Corp. 4.40% due 7/15/2027	1,250,000	1,195,737

PBF Holding Co. LLC / PBF Finance Corp. 6.00% due 2/15/2028	250,000	222,210

Valero Energy Corp. 2.80% due 12/1/2031	800,000	655,144

		3,899,938
Oil & Gas Services – 0.1%

TechnipFMC PLC 6.50% due 2/1/2026(1)	300,000	293,121

		293,121
Pharmaceuticals – 1.3%

AbbVie, Inc. 3.20% due 11/21/2029	300,000	271,278
4.25% due 11/21/2049	400,000	338,036

Bristol Myers Squibb Co. 2.95% due 3/15/2032	1,800,000	1,574,694

CVS Health Corp. 2.125% due 9/15/2031	1,500,000	1,192,665

		3,376,673
Pipelines – 0.7%

Energy Transfer LP 3.75% due 5/15/2030	500,000	441,525

ONEOK, Inc. 6.10% due 11/15/2032	1,300,000	1,307,839

		1,749,364
Real Estate Investment Trusts (REITs) – 1.2%

AvalonBay Communities, Inc. 5.00% due 2/15/2033	800,000	792,296

Essex Portfolio LP 1.70% due 3/1/2028	900,000	752,166

Prologis LP 2.25% due 4/15/2030	1,300,000	1,089,608

Simon Property Group LP 2.20% due 2/1/2031	700,000	553,952

		3,188,022

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2022	Principal Amount	Value
Retail – 0.9%

AutoZone, Inc. 3.75% due 6/1/2027	$700,000	$668,416

Home Depot, Inc. 3.25% due 4/15/2032	1,000,000	892,330

O’Reilly Automotive, Inc. 4.70% due 6/15/2032	900,000	875,043

		2,435,789
Semiconductors – 0.4%

Broadcom, Inc. 4.15% due 4/15/2032(1)	1,100,000	969,397

NXP BV / NXP Funding LLC / NXP USA, Inc. 2.65% due 2/15/2032	250,000	196,540

		1,165,937
Software – 1.8%

Microsoft Corp. 2.921% due 3/17/2052	600,000	427,560
3.30% due 2/6/2027	3,100,000	2,989,578
3.50% due 2/12/2035	700,000	636,951

Oracle Corp. 6.25% due 11/9/2032	500,000	526,845
6.90% due 11/9/2052	200,000	216,870

		4,797,804
Telecommunications – 1.0%

AT&T, Inc. 2.55% due 12/1/2033	800,000	617,944

T-Mobile USA, Inc. 2.70% due 3/15/2032	750,000	609,150
3.40% due 10/15/2052	400,000	272,796

Verizon Communications, Inc. 2.355% due 3/15/2032	1,050,000	836,178

Vodafone Group PLC 4.375% due 5/30/2028	300,000	294,629

		2,630,697

Total Corporate Bonds & Notes (Cost $62,251,666)		58,011,679
Non–Agency Mortgage–Backed Securities – 10.2%

BANK 2019-BN24 AS 3.283% due 11/15/2062(2)(4)	1,413,000	1,186,822
2022-BNK43 AS 4.83% due 8/15/2055(2)(4)	1,100,000	1,018,648
2022-BNK43 B 5.153% due 8/15/2055(2)(4)	500,000	434,580

BB-UBS Trust 2012-SHOW A 3.43% due 11/5/2036(1)	2,500,000	2,331,039

Bear Stearns Asset-Backed Securities Trust 2005-SD1 1M4 6.414% due 8/25/2043(2)(4)	464,154	477,552

Citigroup Commercial Mortgage Trust 2014-GC21 A5 3.855% due 5/10/2047	1,330,000	1,291,715

December 31, 2022	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)
2016-C3 AS 3.366% due 11/15/2049(2)(4)	$1,125,000	$990,675

Commercial Mortgage Trust 2014-CR18 AM 4.103% due 7/15/2047	1,550,000	1,489,017

Freddie Mac STACR REMIC Trust 2021-DNA7 M2 5.728% due 11/25/2041(1)(2)(4)	1,300,000	1,221,015
2021-HQA4 M1 4.878% due 12/25/2041(1)(2)(4)	855,688	811,858
2022-DNA1 M1A 4.928% due 1/25/2042(1)(2)(4)	780,431	760,169
2022-HQA3 M1A 6.228% due 8/25/2042(1)(2)(4)	1,531,897	1,525,611

Grace Trust 2020-GRCE C 2.68% due 12/10/2040(1)(2)(4)	1,100,000	812,227

GS Mortgage Securities Corp. II 2005-ROCK A 5.366% due 5/3/2032(1)	1,800,000	1,751,777

GS Mortgage Securities Trust 2013-GC16 A4 4.271% due 11/10/2046	750,000	740,806

Jackson Park Trust 2019-LIC B 2.914% due 10/14/2039(1)	680,000	540,107

Life Mortgage Trust 2021-BMR C 5.418% due 3/15/2038(1)(2)(4)	1,474,455	1,401,417

Morgan Stanley Capital I Trust 2020-L4 AS 2.88% due 2/15/2053	750,000	609,769

NYC Commercial Mortgage Trust 2021-909 C 3.206% due 4/10/2043(1)(2)(4)	580,000	426,671

ONE Park Mortgage Trust 2021-PARK B 5.401% due 3/15/2036(1)(2)(4)	500,000	469,700

SLG Office Trust 2021-OVA A 2.585% due 7/15/2041(1)	1,800,000	1,436,423

Stack Infrastructure Issuer LLC 2021-1A A2 1.877% due 3/26/2046(1)	1,250,000	1,071,935

Wells Fargo Commercial Mortgage Trust 2018-AUS A 4.058% due 8/17/2036(1)(2)(4)	2,000,000	1,782,466
2021-SAVE A 5.468% due 2/15/2040(1)(2)(4)	1,181,728	1,104,101

WFRBS Commercial Mortgage Trust 2014-C19 AS 4.271% due 3/15/2047	1,500,000	1,454,298

Total Non–Agency Mortgage–Backed Securities (Cost $30,339,498)		27,140,398

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2022	Principal Amount	Value
U.S. Government Securities – 29.0%

U.S. Treasury Bond 2.25% due 8/15/2049	$5,900,000	$4,182,547

U.S. Treasury Note 0.25% due 10/31/2025	4,500,000	4,027,500
0.625% due 5/15/2030	700,000	555,406
0.875% due 11/15/2030	2,200,000	1,763,781
1.25% due 5/31/2028	5,000,000	4,335,938
1.50% due 9/30/2024	4,150,000	3,941,527
1.50% due 2/15/2030	4,700,000	4,014,094
1.625% due 8/15/2029	4,800,000	4,172,250
1.625% due 5/15/2031	3,580,000	3,022,863
1.875% due 2/15/2032	19,570,000	16,662,020
2.25% due 3/31/2024	2,200,000	2,134,344
2.50% due 4/30/2024	22,200,000	21,568,687
2.75% due 4/30/2027	3,300,000	3,130,875
2.75% due 7/31/2027	650,000	615,824
3.00% due 6/30/2024	3,300,000	3,220,852

Total U.S. Government Securities (Cost $83,653,970)		77,348,508

	Shares	Value
Exchange–Traded Funds – 4.6%

Vanguard Short-Term Inflation-Protected Securities ETF	261,700	12,224,007

Total Exchange–Traded Funds (Cost $13,298,679)		12,224,007

	Principal Amount	Value
Short–Term Investments – 4.9%

U.S. Treasury Bills – 4.2%

U.S. Treasury Bill 3.566% due 2/2/2023(5)	$11,300,000	11,264,264

Total U.S. Treasury Bills (Cost $11,262,148)		11,264,264

December 31, 2022	Principal Amount	Value
Repurchase Agreements – 0.7%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $1,925,293, due 1/3/2023(6)	$1,925,019	$1,925,019

Total Repurchase Agreements (Cost $1,925,019)		1,925,019

Total Investments – 97.9% (Cost $279,120,045)		260,891,544

Assets in excess of other liabilities – 2.1%		5,478,031

Total Net Assets – 100.0%		$266,369,575

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2022, the aggregate market value of these securities amounted to $52,462,399, representing 19.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2022.
(3)

The London Interbank Offered Rate (“LIBOR”) is being phased out completely by June 30, 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of a transition away from LIBOR on the Fund’s investments.

(4)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(5)	Interest rate shown reflects the discount rate at time of purchase.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$2,688,300	$1,963,570

Open futures contracts at December 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. 2-Year Treasury Note	March 2023	117	Long	$23,978,448	$23,994,141	$15,693
U.S. 5-Year Treasury Note	March 2023	28	Long	3,023,128	3,022,031	(1,097)
U.S. 10-Year Treasury Note	March 2023	176	Long	20,023,106	19,764,250	(258,856)
U.S. Long Bond	March 2023	230	Long	28,831,963	28,829,063	(2,900)
U.S. Ultra Bond	March 2023	131	Long	17,576,175	17,594,938	18,763
Total				$93,432,820	$93,204,423	$(228,397)

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Ultra 10-Year Treasury Note	March 2023	308	Short	$(36,481,874)	$(36,430,625)	$51,249

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

Centrally cleared credit default swap agreements — buy protection(7):

Reference Entity	Implied Credit Spread at 12/31/22(8)	Notional Amount(9)		Maturity	(Pay)/Receive Fixed Rate	Periodic Payment Frequency	Upfront Payments	Value	Unrealized Depreciation
CDX.NA.HY.S39	4.84%	USD	40,100,000	12/20/2027	(5.00)%	Quarterly	$1,803,316	$ (233,544)	$ (2,036,860)

(7)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

(8)

Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(9)

The notional amount represents the maximum potential amount the Fund could be required to pay as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

Legend:

CLO — Collateralized Loan Obligation

H15T1Y — 1-year Constant Maturity Treasury Rate

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$31,337,466	$—	$31,337,466
Asset–Backed Securities	—	41,640,203	—	41,640,203
Corporate Bonds & Notes	—	58,011,679	—	58,011,679
Non–Agency Mortgage–Backed Securities	—	27,140,398	—	27,140,398
U.S. Government Securities	—	77,348,508	—	77,348,508
Exchange–Traded Funds	12,224,007	—	—	12,224,007
U.S. Treasury Bills	—	11,264,264	—	11,264,264
Repurchase Agreements	—	1,925,019	—	1,925,019
Total	$12,224,007	$248,667,537	$—	$260,891,544
Other Financial Instruments
Futures Contracts
Assets	$85,705	$—	$—	$85,705
Liabilities	(262,853)	—	—	(262,853)
Swap Contracts
Liabilities	—	(2,036,860)	—	(2,036,860)
Total	$(177,148)	$(2,036,860)	$—	$(2,214,008)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$260,891,544

Receivable for variation margin on swap contracts	4,802,341

Receivable for investments sold	3,227,574

Cash deposits with brokers for futures contracts	1,955,498

Interest receivable	1,673,124

Reimbursement receivable from adviser	3,894

Prepaid expenses	9,013

Total Assets	272,562,988

Liabilities

Payable for investments purchased	3,380,034

Cash due to broker for swap contracts	2,387,333

Payable for variation margin on futures contracts	173,047

Investment advisory fees payable	103,545

Distribution fees payable	57,525

Accrued audit fees	27,449

Payable for fund shares redeemed	23,902

Accrued custodian and accounting fees	9,496

Accrued trustees’ and officers’ fees	808

Accrued expenses and other liabilities	30,274

Total Liabilities	6,193,413

Total Net Assets	$266,369,575

Net Assets Consist of:

Paid-in capital	$299,325,262

Distributable loss	(32,955,687)

Total Net Assets	$266,369,575

Investments, at Cost	$279,120,045

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	29,653,804

Net Asset Value Per Share	$8.98

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$1,044,446

Interest	8,872,865

Total Investment Income	9,917,311

Expenses

Investment advisory fees	1,334,240

Distribution fees	743,840

Professional fees	97,695

Trustees’ and officers’ fees	70,213

Custodian and accounting fees	60,431

Administrative fees	44,535

Transfer agent fees	14,098

Shareholder reports	10,407

Other expenses	15,605

Total Expenses	2,391,064

Less: Fees waived	(40,529)

Total Expenses, Net	2,350,535

Net Investment Income/(Loss)	7,566,776

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	(33,521,111)

Net realized gain/(loss) from futures contracts	(8,218,080)

Net realized gain/(loss) from swap contracts	1,588,819

Net change in unrealized appreciation/(depreciation) on investments	(17,645,230)

Net change in unrealized appreciation/(depreciation) on futures contracts	461,460

Net change in unrealized appreciation/(depreciation) on swap contracts	(1,783,755)

Net Loss on Investments and Derivative Contracts	(59,117,897)

Net Decrease in Net Assets Resulting From Operations	$(51,551,121)

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Year Ended 12/31/21

Operations

Net investment income/(loss)	$7,566,776	$6,005,523

Net realized gain/(loss) from investments and derivative contracts	(40,150,372)	5,129,719

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	(18,967,525)	(13,755,506)

Net Decrease in Net Assets Resulting from Operations	(51,551,121)	(2,620,264)

Capital Share Transactions

Proceeds from sales of shares	6,810,826	71,424,099

Cost of shares redeemed	(44,092,704)	(46,992,461)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(37,281,878)	24,431,638

Net Increase/(Decrease) in Net Assets	(88,832,999)	21,811,374

Net Assets

Beginning of year	355,202,574	333,391,200

End of year	$266,369,575	$355,202,574

Other Information:

Shares

Sold	737,252	6,759,525

Redeemed	(4,569,733)	(4,443,226)

Net Increase/(Decrease)	(3,832,481)	2,316,299

14	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

15

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$10.61	$0.24	$(1.87)	$(1.63)	$8.98	(15.36)%

Year Ended 12/31/21	10.70	0.18	(0.27)	(0.09)	10.61	(0.84)%

Year Ended 12/31/20	10.03	0.14	0.53	0.67	10.70	6.68%

Period Ended 12/31/19(4)	10.00	0.03	0.00(5)	0.03	10.03	0.30%	(6)

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$266,370	0.79%	0.80%		2.54%		2.53%		154%

355,203	0.79%	0.79%		1.68%		1.68%		155%

333,391	0.79%	0.81%		1.40%		1.38%		112%

337,312	0.75%(6)	0.85%	(6)	1.56%	(6)	1.46%	(6)	18%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 21, 2019.

(5)	Rounds to $0.00 per share.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2019, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Total Return Bond VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Exchange-traded financial futures and swap contracts are valued at the last settlement price on the market where they are primarily traded.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, (iii) to enhance potential return, or (iv) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss. During the year ended December 31, 2022, the Fund entered into credit default swaps for risk exposure management and to enhance potential return.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2022.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

20

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.45% of the first $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Fund has no sub-adviser.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.79% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue did not waive any fees or pay any Fund expenses.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $743,840 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2022, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$280,429,717	$158,409,161
Sales	401,843,222	75,794,973

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

21

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2022, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation

22

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2022 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2022, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

	Interest Rate Contracts	Credit Default Contracts

Asset Derivatives
Futures Contracts[1]	$85,705	$—

Liability Derivatives
Futures Contracts[1]	$(262,853)	$—
Swap Contracts[2]	—	(2,036,860)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]

Statement of Assets and Liabilities location: Includes the fair value of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative investments for the year ended December 31, 2022 were as follows:

	Interest Rate Contracts	Credit Default Contracts

Net Realized Gain/(Loss)
Futures Contracts[1]	$(8,218,080)	$—
Swap Contracts[2]	—	1,588,819

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[3]	$461,460	$—
Swap Contracts[4]	—	(1,783,755)

Average Number of Notional Amounts
Futures Contracts[5]	1,020	—
Swap Contracts — Buy/Sell Protection	$—	$35,398,615

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net realized gain/(loss) from swap contracts.
[3]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[4]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on swap contracts.
[5]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million

23

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Total Return Bond VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Total Return Bond VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for the period October 21, 2019 (commencement of operations) through December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for the period October 21, 2019 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012– 2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019–2022); Vice President and Associate General Counsel, MetLife, Inc. (2010–2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

29

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10524

Guardian Variable

Products Trust

2022

Annual Report

All Data as of December 31, 2022

Guardian U.S. Government Securities VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian U.S. Government Securities VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2022. The views expressed in the Fund Commentary are those of Park Avenue Institutional Advisers LLC as of the date of this report and are subject to change without notice. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

FUND COMMENTARY OF PARK AVENUE INSTITUTIONAL ADVISERS LLC, MANAGER (UNAUDITED)

Highlights

•	Guardian U.S. Government Securities VIP Fund (the “Fund”) returned -8.28% for the 12 months ended December 31, 2022, outperforming its benchmark, the Bloomberg US Intermediate Government/Mortgage Total Return Index[1] (the “Index”), which returned -9.61% for the same period.

•	The Index replaced the Bloomberg Intermediate US Government Bond Index[2] (the “Government Index”) as the Fund’s primary benchmark as of October 1, 2022. The Index was selected to align more closely with the Fund’s investment strategy and portfolio holdings. The Government Index returned -7.73% for the 12 months ended December 31, 2022.

•	The Fund’s overweight allocation to agency commercial mortgage-backed securities, its underweight to agency residential mortgage-backed securities, and the average duration of its portfolio detracted from performance relative to the Index.[3] The largest positive contributors to performance relative to the Index were yield curve positioning[4] and its allocation to Treasury Inflation-Protected Securities (“TIPs”).

Market Overview

Throughout 2022 the U.S. Federal Reserve (the “Fed”) significantly increased interest rates in response to a rapidly increasing inflation market environment.

The Standard & Poor’s 500® Index5 (the “S&P 500 Index”) returned -18.11% for the year. Nearly every segment of the fixed income market experienced declines. The Bloomberg US Corporate High Yield Bond Index6 (the “High Yield Index”) returned -11.19% for the year. Leveraged loans generally outperformed most major fixed income indexes but were still negative, returning -0.60%. The 10-year Treasury returned -16.5% for the year.

With inflation above 7% all year, the Fed’s main goal was to decrease inflation while not sparking a recession. The Fed increased the federal funds rate seven times in 2022, from 0.25-0.50% in March to 4.25-4.50% in December, the most rapid pace of interest rate hikes in recent history.

Portfolio Review

The Fund’s overweight allocation to agency commercial mortgage-backed securities, its underweight to agency residential mortgage-backed securities, and the average duration of its portfolio detracted from performance relative to the Index. The largest positive contributors to performance relative to the Index were yield curve positioning and its allocation to TIPS.

We began de-risking the portfolio in May and June. In the second half of the year, we also utilized yield curve flatteners to take advantage of differences in yield spread between the 2-year and 10-year Treasuries. In addition, to help manage inflation risk, we made an allocation to TIPS at the beginning of the year and maintained that allocation throughout the year.

Outlook

As we enter 2023, we remain in a relatively high inflation, low growth environment. Although we have a more optimistic outlook on the market than the Fed, we also believe that an economic recession in 2023 is likely. Historically, spreads widen into a recession, therefore we are proceeding with caution in anticipation of heightened credit risk in 2023. However, we believe ample cash is waiting to be deployed, which can mitigate spread widening. Finally, we believe the yield curve may get flatter before it steepens positively. Overall, we continue to remain defensive in our investment approach.

[1]

The Index is an index consisting of securities issued by the U.S. Government (Public obligations of the U.S. Treasury or publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) in the intermediate maturity range and mortgage-backed pass-through securities of GNMA, FNMA and FHLMC. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[2]

The Government Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. You may not invest in the Government Index and, unlike the Fund, the Government Index does not incur fees or expenses.

[3]	Duration is a measure of a bond price’s sensitivity to changes in interest rates.

[4]	Yield curve positioning represents the relationship between the interest rates of bonds having the same credit quality but different maturity dates.

[5]

The S&P 500 Index is an unmanaged market-capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[6]

The High Yield Index is generally considered to be representative of the investable universe of the U.S. dollar–denominated high-yield debt market. You may not invest in the High Yield Index and, unlike the Fund, the High Yield Index does not incur fees or expenses.

1

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $201,322,717

Bond Sector Allocation[1] As of December 31, 2022

Bond Quality Allocation[2] As of December 31, 2022

2

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Top Ten Holdings[1] As of December 31, 2022

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Note	1.625%	11/30/2026	11.47%
U.S. Treasury Note	2.750%	7/31/2027	10.59%
U.S. Treasury Note	1.375%	11/15/2031	6.21%
U.S. Treasury Note	1.500%	9/30/2024	5.47%
Vanguard Short-Term Inflation-Protected Securities ETF	—	—	4.65%
U.S. Treasury Note	0.125%	2/15/2024	3.71%
Fannie Mae ACES	3.610%	2/25/2031	3.62%
Federal National Mortgage Association	2.500%	7/1/2052	3.30%
iShares MBS ETF	—	—	2.49%
Vanguard Mortgage-Backed Securities ETF	—	—	2.49%
Total			54.00%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Bloomberg, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

3

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2022

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian U.S. Government Securities VIP Fund	10/21/2019	-8.28%	—	—	-1.85%
Bloomberg US Intermediate Government/Mortgage Total Return Index		-9.61%	—	—	-1.96%
Bloomberg Intermediate US Government Bond Index*		-7.73%	—	—	-1.27%

*

The Bloomberg US Intermediate Government/Mortgage Total Return Index (the “Total Return Index”) replaced the Bloomberg Intermediate US Government Bond Index as the Fund’s primary benchmark as of October 1, 2022. The Total Return Index was selected to align more closely with the Fund’s investment strategy and portfolio holdings.

Results of a Hypothetical $10,000 Investment As of December 31, 2022

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian U.S. Government Securities VIP Fund and the Bloomberg US Intermediate Government/Mortgage Total Return Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Expenses Paid During Period* 7/1/22-12/31/22	Expense Ratio During Period 7/1/22-12/31/22
Based on Actual Return	$1,000.00	$978.20	$3.74	0.75%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.43	$3.82	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

December 31, 2022	Principal Amount	Value
Agency Mortgage–Backed Securities–32.2%

Fannie Mae ACES 2019-M4 A2 3.61% due 2/25/2031	$7,764,000	$7,289,246
2021-M4 A2 1.465% due 2/25/2031(1)(2)	1,000,000	793,013

Federal Home Loan Mortgage Corp. 2.50% due 9/1/2037	1,889,520	1,733,936
3.00% due 4/1/2052	2,987,876	2,626,210
3.50% due 11/1/2052	3,281,099	2,982,730
4.00% due 10/1/2052	2,873,932	2,696,005
5.00% due 12/1/2052	3,981,762	3,926,527

Federal National Mortgage Association 2.00% due 6/1/2037	2,086,599	1,860,020
2.00% due 9/1/2037	1,979,263	1,764,340
2.50% due 10/1/2037	24,712	22,677
2.50% due 11/1/2037	1,008,918	925,860
2.50% due 1/1/2052	2,092,952	1,774,099
2.50% due 3/1/2052	1,996,064	1,693,175
2.50% due 4/1/2052	1,994,302	1,691,271
2.50% due 5/1/2052	1,996,339	1,694,239
2.50% due 7/1/2052	7,844,845	6,650,787
3.00% due 11/1/2037	1,186,129	1,111,523
3.00% due 3/1/2052	798,689	702,009
3.00% due 4/1/2052	998,309	877,272
3.00% due 11/1/2052	4,480,576	3,933,512
3.50% due 11/1/2052	3,492,556	3,174,399
4.50% due 9/1/2052	1,127,914	1,086,816

Freddie Mac Multifamily Structured Pass-Through Certificates
K048 A2 3.284% due 6/25/2025(1)(2)	2,045,000	1,977,726
K058 A2 2.653% due 8/25/2026	1,500,000	1,406,124
K082 A2 3.92% due 9/25/2028(1)(2)	3,385,000	3,291,374
K124 A2 1.658% due 12/25/2030	4,200,000	3,399,209
K730 A2 3.59% due 1/25/2025(1)(2)	3,740,899	3,644,751

Total Agency Mortgage–Backed Securities (Cost $67,703,338)		64,728,850
Asset–Backed Securities – 6.2%

AmeriCredit Automobile Receivables Trust 2019-2 C 2.74% due 4/18/2025	1,261,586	1,247,617

BlueMountain CLO Ltd. 2014-2A BR2 5.993% (LIBOR 3 Month + 1.75%) due 10/20/2030(2)(3)(4)	600,000	575,400

Enterprise Fleet Financing LLC 2020-1 A2 1.78% due 12/22/2025(3)	225,009	223,801

Ford Credit Auto Lease Trust 2021-B A3 0.37% due 10/15/2024	1,600,000	1,561,667

December 31, 2022	Principal Amount	Value
Asset–Backed Securities (continued)

Honda Auto Receivables Owner Trust 2021-2 A3 0.33% due 8/15/2025	$962,801	$928,887

Hyundai Auto Lease Securitization Trust 2021-A B 0.61% due 10/15/2025(3)	2,000,000	1,946,745

NextGear Floorplan Master Owner Trust 2022-1A A2 2.80% due 3/15/2027(3)	1,750,000	1,650,838

Nissan Auto Receivables Owner Trust 2019-C A4 1.95% due 5/15/2026	1,600,000	1,564,349

Toyota Lease Owner Trust 2021-A A4 0.50% due 8/20/2025(3)	1,000,000	967,313

Verizon Owner Trust 2020-A B 1.98% due 7/22/2024	1,000,000	989,130

Voya CLO Ltd. 2016-3A A3R 5.944% (LIBOR 3 Month + 1.75%) due 10/18/2031(2)(3)(4)	925,000	883,098

Total Asset–Backed Securities (Cost $12,821,502)		12,538,845
Non–Agency Mortgage–Backed Securities – 7.8%

BAMLL Commercial Mortgage Securities Trust 2015-200P A 3.218% due 4/14/2033(3)	1,450,000	1,344,111

BB-UBS Trust 2012-SHOW A 3.43% due 11/5/2036(3)	1,000,000	932,415

Citigroup Commercial Mortgage Trust 2014-GC21 A5 3.855% due 5/10/2047	1,700,000	1,651,064

2019-PRM B 3.644% due 5/10/2036(3)	1,309,824	1,279,704

CityLine Commercial Mortgage Trust 2016-CLNE C 2.778% due 11/10/2031(1)(2)(3)	1,000,000	948,629

Commercial Mortgage Trust 2014-UBS3 A4 3.819% due 6/10/2047	1,550,000	1,506,843
2015-CR23 A4 3.497% due 5/10/2048	2,500,000	2,387,959

GS Mortgage Securities Corp. II 2005-ROCK A 5.366% due 5/3/2032(3)	1,700,000	1,654,456

GS Mortgage Securities Trust 2013-GC16 A4 4.271% due 11/10/2046	1,410,000	1,392,715

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

December 31, 2022	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)

Hudson Yards Mortgage Trust 2016-10HY A 2.835% due 8/10/2038(3)	$600,000	$533,348

ONE Park Mortgage Trust 2021-PARK A 5.151% due 3/15/2036(1)(2)(3)	500,000	477,304

Wells Fargo Commercial Mortgage Trust 2021-SAVE A 5.468% due 2/15/2040(1)(2)(3)	636,315	594,516

WFRBS Commercial Mortgage Trust 2014-C19 AS 4.271% due 3/15/2047	1,000,000	969,532

Total Non–Agency Mortgage–Backed Securities (Cost $17,034,114)		15,672,596
U.S. Government Securities – 41.6%

U.S. Treasury Inflation-Indexed Note 0.125% due 4/15/2027	538,229	502,344

U.S. Treasury Note 0.125% due 2/15/2024	7,850,000	7,457,807
0.375% due 1/31/2026	3,000,000	2,671,406
0.875% due 11/15/2030	500,000	400,860
1.375% due 11/15/2031	15,300,000	12,500,578
1.50% due 9/30/2024	11,600,000	11,017,281
1.625% due 11/30/2026	25,300,000	23,096,133
2.00% due 4/30/2024	2,400,000	2,315,719
2.00% due 8/15/2025	2,650,000	2,503,836
2.75% due 7/31/2027	22,500,000	21,316,992

Total U.S. Government Securities (Cost $91,222,097)		83,782,956

	Shares	Value
Exchange–Traded Funds – 9.6%

iShares MBS ETF	54,000	5,008,500

Vanguard Mortgage-Backed Securities ETF	110,000	5,007,200

Vanguard Short-Term Inflation-Protected Securities ETF	200,600	9,370,026

Total Exchange–Traded Funds (Cost $20,161,986)		19,385,726

	Principal Amount	Value
Short–Term Investments – 1.8%
U.S. Treasury Bills – 1.0%

U.S. Treasury Bill 3.566% due 2/2/2023(5)	$2,000,000	1,993,675

Total U.S. Treasury Bills (Cost $1,993,300)		1,993,675

December 31, 2022	Principal Amount	Value
Repurchase Agreements – 0.8%

Fixed Income Clearing Corp., 1.28%, dated 12/30/2022, proceeds at maturity value of $1,539,630, due 1/3/2022(6)	$1,539,412	$1,539,412

Total Repurchase Agreements (Cost $1,539,412)		1,539,412

Total Investments – 99.2% (Cost $212,475,749)		199,642,060

Assets in excess of other liabilities – 0.8%		1,680,657

Total Net Assets – 100.0%		$201,322,717

(1)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2022.
(3)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2022, the aggregate market value of these securities amounted to $14,011,678, representing 7.0% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)

The London Interbank Offered Rate (“LIBOR”) is being phased out completely by June 30, 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of a transition away from LIBOR on the Fund’s investments.

(5)	Interest rate shown reflects the discount rate at time of purchase.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Bond	2.375%	5/15/2051	$2,149,800	$1,570,243

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Open futures contracts at December 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 5-Year Treasury Note	March 2023	79	Long	$8,526,125	$8,526,445	$320
U.S. Long Bond	March 2023	68	Long	8,523,099	8,523,375	276
U.S. Ultra Bond	March 2023	1	Long	134,043	134,312	269
Total				$17,183,267	$17,184,132	$865

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	March 2023	26	Short	$(5,197,225)	$(5,332,031)	$(134,806)

Legend:

CLO — Collateralized Loan Obligation

LIBOR — London Interbank Offered Rate

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$64,728,850	$—	$64,728,850
Asset–Backed Securities	—	12,538,845	—	12,538,845
Non–Agency Mortgage–Backed Securities	—	15,672,596	—	15,672,596
U.S. Government Securities	—	83,782,956	—	83,782,956
Exchange–Traded Funds	19,385,726	—	—	19,385,726
U.S. Treasury Bills	—	1,993,675	—	1,993,675
Repurchase Agreements	—	1,539,412	—	1,539,412
Total	$19,385,726	$180,256,334	$—	$199,642,060
Other Financial Instruments
Futures Contracts
Assets	$865	$—	$—	$865
Liabilities	(134,806)	—	—	(134,806)
Total	$(133,941)	$—	$—	$(133,941)

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Statement of Assets and Liabilities As of December 31, 2022
Assets

Investments, at value	$199,642,060

Receivable for variation margin on futures contracts	735,794

Interest receivable	671,215

Cash deposits with brokers for futures contracts	454,395

Reimbursement receivable from adviser	11,828

Receivable for fund shares subscribed	1,827

Prepaid expenses	7,075

Total Assets	201,524,194

Liabilities

Investment advisory fees payable	81,433

Distribution fees payable	43,316

Accrued audit fees	25,096

Payable for fund shares redeemed	20,809

Accrued administrative fees	13,080

Accrued custodian and accounting fees	4,091

Accrued trustees’ and officers’ fees	632

Accrued expenses and other liabilities	13,020

Total Liabilities	201,477

Total Net Assets	$201,322,717

Net Assets Consist of:

Paid-in capital	$215,715,107

Distributable loss	(14,392,390)

Total Net Assets	$201,322,717

Investments, at Cost	$212,475,749

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	21,368,044

Net Asset Value Per Share	$9.42

Statement of Operations For the Year Ended December 31, 2022
Investment Income

Dividends	$745,410

Interest	3,699,951

Total Investment Income	4,445,361

Expenses

Investment advisory fees	1,082,810

Distribution fees	575,963

Professional fees	78,757

Trustees’ and officers’ fees	54,333

Administrative fees	39,059

Custodian and accounting fees	37,100

Transfer agent fees	15,486

Shareholder reports	8,780

Other expenses	12,076

Total Expenses	1,904,364

Less: Fees waived	(176,475)

Total Expenses, Net	1,727,889

Net Investment Income/(Loss)	2,717,472

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	(9,138,161)

Net realized gain/(loss) from futures contracts	(3,543,374)

Net change in unrealized appreciation/(depreciation) on investments	(11,689,695)

Net change in unrealized appreciation/(depreciation) on futures contracts	146,941

Net Loss on Investments and Derivative Contracts	(24,224,289)

Net Decrease in Net Assets Resulting From Operations	$(21,506,817)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/22	For the Year Ended 12/31/21

Operations

Net investment income/(loss)	$2,717,472	$1,687,222

Net realized gain/(loss) from investments and derivative contracts	(12,681,535)	(1,392,950)

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	(11,542,754)	(7,119,698)

Net Decrease in Net Assets Resulting from Operations	(21,506,817)	(6,825,426)

Capital Share Transactions

Proceeds from sales of shares	2,100,820	61,933,777

Cost of shares redeemed	(53,178,924)	(44,390,560)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(51,078,104)	17,543,217

Net Increase/(Decrease) in Net Assets	(72,584,921)	10,717,791

Net Assets

Beginning of year	273,907,638	263,189,847

End of year	$201,322,717	$273,907,638

Other Information:

Shares

Sold	218,217	5,929,472

Redeemed	(5,509,979)	(4,268,018)

Net Increase/(Decrease)	(5,291,762)	1,661,454

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/22	$10.27	$0.11	$(0.96)	$(0.85)	$9.42	(8.28)%

Year Ended 12/31/21	10.53	0.06	(0.32)	(0.26)	10.27	(2.47)%

Year Ended 12/31/20	10.00	0.09	0.44	0.53	10.53	5.30%

Period Ended 12/31/19(4)	10.00	0.02	(0.02)	0.00	10.00	0.00%	(5)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$201,323	0.75%	0.83%	1.18%	1.10%	52%

273,908	0.75%	0.82%	0.61%	0.54%	64%

263,190	0.75%	0.84%	0.84%	0.75%	76%

270,003	0.70%(5)	0.89%(5)	1.29%(5)	1.10%(5)	31%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 21, 2019.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2019, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

December 31, 2022

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian U.S. Government Securities VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Board of Trustees has designated Park Avenue Institutional Advisers LLC (“Park Avenue”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. Park Avenue has established a Fair Valuation Committee and has adopted fair valuation procedures that provide methodologies for fair valuing securities. These procedures include monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and reports to the Board of Trustees on at least a quarterly basis.

The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Exchange-traded financial futures contracts are valued at the last settlement price on the market where they are primarily traded.

Securities for which market quotations are not readily available or securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market are valued at their fair values as determined in good faith by Park Avenue, as the Board of Trustee’s valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with Park Avenue’s procedures and under the general oversight of the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2022, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2022 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2022, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve positioning, (iii) manage risk, (iv) enhance potential returns, or (v) as substitutes for permitted Fund investments. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss. There were no credit default swaps held as of December 31, 2022.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2022.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Distributions received from real estate investment trusts, if any, may be classified as dividends, capital gains and/or return of capital. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.47% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Fund has no sub-adviser.

Park Avenue has contractually agreed through April 30, 2023 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.75% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2022, Park Avenue waived fees and/or paid Fund expenses in the amount of $176,475.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the

Fund’s average daily net assets. For the year ended December 31, 2022, the Fund paid distribution fees in the amount of $575,963 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2022, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$29,215,427	$86,349,290
Sales	24,468,531	141,986,802

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

f. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2022, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into futures contracts for the year ended December 31, 2022 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2022, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts
Asset Derivatives
Futures Contracts[1]	$865
Liability Derivatives
Futures Contracts[1]	$(134,806)
[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative investments for the year ended December 31, 2022 were as follows:

Interest Rate Contracts
Net Realized Gain/(Loss)
Futures Contracts[1]	$(3,543,374)
Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[2]	$146,941
Average Number of Notional Amounts
Futures Contracts[3]	585
[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[3]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 5, 2024. The Fund did not utilize the credit facility during the year ended December 31, 2022.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, officers and Trustees of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has adversely impacted both local and global economies, including those in which the Fund may invest. These impacts include materially reduced consumer demand and economic output, disrupted supply chains, market closures, travel restrictions and quarantines, and strained healthcare systems. The Fund’s operations may be interrupted as a result, which may have a negative impact on the Fund’s investment performance.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian U.S. Government Securities VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian U.S. Government Securities VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for the period October 21, 2019 (commencement of operations) through December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for the period October 21, 2019 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 22, 2023

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008– 2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015– 2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012– 2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, New York Community Bancorp, Inc. and New York Community Bank (banking) (since 2022); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Tyla Reynolds (born 1967)	Assistant Secretary (Since December 2022)	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America (since 2022); Vice President and Director, The Bank of New York Mellon (2019-2022); Vice President and Associate General Counsel, MetLife, Inc. (2010-2018).

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

25

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10527

Item 1. (continued)

(b) Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the fiscal year ended December 31, 2022.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has three audit committee financial experts serving on its Audit Committee. The audit committee financial experts are Marshall Lux (Chair of the Audit Committee), Bruce Ferris and John Walters. Each of these individuals is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

Shown below are the aggregate fees billed for services rendered by PricewaterhouseCoopers LLC (“PwC”) to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the last two fiscal years.

Fiscal Year Ended	Audit Fees*	Audit- Related Fees	Tax Fees	All Other Fees
December 31, 2022	$730,992	$—	$—	$—
December 31, 2021	$576,000	$—	$—	$—

*	Fees are exclusive of out-of-pocket expenses.

(e)(1) The registrant’s Audit Committee is required to approve at least annually all audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, pursuant to the registrant’s Audit Committee Pre-Approval Procedures, the Chair of the Audit Committee, or one or more designated members of the Audit Committee, is authorized to pre-approve a proposed non-audit service, or a proposed material change in the nature or cost of any previously approved non-audit service, between meetings of the Audit Committee. Any such action shall be presented for ratification by the Audit Committee not later than its next regularly scheduled meeting.

(e)(2) With respect to the services described in (b) - (d) of this item relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above, no amount was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) There were no non-audit fees billed by PwC for services rendered to the registrant, its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a) The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) None.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item  13. Exhibits.

(a)(1) Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 -Not applicable.

(a)(4) There was no change in the registrant’s independent public accountant during the reporting period.

(b) Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guardian Variable Products Trust

By (Signature and Title)*	/s/ Dominique Baede
Dominique Baede, President
(Principal Executive Officer)

Date: March 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Dominique Baede
Dominique Baede, President
(Principal Executive Officer)

Date: March 6, 2023

By (Signature and Title)*	/s/ John H Walter
John H Walter, Treasurer
(Principal Financial and Accounting Officer)

Date: March 6, 2023